UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111
(Address of principal executive offices)		(Zip code)
Richard J. Byrne
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2010

Date of reporting period:	6/30/2010

Item 1. Reports to Stockholders.

MML Series Investment Fund
Semiannual Report

MML Blue Chip Growth Fund

MML Emerging Growth Fund

MML Equity Index Fund

MML Large Cap Value Fund

MML NASDAQ-100® Fund

MML Small Cap Growth Equity Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2010

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

President's Letter to Shareholders	1
Portfolio Summaries	3
Portfolio of Investments
MML Blue Chip Growth Fund	8
MML Emerging Growth Fund	11
MML Equity Index Fund	13
MML Large Cap Value Fund	19
MML NASDAQ-100® Fund	21
MML Small Cap Growth Equity Fund	23
Statements of Assets and Liabilities	28
Statements of Operations	32
Statements of Changes in Net Assets	34
Financial Highlights	38
Notes to Financial Statements	45
Other Information
Proxy Voting	66
Quarterly Reporting	66
Trustees' Approval of Investment Advisory Contracts	66
Fund Expenses	69

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MML Series Investment Fund – President's Letter to Shareholders

 To Our Shareholders

Richard J. Byrne

"Uncertainty about the near-term prospects of the financial markets and economies worldwide has driven increased market volatility in the recent environment, and investors still remember the damage done by the recent financial crisis. We believe investors are wise to be wary, but should put the current environment into perspective and avoid overreaction. In our view, investors are still best served by reviewing their strategy and maintaining an investment plan focused on their own time horizon, risk tolerance and anticipated long-term needs."

June 30, 2010

Welcome to the MML Series Investment Fund Semiannual Report covering the six months ended June 30, 2010. Domestic and foreign stocks, which had advanced steadily with only minor setbacks since March 2009, began to weaken in April 2010. The market environment in May and June proved especially challenging and resulted in equity losses across the board at mid-year. Investors' confidence in stocks fell due to deepening fears over the European debt crisis and growing concerns about a possible double-dip recession in the United States. Economic data released during the second quarter reflected a still-expanding, but fragile, U.S. economy. For example, in June, the third and final estimate of gross domestic product (GDP) growth for the first quarter was revised downward to 2.7% from 3.0%.

Key events that defined the period

In the United States, health care reform dominated the headlines early in the year. On March 23, 2010, President Obama signed the Patient Protection and Affordable Care Act (PPACA) into law. The law's passage did not have a pronounced effect on the markets in the near term; however, the likely downstream impact on the U.S. budget and interest rates will continue to be a point of focus for market watchers in the future.

In the international arena, the drama that unfolded in the Greek economy and concerns about other struggling European countries drove increased volatility in equity and bond markets in Europe and other regions. The situation accelerated during the last week of April, when Standard & Poor's downgraded Greece's debt to below-investment-grade or "junk" status. This news helped push the price of Greek bonds down and drove their yields higher. European finance ministers eventually came up with a bailout plan, but not before European stocks suffered and investors pushed down the value of the euro versus the dollar. U.S. markets also suffered intermittently from the uncertainties of the situation in Greece in the first quarter of the year. These international problems continued to affect both U.S. and foreign markets throughout the second quarter.

The developments in Europe, coupled with investor concerns over the U.S. economic recovery, resulted in losses for all major domestic stock indexes for the six-month period ended June 30, 2010. The Dow Jones Industrial AverageSM (the "Dow"), a benchmark of blue-chip domestic stock performance, fell 6.27%, and the S&P 500® Index (the S&P 500), a barometer of large-cap stock performance, lost 6.65%. The small-cap benchmark Russell 2000® Index lost 1.95%, making it the strongest performer among U.S. broad-market stock indexes. The technology-laden NASDAQ Composite® Index lost 7.05% for the six-month period, nearly in line with the declines of the Dow and the S&P 500. The MSCI® EAFE® Index, an indicator of foreign developed-market stocks, turned in a double-digit loss of 13.23%. The only bright spot came from the fixed-income arena, where the Barclays Capital U.S. Aggregate Bond Index advanced 5.33%.*

The six months in review

Solid earnings reports from many companies and high consumer confidence figures characterized the economic environment as 2010 began, which helped the market continue its general pattern of advancement early in the year. The European debt situation, news from China about steps the country intended to take to rein in growth (to fend off potential inflation), and the specter of potential U.S.

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund – President's Letter to Shareholders (Continued)

government regulation of banks combined to reverse the market's gains in the second half of January and into early February. Strong economic readings from the U.S. and Asia, additional positive earnings announcements, and the burgeoning efforts of the European Union to find a sustainable solution to Greece's debt crisis seemed encouraging to investors and helped drive major stock indexes into positive territory for the year-to-date period by the end of March. During April, U.S. equity market performance built upon gains from the first quarter, but experienced periods of volatility driven mainly by events overseas. In this environment, foreign markets posted generally weaker results. May turned out to be quite volatile for U.S. and foreign stocks, driven primarily by events overseas and culminating on May 6, when the Dow dropped almost 1,000 points in intraday trading in what was termed a "flash crash." June brought the major market indexes their biggest drop since the fourth quarter of 2008, due to concerns about a return to recession in the U.S., slower growth globally, the ongoing sovereign debt crisis in Europe, and weakness in China due to lower expected growth. In late June, the Federal Reserve reaffirmed that short-term interest rates would remain near zero for "an extended period," and concerns about global economic growth and the volatile market environment caused investors to flock to the safety of U.S. Treasury securities, driving their prices up and yields down.

As the first six months of 2010 drew to a close, investors reflected on the changing economic environment and looked for clues about what the future may have in store. One of the most vexing economic issues remains the high unemployment rate in the U.S. Although 400,000 U.S. Census workers added jobs to May's non-farm payrolls, the overall unemployment rate remained high, closing out June at 9.7%. In housing, residential real estate weakened significantly after the April 30 expiration of the $8,000 tax credit for first-time home buyers – declining to a seasonally adjusted rate of 300,000, the slowest pace since the Commerce Department began keeping records in 1963.

Keeping it in perspective

Uncertainty about the near-term prospects of the financial markets and economies worldwide has driven increased market volatility in the recent environment, and investors still remember the damage done by the recent financial crisis. We believe investors are wise to be wary, but should put the current environment into perspective and avoid overreaction. In our view, investors are still best served by reviewing their strategy and maintaining an investment plan focused on their own time horizon, risk tolerance and anticipated long-term needs. This may be an ideal time to consult your financial professional to assess your plan and help ensure you are on track to reach your financial goals. Building broad diversification into your plan may help you navigate a wide variety of investment climates and has historically helped investors pursue their long-term financial objectives.

Thank you for your ongoing confidence in MassMutual. Our goal is to help you prepare for a stronger financial future – throughout all market conditions.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Portfolio Summaries

What is the investment objective of MML Blue Chip Growth Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. The Fund's subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Apple, Inc.	7.6%
Google, Inc. Class A	5.0%
Amazon.com, Inc.	3.6%
Danaher Corp.	3.3%
Express Scripts, Inc.	2.4%
Schlumberger Ltd.	2.0%
American Express Co.	2.0%
American Tower Corp. Class A	1.9%
Franklin Resources, Inc.	1.8%
JP Morgan Chase & Co.	1.8%
31.4%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Communications	21.9%
Technology	16.3%
Consumer, Non-cyclical	15.5%
Financial	13.9%
Consumer, Cyclical	12.6%
Industrial	10.7%
Energy	5.4%
Basic Materials	2.6%
Mutual Funds	0.0%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

3

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Emerging Growth Fund, and who are the Fund's subadvisers?
The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and/or revenues at above average rates. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (primarily common stocks) of emerging growth companies. The Fund's subadvisers are Essex Investment Management Company, LLC (Essex), which was responsible for approximately 51% of the Fund's portfolio; and Insight Capital Research & Management, Inc. (Insight Capital), which oversaw approximately 49% of the Fund's portfolio, as of June 30, 2010.

MML Emerging Growth Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Acme Packet, Inc.	3.6%
Thoratec Corp.	3.5%
SXC Health Solutions Corp.	3.0%
Power-One, Inc.	2.3%
Capella Education Co.	2.3%
Skechers U.S.A., Inc. Class A	2.2%
Cirrus Logic, Inc.	2.1%
Coinstar, Inc.	2.0%
Lululemon Athletica, Inc.	2.0%
Impax Laboratories, Inc.	1.9%
24.9%

MML Emerging Growth Fund Country Weightings (% of Net Assets) on 6/30/10 (Unaudited)
United States	87.6%
Canada	7.2%
Cayman Islands	1.6%
Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%
Net Assets	100.0%

MML Emerging Growth Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Consumer, Non-cyclical	27.4%
Consumer, Cyclical	18.3%
Industrial	13.9%
Technology	12.6%
Communications	12.2%
Energy	7.1%
Basic Materials	3.3%
Financial	1.6%
Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%
Net Assets	100.0%

4

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Equity Index Fund, and who is the Fund's subadviser?
The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500 Index. The Fund's subadviser is Northern Trust Investments, N.A. (NTI).

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Equity Index Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Exxon Mobil Corp.	3.1%
Apple, Inc.	2.4%
Microsoft Corp.	1.9%
The Procter & Gamble Co.	1.8%
Johnson & Johnson	1.7%
International Business Machines Corp.	1.7%
General Electric Co.	1.6%
JP Morgan Chase & Co.	1.5%
Bank of America Corp.	1.5%
AT&T, Inc.	1.5%
18.7%

MML Equity Index Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Consumer, Non-cyclical	22.4%
Financial	15.9%
Technology	12.9%
Communications	10.9%
Energy	10.8%
Industrial	10.4%
Consumer, Cyclical	8.4%
Utilities	3.5%
Basic Materials	3.2%
Diversified	0.0%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
Net Assets	100.0%

What is the investment objective of MML Large Cap Value Fund, and who is the Fund's subadviser?
The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund's subadviser believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of at least $5 billion. The Fund's subadviser is Davis Selected Advisers, L.P. (Davis).

MML Large Cap Value Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Occidental Petroleum Corp.	4.7%
Costco Wholesale Corp.	4.7%
Wells Fargo & Co.	4.5%
American Express Co.	4.3%
EOG Resources, Inc.	4.2%
Berkshire Hathaway, Inc. Class A	3.8%
CVS Caremark Corp.	3.1%
Devon Energy Corp.	3.0%
Merck & Co., Inc.	3.0%
Loews Corp.	2.7%
38.0%

MML Large Cap Value Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Financial	26.5%
Consumer, Non-cyclical	20.7%
Energy	16.0%
Consumer, Cyclical	11.6%
Industrial	6.0%
Technology	4.9%
Communications	3.4%
Basic Materials	2.9%
Diversified	1.0%
Total Long-Term Investments	93.0%
Short-Term Investments and Other Assets and Liabilities	7.0%
Net Assets	100.0%

5

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML NASDAQ-100® Fund, and who is the Fund's subadviser?
The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the NASDAQ-100 Index. The Fund's subadviser is Northern Trust Investments, N.A. (NTI).

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, "NASDAQ") and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

MML NASDAQ-100 Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Apple, Inc.	19.6%
Microsoft Corp.	4.3%
Google, Inc. Class A	4.1%
Qualcomm, Inc.	4.0%
Oracle Corp.	2.8%
Cisco Systems, Inc.	2.7%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.4%
Intel Corp.	2.3%
Amazon.com, Inc.	2.0%
Gilead Sciences, Inc.	1.8%
46.0%

MML NASDAQ-100 Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Technology	45.5%
Communications	24.0%
Consumer, Non-cyclical	16.4%
Consumer, Cyclical	8.2%
Industrial	3.0%
Energy	0.5%
Mutual Funds	0.4%
Basic Materials	0.4%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
Net Assets	100.0%

6

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Small Cap Growth Equity Fund, and who are the Fund's subadvisers?
The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund's subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund's two subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 49% of the Fund's portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 51% of the Fund's portfolio, as of June 30, 2010.

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Capella Education Co.	2.2%
LKQ Corp.	2.1%
NuVasive, Inc.	1.9%
MICROS Systems, Inc.	1.9%
Alberto-Culver Co.	1.9%
O'Reilly Automotive, Inc.	1.8%
Volcano Corp.	1.7%
DealerTrack Holdings, Inc.	1.7%
Wabtec Corp.	1.6%
Under Armour, Inc. Class A	1.5%
18.3%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Consumer, Non-cyclical	23.3%
Consumer, Cyclical	20.5%
Technology	15.3%
Industrial	13.4%
Communications	8.1%
Financial	7.3%
Energy	5.3%
Basic Materials	1.3%
Mutual Funds	0.8%
Utilities	0.8%
Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%
Net Assets	100.0%

7

MML Blue Chip Growth Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 98.9%
COMMON STOCK – 98.9%
Advertising – 0.2%
Omnicom Group, Inc.	15,500	$531,651
Aerospace & Defense – 0.8%
United Technologies Corp.	32,200	2,090,101
Apparel – 0.8%
Nike, Inc. Class B	31,370	2,119,044
Automotive & Parts – 0.3%
Johnson Controls, Inc.	23,800	639,506
Banks – 3.6%
Bank of America Corp.	12,800	183,936
Bank of New York Mellon Corp.	3,700	91,353
Northern Trust Corp.	37,100	1,732,570
PNC Financial Services Group, Inc.	12,600	711,900
State Street Corp.	4,700	158,954
U.S. Bancorp	91,100	2,036,085
Wells Fargo & Co.	173,200	4,433,920
		9,348,718
Beverages – 0.8%
The Coca-Cola Co.	900	45,108
PepsiCo, Inc.	34,250	2,087,538
		2,132,646
Biotechnology – 1.6%
Amgen, Inc. (a)	720	37,872
Celgene Corp. (a)	68,200	3,465,924
Life Technologies Corp. (a)	5,300	250,425
Vertex Pharmaceuticals, Inc. (a)	11,000	361,900
		4,116,121
Chemicals – 2.6%
Ecolab, Inc.	3,200	143,712
Monsanto Co.	4,950	228,789
Praxair, Inc.	60,830	4,622,472
The Sherwin-Williams Co.	24,600	1,702,074
		6,697,047
Coal – 0.2%
Peabody Energy Corp.	13,500	528,255
Commercial Services – 4.9%
Automatic Data Processing, Inc.	15,550	626,043
MasterCard, Inc. Class A	18,690	3,729,216
McKesson Corp.	47,300	3,176,668
Visa, Inc. Class A	62,080	4,392,160
Western Union Co.	51,300	764,883
		12,688,970
Computers – 10.4%
Accenture PLC Class A	40,650	1,571,122
Apple, Inc. (a)	78,320	19,699,830
EMC Corp. (a)	61,500	1,125,450
Hewlett-Packard Co.	36,300	1,571,064
International Business Machines Corp.	23,100	2,852,388
		26,819,854
Cosmetics & Personal Care – 0.8%
The Procter & Gamble Co.	33,800	2,027,324
Distribution & Wholesale – 1.0%
Fastenal Co.	51,800	2,599,842
Diversified Financial – 9.9%
American Express Co.	127,150	5,047,855
Ameriprise Financial, Inc.	36,900	1,333,197
The Charles Schwab Corp.	69,600	986,928
CME Group, Inc.	600	168,930
Credit Suisse Group	9,684	364,062
Franklin Resources, Inc.	54,550	4,701,664
The Goldman Sachs Group, Inc.	14,250	1,870,598
IntercontinentalExchange, Inc. (a)	24,050	2,718,372
Invesco Ltd.	76,400	1,285,812
JP Morgan Chase & Co.	128,200	4,693,402
Morgan Stanley	43,390	1,007,082
NYSE Euronext	47,800	1,320,714
TD Ameritrade Holding Corp. (a)	8,400	128,520
		25,627,136
Electrical Components & Equipment – 0.9%
Emerson Electric Co.	55,400	2,420,426
Energy - Alternate Sources – 0.0%
First Solar, Inc. (a)	680	77,404
Engineering & Construction – 0.3%
McDermott International, Inc. (a)	38,100	825,246
Health Care - Products – 1.6%
Becton, Dickinson & Co.	900	60,858
Intuitive Surgical, Inc. (a)	2,350	741,707
Medtronic, Inc.	2,720	98,654
St. Jude Medical, Inc. (a)	31,350	1,131,422
Stryker Corp.	39,530	1,978,872
		4,011,513
Health Care - Services – 0.1%
Thermo Fisher Scientific, Inc. (a)	3,200	156,960
WellPoint, Inc. (a)	50	2,447
		159,407
Insurance – 0.4%
Prudential Financial, Inc.	18,900	1,014,174
Internet – 12.9%
Akamai Technologies, Inc. (a)	38,200	1,549,774
Amazon.com, Inc. (a)	84,550	9,237,933
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	40,600	2,764,048
eBay, Inc. (a)	46,000	902,060
Expedia, Inc.	20,900	392,502
Google, Inc. Class A (a)	29,000	12,903,550
Liberty Media Corp. - Interactive Class A (a)	136,400	1,432,200
McAfee, Inc. (a)	22,550	692,736
Priceline.com, Inc. (a)	2,900	511,966
Tencent Holdings Ltd.	173,800	2,866,051
		33,252,820
Leisure Time – 0.8%
Carnival Corp.	67,000	2,026,080
Lodging – 2.2%
Marriott International, Inc. Class A	117,887	3,529,537
Starwood Hotels & Resorts Worldwide, Inc.	37,100	1,537,053
Wynn Macau Ltd. (a)	172,400	282,044

The accompanying notes are an integral part of the financial statements.

8

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wynn Resorts Ltd.	5,800	$442,366
		5,791,000
Machinery - Diversified – 0.7%
Deere & Co.	7,300	406,464
Rockwell Automation, Inc.	29,600	1,453,064
		1,859,528
Manufacturing – 4.9%
3M Co.	48,600	3,838,914
Danaher Corp.	228,260	8,473,011
Honeywell International, Inc.	4,700	183,441
Illinois Tool Works, Inc.	7,000	288,960
		12,784,326
Media – 3.3%
Discovery Communications, Inc. Series C (a)	70,575	2,182,885
The McGraw-Hill Cos., Inc.	22,080	621,331
Time Warner, Inc.	77,433	2,238,588
The Walt Disney Co.	106,300	3,348,450
		8,391,254
Metal Fabricate & Hardware – 1.2%
Precision Castparts Corp.	30,900	3,180,228
Oil & Gas – 2.3%
EOG Resources, Inc.	46,090	4,533,873
Exxon Mobil Corp.	930	53,075
Range Resources Corp.	13,500	542,025
Southwestern Energy Co. (a)	14,900	575,736
Suncor Energy, Inc.	4,400	129,536
Ultra Petroleum Corp. (a)	2,400	106,200
		5,940,445
Oil & Gas Services – 2.9%
Cameron International Corp. (a)	28,200	917,064
FMC Technologies, Inc. (a)	25,700	1,353,362
Schlumberger Ltd.	95,200	5,268,368
		7,538,794
Pharmaceuticals – 5.8%
Allergan, Inc.	52,660	3,067,972
Cardinal Health, Inc.	1,800	60,498
Express Scripts, Inc. (a)	132,000	6,206,640
Gilead Sciences, Inc. (a)	19,650	673,602
Medco Health Solutions, Inc. (a)	80,500	4,433,940
Shire PLC Sponsored ADR (United Kingdom)	10,900	669,042
		15,111,694
Retail – 7.2%
Bed Bath & Beyond, Inc. (a)	59,900	2,221,092
CarMax, Inc. (a)	8,600	171,140
Coach, Inc.	34,600	1,264,630
Dollar Tree, Inc. (a)	9,000	374,670
The Gap, Inc.	15,500	301,630
The Home Depot, Inc.	1,200	33,684
Kohl's Corp. (a)	73,100	3,472,250
Lowe's Cos., Inc.	130,400	2,662,768
McDonald's Corp.	39,850	2,624,919
O'Reilly Automotive, Inc. (a)	34,600	1,645,576
Starbucks Corp.	154,100	3,744,630
		18,516,989
Semiconductors – 4.3%
Altera Corp.	63,850	1,584,119
Broadcom Corp. Class A	75,050	2,474,398
Intel Corp.	44,200	859,690
Marvell Technology Group Ltd. (a)	205,950	3,245,772
NVIDIA Corp. (a)	25,100	256,271
Xilinx, Inc.	111,400	2,813,964
		11,234,214
Software – 1.6%
Adobe Systems, Inc. (a)	2,150	56,825
Autodesk, Inc. (a)	15,000	365,400
Cerner Corp. (a)	5,500	417,395
Fiserv, Inc. (a)	25,870	1,181,224
Intuit, Inc. (a)	17,200	598,044
Microsoft Corp.	58,750	1,351,837
Salesforce.com, Inc. (a)	1,800	154,476
		4,125,201
Telecommunications – 5.6%
American Tower Corp. Class A (a)	109,170	4,858,065
Cisco Systems, Inc. (a)	113,250	2,413,357
Corning, Inc.	27,600	445,740
Juniper Networks, Inc. (a)	140,250	3,200,505
Qualcomm, Inc.	104,500	3,431,780
		14,349,447
Toys, Games & Hobbies – 0.3%
Mattel, Inc.	38,200	808,312
Transportation – 1.7%
Expeditors International of Washington, Inc.	50,500	1,742,755
FedEx Corp.	11,200	785,232
Union Pacific Corp.	25,200	1,751,652
		4,279,639
TOTAL COMMON STOCK (Cost $237,616,455)		255,664,356
TOTAL EQUITIES (Cost $237,616,455)		255,664,356
MUTUAL FUNDS – 0.0%
Diversified Financial – 0.0%
T. Rowe Price Reserve Investment Fund	1,000	1,000
TOTAL MUTUAL FUNDS (Cost $1,000)		1,000
TOTAL LONG-TERM INVESTMENTS (Cost $237,617,455)		255,665,356
	Principal Amount
SHORT-TERM INVESTMENTS – 1.1%
Repurchase Agreement – 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$2,768,216	2,768,216
TOTAL SHORT-TERM INVESTMENTS (Cost $2,768,216)		2,768,216
TOTAL INVESTMENTS – 100.0% (Cost $240,385,671) (c)		258,433,572
Other Assets/ (Liabilities) – 0.0%		115,360
NET ASSETS – 100.0%		$258,548,932

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

9

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)
(b)	Maturity value of $2,768,216. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $2,826,452.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

10

MML Emerging Growth Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 96.4%
COMMON STOCK – 96.4%
Aerospace & Defense – 0.8%
Triumph Group, Inc.	1,250	$83,287
Airlines – 1.7%
US Airways Group, Inc. (a)	21,000	180,810
Apparel – 5.6%
Deckers Outdoor Corp. (a)	1,250	178,588
G-III Apparel Group Ltd. (a)	500	11,445
Gildan Activewear, Inc. (a)	3,300	94,545
Skechers U.S.A., Inc. Class A (a)	6,200	226,424
Steven Madden Ltd. (a)	2,241	70,636
		581,638
Automotive & Parts – 2.3%
Exide Technologies (a)	12,456	64,771
Titan International, Inc.	5,537	55,204
Westport Innovations, Inc. (a)	4,942	77,540
Wonder Auto Technology, Inc. (a)	6,122	44,813
		242,328
Biotechnology – 1.6%
3SBio, Inc. ADR (Cayman Islands) (a)	5,517	64,163
Affymetrix, Inc. (a)	8,434	49,760
Illumina, Inc. (a)	1,281	55,762
		169,685
Chemicals – 1.6%
Cytec Industries, Inc.	1,421	56,826
Intrepid Potash, Inc. (a)	1,924	37,653
Rockwood Holdings, Inc. (a)	3,116	70,702
		165,181
Commercial Services – 8.5%
Alliance Data Systems Corp. (a)	1,650	98,208
American Public Education, Inc. (a)	1,467	64,108
Capella Education Co. (a)	2,900	235,915
Cardtronics, Inc. (a)	4,970	64,411
Coinstar, Inc. (a)	5,000	214,850
Corinthian Colleges, Inc. (a)	4,367	43,015
PAREXEL International Corp. (a)	7,687	166,654
		887,161
Computers – 1.4%
Super Micro Computer, Inc. (a)	10,519	142,006
Diversified Financial – 1.6%
Janus Capital Group, Inc.	5,955	52,880
Portfolio Recovery Associates, Inc. (a)	1,700	113,526
		166,406
Electrical Components & Equipment – 3.8%
American Superconductor Corp. (a)	2,246	59,946
GrafTech International Ltd. (a)	3,638	53,188
JA Solar Holdings Co. Ltd. ADR (Cayman Islands) (a)	10,007	46,532
Power-One, Inc. (a)	35,713	241,063
		400,729
Electronics – 3.7%
Coherent, Inc. (a)	3,100	106,330
II-VI, Inc. (a)	1,371	40,623
Newport Corp. (a)	5,006	45,354
Park Electrochemical Corp.	1,327	32,392
Rogers Corp. (a)	1,830	50,819
Sanmina-SCI Corp. (a)	8,100	110,241
		385,759
Energy - Alternate Sources – 0.4%
FuelCell Energy, Inc. (a)	14,077	16,611
Headwaters, Inc. (a)	7,383	20,968
		37,579
Engineering & Construction – 0.5%
Layne Christensen Co. (a)	2,334	56,646
Entertainment – 0.8%
Cinemark Holdings, Inc.	6,645	87,382
Hand & Machine Tools – 0.5%
Snap-on, Inc.	1,355	55,433
Health Care - Products – 5.0%
Bruker Corp. (a)	4,179	50,817
Natus Medical, Inc. (a)	3,047	49,636
Thoratec Corp. (a)	8,488	362,692
Volcano Corp. (a)	2,855	62,296
		525,441
Health Care - Services – 1.6%
HEALTHSOUTH Corp. (a)	6,364	119,071
RehabCare Group, Inc. (a)	2,421	52,729
		171,800
Home Furnishing – 1.8%
La-Z-Boy, Inc. (a)	4,049	30,084
Tempur-Pedic International, Inc. (a)	5,200	159,900
		189,984
Internet – 4.0%
GSI Commerce, Inc. (a)	3,449	99,331
Liquidity Services, Inc. (a)	4,702	60,938
LoopNet, Inc. (a)	4,867	60,010
NIC, Inc.	13,384	85,791
NutriSystem, Inc.	2,354	54,001
Sina Corp. (a)	1,542	54,371
		414,442
Machinery - Construction & Mining – 0.7%
Bucyrus International, Inc.	1,502	71,270
Machinery - Diversified – 1.1%
Wabtec Corp.	2,876	114,724
Manufacturing – 0.5%
Acuity Brands, Inc.	1,320	48,022
Media – 2.3%
Acacia Research - Acacia Technologies (a)	4,155	59,126
DG FastChannel, Inc. (a)	5,617	183,002
		242,128
Metal Fabricate & Hardware – 1.6%
Circor International, Inc.	1,842	47,118

The accompanying notes are an integral part of the financial statements.

11

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kaydon Corp.	3,650	$119,939
		167,057
Mining – 1.7%
Allied Nevada Gold Corp. (a)	9,200	181,056
Office Furnishings – 1.3%
Herman Miller, Inc.	4,039	76,216
Interface, Inc. Class A	6,061	65,095
		141,311
Oil & Gas – 4.7%
Brigham Exploration Co. (a)	9,300	143,034
GeoResources, Inc. (a)	3,480	48,476
GMX Resources, Inc. (a)	3,358	21,794
Northern Oil and Gas, Inc. (a)	11,600	148,944
Rosetta Resources, Inc. (a)	3,700	73,297
Swift Energy Co. (a)	2,280	61,355
		496,900
Oil & Gas Services – 2.0%
Newpark Resources, Inc. (a)	16,600	100,430
Superior Energy Services, Inc. (a)	2,325	43,408
Tesco Corp. (a)	5,116	62,824
		206,662
Pharmaceuticals – 10.7%
Alkermes, Inc. (a)	3,580	44,571
BioMarin Pharmaceutical, Inc. (a)	2,417	45,826
Impax Laboratories, Inc. (a)	10,200	194,412
Mylan, Inc. (a)	5,002	85,234
Neogen Corp. (a)	3,447	89,795
Perrigo Co.	3,170	187,252
Salix Pharmaceuticals Ltd. (a)	4,000	156,120
SXC Health Solutions Corp. (a)	4,300	314,975
		1,118,185
Retail – 4.7%
Lululemon Athletica, Inc. (a)	5,500	204,710
Nu Skin Enterprises, Inc. Class A	4,000	99,720
Ulta Salon Cosmetics & Fragrance, Inc. (a)	7,851	185,755
		490,185
Semiconductors – 7.6%
Cirrus Logic, Inc. (a)	13,900	219,759
Entegris, Inc. (a)	13,553	53,805
Integrated Device Technology, Inc. (a)	8,966	44,382
Integrated Silicon Solution, Inc. (a)	6,100	45,994
Lattice Semiconductor Corp. (a)	22,600	98,084
Mindspeed Technologies, Inc. (a)	7,800	58,422
Rubicon Technology, Inc. (a)	6,100	181,719
Teradyne, Inc. (a)	4,883	47,609
Veeco Instruments, Inc. (a)	1,500	51,420
		801,194
Software – 3.6%
Acxiom Corp. (a)	3,350	49,211
Blackboard, Inc. (a)	4,025	150,253
Concur Technologies, Inc. (a)	1,595	68,075
Renaissance Learning, Inc.	2,257	33,155
Solera Holdings, Inc.	2,168	78,482
		379,176
Telecommunications – 6.0%
Acme Packet, Inc. (a)	13,899	373,605
Aruba Networks, Inc. (a)	6,919	98,527
Finisar Corp. (a)	6,500	96,850
Ixia (a)	6,355	54,589
		623,571
Transportation – 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	1,600	76,000
TOTAL COMMON STOCK (Cost $10,084,418)		10,101,138
TOTAL EQUITIES (Cost $10,084,418)		10,101,138
WARRANTS – 0.0%
Internet – 0.0%
Lantronix, Inc., Expires 2/09/11, Strike 4.68 (a) (b)	99	-
TOTAL WARRANTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $10,084,418)		10,101,138
	Principal Amount
SHORT-TERM INVESTMENTS – 4.4%
Repurchase Agreement – 4.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (c)	$465,023	465,023
TOTAL SHORT-TERM INVESTMENTS (Cost $465,023)		465,023
TOTAL INVESTMENTS – 100.8% (Cost $10,549,441) (d)		10,566,161
Other Assets/ (Liabilities) – (0.8)%		(82,213)
NET ASSETS – 100.0%		$10,483,948

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $465,023. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 8/15/39 - 9/25/39, and an aggregate market value, including accrued interest, of $477,005.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

12

MML Equity Index Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 98.4%
COMMON STOCK – 98.4%
Advertising – 0.2%
The Interpublic Group of Cos., Inc. (a)	14,595	$104,062
Omnicom Group, Inc.	9,212	315,972
		420,034
Aerospace & Defense – 2.3%
The Boeing Co.	22,727	1,426,119
General Dynamics Corp.	11,486	672,620
Goodrich Corp.	3,718	246,318
L-3 Communications Holdings, Inc.	3,441	243,760
Lockheed Martin Corp.	9,233	687,859
Northrop Grumman Corp.	9,000	489,960
Raytheon Co.	11,383	550,823
Rockwell Collins, Inc.	4,668	248,011
United Technologies Corp.	27,885	1,810,015
		6,375,485
Agriculture – 1.7%
Altria Group, Inc.	61,674	1,235,947
Archer-Daniels-Midland Co.	19,121	493,704
Lorillard, Inc.	4,511	324,702
Philip Morris International, Inc.	55,160	2,528,534
Reynolds American, Inc.	5,000	260,600
		4,843,487
Airlines – 0.1%
Southwest Airlines Co.	22,240	247,086
Apparel – 0.3%
Nike, Inc. Class B	11,577	782,027
VF Corp.	2,651	188,698
		970,725
Auto Manufacturers – 0.5%
Ford Motor Co. (a)	101,896	1,027,112
Paccar, Inc.	10,877	433,666
		1,460,778
Automotive & Parts – 0.2%
The Goodyear Tire & Rubber Co. (a)	7,165	71,220
Johnson Controls, Inc.	19,926	535,412
		606,632
Banks – 5.4%
Bank of America Corp.	298,729	4,292,736
Bank of New York Mellon Corp.	35,801	883,927
BB&T Corp.	20,449	538,013
Capital One Financial Corp.	13,370	538,811
Comerica, Inc.	5,172	190,485
Fifth Third Bancorp	23,661	290,794
First Horizon National Corp. (a)	6,749	77,275
Huntington Bancshares, Inc.	21,157	117,210
KeyCorp	26,481	203,639
M&T Bank Corp.	2,460	208,977
Marshall & Ilsley Corp.	15,118	108,547
Northern Trust Corp.	7,068	330,075
PNC Financial Services Group, Inc.	15,813	893,434
Regions Financial Corp.	35,689	234,834
State Street Corp.	15,229	515,045
SunTrust Banks, Inc.	14,844	345,865
U.S. Bancorp	56,880	1,271,268
Wells Fargo & Co.	154,667	3,959,475
Zions Bancorp	4,990	107,634
		15,108,044
Beverages – 2.6%
Brown-Forman Corp. Class B	3,259	186,512
The Coca-Cola Co.	68,565	3,436,478
Coca-Cola Enterprises, Inc.	9,474	244,998
Constellation Brands, Inc. Class A (a)	6,000	93,720
Dr. Pepper Snapple Group, Inc.	7,520	281,173
Molson Coors Brewing Co. Class B	4,666	197,652
PepsiCo, Inc.	47,890	2,918,895
		7,359,428
Biotechnology – 1.2%
Amgen, Inc. (a)	28,490	1,498,574
Biogen Idec, Inc. (a)	8,017	380,407
Celgene Corp. (a)	13,675	694,963
Genzyme Corp. (a)	7,885	400,321
Life Technologies Corp. (a)	5,302	250,520
Millipore Corp. (a)	1,685	179,705
		3,404,490
Building Materials – 0.0%
Masco Corp.	10,667	114,777
Chemicals – 1.9%
Air Products & Chemicals, Inc.	6,295	407,979
Airgas, Inc.	2,417	150,337
CF Industries Holdings, Inc.	2,059	130,644
The Dow Chemical Co.	34,051	807,690
E.I. du Pont de Nemours & Co.	26,882	929,848
Eastman Chemical Co.	2,182	116,432
Ecolab, Inc.	7,051	316,660
FMC Corp.	2,189	125,714
International Flavors & Fragrances, Inc.	2,346	99,517
Monsanto Co.	16,205	748,995
PPG Industries, Inc.	4,973	300,419
Praxair, Inc.	9,125	693,409
The Sherwin-Williams Co.	2,815	194,770
Sigma-Aldrich Corp.	3,568	177,794
		5,200,208
Coal – 0.2%
CONSOL Energy, Inc.	6,602	222,883
Massey Energy Co.	3,361	91,923
Peabody Energy Corp.	8,012	313,510
		628,316
Commercial Services – 1.6%
Apollo Group, Inc. Class A (a)	3,815	162,023
Automatic Data Processing, Inc.	15,013	604,423
DeVry, Inc.	1,800	94,482
Donnelley (R.R.) & Sons Co.	6,122	100,217
Equifax, Inc.	3,759	105,478
H&R Block, Inc.	10,048	157,653
Iron Mountain, Inc.	5,400	121,284
MasterCard, Inc. Class A	2,853	569,259
McKesson Corp.	8,008	537,817
Monster Worldwide, Inc. (a)	3,776	43,990
Moody's Corp.	5,878	117,090
Paychex, Inc.	9,497	246,637

The accompanying notes are an integral part of the financial statements.

13

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Quanta Services, Inc. (a)	6,237	$128,794
Robert Half International, Inc.	4,480	105,504
SAIC, Inc. (a)	9,092	152,200
Total System Services, Inc.	5,714	77,711
Visa, Inc. Class A	13,364	945,503
Western Union Co.	20,566	306,639
		4,576,704
Computers – 6.4%
Apple, Inc. (a)	27,080	6,811,432
Cognizant Technology Solutions Corp. Class A (a)	8,800	440,528
Computer Sciences Corp.	4,487	203,037
Dell, Inc. (a)	51,247	618,039
EMC Corp. (a)	61,691	1,128,945
Hewlett-Packard Co.	69,540	3,009,691
International Business Machines Corp.	38,071	4,701,007
Lexmark International, Inc. Class A (a)	2,397	79,173
NetApp, Inc. (a)	10,508	392,053
SanDisk Corp. (a)	6,836	287,591
Teradata Corp. (a)	5,100	155,448
Western Digital Corp. (a)	6,697	201,982
		18,028,926
Cosmetics & Personal Care – 2.4%
Avon Products, Inc.	12,656	335,384
Colgate-Palmolive Co.	14,540	1,145,171
The Estee Lauder Cos., Inc. Class A	3,514	195,835
The Procter & Gamble Co.	85,694	5,139,926
		6,816,316
Distribution & Wholesale – 0.2%
Fastenal Co.	3,900	195,741
Genuine Parts Co.	4,729	186,559
W.W. Grainger, Inc.	1,879	186,867
		569,167
Diversified Financial – 5.2%
American Express Co.	35,935	1,426,620
Ameriprise Financial, Inc.	7,521	271,734
The Charles Schwab Corp.	29,628	420,125
Citigroup, Inc. (a)	674,420	2,535,819
CME Group, Inc.	1,976	556,343
Discover Financial Services	16,123	225,400
E*TRADE Financial Corp. (a)	6,378	75,388
Federated Investors, Inc. Class B	2,700	55,917
Franklin Resources, Inc.	4,428	381,649
The Goldman Sachs Group, Inc.	15,362	2,016,570
IntercontinentalExchange, Inc. (a)	2,175	245,840
Invesco Ltd.	13,657	229,847
Janus Capital Group, Inc.	5,413	48,067
JP Morgan Chase & Co.	118,437	4,335,979
Legg Mason, Inc.	4,825	135,245
Morgan Stanley	41,301	958,596
The NASDAQ OMX Group, Inc. (a)	4,371	77,716
NYSE Euronext	7,700	212,751
SLM Corp. (a)	14,042	145,896
T. Rowe Price Group, Inc.	7,657	339,894
		14,695,396
Electric – 3.3%
The AES Corp. (a)	19,749	182,481
Allegheny Energy, Inc.	5,120	105,882
Ameren Corp.	7,032	167,151
American Electric Power Co., Inc.	14,214	459,112
CenterPoint Energy, Inc.	13,146	173,001
CMS Energy Corp.	6,711	98,316
Consolidated Edison, Inc.	8,335	359,239
Constellation Energy Group, Inc.	5,981	192,887
Dominion Resources, Inc.	17,779	688,758
DTE Energy Co.	4,937	225,177
Duke Energy Corp.	38,814	621,024
Edison International	9,630	305,464
Entergy Corp.	5,599	401,000
Exelon Corp.	19,618	744,895
FirstEnergy Corp.	9,057	319,078
Integrys Energy Group, Inc.	2,300	100,602
NextEra Energy, Inc.	12,296	599,553
Northeast Utilities	5,206	132,649
NRG Energy, Inc. (a)	7,559	160,326
Pepco Holdings, Inc.	6,596	103,425
PG&E Corp.	11,032	453,415
Pinnacle West Capital Corp.	3,546	128,933
PPL Corp.	13,942	347,853
Progress Energy, Inc.	8,816	345,764
Public Service Enterprise Group, Inc.	14,996	469,825
SCANA Corp.	3,297	117,901
The Southern Co.	24,391	811,732
TECO Energy, Inc.	6,461	97,367
Wisconsin Energy Corp.	3,500	177,590
Xcel Energy, Inc.	13,588	280,049
		9,370,449
Electrical Components & Equipment – 0.4%
Emerson Electric Co.	22,314	974,899
Molex, Inc.	4,090	74,601
		1,049,500
Electronics – 0.3%
Agilent Technologies, Inc. (a)	10,183	289,503
Amphenol Corp. Class A	5,100	200,328
FLIR Systems, Inc. (a)	4,516	131,371
Jabil Circuit, Inc.	5,778	76,847
PerkinElmer, Inc.	3,463	71,580
Waters Corp. (a)	2,800	181,160
		950,789
Energy - Alternate Sources – 0.1%
First Solar, Inc. (a)	1,453	165,395
Engineering & Construction – 0.1%
Fluor Corp.	5,354	227,545
Jacobs Engineering Group, Inc. (a)	3,700	134,828
		362,373
Entertainment – 0.1%
International Game Technology	8,874	139,322
Environmental Controls – 0.3%
Republic Services, Inc.	9,600	285,408
Stericycle, Inc. (a)	2,501	164,016
Waste Management, Inc.	14,553	455,363
		904,787
Foods – 2.1%
Campbell Soup Co.	5,655	202,619
ConAgra Foods, Inc.	13,272	309,503
Dean Foods Co. (a)	5,490	55,284
General Mills, Inc.	19,416	689,656
H.J. Heinz Co.	9,422	407,219
The Hershey Co.	4,983	238,835

The accompanying notes are an integral part of the financial statements.

14

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hormel Foods Corp.	2,100	$85,008
The J.M. Smucker Co.	3,539	213,119
Kellogg Co.	7,564	380,469
Kraft Foods, Inc. Class A	51,586	1,444,408
The Kroger Co.	19,318	380,372
McCormick & Co., Inc.	3,900	148,044
Safeway, Inc.	11,207	220,330
Sara Lee Corp.	19,210	270,861
SUPERVALU, Inc.	6,295	68,238
Sysco Corp.	17,609	503,089
Tyson Foods, Inc. Class A	9,075	148,739
Whole Foods Market, Inc. (a)	5,066	182,477
		5,948,270
Forest Products & Paper – 0.3%
International Paper Co.	12,820	290,117
MeadWestvaco Corp.	5,101	113,242
Plum Creek Timber Co., Inc.	4,765	164,535
Weyerhaeuser Co.	6,310	222,112
		790,006
Gas – 0.2%
Nicor, Inc.	1,406	56,943
NiSource, Inc.	8,124	117,798
Sempra Energy	7,338	343,345
		518,086
Hand & Machine Tools – 0.1%
Snap-on, Inc.	1,777	72,697
Stanley Black & Decker, Inc.	4,661	235,474
		308,171
Health Care - Products – 3.4%
Baxter International, Inc.	17,508	711,525
Becton, Dickinson & Co.	7,048	476,586
Boston Scientific Corp. (a)	45,141	261,818
C.R. Bard, Inc.	2,861	221,813
CareFusion Corp. (a)	5,334	121,082
Intuitive Surgical, Inc. (a)	1,196	377,481
Johnson & Johnson	81,859	4,834,593
Medtronic, Inc.	32,919	1,193,972
St. Jude Medical, Inc. (a)	9,935	358,554
Stryker Corp.	8,396	420,304
Varian Medical Systems, Inc. (a)	3,700	193,436
Zimmer Holdings, Inc. (a)	5,966	322,462
		9,493,626
Health Care - Services – 1.3%
Aetna, Inc.	12,905	340,434
CIGNA Corp.	8,156	253,325
Coventry Health Care, Inc. (a)	4,485	79,295
DaVita, Inc. (a)	3,000	187,320
Humana, Inc. (a)	5,003	228,487
Laboratory Corporation of America Holdings (a)	3,134	236,147
Quest Diagnostics, Inc.	4,629	230,385
Tenet Healthcare Corp. (a)	12,559	54,506
Thermo Fisher Scientific, Inc. (a)	12,133	595,124
UnitedHealth Group, Inc.	33,665	956,086
WellPoint, Inc. (a)	12,629	617,937
		3,779,046
Holding Company - Diversified – 0.0%
Leucadia National Corp. (a)	5,628	109,802
Home Builders – 0.1%
D.R. Horton, Inc.	8,014	78,778
Lennar Corp. Class A	4,786	66,573
Pulte Group, Inc. (a)	9,359	77,492
		222,843
Home Furnishing – 0.1%
Harman International Industries, Inc. (a)	2,060	61,573
Whirlpool Corp.	2,242	196,893
		258,466
Household Products – 0.5%
Avery Dennison Corp.	3,343	107,411
The Clorox Co.	4,151	258,026
Fortune Brands, Inc.	4,455	174,547
Kimberly-Clark Corp.	12,353	748,962
		1,288,946
Housewares – 0.0%
Newell Rubbermaid, Inc.	8,335	122,024
Insurance – 3.9%
Aflac, Inc.	13,926	594,222
The Allstate Corp.	15,904	456,922
American International Group, Inc. (a)	4,051	139,516
Aon Corp.	8,146	302,380
Assurant, Inc.	3,474	120,548
Berkshire Hathaway, Inc. Class B (a)	49,335	3,931,506
The Chubb Corp.	9,667	483,447
Cincinnati Financial Corp.	4,882	126,297
Genworth Financial, Inc. Class A (a)	14,539	190,025
The Hartford Financial Services Group, Inc.	13,183	291,740
Lincoln National Corp.	8,981	218,149
Loews Corp.	10,710	356,750
Marsh & McLennan Cos., Inc.	15,664	353,223
Metlife, Inc.	24,369	920,173
Principal Financial Group, Inc.	9,495	222,563
The Progressive Corp.	19,992	374,250
Prudential Financial, Inc.	13,802	740,615
Torchmark Corp.	2,426	120,111
The Travelers Cos., Inc.	14,695	723,729
Unum Group	9,970	216,349
XL Group PLC	10,198	163,270
		11,045,785
Internet – 2.4%
Akamai Technologies, Inc. (a)	5,004	203,012
Amazon.com, Inc. (a)	10,133	1,107,132
eBay, Inc. (a)	33,411	655,190
Expedia, Inc.	6,254	117,450
Google, Inc. Class A (a)	7,208	3,207,200
McAfee, Inc. (a)	4,728	145,244
Priceline.com, Inc. (a)	1,430	252,452
Symantec Corp. (a)	24,007	333,217
VeriSign, Inc. (a)	5,700	151,335
Yahoo!, Inc. (a)	35,360	489,029
		6,661,261
Iron & Steel – 0.3%
AK Steel Holding Corp.	3,200	38,144
Allegheny Technologies, Inc.	2,975	131,465
Cliffs Natural Resources, Inc.	3,896	183,736
Nucor Corp.	9,336	357,382

The accompanying notes are an integral part of the financial statements.

15

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United States Steel Corp.	4,262	$164,300
		875,027
Leisure Time – 0.2%
Carnival Corp.	12,985	392,666
Harley-Davidson, Inc.	6,922	153,876
		546,542
Lodging – 0.3%
Marriott International, Inc. Class A	7,544	225,867
Starwood Hotels & Resorts Worldwide, Inc.	5,566	230,600
Wyndham Worldwide Corp.	5,252	105,775
Wynn Resorts Ltd.	2,053	156,582
		718,824
Machinery - Construction & Mining – 0.4%
Caterpillar, Inc.	18,899	1,135,263
Machinery - Diversified – 0.7%
Cummins, Inc.	5,956	387,914
Deere & Co.	12,586	700,789
Eaton Corp.	4,926	322,358
Flowserve Corp.	1,649	139,835
Rockwell Automation, Inc.	4,268	209,516
Roper Industries, Inc.	2,721	152,267
		1,912,679
Manufacturing – 3.3%
3M Co.	21,293	1,681,934
Danaher Corp.	15,462	573,949
Dover Corp.	5,535	231,308
Eastman Kodak Co. (a)	8,060	34,980
General Electric Co.	318,381	4,591,054
Honeywell International, Inc.	22,694	885,747
Illinois Tool Works, Inc.	11,474	473,647
ITT Corp.	5,378	241,580
Leggett & Platt, Inc.	4,495	90,170
Pall Corp.	3,492	120,020
Parker Hannifin Corp.	4,731	262,381
Textron, Inc.	8,075	137,033
		9,323,803
Media – 2.9%
CBS Corp. Class B	20,145	260,475
Comcast Corp. Class A	83,775	1,455,172
DIRECTV Class A (a)	27,104	919,368
Discovery Communications, Inc. Series A (a)	8,430	301,035
Gannett Co., Inc.	6,970	93,816
The McGraw-Hill Cos., Inc.	9,360	263,391
Meredith Corp.	1,144	35,613
New York Times Co. Class A (a)	3,565	30,837
News Corp. Class A	66,998	801,296
Scripps Networks Interactive Class A	2,700	108,918
Time Warner Cable, Inc.	10,511	547,413
Time Warner, Inc.	34,074	985,079
Viacom, Inc. Class B	18,078	567,107
The Walt Disney Co.	58,446	1,841,049
The Washington Post Co. Class B	182	74,707
		8,285,276
Metal Fabricate & Hardware – 0.2%
Precision Castparts Corp.	4,200	432,264
Mining – 0.8%
Alcoa, Inc.	30,667	308,510
Freeport-McMoRan Copper & Gold, Inc.	13,963	825,632
Newmont Mining Corp.	14,611	902,083
Titanium Metals Corp. (a)	2,358	41,478
Vulcan Materials Co.	3,729	163,442
		2,241,145
Office Equipment/Supplies – 0.2%
Pitney Bowes, Inc.	6,202	136,196
Xerox Corp.	42,044	338,034
		474,230
Oil & Gas – 8.5%
Anadarko Petroleum Corp.	14,606	527,131
Apache Corp.	9,989	840,974
Cabot Oil & Gas Corp.	3,119	97,687
Chesapeake Energy Corp.	19,247	403,225
Chevron Corp.	59,651	4,047,917
ConocoPhillips	44,833	2,200,852
Denbury Resources, Inc. (a)	11,756	172,108
Devon Energy Corp.	13,244	806,824
Diamond Offshore Drilling, Inc.	2,050	127,490
EOG Resources, Inc.	7,494	737,185
EQT Corp.	4,899	177,050
Exxon Mobil Corp.	152,409	8,697,982
Helmerich & Payne, Inc.	3,138	114,600
Hess Corp.	8,651	435,491
Marathon Oil Corp.	20,980	652,268
Murphy Oil Corp.	5,691	281,989
Nabors Industries Ltd. (a)	8,398	147,973
Noble Energy, Inc.	5,170	311,906
Occidental Petroleum Corp.	24,130	1,861,629
Pioneer Natural Resources Co.	3,400	202,130
Questar Corp.	260	11,827
Range Resources Corp.	4,700	188,705
Rowan Cos., Inc. (a)	3,314	72,709
Southwestern Energy Co. (a)	10,310	398,378
Sunoco, Inc.	3,390	117,870
Tesoro Corp.	4,300	50,181
Valero Energy Corp.	16,725	300,716
		23,984,797
Oil & Gas Services – 1.5%
Baker Hughes, Inc.	12,681	527,149
Cameron International Corp. (a)	7,300	237,396
FMC Technologies, Inc. (a)	3,613	190,261
Halliburton Co.	26,828	658,627
National Oilwell Varco, Inc.	12,500	413,375
Schlumberger Ltd.	35,380	1,957,929
Smith International, Inc.	7,452	280,568
		4,265,305
Packaging & Containers – 0.2%
Ball Corp.	2,816	148,769
Bemis Co., Inc.	3,230	87,210
Owens-IIlinois, Inc. (a)	5,000	132,250
Pactiv Corp. (a)	3,959	110,258
Sealed Air Corp.	4,655	91,797
		570,284
Pharmaceuticals – 5.8%
Abbott Laboratories	46,044	2,153,938
Allergan, Inc.	9,132	532,030
AmerisourceBergen Corp.	8,682	275,653
Bristol-Myers Squibb Co.	51,420	1,282,415
Cardinal Health, Inc.	10,833	364,097
Cephalon, Inc. (a)	2,206	125,191

The accompanying notes are an integral part of the financial statements.

16

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
DENTSPLY International, Inc.	4,500	$134,595
Eli Lilly & Co.	30,184	1,011,164
Express Scripts, Inc. (a)	16,358	769,153
Forest Laboratories, Inc. (a)	8,980	246,321
Gilead Sciences, Inc. (a)	26,229	899,130
Hospira, Inc. (a)	4,839	278,001
King Pharmaceuticals, Inc. (a)	7,567	57,434
Mead Johnson Nutrition Co.	6,152	308,338
Medco Health Solutions, Inc. (a)	13,745	757,075
Merck & Co., Inc.	93,038	3,253,539
Mylan, Inc. (a)	9,181	156,444
Patterson Cos., Inc.	2,700	77,031
Pfizer, Inc.	240,200	3,425,252
Watson Pharmaceuticals, Inc. (a)	3,212	130,311
		16,237,112
Pipelines – 0.4%
El Paso Corp.	20,644	229,355
ONEOK, Inc.	3,136	135,632
Spectra Energy Corp.	19,299	387,331
The Williams Cos., Inc.	17,318	316,573
		1,068,891
Real Estate – 0.0%
CB Richard Ellis Group, Inc. Class A (a)	8,040	109,424
Real Estate Investment Trusts (REITS) – 1.3%
Apartment Investment & Management Co. Class A	3,537	68,512
AvalonBay Communities, Inc.	2,435	227,356
Boston Properties, Inc.	4,123	294,135
Equity Residential	8,690	361,852
HCP, Inc.	8,741	281,897
Health Care REIT, Inc.	3,643	153,443
Host Hotels & Resorts, Inc.	20,447	275,626
Kimco Realty Corp.	11,934	160,393
ProLogis	14,098	142,813
Public Storage	4,021	353,486
Simon Property Group, Inc.	8,734	705,270
Ventas, Inc.	4,655	218,552
Vornado Realty Trust	4,661	340,020
		3,583,355
Retail – 6.2%
Abercrombie & Fitch Co. Class A	2,560	78,567
AutoNation, Inc. (a)	2,750	53,625
AutoZone, Inc. (a)	892	172,352
Bed Bath & Beyond, Inc. (a)	7,822	290,040
Best Buy Co., Inc.	10,169	344,323
Big Lots, Inc. (a)	2,474	79,391
CarMax, Inc. (a)	6,638	132,096
Coach, Inc.	9,040	330,412
Costco Wholesale Corp.	13,311	729,842
CVS Caremark Corp.	40,531	1,188,369
Darden Restaurants, Inc.	4,192	162,859
Family Dollar Stores, Inc.	4,151	156,451
GameStop Corp. Class A (a)	4,800	90,192
The Gap, Inc.	13,248	257,806
The Home Depot, Inc.	49,847	1,399,205
J.C. Penney Co., Inc.	7,020	150,790
Kohl's Corp. (a)	9,123	433,343
Limited Brands, Inc.	8,030	177,222
Lowe's Cos., Inc.	42,529	868,442
Macy's, Inc.	12,409	222,121
McDonald's Corp.	32,085	2,113,439
Nordstrom, Inc.	4,870	156,765
O'Reilly Automotive, Inc. (a)	4,100	194,996
Office Depot, Inc. (a)	7,830	31,633
Polo Ralph Lauren Corp.	1,700	124,032
RadioShack Corp.	3,781	73,767
Ross Stores, Inc.	3,724	198,452
Sears Holdings Corp. (a)	1,443	93,290
Staples, Inc.	21,564	410,794
Starbucks Corp.	22,121	537,540
Target Corp.	21,884	1,076,036
Tiffany & Co.	3,675	139,319
The TJX Cos., Inc.	12,057	505,791
Urban Outfitters, Inc. (a)	3,856	132,608
Wal-Mart Stores, Inc.	61,604	2,961,304
Walgreen Co.	29,419	785,487
Yum! Brands, Inc.	13,909	543,008
		17,395,709
Savings & Loans – 0.1%
Hudson City Bancorp, Inc.	14,070	172,217
People's United Financial, Inc.	11,772	158,922
		331,139
Semiconductors – 2.5%
Advanced Micro Devices, Inc. (a)	16,560	121,219
Altera Corp.	8,820	218,824
Analog Devices, Inc.	9,261	258,012
Applied Materials, Inc.	39,774	478,084
Broadcom Corp. Class A	12,824	422,807
Intel Corp.	165,835	3,225,491
KLA-Tencor Corp.	5,143	143,387
Linear Technology Corp.	6,559	182,406
LSI Corp. (a)	19,428	89,369
MEMC Electronic Materials, Inc. (a)	6,600	65,208
Microchip Technology, Inc.	5,426	150,517
Micron Technology, Inc. (a)	25,288	214,695
National Semiconductor Corp.	7,066	95,108
Novellus Systems, Inc. (a)	2,850	72,276
NVIDIA Corp. (a)	16,520	168,669
QLogic Corp. (a)	3,386	56,275
Teradyne, Inc. (a)	4,982	48,575
Texas Instruments, Inc.	36,500	849,720
Xilinx, Inc.	8,313	209,986
		7,070,628
Software – 3.8%
Adobe Systems, Inc. (a)	15,644	413,471
Autodesk, Inc. (a)	6,780	165,161
BMC Software, Inc. (a)	5,435	188,214
CA, Inc.	11,829	217,654
Cerner Corp. (a)	2,019	153,222
Citrix Systems, Inc. (a)	5,392	227,704
Compuware Corp. (a)	6,593	52,612
Dun & Bradstreet Corp.	1,539	103,298
Electronic Arts, Inc. (a)	9,700	139,680
Fidelity National Information Services, Inc.	9,748	261,441
Fiserv, Inc. (a)	4,582	209,214
Intuit, Inc. (a)	9,355	325,273
Microsoft Corp.	226,999	5,223,247
Novell, Inc. (a)	9,841	55,897
Oracle Corp.	116,332	2,496,485

The accompanying notes are an integral part of the financial statements.

17

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Red Hat, Inc. (a)	5,591	$161,803
Salesforce.com, Inc. (a)	3,484	298,997
		10,693,373
Telecommunications – 5.5%
American Tower Corp. Class A (a)	11,967	532,531
AT&T, Inc.	175,455	4,244,256
CenturyTel, Inc.	8,818	293,728
Cisco Systems, Inc. (a)	170,032	3,623,382
Corning, Inc.	46,358	748,682
Frontier Communications Corp.	9,501	67,552
Harris Corp.	3,919	163,226
JDS Uniphase Corp. (a)	6,463	63,596
Juniper Networks, Inc. (a)	15,690	358,046
MetroPCS Communications, Inc. (a)	7,500	61,425
Motorola, Inc. (a)	68,736	448,159
Qualcomm, Inc.	49,027	1,610,047
Qwest Communications International, Inc.	44,158	231,829
Sprint Nextel Corp. (a)	88,283	374,320
Tellabs, Inc.	11,409	72,903
Verizon Communications, Inc.	83,786	2,347,684
Windstream Corp.	15,060	159,034
		15,400,400
Textiles – 0.0%
Cintas Corp.	3,990	95,640
Toys, Games & Hobbies – 0.1%
Hasbro, Inc.	4,102	168,592
Mattel, Inc.	10,889	230,411
		399,003
Transportation – 1.8%
C.H. Robinson Worldwide, Inc.	4,984	277,410
CSX Corp.	11,665	578,934
Expeditors International of Washington, Inc.	6,300	217,413
FedEx Corp.	9,292	651,462
Norfolk Southern Corp.	10,984	582,701
Ryder System, Inc.	1,665	66,983
Union Pacific Corp.	15,012	1,043,484
United Parcel Service, Inc. Class B	29,500	1,678,255
		5,096,642
TOTAL COMMON STOCK (Cost $289,039,922)		277,161,701
TOTAL EQUITIES (Cost $289,039,922)		277,161,701
TOTAL LONG-TERM INVESTMENTS (Cost $289,039,922)		277,161,701
	Principal Amount
SHORT-TERM INVESTMENTS – 1.5%
Repurchase Agreement – 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$3,454,160	3,454,160
U.S. Treasury Bills – 0.3%
U.S. Treasury Bill 0.211% 11/18/10 (c)	905,000	904,257
TOTAL SHORT-TERM INVESTMENTS (Cost $4,358,417)		4,358,417
TOTAL INVESTMENTS – 99.9% (Cost $293,398,339) (d)		281,520,118
Other Assets/ (Liabilities) – 0.1%		177,528
NET ASSETS – 100.0%		$281,697,646

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $3,454,161. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $3,524,521.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

18

MML Large Cap Value Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 92.2%
COMMON STOCK – 92.2%
Agriculture – 0.9%
Philip Morris International, Inc.	41,230	$1,889,983
Banks – 8.8%
Bank of New York Mellon Corp.	202,380	4,996,762
GAM Holding Ltd. (a)	95,740	1,043,984
Julius Baer Group Ltd.	95,740	2,726,555
Wells Fargo & Co.	354,873	9,084,749
		17,852,050
Beverages – 3.6%
The Coca-Cola Co.	48,420	2,426,811
Diageo PLC Sponsored ADR (United Kingdom)	41,600	2,609,984
Heineken Holding NV Class A	62,550	2,293,563
		7,330,358
Building Materials – 0.7%
Martin Marietta Materials, Inc.	17,700	1,501,137
Chemicals – 0.8%
Monsanto Co.	15,950	737,209
Potash Corporation of Saskatchewan, Inc.	5,082	438,272
Praxair, Inc.	4,600	349,554
		1,525,035
Coal – 0.7%
China Coal Energy Co. Class H	1,073,700	1,341,026
Commercial Services – 2.7%
Cosco Pacific Ltd.	203,228	240,974
H&R Block, Inc.	3,000	47,070
Iron Mountain, Inc.	149,699	3,362,240
Moody's Corp.	61,300	1,221,096
Visa, Inc. Class A	7,990	565,292
		5,436,672
Computers – 1.5%
Hewlett-Packard Co.	69,700	3,016,616
Cosmetics & Personal Care – 1.9%
Natura Cosmeticos SA	13,700	305,386
The Procter & Gamble Co.	57,430	3,444,652
		3,750,038
Diversified Financial – 5.6%
American Express Co.	220,810	8,766,157
Ameriprise Financial, Inc.	38,880	1,404,734
The Goldman Sachs Group, Inc.	8,060	1,058,036
JP Morgan Chase & Co.	6,016	220,246
		11,449,173
Electronics – 0.8%
Agilent Technologies, Inc. (a)	59,100	1,680,213
Engineering & Construction – 0.4%
ABB Ltd. Sponsored ADR (Switzerland) (a)	48,540	838,771
Foods – 0.8%
The Hershey Co.	14,000	671,020
Nestle SA	6,600	318,539
Unilever NV NY Shares	20,800	568,256
		1,557,815
Forest Products & Paper – 0.8%
Sino-Forest Corp. (a) (b) (c)	3,900	55,638
Sino-Forest Corp. (a)	107,610	1,535,184
		1,590,822
Health Care - Products – 4.1%
Baxter International, Inc.	25,000	1,016,000
Becton, Dickinson & Co.	27,000	1,825,740
CareFusion Corp. (a)	8,000	181,600
Johnson & Johnson	88,700	5,238,622
		8,261,962
Holding Company - Diversified – 1.0%
China Merchants Holdings International Co. Ltd.	594,578	1,968,895
Housewares – 0.1%
Hunter Douglas NV	6,765	247,180
Insurance – 10.9%
Berkshire Hathaway, Inc. Class A (a)	65	7,800,000
Fairfax Financial Holdings Ltd.	1,070	393,354
Fairfax Financial Holdings Ltd.	2,220	822,976
Loews Corp.	165,450	5,511,140
Markel Corp. (a)	595	202,300
The Progressive Corp.	283,350	5,304,312
Transatlantic Holdings, Inc.	42,743	2,049,954
		22,084,036
Internet – 1.1%
Amazon.com, Inc. (a)	1,321	144,333
Google, Inc. Class A (a)	3,595	1,599,595
Liberty Media Corp. - Interactive Class A (a)	48,600	510,300
		2,254,228
Leisure Time – 1.0%
Harley-Davidson, Inc.	94,900	2,109,627
Machinery - Construction & Mining – 0.9%
BHP Billiton PLC	36,200	937,118
Rio Tinto PLC	19,672	861,188
		1,798,306
Manufacturing – 0.7%
Tyco International Ltd.	41,800	1,472,614
Media – 2.2%
Grupo Televisa SA Sponsored ADR (Mexico)	49,200	856,572
Liberty Media Corp. - Starz Class A (a)	3,746	194,193
News Corp. Class A	129,150	1,544,634
The Walt Disney Co.	56,400	1,776,600
		4,371,999
Mining – 0.3%
Vulcan Materials Co.	12,800	561,024
Oil & Gas – 14.7%
Canadian Natural Resources Ltd.	136,880	4,548,522
ConocoPhillips	1,230	60,381
Devon Energy Corp.	101,140	6,161,449
EOG Resources, Inc.	86,100	8,469,657
Occidental Petroleum Corp.	124,630	9,615,204
OGX Petroleo e Gas Participacoes SA (a)	110,000	1,024,938
		29,880,151

The accompanying notes are an integral part of the financial statements.

19

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services – 0.6%
Schlumberger Ltd.	1,700	$94,078
Transocean Ltd. (a)	23,179	1,073,883
		1,167,961
Packaging & Containers – 2.1%
Sealed Air Corp.	216,000	4,259,520
Pharmaceuticals – 6.8%
Cardinal Health, Inc.	3,200	107,552
Express Scripts, Inc. (a)	68,700	3,230,274
Mead Johnson Nutrition Co.	17,230	863,568
Merck & Co., Inc.	174,805	6,112,931
Pfizer, Inc.	239,500	3,415,270
		13,729,595
Real Estate – 1.2%
Brookfield Asset Management, Inc. Class A	48,000	1,085,760
Hang Lung Properties Ltd.	265,000	1,410,832
		2,496,592
Retail – 9.8%
Bed Bath & Beyond, Inc. (a)	72,600	2,692,008
CarMax, Inc. (a)	73,670	1,466,033
Costco Wholesale Corp.	173,000	9,485,590
CVS Caremark Corp.	215,698	6,324,265
		19,967,896
Semiconductors – 1.6%
Texas Instruments, Inc.	139,200	3,240,576
Software – 1.8%
Activision Blizzard, Inc.	86,800	910,532
Dun & Bradstreet Corp.	11,450	768,524
Microsoft Corp.	85,900	1,976,559
		3,655,615
Telecommunications – 0.1%
America Movil SAB de CV Sponsored ADR (Mexico)	6,000	285,000
Transportation – 1.2%
China Shipping Development Co. Ltd. Class H	482,000	608,640
Kuehne & Nagel International AG	12,400	1,270,481
LLX Logistica SA (a)	28,300	116,073
United Parcel Service, Inc. Class B	6,800	386,852
		2,382,046
TOTAL COMMON STOCK (Cost $180,882,260)		186,954,532
TOTAL EQUITIES (Cost $180,882,260)		186,954,532
	Principal Amount
BONDS & NOTES – 0.8%
CORPORATE DEBT – 0.8%
Forest Products & Paper – 0.2%
Sino-Forest Corp. (Acquired 7/23/08, Cost $350,424) (c) (d) 5.000% 8/01/13	$359,000	367,526
Leisure Time – 0.6%
Harley-Davidson, Inc. 15.000% 2/01/14	1,000,000	1,324,879
TOTAL CORPORATE DEBT (Cost $1,350,424)		1,692,405
TOTAL BONDS & NOTES (Cost $1,350,424)		1,692,405
TOTAL LONG-TERM INVESTMENTS (Cost $182,232,684)		188,646,937
SHORT-TERM INVESTMENTS – 6.3%
Repurchase Agreement – 6.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (e)	12,759,420	12,759,420
TOTAL SHORT-TERM INVESTMENTS (Cost $12,759,420)		12,759,420
TOTAL INVESTMENTS – 99.3% (Cost $194,992,104) (f)		201,406,357
Other Assets/ (Liabilities) – 0.7%		1,453,962
NET ASSETS – 100.0%		$202,860,319

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities amounted to a value of $423,164 or 0.21% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2010, these securities amounted to a value of $367,526 or 0.18% of net assets.
(e)	Maturity value of $12,759,423. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $13,017,847.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

20

MML NASDAQ-100 Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 98.1%
COMMON STOCK – 98.1%
Auto Manufacturers – 1.0%
Paccar, Inc.	2,336	$93,136
Biotechnology – 6.0%
Amgen, Inc. (a)	2,546	133,920
Biogen Idec, Inc. (a)	1,656	78,577
Celgene Corp. (a)	2,608	132,539
Genzyme Corp. (a)	1,904	96,666
Illumina, Inc. (a)	676	29,426
Life Technologies Corp. (a)	1,047	49,471
Vertex Pharmaceuticals, Inc. (a)	1,200	39,480
		560,079
Chemicals – 0.4%
Sigma-Aldrich Corp.	663	33,037
Commercial Services – 1.8%
Apollo Group, Inc. Class A (a)	870	36,949
Automatic Data Processing, Inc.	2,022	81,406
Paychex, Inc.	1,962	50,953
		169,308
Computers – 24.7%
Apple, Inc. (a)	7,228	1,818,059
Cognizant Technology Solutions Corp. Class A (a)	1,659	83,050
Dell, Inc. (a)	4,119	49,675
Logitech International SA (a)	972	13,034
NetApp, Inc. (a)	2,052	76,560
Research In Motion Ltd. (a)	3,175	156,400
SanDisk Corp. (a)	1,330	55,953
Seagate Technology (a)	2,766	36,069
		2,288,800
Distribution & Wholesale – 0.4%
Fastenal Co.	804	40,353
Electronics – 0.9%
Flextronics International Ltd. (a)	5,044	28,247
FLIR Systems, Inc. (a)	915	26,617
Garmin Ltd.	1,056	30,814
		85,678
Energy - Alternate Sources – 0.5%
First Solar, Inc. (a)	423	48,150
Engineering & Construction – 0.2%
Foster Wheeler AG (a)	762	16,048
Environmental Controls – 0.4%
Stericycle, Inc. (a)	510	33,446
Health Care - Products – 1.6%
Henry Schein, Inc. (a)	512	28,109
Hologic, Inc. (a)	1,539	21,438
Intuitive Surgical, Inc. (a)	222	70,067
QIAGEN NV (a)	1,344	25,832
		145,446
Internet – 11.5%
Amazon.com, Inc. (a)	1,689	184,540
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	1,547	105,320
Check Point Software Technologies Ltd. (a)	1,180	34,786
eBay, Inc. (a)	5,543	108,698
Expedia, Inc.	1,587	29,804
Google, Inc. Class A (a)	851	378,652
Liberty Media Corp. - Interactive Class A (a)	3,101	32,561
Priceline.com, Inc. (a)	286	50,490
Symantec Corp. (a)	4,753	65,972
VeriSign, Inc. (a)	990	26,285
Yahoo!, Inc. (a)	3,788	52,388
		1,069,496
Lodging – 0.6%
Wynn Resorts Ltd.	770	58,728
Machinery - Construction & Mining – 0.3%
Joy Global, Inc.	578	28,952
Media – 4.2%
Comcast Corp. Class A	8,223	142,833
DIRECTV Class A (a)	3,678	124,758
DISH Network Corp. Class A	1,231	22,343
News Corp. Class A	8,093	96,792
		386,726
Pharmaceuticals – 7.0%
Cephalon, Inc. (a)	412	23,381
DENTSPLY International, Inc.	808	24,167
Express Scripts, Inc. (a)	2,787	131,045
Gilead Sciences, Inc. (a)	4,994	171,194
Mylan, Inc. (a)	1,783	30,382
Patterson Cos., Inc.	665	18,973
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	4,212	218,982
Warner Chilcott PLC Class A (a)	1,433	32,744
		650,868
Retail – 5.3%
Bed Bath & Beyond, Inc. (a)	2,016	74,753
Costco Wholesale Corp.	1,324	72,595
O'Reilly Automotive, Inc. (a)	785	37,335
Ross Stores, Inc.	700	37,303
Sears Holdings Corp. (a)	686	44,350
Staples, Inc.	2,782	52,997
Starbucks Corp.	5,914	143,710
Urban Outfitters, Inc. (a)	967	33,255
		496,298
Semiconductors – 7.5%
Altera Corp.	2,424	60,139
Applied Materials, Inc.	3,974	47,768
Broadcom Corp. Class A	2,289	75,468
Intel Corp.	11,109	216,070
KLA-Tencor Corp.	1,167	32,536
Lam Research Corp. (a)	737	28,050
Linear Technology Corp.	1,692	47,055
Marvell Technology Group Ltd. (a)	3,505	55,239
Maxim Integrated Products, Inc.	1,672	27,973
Microchip Technology, Inc.	876	24,300
NVIDIA Corp. (a)	3,202	32,692
Xilinx, Inc.	2,100	53,046
		700,336
Software – 13.0%
Activision Blizzard, Inc.	6,324	66,339
Adobe Systems, Inc. (a)	2,939	77,678
Autodesk, Inc. (a)	1,370	33,373
BMC Software, Inc. (a)	1,210	41,902
CA, Inc.	2,811	51,722

The accompanying notes are an integral part of the financial statements.

21

MML NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cerner Corp. (a)	461	$34,985
Citrix Systems, Inc. (a)	1,250	52,787
Electronic Arts, Inc. (a)	1,884	27,130
Fiserv, Inc. (a)	1,092	49,861
Infosys Technologies Ltd. Sponsored ADR (India)	618	37,024
Intuit, Inc. (a)	2,261	78,615
Microsoft Corp.	17,174	395,174
Oracle Corp.	11,956	256,576
		1,203,166
Telecommunications – 8.7%
Cisco Systems, Inc. (a)	11,617	247,558
Millicom International Cellular SA	596	48,318
NII Holdings, Inc. (a)	927	30,146
Qualcomm, Inc.	11,266	369,975
Virgin Media, Inc.	1,956	32,646
Vodafone Group PLC Sponsored ADR (United Kingdom)	3,702	76,520
		805,163
Textiles – 0.3%
Cintas Corp.	1,049	25,145
Toys, Games & Hobbies – 0.5%
Mattel, Inc.	2,380	50,362
Transportation – 1.3%
C.H. Robinson Worldwide, Inc.	926	51,541
Expeditors International of Washington, Inc.	1,192	41,136
J.B. Hunt Transport Services, Inc.	721	23,555
		116,232
TOTAL COMMON STOCK (Cost $7,985,275)		9,104,953
TOTAL EQUITIES (Cost $7,985,275)		9,104,953
MUTUAL FUNDS – 0.3%
Diversified Financial – 0.3%
PowerShares QQQ Trust, Series 1	775	33,100
TOTAL MUTUAL FUNDS (Cost $34,495)		33,100
TOTAL LONG-TERM INVESTMENTS (Cost $8,019,770)		9,138,053
	Principal Amount
SHORT-TERM INVESTMENTS – 1.7%
Repurchase Agreement – 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$108,816	108,816
U.S. Treasury Bills – 0.5%
U.S. Treasury Bill 0.211% 11/18/10 (c)	45,000	44,963
TOTAL SHORT-TERM INVESTMENTS (Cost $153,779)		153,779
TOTAL INVESTMENTS – 100.1% (Cost $8,173,549) (d)		9,291,832
Other Assets/ (Liabilities) – (0.1)%		(9,569)
NET ASSETS – 100.0%		$9,282,263

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $108,816. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $114,928.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

22

MML Small Cap Growth Equity Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 95.3%
COMMON STOCK – 95.3%
Advertising – 0.2%
Charm Communications, Inc. ADR (Cayman Islands) (a)	7,840	$59,271
Focus Media Holding Ltd. ADR (China) (a)	24,670	383,125
		442,396
Aerospace & Defense – 1.2%
Aerovironment, Inc. (a)	48,300	1,049,559
Cubic Corp.	20,900	760,342
Teledyne Technologies, Inc. (a)	18,800	725,304
		2,535,205
Airlines – 1.4%
Allegiant Travel Co. (a)	9,040	385,917
Continental Airlines, Inc. Class B (a)	34,900	767,800
Copa Holdings SA Class A	9,340	413,015
JetBlue Airways Corp. (a)	131,420	721,496
US Airways Group, Inc. (a)	93,300	803,313
		3,091,541
Apparel – 2.0%
Carter's, Inc. (a)	19,980	524,475
Crocs, Inc. (a)	39,490	417,804
Under Armour, Inc. Class A (a)	98,600	3,266,618
		4,208,897
Auto Manufacturers – 0.1%
Wabash National Corp. (a)	41,990	298,549
Automotive & Parts – 1.4%
ArvinMeritor, Inc. (a)	109,620	1,436,022
Tenneco, Inc. (a)	37,800	796,068
TRW Automotive Holdings Corp. (a)	24,300	669,951
		2,902,041
Banks – 2.3%
Boston Private Financial Holdings, Inc.	45,700	293,851
Huntington Bancshares, Inc.	134,600	745,684
MB Financial, Inc.	31,600	581,124
Sterling Bancshares, Inc.	81,800	385,278
Synovus Financial Corp.	379,400	963,676
TCF Financial Corp.	44,700	742,467
Umpqua Holdings Corp.	52,600	603,848
Westamerica Bancorp	13,600	714,272
		5,030,200
Beverages – 0.4%
Central European Distribution Corp. (a)	9,140	195,413
Green Mountain Coffee Roasters, Inc. (a)	26,070	669,999
		865,412
Biotechnology – 1.2%
Affymax, Inc. (a)	9,800	58,604
AMAG Pharmaceuticals, Inc. (a)	5,210	178,963
Incyte Corp. (a)	67,700	749,439
Regeneron Pharmaceuticals, Inc. (a)	32,540	726,293
Seattle Genetics, Inc. (a)	65,440	784,626
		2,497,925
Building Materials – 0.8%
Eagle Materials, Inc.	20,800	539,344
Lennox International, Inc.	20,500	852,185
Trex Co., Inc. (a)	21,364	429,203
		1,820,732
Chemicals – 1.0%
Cytec Industries, Inc.	8,500	339,915
Methanex Corp.	35,600	700,964
Olin Corp.	46,800	846,612
Solutia, Inc. (a)	24,500	320,950
		2,208,441
Commercial Services – 8.9%
Accretive Health, Inc. (a)	25,900	342,657
The Advisory Board Co. (a)	14,320	615,187
AerCap Holdings NV (a)	80,000	830,400
American Public Education, Inc. (a)	15,100	659,870
Capella Education Co. (a)	57,900	4,710,165
Convergys Corp. (a)	43,900	430,659
Corrections Corporation of America (a)	43,350	827,118
CoStar Group, Inc. (a)	65,200	2,529,760
Grand Canyon Education, Inc. (a)	22,880	536,078
HMS Holdings Corp. (a)	20,900	1,133,198
Huron Consulting Group, Inc. (a)	38,000	737,580
Localiza Rent a Car SA	33,130	386,789
Navitas Ltd.	57,795	225,953
PAREXEL International Corp. (a)	23,397	507,247
Pharmaceutical Product Development, Inc.	27,730	704,619
Steiner Leisure Ltd. (a)	4,200	161,448
Strayer Education, Inc.	13,200	2,744,148
SuccessFactors, Inc. (a)	19,170	398,544
Team Health Holdings, Inc. (a)	14,880	192,250
VistaPrint NV (a)	8,740	415,063
		19,088,733
Computers – 4.4%
Lexmark International, Inc. Class A (a)	9,040	298,591
MICROS Systems, Inc. (a)	126,200	4,021,994
Netezza Corp. (a)	38,750	530,100
Riverbed Technology, Inc. (a)	95,890	2,648,482
Stratasys, Inc. (a)	66,900	1,643,064
SYKES Enterprises, Inc. (a)	21,793	310,114
		9,452,345
Cosmetics & Personal Care – 1.9%
Alberto-Culver Co.	148,300	4,017,447
Distribution & Wholesale – 3.8%
Beacon Roofing Supply, Inc. (a)	88,970	1,603,239
Ingram Micro, Inc. Class A (a)	53,600	814,184
LKQ Corp. (a)	232,588	4,484,297

The accompanying notes are an integral part of the financial statements.

23

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Owens & Minor, Inc.	44,860	$1,273,127
		8,174,847
Diversified Financial – 3.6%
Financial Engines, Inc. (a)	13,131	178,582
Greenhill & Co., Inc.	44,300	2,708,059
The NASDAQ OMX Group, Inc. (a)	51,100	908,558
Portfolio Recovery Associates, Inc. (a)	46,400	3,098,592
Stifel Financial Corp. (a)	20,490	889,061
		7,782,852
Electric – 0.4%
ITC Holdings Corp.	15,900	841,269
Electrical Components & Equipment – 1.5%
A123 Systems, Inc. (a)	26,200	247,066
General Cable Corp. (a)	86,400	2,302,560
SunPower Corp. Class B (a)	55,226	596,441
		3,146,067
Electronics – 1.5%
Celestica, Inc. (a)	110,720	892,403
Jabil Circuit, Inc.	36,900	490,770
Multi-Fineline Electronix, Inc. (a)	34,860	870,106
Plexus Corp. (a)	5,580	149,209
Sanmina-SCI Corp. (a)	55,000	748,550
		3,151,038
Entertainment – 2.6%
Bally Technologies, Inc. (a)	22,500	728,775
Churchill Downs, Inc.	21,000	688,800
Cinemark Holdings, Inc.	41,300	543,095
DreamWorks Animation SKG, Inc. Class A (a)	46,700	1,333,285
Penn National Gaming, Inc. (a)	44,140	1,019,634
Vail Resorts, Inc. (a)	34,800	1,214,868
		5,528,457
Gas – 0.4%
UGI Corp.	30,000	763,200
Hand & Machine Tools – 0.2%
Regal-Beloit Corp.	9,500	529,910
Health Care - Products – 5.0%
American Medical Systems Holdings, Inc. (a)	20,880	461,866
Cyberonics, Inc. (a)	10,230	242,246
Masimo Corp.	58,800	1,400,028
NuVasive, Inc. (a)	117,500	4,166,550
Orthovita, Inc. (a)	155,852	316,380
Stereotaxis, Inc. (a)	125,800	416,398
Volcano Corp. (a)	168,027	3,666,349
		10,669,817
Health Care - Services – 3.7%
Community Health Systems, Inc. (a)	27,100	916,251
Fleury SA (a)	31,100	346,451
Health Management Associates, Inc. Class A (a)	134,000	1,041,180
HEALTHSOUTH Corp. (a)	15,270	285,702
Healthways, Inc. (a)	120,400	1,435,168
ICON PLC Sponsored ADR (Ireland) (a)	11,134	321,661
Kindred Healthcare, Inc. (a)	44,700	573,948
Lincare Holdings, Inc. (a)	20,955	681,247
RehabCare Group, Inc. (a)	43,320	943,510
Skilled Healthcare Group, Inc. Class A (a)	111,300	755,727
WellCare Health Plans, Inc. (a)	30,900	733,566
		8,034,411
Home Builders – 0.1%
Winnebago Industries, Inc. (a)	22,650	225,141
Home Furnishing – 1.7%
DTS, Inc. (a)	57,150	1,878,520
Tempur-Pedic International, Inc. (a)	13,550	416,663
TiVo, Inc. (a)	173,750	1,282,275
		3,577,458
Household Products – 0.2%
Jarden Corp.	18,340	492,796
Insurance – 0.4%
Assured Guaranty Ltd.	30,330	402,479
eHealth, Inc. (a)	32,000	363,840
		766,319
Internet – 5.2%
Archipelago Learning, Inc. (a)	112,200	1,282,446
Constant Contact, Inc. (a)	76,500	1,631,745
DealerTrack Holdings, Inc. (a)	215,650	3,547,442
Equinix, Inc. (a)	3,830	311,073
GSI Commerce, Inc. (a)	29,560	851,328
IAC/InterActiveCorp (a)	15,600	342,732
OpenTable, Inc. (a)	25,100	1,040,897
S1 Corp. (a)	91,800	551,718
Vocus, Inc. (a)	39,700	606,616
Websense, Inc. (a)	47,940	906,066
		11,072,063
Leisure Time – 0.1%
Brunswick Corp.	19,600	243,628
Lodging – 0.9%
Gaylord Entertainment Co. (a)	64,000	1,413,760
Home Inns & Hotels Management, Inc. ADR (Cayman Islands) (a)	5,470	213,549
Wyndham Worldwide Corp.	15,640	314,989
		1,942,298
Machinery - Diversified – 3.2%
China Valves Technology, Inc. (a)	40,200	375,066
Gardner Denver, Inc.	8,400	374,556
Graco, Inc.	77,100	2,173,449
Hollysys Automation Technologies Ltd. (a)	59,760	538,438
Wabtec Corp.	86,300	3,442,507
		6,904,016
Manufacturing – 0.4%
Fabrinet (a)	14,600	156,220
FreightCar America, Inc.	20,700	468,234
LSB Industries, Inc. (a)	16,260	216,420
Trinity Industries, Inc.	7,180	127,230
		968,104
Media – 1.3%
DG FastChannel, Inc. (a)	4,600	149,868
FactSet Research Systems, Inc.	38,662	2,589,967
		2,739,835
Mining – 0.3%
RTI International Metals, Inc. (a)	28,200	679,902

The accompanying notes are an integral part of the financial statements.

24

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office Furnishings – 0.5%
Knoll, Inc.	79,610	$1,058,017
Oil & Gas – 1.3%
Bill Barrett Corp. (a)	22,350	687,710
Comstock Resources, Inc. (a)	26,600	737,352
Frontier Oil Corp.	65,400	879,630
Holly Corp.	20,400	542,232
		2,846,924
Oil & Gas Services – 4.0%
Core Laboratories NV	16,600	2,450,326
Dresser-Rand Group, Inc. (a)	88,340	2,787,127
Dril-Quip, Inc. (a)	61,190	2,693,584
Global Industries Ltd. (a)	90,300	405,447
Oceaneering International, Inc. (a)	5,680	255,032
		8,591,516
Packaging & Containers – 1.0%
Pactiv Corp. (a)	24,800	690,680
Silgan Holdings, Inc.	52,740	1,496,761
		2,187,441
Pharmaceuticals – 2.1%
Alkermes, Inc. (a)	20,750	258,338
Amylin Pharmaceuticals, Inc. (a)	34,200	642,960
Auxilium Pharmaceuticals, Inc. (a)	8,420	197,870
Cadence Pharmaceuticals, Inc. (a)	29,300	205,393
Cubist Pharmaceuticals, Inc. (a)	5,670	116,802
Herbalife Ltd.	8,970	413,068
Onyx Pharmaceuticals, Inc. (a)	12,670	273,545
Pharmasset, Inc. (a)	6,800	185,912
Rigel Pharmaceuticals, Inc. (a)	21,500	154,800
Salix Pharmaceuticals Ltd. (a)	19,040	743,131
SXC Health Solutions Corp. (a)	10,880	796,960
Targacept, Inc. (a)	21,800	421,394
		4,410,173
Real Estate Investment Trusts (REITS) – 1.0%
MFA Financial, Inc.	85,200	630,480
OMEGA Healthcare Investors, Inc.	37,900	755,347
Redwood Trust, Inc.	51,300	751,032
		2,136,859
Retail – 5.7%
AFC Enterprises, Inc (a)	11,300	102,830
The Cheesecake Factory, Inc. (a)	27,960	622,390
The Children's Place Retail Store, Inc. (a)	24,690	1,086,854
Citi Trends, Inc. (a)	8,300	273,402
Columbia Sportswear Co.	22,500	1,050,075
Denny's Corp. (a)	191,000	496,600
Dick's Sporting Goods, Inc. (a)	12,040	299,676
Group 1 Automotive, Inc. (a)	4,240	99,767
Hanesbrands, Inc. (a)	23,830	573,350
Jack in the Box, Inc. (a)	31,200	606,840
Nu Skin Enterprises, Inc. Class A	31,400	782,802
O'Reilly Automotive, Inc. (a)	80,590	3,832,860
Penske Auto Group, Inc. (a)	52,500	596,400
Rush Enterprises, Inc. Class A (a)	29,890	399,330
Sonic Corp. (a)	19,730	152,907
The Talbots, Inc. (a)	53,900	555,709
Texas Roadhouse, Inc. (a)	4,800	60,576
Zumiez, Inc. (a)	44,700	720,117
		12,312,485
Semiconductors – 3.6%
Applied Micro Circuits Corp. (a)	43,780	458,814
Nanometrics, Inc. (a)	56,700	572,103
Netlogic Microsystems, Inc. (a)	38,690	1,052,368
ON Semiconductor Corp. (a)	135,000	861,300
Power Integrations, Inc.	9,950	320,340
QLogic Corp. (a)	65,780	1,093,264
Rovi Corp. (a)	8,860	335,883
Semtech Corp. (a)	111,200	1,820,344
Skyworks Solutions, Inc. (a)	45,300	760,587
Verigy Ltd. (a)	59,000	512,710
		7,787,713
Software – 7.3%
Athenahealth, Inc. (a)	20,200	527,826
Blackbaud, Inc.	81,450	1,773,166
Blackboard, Inc. (a)	37,400	1,396,142
CommVault Systems, Inc. (a)	135,700	3,053,250
Concur Technologies, Inc. (a)	39,030	1,665,800
EPIQ Systems, Inc. (a)	74,959	969,220
Informatica Corp. (a)	54,920	1,311,490
ManTech International Corp. Class A (a)	8,900	378,873
Omnicell, Inc. (a)	91,400	1,068,466
RightNow Technologies, Inc. (a)	45,700	717,033
Rosetta Stone, Inc. (a)	72,461	1,663,705
SolarWinds, Inc. (a)	66,700	1,069,868
		15,594,839
Telecommunications – 1.4%
Ciena Corp. (a)	22,500	285,300
Finisar Corp. (a)	31,860	474,714
Ixia (a)	18,000	154,620
Polycom, Inc. (a)	15,870	472,767
RF Micro Devices, Inc. (a)	18,060	70,615
tw telecom, inc. (a)	44,100	735,588
Vonage Holdings Corp. (a)	387,000	890,100
		3,083,704
Toys, Games & Hobbies – 0.2%
RC2 Corp. (a)	25,540	411,449
Transportation – 3.5%
Con-way, Inc.	26,000	780,520
Genesee & Wyoming, Inc. Class A (a)	24,800	925,288
Hub Group, Inc. Class A (a)	22,700	681,227
J.B. Hunt Transport Services, Inc.	74,860	2,445,676
Kansas City Southern (a)	22,025	800,609
Knight Transportation, Inc.	28,600	578,864
Old Dominion Freight Line, Inc. (a)	15,550	546,427

The accompanying notes are an integral part of the financial statements.

25

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Overseas Shipholding Group, Inc.	12,330	$456,703
Vitran Corp., Inc. (a)	26,460	350,066
		7,565,380
TOTAL COMMON STOCK (Cost $198,912,827)		204,679,792
CONVERTIBLE PREFERRED STOCK – 0.0%
Diversified Financial – 0.0%
Doral Financial Corp. (Acquired 4/19/10, Cost $82,000) (b) (c)	130	60,101
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $82,000)		60,101
TOTAL EQUITIES (Cost $198,994,827)		204,739,893
MUTUAL FUNDS – 0.8%
Diversified Financial – 0.8%
iShares Russell 2000 Growth Index Fund	7,500	499,350
iShares Russell 2000 Index Fund	19,800	1,209,384
		1,708,734
TOTAL MUTUAL FUNDS (Cost $1,931,562)		1,708,734
TOTAL LONG-TERM INVESTMENTS (Cost $200,926,389)		206,448,627
	Principal Amount
SHORT-TERM INVESTMENTS – 3.2%
Repurchase Agreement – 3.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (d)	$6,757,856	6,757,856
TOTAL SHORT-TERM INVESTMENTS (Cost $6,757,856)		6,757,856
TOTAL INVESTMENTS – 99.3% (Cost $207,684,245) (e)		213,206,483
Other Assets/ (Liabilities) – 0.7%		1,540,103
NET ASSETS – 100.0%		$214,746,586

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Restricted security. Certain securities are restricted as to resale. At June 30, 2010, these securities amounted to a value of $60,101 or 0.03% of net assets.
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Maturity value of $6,757,858. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 8/15/39 - 11/25/39, and an aggregate market value, including accrued interest, of $6,898,750.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities
June 30, 2010 (Unaudited)

		MML Blue Chip Growth Fund	MML Emerging Growth Fund
Assets:
	Investments, at value (Note 2) (a)	$255,665,356	$10,101,138
	Short-term investments, at value (Note 2) (b)	2,768,216	465,023
	Total investments	258,433,572	10,566,161
	Foreign currency, at value (c)	-	-
	Receivables from:
	Investments sold	681,136	37,772
	Open forward foreign currency contracts (Note 2)	-	-
	Investment adviser (Note 3)	-	2,403
	Fund shares sold	638,601	16,277
	Interest and dividends	118,804	774
	Foreign taxes withheld	10,308	-
	Total assets	259,882,421	10,623,387
Liabilities:
	Payables for:
	Investments purchased	1,054,718	99,551
	Open forward foreign currency contracts (Note 2)	-	-
	Fund shares repurchased	23,286	2,290
	Variation margin on open futures contracts (Note 2)	-	-
	Trustees' fees and expenses (Note 3)	26,748	6,179
	Affiliates (Note 3):
	Investment management fees	170,401	10,593
	Administration fees	-	-
	Service fees	3,809	334
	Accrued expense and other liabilities	54,527	20,492
	Total liabilities	1,333,489	139,439
	Net assets	$258,548,932	$10,483,948
Net assets consist of:
	Paid-in capital	$275,067,441	$19,069,413
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	179,202	(62,059)
	Accumulated net realized gain (loss) on investments and foreign currency transactions	(34,745,884)	(8,540,126)
	Net unrealized appreciation (depreciation) on investments and foreign currency translations	18,048,173	16,720
	Net assets	$258,548,932	$10,483,948

(a)	Cost of investments:	$237,617,455	$10,084,418
(b)	Cost of short-term investments:	$2,768,216	$465,023
(c)	Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

28

MML Equity Index Fund	MML Large Cap Value Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund

$277,161,701	$188,646,937	$9,138,053	$206,448,627
4,358,417	12,759,420	153,779	6,757,856
281,520,118	201,406,357	9,291,832	213,206,483
-	62,906	-	646

79,780	64,677	-	1,500,932
-	-	-	1,236
8,953	-	3,083	-
54,498	3,163,925	24,162	1,214,245
378,592	292,717	4,324	39,321
-	28,807	-	-
282,041,941	205,019,389	9,323,401	215,962,863

-	1,885,828	-	832,102
-	-	-	2,473
17,977	1,006	9,368	39,328
39,019	-	2,040	-
142,767	59,463	4,800	51,431

26,917	146,550	4,014	219,612
47,011	-	-	-
781	7,573	504	2,018
69,823	58,650	20,412	69,313
344,295	2,159,070	41,138	1,216,277
$281,697,646	$202,860,319	$9,282,263	$214,746,586

$301,988,293	$231,168,095	$16,782,047	$213,863,574
7,536,714	2,180,317	16,428	(940,590)
(15,820,107)	(36,901,985)	(8,628,620)	(3,697,393)
(12,007,254)	6,413,892	1,112,408	5,520,995
$281,697,646	$202,860,319	$9,282,263	$214,746,586

$289,039,922	$182,232,684	$8,019,770	$200,926,389
$4,358,417	$12,759,420	$153,779	$6,757,856
$-	$63,256	$-	$652

29

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
June 30, 2010 (Unaudited)

	MML Blue Chip Growth Fund	MML Emerging Growth Fund
Initial Class shares:
Net assets	$252,758,770	$9,921,781
Shares outstanding (a)	28,465,126	2,146,676
Net asset value, offering price and redemption price per share	$8.88	$4.62
Class I shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-
Class II shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-
Class III shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-
Service Class shares:
Net assets	$5,790,162	$562,167
Shares outstanding (a)	655,033	122,187
Net asset value, offering price and redemption price per share	$8.84	$4.60
Service Class I shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

30

MML Equity Index Fund	MML Large Cap Value Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund

$-	$190,969,204	$8,462,453	$211,659,162
-	19,839,729	1,905,169	15,129,610
$-	$9.63	$4.44	$13.99

$69,934,899	$-	$-	$-
5,378,941	-	-	-
$13.00	$-	$-	$-

$123,540,361	$-	$-	$-
9,485,663	-	-	-
$13.02	$-	$-	$-

$86,822,592	$-	$-	$-
6,666,591	-	-	-
$13.02	$-	$-	$-

$-	$11,891,115	$819,810	$3,087,424
-	1,240,845	185,423	221,775
$-	$9.58	$4.42	$13.92

$1,399,794	$-	$-	$-
108,505	-	-	-
$12.90	$-	$-	$-

31

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

		MML Blue Chip Growth Fund	MML Emerging Growth Fund
Investment income (Note 2):
	Dividends (a)	$862,254	$14,617
	Interest	284	18
	Total investment income	862,538	14,635
Expenses (Note 3):
	Investment management fees	822,568	58,873
	Custody fees	19,294	4,130
	Audit fees	15,482	15,519
	Legal fees	2,009	110
	Proxy fees	464	651
	Shareholder reporting fees	14,179	2,002
	Trustees' fees	11,887	665
		885,883	81,950
	Administration fees:
	Class I	-	-
	Class II	-	-
	Class III	-	-
	Service Class I	-	-
	Service fees:
	Service Class	7,336	649
	Service Class I	-	-
	Total expenses	893,219	82,599
	Expenses waived (Note 3):
	Initial Class fees waived by advisor	-	(11,308)
	Class I fees waived by advisor	-	-
	Class II fees waived by advisor	-	-
	Class III fees waived by advisor	-	-
	Service Class fees waived by advisor	-	(554)
	Service Class I fees waived by advisor	-	-
	Class II administrative fees waived	-	-
	Class III administrative fees waived	-	-
	Net expenses	893,219	70,737
	Net investment income (loss)	(30,681)	(56,102)
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	6,292,371	726,409
	Futures contracts	-	-
	Foreign currency transactions	(742)	-
	Net realized gain (loss)	6,291,629	726,409
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	(29,357,492)	(1,136,863)
	Futures contracts	-	-
	Translation of assets and liabilities in foreign currencies	(644)	-
	Net change in unrealized appreciation (depreciation)	(29,358,136)	(1,136,863)
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	(23,066,507)	(410,454)
	Net increase (decrease) in net assets resulting from operations	$(23,097,188)	$(466,556)

(a)	Net of withholding tax of:	$3,518	$88

The accompanying notes are an integral part of the financial statements.

32

MML Equity Index Fund	MML Large Cap Value Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund

$2,965,614	$1,627,513	$37,062	$541,078
945	82,197	42	506
2,966,559	1,709,710	37,104	541,584

152,799	844,886	22,378	1,333,919
16,993	16,793	3,163	37,694
15,753	15,461	16,069	16,735
3,056	2,221	98	2,511
469	570	469	552
23,803	17,247	1,913	19,213
18,312	13,334	589	15,055
231,185	910,512	44,679	1,425,679

113,632	-	-	-
128,596	-	-	-
23,325	-	-	-
1,771	-	-	-

-	14,399	932	3,778
1,476	-	-	-
499,985	924,911	45,611	1,429,457

-	-	(15,554)	-
(491)	-	-	-
(897)	-	-	-
(590)	-	-	-
-	-	(1,269)	-
(8)	-	-	-
(33,841)	-	-	-
(23,325)	-	-	-
440,833	924,911	28,788	1,429,457
2,525,726	784,799	8,316	(887,873)

135,978	2,228,270	34,370	20,576,021
(99,133)	-	(11,839)	-
-	1,046	-	(8,169)
36,845	2,229,316	22,531	20,567,852

(22,794,960)	(18,178,166)	(641,767)	(23,577,432)
(268,118)	-	(23,318)	-
-	(2,579)	-	(647)
(23,063,078)	(18,180,745)	(665,085)	(23,578,079)
(23,026,233)	(15,951,429)	(642,554)	(3,010,227)
$(20,500,507)	$(15,166,630)	$(634,238)	$(3,898,100)

$-	$36,612	$689	$3,547

33

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(30,681)	$228,260
Net realized gain (loss) on investment transactions	6,291,629	(18,646,199)
Net change in unrealized appreciation (depreciation) on investments	(29,358,136)	88,600,456
Net increase (decrease) in net assets resulting from operations	(23,097,188)	70,182,517
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(241,496)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	-	(7,049)
Service Class I	-	-
Total distributions from net investment income	-	(248,545)
Net fund share transactions (Note 5):
Initial Class	92,324,886	(53,912,108)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	738,041	2,186,924
Service Class I	-	-
Increase (decrease) in net assets from fund share transactions	93,062,927	(51,725,184)
Total increase (decrease) in net assets	69,965,739	18,208,788
Net assets
Beginning of period	188,583,193	170,374,405
End of period	$258,548,932	$188,583,193
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of period	$179,202	$209,883

The accompanying notes are an integral part of the financial statements.

34

MML Emerging Growth Fund		MML Equity Index Fund
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

$(56,102)	$(92,680)	$2,525,726	$5,142,123
726,409	(1,635,614)	36,845	(3,633,320)
(1,136,863)	2,934,703	(23,063,078)	60,518,550
(466,556)	1,206,409	(20,500,507)	62,027,353

-	-	-	-
-	-	-	(1,403,134)
-	-	-	(3,118,953)
-	-	-	(2,163,050)
-	-	-	-
-	-	-	(23,510)
-	-	-	(6,708,647)

(204,648)	(457,974)	-	-
-	-	244,303	14,076,632
-	-	(4,546,180)	(6,174,695)
-	-	3,407,645	(3,233,978)
92,031	260,921	-	-
-	-	334,230	453,186
(112,617)	(197,053)	(560,002)	5,121,145
(579,173)	1,009,356	(21,060,509)	60,439,851

11,063,121	10,053,765	302,758,155	242,318,304
$10,483,948	$11,063,121	$281,697,646	$302,758,155
$(62,059)	$(5,957)	$7,536,714	$5,010,988

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Value Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$784,799	$1,457,067
Net realized gain (loss) on investment transactions	2,229,316	(29,255,457)
Net change in unrealized appreciation (depreciation) on investments	(18,180,745)	82,638,534
Net increase (decrease) in net assets resulting from operations	(15,166,630)	54,840,144
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(2,119,042)
Service Class	-	(101,036)
Total distributions from net investment income	-	(2,220,078)
Net fund share transactions (Note 5):
Initial Class	(6,650,456)	(13,460,500)
Service Class	2,011,988	3,369,669
Increase (decrease) in net assets from fund share transactions	(4,638,468)	(10,090,831)
Total increase (decrease) in net assets	(19,805,098)	42,529,235
Net assets
Beginning of period	222,665,417	180,136,182
End of period	$202,860,319	$222,665,417
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of period	$2,180,317	$1,395,518

The accompanying notes are an integral part of the financial statements.

36

MML NASDAQ-100 Fund		MML Small Cap Growth Equity Fund
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

$8,316	$12,426	$(887,873)	$(1,333,528)
22,531	31,002	20,567,852	(3,143,377)
(665,085)	3,138,181	(23,578,079)	75,176,327
(634,238)	3,181,609	(3,898,100)	70,699,422

-	(184)	-	-
-	-	-	-
-	(184)	-	-

(67,016)	805,925	(34,573,584)	8,660,175
200,269	223,226	596,222	1,129,031
133,253	1,029,151	(33,977,362)	9,789,206
(500,985)	4,210,576	(37,875,462)	80,488,628

9,783,248	5,572,672	252,622,048	172,133,420
$9,282,263	$9,783,248	$214,746,586	$252,622,048
$16,428	$8,112	$(940,590)	$(52,717)

37

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Blue Chip Growth Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$9.71		$6.83	$11.87		$10.58		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	0.01	0.02		0.05		0.02
Net realized and unrealized gain (loss) on investments	(0.83)		2.88	(5.06)		1.29		0.58
Total income (loss) from investment operations	(0.83)		2.89	(5.04)		1.34		0.60
Less distributions to shareholders:
From net investment income	-		(0.01)	-		(0.05)		(0.02)
Tax return of capital	-		-	-		(0.00	) †	-
Total distributions	-		(0.01)	-		(0.05)		(0.02)
Net asset value, end of period	$8.88		$9.71	$6.83		$11.87		$10.58
Total Return ^^	(8.55%	) **	42.38%	(42.46%	)	12.67%		6.04%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$252,759		$182,984	$168,558		$61,701		$54,746
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	*	0.83%	0.85%		0.84%		0.90%	*
After expense waiver	N/A		N/A	0.84%	#	N/A		0.85%	*#
Net investment income (loss) to average daily net assets	(0.02%	) *	0.12%	0.23%		0.40%		0.37%	*
Portfolio turnover rate	19%	**	80%>>	33%		35%		24%	**
	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.68		$6.83	$10.70
Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		(0.01)	0.00	†
Net realized and unrealized gain (loss) on investments	(0.83)		2.87	(3.87)
Total income (loss) from investment operations	(0.84)		2.86	(3.87)
Less distributions to shareholders:
From net investment income	-		(0.01)	-
Total distributions	-		(0.01)	-
Net asset value, end of period	$8.84		$9.68	$6.83
Total Return ^^	(8.68%	) **	41.93%	(36.17%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,790		$5,600	$1,816
Net expenses to average daily net assets	1.06%	*	1.08%	1.10%	*
Net investment income (loss) to average daily net assets	(0.28%	) *	(0.13% )	0.17%	*
Portfolio turnover rate	19%	**	80% >>	33%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
>>	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

38

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Emerging Growth Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of period	$4.83		$4.30		$7.41		$6.29		$5.97		$5.92
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.04	) ***	(0.05	) ***	(0.05	) ***	(0.05	) ***	(0.05)
Net realized and unrealized gain (loss) on investments	(0.19)		0.57		(3.06)		1.17		0.37		0.10
Total income (loss) from investment operations	(0.21)		0.53		(3.11)		1.12		0.32		0.05
Net asset value, end of period	$4.62		$4.83		$4.30		$7.41		$6.29		$5.97
Total Return ^^	(4.35%	) **	12.33%		(41.97%	)	17.81%		5.36%		0.84%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$9,922		$10,566		$9,873		$18,911		$14,703		$13,807
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%	*	1.52%		1.58%		1.44%		1.55%		1.51%
After expense waiver	1.25%	*#	1.25%	#	1.22%	#	1.16%	#	1.16%	#	1.16%	#
Net investment income (loss) to average daily net assets	(0.99%	) *	(0.95%	)	(0.89%	)	(0.72%	)	(0.83%	)	(0.91%	)
Portfolio turnover rate	81%	**	184%		280%		195%		291%		127%
	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$4.81		$4.30		$6.72
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.18)		0.56		(2.40)
Total income (loss) from investment operations	(0.21)		0.51		(2.42)
Net asset value, end of period	$4.60		$4.81		$4.30
Total Return ^^	(4.37%	) **	11.86%		(36.01%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$562		$497		$181
Ratio of expenses to average daily net assets:
Before expense waiver	1.71%	*	1.77%		2.27%	*
After expense waiver	1.50%	*#	1.50%	#	1.50%	*#
Net investment income (loss) to average daily net assets	(1.24%	) *	(1.21%	)	(1.10%	) *
Portfolio turnover rate	81%	**	184%		280%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

39

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Index Fund

	Class I
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of period	$13.97		$11.33	$18.06		$17.45	$15.36	$14.90
Income (loss) from investment operations:
Net investment income (loss) ***	0.11		0.22	0.29		0.28	0.25	0.21
Net realized and unrealized gain (loss) on investments	(1.08)		2.72	(7.02)		0.61	2.10	0.47
Total income (loss) from investment operations	(0.97)		2.94	(6.73)		0.89	2.35	0.68
Less distributions to shareholders:
From net investment income	-		(0.30)	-		(0.28)	(0.26)	(0.22)
Tax return of capital	-		-	-		-	-	(0.00	) †
Total distributions	-		(0.30)	-		(0.28)	(0.26)	(0.22)
Net asset value, end of period	$13.00		$13.97	$11.33		$18.06	$17.45	$15.36
Total Return ^^	(6.87%	) **	26.15%	(37.26%	)	5.13%	15.30%	4.53%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$69,935		$74,938	$48,279		$88,058	$85,288	$76,012
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	*	0.46%	0.45%		0.45%	0.46%	0.48%
After expense waiver	0.45%	*##	0.45% #	0.45%	##	N/A	0.45% #	0.45%	#
Net investment income (loss) to average daily net assets	1.49%	*	1.84%	1.88%		1.53%	1.54%	1.42%
Portfolio turnover rate	1%	**	6%	5%		6%	4%	4%
	Class II
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of period	$13.98		$11.34	$18.04		$17.44	$15.34	$14.89
Income (loss) from investment operations:
Net investment income (loss) ***	0.12		0.24	0.31		0.31	0.28	0.24
Net realized and unrealized gain (loss) on investments	(1.08)		2.72	(7.01)		0.60	2.10	0.45
Total income (loss) from investment operations	(0.96)		2.96	(6.70)		0.91	2.38	0.69
Less distributions to shareholders:
From net investment income	-		(0.32)	-		(0.31)	(0.28)	(0.24)
Tax return of capital	-		-	-		-	-	(0.00	) †
Total distributions	-		(0.32)	-		(0.31)	(0.28)	(0.24)
Net asset value, end of period	$13.02		$13.98	$11.34		$18.04	$17.44	$15.34
Total Return ^^	(6.80%	) **	26.33%	(37.14%	)	5.24%	15.54%	4.65%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$123,540		$137,083	$117,274		$197,826	$189,688	$182,390
Ratio of expenses to average daily net assets:
Before expense waiver	0.34%	*	0.35%	0.34%		0.34%	0.35%	0.37%
After expense waiver	0.29%	*#	0.29% #	0.29%	#	0.29% #	0.29% #	0.29%	#
Net investment income (loss) to average daily net assets	1.65%	*	2.03%	2.01%		1.69%	1.70%	1.59%
Portfolio turnover rate	1%	**	6%	5%		6%	4%	4%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

40

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Index Fund (Continued)

	Class III
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of period	$13.97		$11.33	$18.01		$17.41	$15.31	$14.86
Income (loss) from investment operations:
Net investment income (loss) ***	0.13		0.26	0.34		0.33	0.30	0.26
Net realized and unrealized gain (loss) on investments	(1.08)		2.72	(7.02)		0.61	2.11	0.46
Total income (loss) from investment operations	(0.95)		2.98	(6.68)		0.94	2.41	0.72
Less distributions to shareholders:
From net investment income	-		(0.34)	-		(0.34)	(0.31)	(0.27)
Tax return of capital	-		-	-		-	-	(0.00	) †
Total distributions	-		(0.34)	-		(0.34)	(0.31)	(0.27)
Net asset value, end of period	$13.02		$13.97	$11.33		$18.01	$17.41	$15.31
Total Return ^^	(6.73%	) **	26.57%	(37.09%	)	5.40%	15.72%	4.80%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$86,823		$89,566	$76,287		$122,979	$127,549	$137,295
Ratio of expenses to average daily net assets:
Before expense waiver	0.20%	*	0.21%	0.20%		0.20%	0.21%	0.23%
After expense waiver	0.15%	*#	0.15% #	0.15%	#	0.15% #	0.15% #	0.15%	#
Net investment income (loss) to average daily net assets	1.79%	*	2.17%	2.23%		1.83%	1.83%	1.72%
Portfolio turnover rate	1%	**	6%	5%		6%	4%	4%
	Service Class I
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$13.88		$11.32	$16.07
Income (loss) from investment operations:
Net investment income (loss) ***	0.09		0.18	0.10
Net realized and unrealized gain (loss) on investments	(1.07)		2.71	(4.85)
Total income (loss) from investment operations	(0.98)		2.89	(4.75)
Less distributions to shareholders:
From net investment income	-		(0.33)	-
Total distributions	-		(0.33)	-
Net asset value, end of period	$12.90		$13.88	$11.32
Total Return ^^	(6.99%	) **	25.83%	(29.56%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,400		$1,171	$478
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	*	0.71%	0.72%	*
After expense waiver	0.70%	*##	0.70% #	0.70%	*#
Net investment income (loss) to average daily net assets	1.25%	*	1.53%	2.33%	*
Portfolio turnover rate	1%	**	6%	5%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

41

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Large Cap Value Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of period	$10.36		$8.01	$13.21		$12.80	$11.27	$10.38
Income (loss) from investment operations:
Net investment income (loss) ***	0.04		0.07	0.10		0.15	0.09	0.09
Net realized and unrealized gain (loss) on investments	(0.77)		2.38	(5.29)		0.39	1.52	0.87
Total income (loss) from investment operations	(0.73)		2.45	(5.19)		0.54	1.61	0.96
Less distributions to shareholders:
From net investment income	-		(0.10)	-		(0.13)	(0.08)	(0.07)
From net realized gains	-		-	(0.01)		-	-	-
Tax return of capital	-		-	-		-	-	(0.00	) †
Total distributions	-		(0.10)	(0.01)		(0.13)	(0.08)	(0.07)
Net asset value, end of period	$9.63		$10.36	$8.01		$13.21	$12.80	$11.27
Total Return ^^	(7.05%	) **	30.71%	(39.30%	)	4.22%	14.18%	9.38%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$190,969		$211,859	$175,313		$290,938	$216,821	$133,756
Net expenses to average daily net assets	0.83%	*	0.85%	0.84%		0.82%	0.85%	0.89%
Net investment income (loss) to average daily net assets	0.73%	*	0.77%	0.92%		1.10%	0.80%	0.81%
Portfolio turnover rate	8%	**	21%	20%		7%	10%	3%
	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$10.33		$8.01	$11.57
Income (loss) from investment operations:
Net investment income (loss) ***	0.03		0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.78)		2.38	(3.56)
Total income (loss) from investment operations	(0.75)		2.42	(3.55)
Less distributions to shareholders:
From net investment income	-		(0.10)	-
From net realized gains	-		-	(0.01)
Total distributions	-		(0.10)	(0.01)
Net asset value, end of period	$9.58		$10.33	$8.01
Total Return ^^	(7.26%	) **	30.32%	(30.69%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$11,891		$10,807	$4,823
Net expenses to average daily net assets	1.08%	*	1.10%	1.12%	*
Net investment income (loss) to average daily net assets	0.49%	*	0.47%	0.48%	*
Portfolio turnover rate	8%	**	21%	20%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

42

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML NASDAQ-100 Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of period	$4.74		$3.08		$5.30		$4.46		$4.18		$4.13
Income (loss) from investment operations:
Net investment income (loss) ***	0.00	†	0.01		0.00	†	0.00	†	0.01		0.00	†
Net realized and unrealized gain (loss) on investments	(0.30)		1.65		(2.22)		0.84		0.27		0.05
Total income (loss) from investment operations	(0.30)		1.66		(2.22)		0.84		0.28		0.05
Less distributions to shareholders:
From net investment income	-		(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †
Total distributions	-		(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †
Net asset value, end of period	$4.44		$4.74		$3.08		$5.30		$4.46		$4.18
Total Return ^^	(6.33%	) **	53.90%		(41.89%	)	18.86%		6.75%		1.26%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$8,462		$9,105		$5,322		$10,369		$8,474		$9,496
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	*	1.09%		1.23%		0.99%		1.08%		0.86%
After expense waiver	0.56%	*#	0.56%	#	0.56%	#	0.56%	#	0.56%	#	0.56%	#
Net investment income (loss) to average daily net assets	0.19%	*	0.18%		0.01%		0.02%		0.13%		0.03%
Portfolio turnover rate	3%	**	9%		18%		17%		9%		23%
	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$4.72		$3.08		$4.99
Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	(0.00	) †	(0.00	) †
Net realized and unrealized gain (loss) on investments	(0.30)		1.64		(1.91)
Total income (loss) from investment operations	(0.30)		1.64		(1.91)
Less distributions to shareholders:
From net investment income	-		-		(0.00	) †
Total distributions	-		-		(0.00	) †
Net asset value, end of period	$4.42		$4.72		$3.08
Total Return ^^	(6.36%	) **	53.25%		(38.28%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$820		$679		$251
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%	*	1.34%		2.05%	*
After expense waiver	0.81%	*#	0.81%	#	0.81%	*#
Net investment income (loss) to average daily net assets	(0.06%	) *	(0.06%	)	(0.16%	) *
Portfolio turnover rate	3%	**	9%		18%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

43

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of period	$14.48		$10.46		$17.02		$16.07		$14.73		$13.21
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	(0.08	) ***	(0.01	) ***	(0.07	) ***	(0.06	) ***	(0.05)
Net realized and unrealized gain (loss) on investments	(0.44)		4.10		(6.55)		1.63		1.40		1.57
Total income (loss) from investment operations	(0.49)		4.02		(6.56)		1.56		1.34		1.52
Less distributions to shareholders:
From net investment income	-		-		-		(0.02)		-		-
From net realized gains	-		-		-		(0.59)		-		-
Total distributions	-		-		-		(0.61)		-		-
Net asset value, end of period	$13.99		$14.48		$10.46		$17.02		$16.07		$14.73
Total Return ^^	(3.38%	) **	38.43%		(38.54%	)	9.66%		9.10%		11.58%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$211,659		$250,006		$171,302		$238,185		$169,941		$105,008
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%	*	1.15%		1.15%		1.14%		1.18%		1.22%
After expense waiver	N/A		N/A		N/A		N/A		N/A		1.18%	#
Net investment income (loss) to average daily net assets	(0.71%	) *	(0.66%	)	(0.06%	)	(0.39%	)	(0.41%	)	(0.48%	)
Portfolio turnover rate	51%	**	90%		86%		70%		79%		61%
	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$14.42		$10.45		$15.79
Income (loss) from investment operations:
Net investment income (loss) ***	(0.07)		(0.11)		0.01
Net realized and unrealized gain (loss) on investments	(0.43)		4.08		(5.35)
Total income (loss) from investment operations	(0.50)		3.97		(5.34)
Net asset value, end of period	$13.92		$14.42		$10.45
Total Return ^^	(3.53%	) **	38.09%		(33.82%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,087		$2,616		$831
Net expenses to average daily net assets	1.39%	*	1.40%		1.43%	*
Net investment income (loss) to average daily net assets	(0.95%	) *	(0.91%	)	0.21%	*
Portfolio turnover rate	51%	**	90%		86%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

44

Notes to Financial Statements (Unaudited)

1. The Fund

MML Series Investment Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are six series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Blue Chip Growth Fund ("Blue Chip Growth Fund"), MML Emerging Growth Fund ("Emerging Growth Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Large Cap Value Fund ("Large Cap Value Fund"), MML NASDAQ-100® Fund ("NASDAQ-100 Fund"), and MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund").

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund, other than the Equity Index Fund, offers the following two classes of shares: Initial Class and Service Class shares. The Equity Index Fund offers the following four classes of shares: Class I, Class II, Class III, and Service Class I shares. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in

45

Notes to Financial Statements (Unaudited) (Continued)

accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 - quoted prices (unadjusted) in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

46

Notes to Financial Statements (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds ("ETFs"), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of

47

Notes to Financial Statements (Unaudited) (Continued)

reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

The Emerging Growth Fund had all long-term investments at Level 1 (except for warrants that were at Level 3 and had $0 value throughout the period), and all short-term investments at Level 2, as of June 30, 2010. The Equity Index Fund and NASDAQ-100 Fund had all long-term investments at Level 1, and all short-term investments at Level 2, as of June 30, 2010. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level as of June 30, 2010 for the Funds' investments:

Assets Valuation Input

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blue Chip Growth Fund
Equities
Common Stock
Basic Materials	$6,697,047	$-	$-	$6,697,047
Communications	53,659,121	2,866,051	-	56,525,172
Consumer, Cyclical	32,218,729	282,045	-	32,500,774
Consumer, Non-cyclical	40,090,713	-	-	40,090,713
Energy	14,084,899	-	-	14,084,899
Financial	35,625,966	364,062	-	35,990,028
Industrial	27,596,454	-	-	27,596,454
Technology	42,179,269	-	-	42,179,269
Total Common Stock	252,152,198	3,512,158	-	255,664,356
Total Equities	252,152,198	3,512,158	-	255,664,356
Total Mutual Funds	1,000	-	-	1,000
Total Long-Term Investments	252,153,198	3,512,158	-	255,665,356
Total Short-Term Investments	-	2,768,216	-	2,768,216
Total Investments	$252,153,198	$6,280,374	$-	$258,433,572

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Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Large Cap Value Fund
Equities
Common Stock
Basic Materials	$3,621,243	$1,853,943	$-	$5,475,186
Communications	6,911,226	-	-	6,911,226
Consumer, Cyclical	22,077,524	247,180	-	22,324,704
Consumer, Non-cyclical	38,797,960	3,158,462	-	41,956,422
Diversified	-	1,968,896	-	1,968,896
Energy	30,023,175	2,365,964	-	32,389,139
Financial	47,877,504	6,004,347	-	53,881,851
Industrial	10,139,107	1,995,194	-	12,134,301
Technology	9,912,807	-	-	9,912,807
Total Common Stock	169,360,546	17,593,986	-	186,954,532
Total Equities	169,360,546	17,593,986	-	186,954,532
Bonds & Notes
Total Corporate Debt	-	1,324,879	367,526	1,692,405
Total Bonds & Notes	-	1,324,879	367,526	1,692,405
Total Long-Term Investments	169,360,546	18,918,865	367,526	188,646,937
Total Short-Term Investments	-	12,759,420	-	12,759,420
Total Investments	$169,360,546	$31,678,285	$367,526	$201,406,357

Small Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$2,888,343	$-	$-	$2,888,343
Communications	17,337,998	-	-	17,337,998
Consumer, Cyclical	43,974,809	-	-	43,974,809
Consumer, Non-cyclical	49,117,521	959,193	-	50,076,714
Energy	11,438,439	-	-	11,438,439
Financial	15,716,230	-	-	15,716,230
Industrial	28,807,893	-	-	28,807,893
Technology	32,834,897	-	-	32,834,897
Utilities	1,604,469	-	-	1,604,469
Total Common Stock	203,720,599	959,193	-	204,679,792
Convertible Preferred Stock
Financial	-	60,101	-	60,101
Total Convertible Preferred Stock	-	60,101	-	60,101
Total Equities	203,720,599	1,019,294	-	204,739,893
Total Mutual Funds	1,708,734	-	-	1,708,734
Total Long-Term Investments	205,429,333	1,019,294	-	206,448,627
Total Short-Term Investments	-	6,757,856	-	6,757,856
Total Investments	$205,429,333	$7,777,150	$-	$213,206,483

49

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level as of June 30, 2010 for the Funds' other financial instruments:

Asset Valuation Inputs

		Other Financial Instruments
		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs		Level 3 — Significant Unobservable Inputs		Total
Small Cap Growth Equity Fund
Forward Contracts
Foreign Exchange Risk	$-		$1,236		$-		$1,236

Liabilities Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Index Fund
Futures Contracts
Equity Risk	$(129,033)	$-	$-	$(129,033)
NASDAQ-100 Fund
Futures Contracts
Equity Risk	$(5,875)	$-	$-	$(5,875)
Small Cap Growth Equity Fund
Forward Contracts
Foreign Exchange Risk	$-	$(2,473)	$-	$(2,473)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *		Transfers Out *

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Large Cap Value Fund	$-	$865,711	$(865,711)	$-

*The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of securities transitioning between exchange traded and non-exchange traded.

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Notes to Financial Statements (Unaudited) (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 6/30/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/10
Large Cap Value Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$424,069	$(2,224)	$-	$(54,319)	$-	$-	$-	$367,526	$(54,319)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. Each Fund may use the derivatives it held during the period ended June 30, 2010, as follows:

Type of Derivative and Objective for Use	Equity Index Fund	NASDAQ-100 Fund	Small Cap Growth Equity Fund
Foreign Currency Transactions *
Hedging/Risk Management			X
Futures Contracts **
Substitution for Cash Investment	X	X

*Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.

**Includes any options on futures contracts, if applicable.

The Emerging Growth Fund held warrants during the period as a result of corporate actions.

At June 30, 2010, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Foreign Exchange Risk	Equity Risk	Total
Emerging Growth Fund
Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	99	99

51

Notes to Financial Statements (Unaudited) (Continued)

	Foreign Exchange Risk	Equity Risk	Total
Equity Index Fund
Liability Derivatives
Futures Contracts^^	$-	$(129,033)	$(129,033)
Realized Gain (Loss)#
Futures Contracts	$-	$(99,133)	$(99,133)
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(268,118)	$(268,118)
Number of Contracts, Notional Amounts
or Shares/Units†
Futures Contracts	$-	$111	$111

NASDAQ-100 Fund
Liability Derivatives
Futures Contracts^^	$-	$(5,875)	$(5,875)
Realized Gain (Loss)#
Futures Contracts	$-	$(11,839)	$(11,839)
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(23,318)	$(23,318)
Number of Contracts, Notional Amounts
or Shares/Units†
Futures Contracts	$-	$5	$5

Small Cap Growth Equity Fund
Asset Derivatives
Forward Contracts*	$1,236	$-	$1,236
Liability Derivatives
Forward Contracts^	$(2,473)	$-	$(2,473)
Change in Appreciation (Depreciation)##
Forward Contracts	$(1,237)	$-	$(1,237)
Number of Contracts, Notional Amounts
or Shares/Units†
Forward Contracts	$255,251	$-	$255,251

*   Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward foreign currency contracts.

^    Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts.

^^ Cumulative appreciation (depreciation) on futures contracts is reported in "Futures Contracts" below. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

#   Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or foreign currency transactions, as applicable.

## Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or translation of assets and liabilities in foreign currencies, as applicable.

52

Notes to Financial Statements (Unaudited) (Continued)

†    Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding for the months that the Fund held such derivatives during the period ended June 30, 2010.

The Emerging Growth Fund had no change in appreciation (depreciation) and no realized gain (loss) on warrants during the period ended June 30, 2010.

The Small Cap Growth Equity Fund had no realized gain (loss) on forward contracts during the period ended June 30, 2010.

Further details regarding the derivatives and other investments held by the Funds during the period ended June 30, 2010, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into foreign currency exchange transactions, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

53

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open forward foreign currency contracts at June 30, 2010. A Fund's maximum risk of loss from counterparty risk is the fair value of the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Small Cap Growth Equity Fund
BUYS
Morgan Stanley & Co., Inc.	13,000	Australian Dollar	10/05/10	$11,026	$10,902	$(124)

Westpac Banking Corp.	17,000	Australian Dollar	10/05/10	13,649	14,257	608
				$24,675	$25,159	$484
SELLS
Barclays Bank PLC	29,000	Australian Dollar	10/05/10	$24,947	$24,319	$628

Deutsche Bank AG London	248,000	Australian Dollar	10/05/10	205,629	207,978	(2,349)
				$230,576	$232,297	$(1,721)

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

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Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open futures contracts at June 30, 2010:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Equity Index Fund
BUYS
92	S&P 500 E Mini Index	9/17/10	$4,722,360	$(129,033)
NASDAQ-100 Fund
BUYS
4	NASDAQ 100 E Mini Index	9/17/10	$139,040	$(5,875)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a "directional" strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the

55

Notes to Financial Statements (Unaudited) (Continued)

option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) had warrants as shown in the Portfolio(s) of Investments at June 30, 2010.

The Fund(s) had no rights, purchased options, or written options at June 30, 2010.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions

56

Notes to Financial Statements (Unaudited) (Continued)

in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at June 30, 2010.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

57

Notes to Financial Statements (Unaudited) (Continued)

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Blue Chip Growth Fund	0.75%
Emerging Growth Fund	1.05% of the first $200 million,
1.00% of the next $200 million,
0.95% of any excess over $400 million
Equity Index Fund	0.10%
Large Cap Value Fund	0.80% of the first $100 million,
0.75% of the next $400 million,
0.70% of any excess over $500 million
NASDAQ-100 Fund	0.45% of the first $200 million,
0.44% of the next $200 million,
0.42% of any excess over $400 million
Small Cap Growth Equity Fund	1.075% of the first $200 million,
1.05% of the next $200 million,
1.025% of the next $600 million,
1.00% of any excess over $1 billion

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: Davis Selected Advisers, L.P. for the Large Cap Value Fund; Essex Investment Management Company, LLC for a portion of the Emerging Growth Fund; Insight Capital Research & Management, Inc. for a portion of the Emerging Growth Fund; Northern Trust Investments, N.A. for the Equity Index Fund and NASDAQ-100 Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages,

58

Notes to Financial Statements (Unaudited) (Continued)

and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds' subadvisory fees are paid out of the management fees previously disclosed above.

Administration Fees

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million
Class II	0.19%
Class III	up to 0.05%
Service Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million

Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to bear the expenses of the Funds noted below (other than the management, Rule 12b-1, and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Emerging Growth Fund*		Equity Index Fund*
Initial Class	0.20%	Class I	0.05%
Service Class	0.20%	Class II	0.05%
		Class III	0.05%
		Service Class I	0.05%
		NASDAQ-100 Fund*
		Initial Class	0.11%
		Service Class	0.11%

Expense caps and waiver amounts are reflected as a reduction on the Statement of Operations.

# Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

* Expense caps in effect through May 1, 2011.

MassMutual has agreed to voluntarily waive, through May 1, 2011, 0.05% of the administrative and shareholder service fee for Class II and Class III shares of the Equity Index Fund.

59

Notes to Financial Statements (Unaudited) (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the period ended June 30, 2010, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Emerging Growth Fund	$741
Large Cap Value Fund	731
Small Cap Growth Equity Fund	52,099

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the period ended June 30, 2010, no material amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$132,943,463	$-	$41,400,446
Emerging Growth Fund	-	8,675,695	-	8,860,638
Equity Index Fund	-	7,748,297	-	3,134,913
Large Cap Value Fund	-	16,368,628	-	28,875,483
NASDAQ-100 Fund	-	641,410	-	249,882
Small Cap Growth Equity Fund	-	121,211,500	-	153,604,609

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Initial Class
Sold	10,524,856	$101,175,291	9,778,384	$71,995,023
Issued - merger	-	-	1,492,512	11,119,214
Issued as reinvestment of dividends	-	-	27,790	241,496
Redeemed	(901,331)	(8,850,405)	(17,122,163)	(137,267,841)
Net increase (decrease)	9,623,525	$92,324,886	(5,823,477)	$(53,912,108)
Blue Chip Growth Fund Service Class
Sold	106,965	$1,027,161	335,372	$2,483,134
Issued - merger	-	-	74,903	557,277
Issued as reinvestment of dividends	-	-	813	7,049
Redeemed	(30,383)	(289,120)	(98,559)	(860,536)
Net increase (decrease)	76,582	$738,041	312,529	$2,186,924

60

Notes to Financial Statements (Unaudited) (Continued)

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Emerging Growth Fund Initial Class
Sold	183,925	$916,767	391,600	$1,633,368
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(226,934)	(1,121,415)	(496,737)	(2,091,342)
Net increase (decrease)	(43,009)	$(204,648)	(105,137)	$(457,974)
Emerging Growth Fund Service Class
Sold	39,169	$194,412	72,568	$310,589
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(20,341)	(102,381)	(11,209)	(49,668)
Net increase (decrease)	18,828	$92,031	61,359	$260,921
Equity Index Fund Class I
Sold	421,663	$6,022,886	1,679,713	$20,860,662
Issued as reinvestment of dividends	-	-	109,278	1,403,134
Redeemed	(407,995)	(5,778,583)	(685,782)	(8,187,164)
Net increase (decrease)	13,668	$244,303	1,103,209	$14,076,632
Equity Index Fund Class II
Sold	393,211	$5,629,159	782,496	$8,993,982
Issued as reinvestment of dividends	-	-	242,909	3,118,953
Redeemed	(713,124)	(10,175,339)	(1,563,639)	(18,287,630)
Net increase (decrease)	(319,913)	$(4,546,180)	(538,234)	$(6,174,695)
Equity Index Fund Class III
Sold	313,932	$4,241,329	3,875	$44,944
Issued as reinvestment of dividends	-	-	168,593	2,163,050
Redeemed	(58,741)	(833,684)	(492,124)	(5,441,972)
Net increase (decrease)	255,191	$3,407,645	(319,656)	$(3,233,978)
Equity Index Fund Service Class I
Sold	31,652	$441,063	53,932	$602,130
Issued as reinvestment of dividends	-	-	1,841	23,510
Redeemed	(7,506)	(106,833)	(13,684)	(172,454)
Net increase (decrease)	24,146	$334,230	42,089	$453,186
Large Cap Value Fund Initial Class
Sold	626,930	$6,344,296	1,509,799	$11,572,069
Issued as reinvestment of dividends	-	-	224,534	2,119,042
Redeemed	(1,240,325)	(12,994,752)	(3,158,576)	(27,151,611)
Net increase (decrease)	(613,395)	$(6,650,456)	(1,424,243)	$(13,460,500)
Large Cap Value Fund Service Class
Sold	241,985	$2,507,685	559,858	$4,444,148
Issued as reinvestment of dividends	-	-	10,731	101,036
Redeemed	(47,767)	(495,697)	(126,363)	(1,175,515)
Net increase (decrease)	194,218	$2,011,988	444,226	$3,369,669
NASDAQ-100 Fund Initial Class
Sold	266,941	$1,279,879	625,885	$2,401,929
Issued as reinvestment of dividends	-	-	44	184
Redeemed	(282,339)	(1,346,895)	(431,828)	(1,596,188)
Net increase (decrease)	(15,398)	$(67,016)	194,101	$805,925

61

Notes to Financial Statements (Unaudited) (Continued)

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
NASDAQ-100 Fund Service Class
Sold	55,503	$266,936	111,948	$431,446
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(13,695)	(66,667)	(49,889)	(208,220)
Net increase (decrease)	41,808	$200,269	62,059	$223,226
Small Cap Growth Equity Fund Initial Class
Sold	770,121	$11,636,064	3,609,392	$41,061,675
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,908,591)	(46,209,648)	(2,718,125)	(32,401,500)
Net increase (decrease)	(2,138,470)	$(34,573,584)	891,267	$8,660,175
Small Cap Growth Equity Fund Service Class
Sold	58,467	$872,759	139,663	$1,601,993
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(18,029)	(276,537)	(37,862)	(472,962)
Net increase (decrease)	40,438	$596,222	101,801	$1,129,031

6. Federal Income Tax Information

At June 30, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$240,385,671	$26,009,523	$(7,961,622)	$18,047,901
Emerging Growth Fund	10,549,441	1,179,930	(1,163,210)	16,720
Equity Index Fund	293,398,339	54,307,727	(66,185,948)	(11,878,221)
Large Cap Value Fund	194,992,104	23,920,361	(17,506,108)	6,414,253
NASDAQ-100 Fund	8,173,549	2,144,860	(1,026,577)	1,118,283
Small Cap Growth Equity Fund	207,684,245	23,621,718	(18,099,480)	5,522,238

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. Certain positions of capital loss carryovers of the Blue Chip Growth Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

At December 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017
Blue Chip Growth Fund	$-	$-	$-	$-	$216,675	$1,968,870	$8,050,709	$26,008,996
Emerging Growth Fund	3,402,428	-	-	-	-	-	3,006,901	2,730,804
Equity Index Fund	-	-	-	2,636,392	-	-	2,189,206	2,872,925
Large Cap Value Fund	-	-	-	-	-	-	7,547,813	24,296,867
NASDAQ-100 Fund	4,489,822	2,362,711	1,300,985	-	-	-	-	335,825
Small Cap Growth Equity Fund	-	-	-	-	-	-	6,728,172	15,586,021

62

Notes to Financial Statements (Unaudited) (Continued)

The following Fund(s) elected to defer to January 1, 2010, post-October capital losses:

Amount
Emerging Growth Fund	$ 100,512
Equity Index Fund	734,062
Large Cap Value Fund	6,841,937

The Small Cap Growth Equity Fund has elected to defer to January 1, 2010, post-October currency losses in the amount of $6,202.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$248,545	$-	$-
Equity Index Fund	6,708,647	-	-
Large Cap Value Fund	2,220,078	-	-
NASDAQ-100 Fund	184	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to investments in passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$233,025	(36,245,250)	$(23,142)	$42,614,046
Emerging Growth Fund	-	(9,140,133)	(106,469)	1,127,693
Equity Index Fund	5,147,756	(7,698,523)	(870,826)	3,631,453
Large Cap Value Fund	1,450,594	(31,844,680)	(6,897,013)	24,149,953
NASDAQ-100 Fund	12,718	(8,489,343)	(3,707)	1,614,786
Small Cap Growth Equity Fund	-	(22,314,193)	(52,716)	27,148,021

The Funds did not have any unrecognized tax benefits at June 30, 2010, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the

63

Notes to Financial Statements (Unaudited) (Continued)

prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. Acquisition of MML Growth Equity Fund

Prior to the opening of business on May 1, 2009, the Blue Chip Growth Fund acquired all assets and liabilities of the MML Growth Equity Fund ("Growth Equity Fund"). The purpose of the transaction was to combine two funds managed by T. Rowe Price Associates, Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,313,857 Initial Class shares and 116,110 Service Class shares of the Growth Equity Fund, valued at $11,676,491 in total, for 1,492,512 Initial Class shares and 74,903 Service Class shares of the Blue Chip Growth Fund. The investment portfolio of the Growth Equity Fund, with a fair value of $11,704,785 and identified cost of $13,656,656 at April 30, 2009, was the principal asset acquired by the Blue Chip Growth Fund. For financial reporting purposes, assets received and shares issued by the Blue Chip Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Growth Equity Fund was carried forward to align ongoing reporting of the Blue Chip Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, Blue Chip Growth Fund's net assets were $225,485,091.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Blue Chip Growth Fund, Blue Chip Growth Fund's pro forma results of operations for the year ended December 31, 2009, would have been as follows:

(Unaudited)
Net investment income	$232,667	*
Net gain (loss) on investments	$70,952,977	**
Net increase (decrease) in net assets resulting from operations	$71,185,644

*$228,260 as reported, plus $1,896 of the Growth Equity Fund premerger, plus $2,511 of pro-forma eliminated expenses.

**$69,954,257 as reported, plus $998,720 of the Growth Equity Fund premerger.

Because both the Blue Chip Growth Fund and the Growth Equity Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Growth Equity Fund that have been included in the Blue Chip Growth Fund's Statement of Operations since May 1, 2009.

See Note 5, Capital Share Transactions, for the changes in shares outstanding for the Blue Chip Growth Fund during the year.

9. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, "Improving Disclosures About Fair Value Measurements" ("ASU"). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010,

64

Notes to Financial Statements (Unaudited) (Continued)

and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds' financial statement disclosures.

10. Subsequent Events

Management has evaluated the events and transactions subsequent to June 30, 2010 through the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosures in the Funds' financial statements other than those disclosed below.

Effective August 20, 2010, Essex Investment Management Company, LLC became the sole subadviser to the Emerging Growth Fund, including the portion of the Fund's portfolio previously subadvised by Insight Capital Research & Management, Inc.

65

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees' Approval
of Investment Advisory
Contracts

At their meetings in April and May 2010, the Contract Committee (the "Committee") and the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the "Independent Trustees"), re-approved the existing advisory and subadvisory agreements (collectively, the "Contracts") for each of the Blue Chip Growth Fund, Emerging Growth Fund, Equity Index Fund, Large Cap Value Fund, NASDAQ-100 Fund, and Small Cap Growth Equity Fund. In preparation for the meetings, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the "Meeting Materials"). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the "Third-Party Report") with respect to each Fund prepared by an independent third-party vendor (the "Third-Party"). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual's ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund's advisory fee and total net expense ratio against peer funds; and (ii) the Fund's relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee's review, MassMutual provided commentary and analysis regarding each Fund's performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual's ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibilities for providing services to the

66

Other Information (Unaudited) (Continued)

respective Fund and the fees payable to each subadviser by MassMutual. Throughout the discussion, MassMutual responded to Committee members' questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one-year or three-year period below are to periods ended December 31, 2009.)

The Committee noted that, in the case of the Blue Chip Growth Fund, expense information showed the Fund to be in the second quartile of its peer group (favorable), and performance information showed the Fund to have had first and second quartile investment performance in its peer category for the most recent one- and three-year periods, respectively. The Committee reviewed this information with MassMutual, and determined that further inquiry was not required at this time.

The Committee considered the expenses and performance of the Equity Index and NASDAQ-100 Funds. MassMutual noted that each of the Funds was performing within an acceptable tracking error of its benchmark index and in accordance with expectations. MassMutual explained that the expense ratio of each Fund was above its peer group median, but only by relatively small amounts (Equity Index Fund - 10 basis points; and NASDAQ-100 Fund - 16 basis points). MassMutual noted that expense and performance information is difficult to analyze for these Funds, because a number of the other funds in the comparison groups tend to be ultra-low priced retail index funds that skew the data, and that, in some cases, there are relatively few peer funds for comparison. The Committee noted that the Third-Party Report shows the Equity Index Fund to have underperformed its peers for the one- and three-year periods; and the NASDAQ-100 Fund to have outperformed its peers for the one- and three-year periods. The Committee considered MassMutual's statements to the effect that MassMutual was satisfied with the performance of the Funds, and that each Fund was performing the role in the MML Series Fund family that it was intended to fulfill.

The Committee considered the Large Cap Value and Small Cap Growth Equity Funds whose expense ratios were relatively high compared to their peers, but which had experienced recent favorable performance compared to their peers. As to the Large Cap Value Fund, the Committee considered that, although the Fund was in the third expense quartile of its peer group, it was only slightly below the median, and that the Fund's performance in the one-year period was in the second quartile of its performance category. The Committee considered MassMutual's statement that the long-term focus of the Large Cap Value Fund's subadviser had added value in the most recent period, and had added to improvement in the Fund's longer-term performance record. The Committee considered that the Small Cap Growth Equity Fund's expenses are in the fourth quartile of its peer group, but also considered that the Fund has achieved consistent first or second quartile long-term performance in its performance category, including in the difficult market environment in 2008.

As to the Emerging Growth Fund, whose expenses are in the fourth quartile as against its peer group, MassMutual reported to the Committee that it is actively seeking to make structural changes in light of the Funds' underperformance. The Committee determined to approve the agreements for this Fund pending any future actions taken by MassMutual.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual's advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for the Funds and each individual Fund, which included a sensitivity analysis of the expected level of profitability assuming increased Fund assets at specified levels. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with

67

Other Information (Unaudited) (Continued)

the Funds and the so-called "fallout benefits" to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called "soft-dollar arrangements."

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual's oversight of each Fund and the subadvisory process; (ii) MassMutual's levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund's total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of each subadviser appear well suited to each Fund, given its investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interest of each Fund's shareholders.

68

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2010:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.81%	$914.50	$3.84	$1,020.80	$4.06
Service Class	1,000	1.06%	913.20	5.03	1,019.50	5.31
Emerging Growth Fund
Initial Class	1,000	1.25%	956.50	6.06	1,018.60	6.26
Service Class	1,000	1.50%	956.30	7.28	1,017.40	7.50
Equity Index Fund
Class I	1,000	0.45%	931.30	2.15	1,022.60	2.26
Class II	1,000	0.29%	932.00	1.39	1,023.40	1.45
Class III	1,000	0.15%	932.70	0.72	1,024.10	0.75
Service Class I	1,000	0.70%	930.10	3.35	1,021.30	3.51
Large Cap Value Fund
Initial Class	1,000	0.83%	929.50	3.97	1,020.70	4.16
Service Class	1,000	1.08%	927.40	5.16	1,019.40	5.41
NASDAQ-100 Fund
Initial Class	1,000	0.56%	936.70	2.69	1,022.00	2.81
Service Class	1,000	0.81%	936.40	3.89	1,020.80	4.06

69

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Cap Growth Equity Fund
Initial Class	$1,000	1.14%	$966.20	$5.56	$1,019.10	$5.71
Service Class	1,000	1.39%	964.70	6.77	1,017.90	6.95

*

Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

70

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

MassMutual
FINANCIAL GROUP®

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.
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CRN201108-137704

MML Series Investment Fund
Semiannual Report

MML Aggressive Allocation Fund

MML Balanced Allocation Fund

MML Conservative Allocation Fund

MML Growth Allocation Fund

MML Moderate Allocation Fund

MML American Funds® Core Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2010

MassMutual FINANCIAL GROUP®

We'll help you get there.®

President's Letter to Shareholders	1
Portfolio Summaries	3
Portfolio of Investments
MML Aggressive Allocation Fund	7
MML Balanced Allocation Fund	8
MML Conservative Allocation Fund	9
MML Growth Allocation Fund	10
MML Moderate Allocation Fund	11
MML American Funds® Core Allocation Fund	12
MML American Funds® Growth Fund	13
MML American Funds® International Fund	14
Statements of Assets and Liabilities	16
Statements of Operations	20
Statements of Changes in Net Assets	22
Financial Highlights	26
Notes to Financial Statements	34
Other Information
Proxy Voting	47
Quarterly Reporting	47
Trustees' Approval of Investment Advisory Contracts	47
Fund Expenses	49

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund – President's Letter to Shareholders

 To Our Shareholders

Richard J. Byrne

"Uncertainty about the near-term prospects of the financial markets and economies worldwide has driven increased market volatility in the recent environment, and investors still remember the damage done by the recent financial crisis. We believe investors are wise to be wary, but should put the current environment into perspective and avoid overreaction. In our view, investors are still best served by reviewing their strategy and maintaining an investment plan focused on their own time horizon, risk tolerance and anticipated long-term needs."

June 30, 2010

Welcome to the MML Series Investment Fund Semiannual Report covering the six months ended June 30, 2010. Domestic and foreign stocks, which had advanced steadily with only minor setbacks since March 2009, began to weaken in April 2010. The market environment in May and June proved especially challenging and resulted in equity losses across the board at mid-year. Investors' confidence in stocks fell due to deepening fears over the European debt crisis and growing concerns about a possible double-dip recession in the United States. Economic data released during the second quarter reflected a still-expanding, but fragile, U.S. economy. For example, in June, the third and final estimate of gross domestic product (GDP) growth for the first quarter was revised downward to 2.7% from 3.0%.

Key events that defined the period

In the United States, health care reform dominated the headlines early in the year. On March 23, 2010, President Obama signed the Patient Protection and Affordable Care Act (PPACA) into law. The law's passage did not have a pronounced effect on the markets in the near term; however, the likely downstream impact on the U.S. budget and interest rates will continue to be a point of focus for market watchers in the future.

In the international arena, the drama that unfolded in the Greek economy and concerns about other struggling European countries drove increased volatility in equity and bond markets in Europe and other regions. The situation accelerated during the last week of April, when Standard & Poor's downgraded Greece's debt to below-investment-grade or "junk" status. This news helped push the price of Greek bonds down and drove their yields higher. European finance ministers eventually came up with a bailout plan, but not before European stocks suffered and investors pushed down the value of the euro versus the dollar. U.S. markets also suffered intermittently from the uncertainties of the situation in Greece in the first quarter of the year. These international problems continued to affect both U.S. and foreign markets throughout the second quarter.

The developments in Europe, coupled with investor concerns over the U.S. economic recovery, resulted in losses for all major domestic stock indexes for the six-month period ended June 30, 2010. The Dow Jones Industrial AverageSM (the "Dow"), a benchmark of blue-chip domestic stock performance, fell 6.27%, and the S&P 500® Index (the S&P 500), a barometer of large-cap stock performance, lost 6.65%. The small-cap benchmark Russell 2000® Index lost 1.95%, making it the strongest performer among U.S. broad-market stock indexes. The technology-laden NASDAQ Composite® Index lost 7.05% for the six-month period, nearly in line with the declines of the Dow and the S&P 500. The MSCI® EAFE® Index, an indicator of foreign developed-market stocks, turned in a double-digit loss of 13.23%. The only bright spot came from the fixed-income arena, where the Barclays Capital U.S. Aggregate Bond Index advanced 5.33%.*

The six months in review

Solid earnings reports from many companies and high consumer confidence figures characterized the economic environment as 2010 began, which helped the market continue its general pattern of advancement early in the year. The European debt situation, news from China about steps the country intended to take to rein in growth (to fend off potential inflation), and the specter of potential U.S.

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund – President's Letter to Shareholders (Continued)

government regulation of banks combined to reverse the market's gains in the second half of January and into early February. Strong economic readings from the U.S. and Asia, additional positive earnings announcements, and the burgeoning efforts of the European Union to find a sustainable solution to Greece's debt crisis seemed encouraging to investors and helped drive major stock indexes into positive territory for the year-to-date period by the end of March. During April, U.S. equity market performance built upon gains from the first quarter, but experienced periods of volatility driven mainly by events overseas. In this environment, foreign markets posted generally weaker results. May turned out to be quite volatile for U.S. and foreign stocks, driven primarily by events overseas and culminating on May 6, when the Dow dropped almost 1,000 points in intraday trading in what was termed a "flash crash." June brought the major market indexes their biggest drop since the fourth quarter of 2008, due to concerns about a return to recession in the U.S., slower growth globally, the ongoing sovereign debt crisis in Europe, and weakness in China due to lower expected growth. In late June, the Federal Reserve reaffirmed that short-term interest rates would remain near zero for "an extended period," and concerns about global economic growth and the volatile market environment caused investors to flock to the safety of U.S. Treasury securities, driving their prices up and yields down.

As the first six months of 2010 drew to a close, investors reflected on the changing economic environment and looked for clues about what the future may have in store. One of the most vexing economic issues remains the high unemployment rate in the U.S. Although 400,000 U.S. Census workers added jobs to May's non-farm payrolls, the overall unemployment rate remained high, closing out June at 9.7%. In housing, residential real estate weakened significantly after the April 30 expiration of the $8,000 tax credit for first-time home buyers – declining to a seasonally adjusted rate of 300,000, the slowest pace since the Commerce Department began keeping records in 1963.

Keeping it in perspective

Uncertainty about the near-term prospects of the financial markets and economies worldwide has driven increased market volatility in the recent environment, and investors still remember the damage done by the recent financial crisis. We believe investors are wise to be wary, but should put the current environment into perspective and avoid overreaction. In our view, investors are still best served by reviewing their strategy and maintaining an investment plan focused on their own time horizon, risk tolerance and anticipated long-term needs. This may be an ideal time to consult your financial professional to assess your plan and help ensure you are on track to reach your financial goals. Building broad diversification into your plan may help you navigate a wide variety of investment climates and has historically helped investors pursue their long-term financial objectives.

Thank you for your ongoing confidence in MassMutual. Our goal is to help you prepare for a stronger financial future – throughout all market conditions.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Portfolio Summaries

What are the investment objectives of the Funds that comprise the MML Allocation Series, and who is the Series' investment adviser?
The MML Allocation Fund Series comprises five Funds - each of which has a "fund of funds" structure. The five Funds in the Series are MML Aggressive Allocation Fund, MML Balanced Allocation Fund, MML Conservative Allocation Fund, MML Growth Allocation Fund and MML Moderate Allocation Fund.

Each Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Each Fund invests in a combination of domestic and international mutual funds ("Underlying Funds") using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI), and non-affiliated funds. Through their investment in Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics, including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers, inflation-protected securities, and short-term investments of any kind.

Each Fund's assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•MML Aggressive Allocation Fund: Approximately 90% in equity funds and 10% in fixed income funds, including money market funds.

•MML Balanced Allocation Fund: Approximately 50% in equity funds and 50% in fixed income funds, including money market funds.

•MML Conservative Allocation Fund: Approximately 40% in equity funds and 60% in fixed income funds, including money market funds.

•MML Growth Allocation Fund: Approximately 75% in equity funds and 25% in fixed income funds, including money market funds.

•MML Moderate Allocation Fund: Approximately 60% in equity funds and 40% in fixed income funds, including money market funds.

3

MML Series Investment Fund – Portfolio Summaries (Continued)

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 6/30/10 (Unaudited)
Equity Funds	89.4%
Fixed Income Funds	10.7%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 6/30/10 (Unaudited)
Equity Funds	37.8%
Fixed Income Funds	62.3%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 6/30/10 (Unaudited)
Equity Funds	47.7%
Fixed Income Funds	52.4%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 6/30/10 (Unaudited)
Equity Funds	73.2%
Fixed Income Funds	26.9%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 6/30/10 (Unaudited)
Equity Funds	57.7%
Fixed Income Funds	42.4%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

4

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML American Funds® Core Allocation Fund, and who is the Fund's investment adviser?
The Fund seeks as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund is a "fund of funds" and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series® ("the Underlying Funds"), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. As of the date of this report, it is expected that the Underlying Funds will include Class 1 shares of the American Funds Insurance Series - Bond Fund, the American Funds Insurance Series - Blue Chip Income and Growth Fund, the American Funds Insurance Series - Growth-Income Fund and the American Funds Insurance Series - International Fund. The Fund's investment adviser allocates the Fund's assets among a variety of different asset classes through investing in Underlying Funds in response to changing market, economic and investment conditions. The Fund's adviser invests the Fund's assets in a combination of domestic and international Underlying Funds. The Fund's investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 6/30/10 (Unaudited)
Equity Funds	62.5%
Fixed Income Funds	37.6%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

What is the investment objective of MML American Funds® Growth Fund, and who is the Fund's investment adviser?
The Fund seeks to provide investors with long-term capital growth through a "master feeder" relationship. (See page 34 of this report for information about the master feeder relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series - Growth Fund (the "Master Growth Fund"), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with the same investment objective. The Master Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Master Growth Fund may invest a portion of its assets in equity securities of issuers domiciled outside the United States. The Fund's investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 6/30/10 (Unaudited)
Equity Funds	100.2%
Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

5

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML American Funds® International Fund, and who is the Fund's investment adviser?
The Fund seeks long-term capital growth of assets through a "master-feeder" relationship. (See page 34 of this report for information about the master feeder relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series - International Fund (the "Master International Fund"), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research) with the same investment objective. The Master International Fund invests primarily in common stocks of companies located outside the United States that Capital Research believes have the potential for growth, including emerging and developing markets. The Fund's investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

MML American Funds International Fund Asset Allocation (% of Net Assets) on 6/30/10 (Unaudited)
Equity Funds	100.2%
Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

6

MML Aggressive Allocation Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	646,170	$5,737,989
MML Concentrated Growth Fund, Class I (a)	236,315	1,361,172
MML Equity Fund, Initial Class (a)	238,069	3,806,643
MML Equity Income Fund, Initial Class (a)	788,713	6,199,284
MML Foreign Fund, Initial Class (a)	252,162	1,939,124
MML Global Fund, Class I (a)	276,963	1,891,659
MML High Yield Fund, Class II (a)	39,265	379,296
MML Income & Growth Fund, Initial Class (a)	253,226	1,851,085
MML Inflation-Protected and Income Fund, Initial Class (a)	54,751	589,665
MML Large Cap Growth Fund, Initial Class (a)	326,053	2,634,506
MML Managed Bond Fund, Initial Class (a)	138,000	1,792,064
MML Mid Cap Growth Fund, Initial Class (a) (b)	368,020	3,496,194
MML Mid Cap Value Fund, Initial Class (a)	348,694	3,047,583
MML Short-Duration Bond Fund, Class II (a)	121,058	1,225,108
MML Small Cap Equity Fund, Initial Class (a)	57,725	430,866
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	129,473	1,811,311
MML Small Company Value Fund, Class II (a)	161,435	2,431,214
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	33,647	1,095,555
Oppenheimer Global Securities Fund, Non-Service Shares (a)	57,474	1,386,276
Oppenheimer International Growth Fund, Non-Service Shares (a)	2,198,554	3,297,830
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	217,621	1,112,044
		47,516,468
TOTAL MUTUAL FUNDS (Cost $45,946,221)		47,516,468
TOTAL LONG-TERM INVESTMENTS (Cost $45,946,221)		47,516,468
TOTAL INVESTMENTS – 100.1% (Cost $45,946,221) (c)		47,516,468
Other Assets/ (Liabilities) – (0.1)%		(38,365)
NET ASSETS – 100.0%		$47,478,103

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

7

MML Balanced Allocation Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	2,069,301	$18,375,393
MML Concentrated Growth Fund, Class I (a)	748,564	4,311,730
MML Equity Fund, Initial Class (a)	863,497	13,807,015
MML Equity Income Fund, Initial Class (a)	2,840,205	22,324,014
MML Foreign Fund, Initial Class (a)	739,348	5,685,588
MML Global Fund, Class I (a)	824,704	5,632,728
MML High Yield Fund, Class II (a)	769,224	7,430,703
MML Income & Growth Fund, Initial Class (a)	868,922	6,351,818
MML Inflation-Protected and Income Fund, Initial Class (a)	1,999,410	21,533,648
MML Large Cap Growth Fund, Initial Class (a)	960,003	7,756,824
MML Managed Bond Fund, Initial Class (a)	5,438,418	70,623,078
MML Mid Cap Growth Fund, Initial Class (a) (b)	935,701	8,889,162
MML Mid Cap Value Fund, Initial Class (a)	1,032,701	9,025,810
MML Money Market Fund, Initial Class (a)	50,667	50,636
MML Short-Duration Bond Fund, Class II (a)	2,532,192	25,625,785
MML Small Cap Equity Fund, Initial Class (a)	374,833	2,797,780
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	366,224	5,123,444
MML Small Company Value Fund, Class II (a)	408,013	6,144,671
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	200,662	6,533,571
Oppenheimer Global Securities Fund, Non-Service Shares (a)	343,563	8,286,742
Oppenheimer International Growth Fund, Non-Service Shares (a)	5,699,828	8,549,742
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	5,509,973	28,155,963
		293,015,845
TOTAL MUTUAL FUNDS (Cost $273,793,466)		293,015,845
TOTAL LONG-TERM INVESTMENTS (Cost $273,793,466)		293,015,845
TOTAL INVESTMENTS – 100.1% (Cost $273,793,466) (c)		293,015,845
Other Assets/ (Liabilities) – (0.1)%		(185,290)
NET ASSETS – 100.0%		$292,830,555

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

8

MML Conservative Allocation Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,398,340	$12,417,257
MML Concentrated Growth Fund, Class I (a)	520,365	2,997,300
MML Equity Fund, Initial Class (a)	588,830	9,415,181
MML Equity Income Fund, Initial Class (a)	2,085,366	16,390,973
MML Foreign Fund, Initial Class (a)	616,520	4,741,036
MML Global Fund, Class I (a)	700,453	4,784,096
MML High Yield Fund, Class II (a)	770,296	7,441,058
MML Income & Growth Fund, Initial Class (a)	368,444	2,693,327
MML Inflation-Protected and Income Fund, Initial Class (a)	2,082,548	22,429,045
MML Large Cap Growth Fund, Initial Class (a)	670,537	5,417,941
MML Managed Bond Fund, Initial Class (a)	5,561,164	72,217,053
MML Mid Cap Growth Fund, Initial Class (a) (b)	519,773	4,937,848
MML Mid Cap Value Fund, Initial Class (a)	860,293	7,518,959
MML Money Market Fund, Initial Class (a)	67,136	67,094
MML Short-Duration Bond Fund, Class II (a)	2,294,068	23,215,967
MML Small Cap Equity Fund, Initial Class (a)	306,856	2,290,395
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	149,058	2,085,314
MML Small Company Value Fund, Class II (a)	281,858	4,244,783
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	109,101	3,552,314
Oppenheimer Global Securities Fund, Non-Service Shares (a)	191,785	4,625,862
Oppenheimer International Growth Fund, Non-Service Shares (a)	3,372,549	5,058,823
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	5,514,817	28,180,717
		246,722,343
TOTAL MUTUAL FUNDS (Cost $235,767,986)		246,722,343
TOTAL LONG-TERM INVESTMENTS (Cost $235,767,986)		246,722,343
TOTAL INVESTMENTS – 100.1% (Cost $235,767,986) (c)		246,722,343
Other Assets/ (Liabilities) – (0.1)%		(161,359)
NET ASSETS – 100.0%		$246,560,984

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

9

MML Growth Allocation Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	11,588,167	$102,902,926
MML Concentrated Growth Fund, Class I (a)	4,647,275	26,768,306
MML Equity Fund, Initial Class (a)	4,468,706	71,453,049
MML Equity Income Fund, Initial Class (a)	14,306,962	112,452,720
MML Foreign Fund, Initial Class (a)	4,137,384	31,816,483
MML Global Fund, Class I (a)	4,560,212	31,146,247
MML High Yield Fund, Class II (a)	2,003,760	19,356,321
MML Income & Growth Fund, Initial Class (a)	5,064,705	37,022,991
MML Inflation-Protected and Income Fund, Initial Class (a)	3,626,877	39,061,464
MML Large Cap Growth Fund, Initial Class (a)	5,843,112	47,212,349
MML Managed Bond Fund, Initial Class (a)	9,932,691	128,985,530
MML Mid Cap Growth Fund, Initial Class (a) (b)	5,819,735	55,287,479
MML Mid Cap Value Fund, Initial Class (a)	6,425,334	56,157,417
MML Money Market Fund, Initial Class (a)	158,820	158,722
MML Short-Duration Bond Fund, Class II (a)	6,315,300	63,910,838
MML Small Cap Equity Fund, Initial Class (a)	1,504,293	11,228,154
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	2,167,137	30,318,077
MML Small Company Value Fund, Class II (a)	2,936,918	44,229,984
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	949,919	30,929,353
Oppenheimer Global Securities Fund, Non-Service Shares (a)	1,272,846	30,701,042
Oppenheimer International Growth Fund, Non-Service Shares (a)	40,914,627	61,371,941
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	7,016,965	35,856,690
		1,068,328,083
TOTAL MUTUAL FUNDS (Cost $998,344,569)		1,068,328,083
TOTAL LONG-TERM INVESTMENTS (Cost $998,344,569)		1,068,328,083
TOTAL INVESTMENTS – 100.1% (Cost $998,344,569) (c)		1,068,328,083
Other Assets/ (Liabilities) – (0.1)%		(628,781)
NET ASSETS – 100.0%		$1,067,699,302

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

10

MML Moderate Allocation Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	7,018,288	$62,322,393
MML Concentrated Growth Fund, Class I (a)	3,080,545	17,743,939
MML Equity Fund, Initial Class (a)	2,815,008	45,010,993
MML Equity Income Fund, Initial Class (a)	9,034,677	71,012,560
MML Foreign Fund, Initial Class (a)	3,096,391	23,811,245
MML Global Fund, Class I (a)	2,297,870	15,694,455
MML High Yield Fund, Class II (a)	1,900,745	18,361,199
MML Income & Growth Fund, Initial Class (a)	2,639,617	19,295,600
MML Inflation-Protected and Income Fund, Initial Class (a)	4,065,269	43,782,952
MML Large Cap Growth Fund, Initial Class (a)	3,358,112	27,133,545
MML Managed Bond Fund, Initial Class (a)	12,271,583	159,358,282
MML Mid Cap Growth Fund, Initial Class (a) (b)	3,413,493	32,428,184
MML Mid Cap Value Fund, Initial Class (a)	2,825,392	24,693,928
MML Money Market Fund, Initial Class (a)	137,355	137,270
MML Short-Duration Bond Fund, Class II (a)	6,007,732	60,798,249
MML Small Cap Equity Fund, Initial Class (a)	1,020,829	7,619,543
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	1,034,296	14,469,715
MML Small Company Value Fund, Class II (a)	1,627,671	24,512,718
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	576,103	18,757,909
Oppenheimer Global Securities Fund, Non-Service Shares (a)	937,986	22,624,211
Oppenheimer International Growth Fund, Non-Service Shares (a)	21,090,809	31,636,214
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	10,622,870	54,282,865
		795,487,969
TOTAL MUTUAL FUNDS (Cost $744,762,248)		795,487,969
TOTAL LONG-TERM INVESTMENTS (Cost $744,762,248)		795,487,969
TOTAL INVESTMENTS – 100.1% (Cost $744,762,248) (c)		795,487,969
Other Assets/ (Liabilities) – (0.1)%		(463,741)
NET ASSETS – 100.0%		$795,024,228

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

11

MML American Funds Core Allocation Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
American Funds Blue Chip Income and Growth Fund	8,008,222	$62,063,724
American Funds Bond Fund	8,771,726	94,383,772
American Funds Growth-Income Fund	2,549,657	72,614,234
American Funds International Fund	1,522,451	22,517,051
		251,578,781
TOTAL MUTUAL FUNDS (Cost $226,753,784)		251,578,781
TOTAL LONG-TERM INVESTMENTS (Cost $226,753,784)		251,578,781
TOTAL INVESTMENTS – 100.1% (Cost $226,753,784) (a)		251,578,781
Other Assets/ (Liabilities) – (0.1)%		(287,817)
NET ASSETS – 100.0%		$251,290,964

Notes to Portfolio of Investments
(a)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

12

MML American Funds Growth Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS – 100.2%
Diversified Financial – 100.2%
American Funds Growth Fund	574,664	$25,210,515
TOTAL MUTUAL FUNDS (Cost $21,938,160)		25,210,515
TOTAL LONG-TERM INVESTMENTS (Cost $21,938,160)		25,210,515
TOTAL INVESTMENTS – 100.2% (Cost $21,938,160) (a)		25,210,515
Other Assets/ (Liabilities) – (0.2)%		(39,985)
NET ASSETS – 100.0%		$25,170,530

Notes to Portfolio of Investments
(a)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

13

MML American Funds International Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS – 100.2%
Diversified Financial – 100.2%
American Funds International Fund	1,583,707	$23,423,024
TOTAL MUTUAL FUNDS (Cost $21,786,943)		23,423,024
TOTAL LONG-TERM INVESTMENTS (Cost $21,786,943)		23,423,024
TOTAL INVESTMENTS – 100.2% (Cost $21,786,943) (a)		23,423,024
Other Assets/ (Liabilities) – (0.2)%		(37,728)
NET ASSETS – 100.0%		$23,385,296

Notes to Portfolio of Investments
(a)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

14

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities
June 30, 2010 (Unaudited)

	MML Aggressive Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value - affiliated issuers (Note 2) (b)	47,516,468	293,015,845
Total investments	47,516,468	293,015,845
Receivables from:
Investments sold	1,061	61,110
Investment adviser (Note 3)	586	-
Fund shares sold	146,058	459,419
Total assets	47,664,173	293,536,374
Liabilities:
Payables for:
Investments purchased	145,154	359,714
Fund shares repurchased	1,964	160,816
Trustees' fees and expenses (Note 3)	3,243	16,336
Affiliates (Note 3):
Investment management fees	4,492	26,805
Administration fees	-	-
Service fees	10,705	109,990
Accrued expense and other liabilities	20,512	32,158
Total liabilities	186,070	705,819
Net assets	$47,478,103	$292,830,555
Net assets consist of:
Paid-in capital	$49,305,355	$270,221,796
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	728,830	8,077,164
Accumulated net realized gain (loss) on investments	(4,126,329)	(4,690,784)
Net unrealized appreciation (depreciation) on investments	1,570,247	19,222,379
Net assets	$47,478,103	$292,830,555

(a) Cost of investments - unaffiliated issuers:	$-	$-
(b) Cost of investments - affiliated issuers:	$45,946,221	$273,793,466

The accompanying notes are an integral part of the financial statements.

16

MML Conservative Allocation Fund	MML Growth Allocation Fund	MML Moderate Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$-	$-	$-	$251,578,781	$25,210,515	$23,423,024
246,722,343	1,068,328,083	795,487,969	-	-	-
246,722,343	1,068,328,083	795,487,969	251,578,781	25,210,515	23,423,024

33,272	22,180	219,729	-	-	-
-	-	-	-	2,323	2,418
534,895	77,814	817,062	460,430	344,388	705,007
247,290,510	1,068,428,077	796,524,760	252,039,211	25,557,226	24,130,449

475,746	52,803	525,794	448,385	344,371	704,724
92,421	47,191	510,998	12,045	17	283
12,170	61,705	44,015	11,459	1,037	1,044

22,419	99,927	73,231	45,719	3,446	3,085
-	-	-	57,148	5,744	5,141
97,225	397,424	291,590	158,413	15,831	14,558
29,545	69,725	54,904	15,078	16,250	16,318
729,526	728,775	1,500,532	748,247	386,696	745,153
$246,560,984	$1,067,699,302	$795,024,228	$251,290,964	$25,170,530	$23,385,296

$221,146,636	$1,025,934,861	$745,959,995	$220,540,261	$21,553,607	$21,020,426
7,529,430	19,110,565	18,982,149	3,999,787	30,375	318,429
6,930,561	(47,329,638)	(20,643,637)	1,925,919	314,193	410,360
10,954,357	69,983,514	50,725,721	24,824,997	3,272,355	1,636,081
$246,560,984	$1,067,699,302	$795,024,228	$251,290,964	$25,170,530	$23,385,296

$-	$-	$-	$226,753,784	$21,938,160	$21,786,943
$235,767,986	$998,344,569	$744,762,248	$-	$-	$-

17

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
June 30, 2010 (Unaudited)

	MML Aggressive Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$30,970,054	$118,285,866
Shares outstanding (a)	3,990,718	12,794,313
Net asset value, offering price and redemption price per share	$7.76	$9.25
Service Class shares:
Net assets	$16,508,049	$174,544,689
Shares outstanding (a)	2,138,143	18,952,332
Net asset value, offering price and redemption price per share	$7.72	$9.21
Service Class I shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

18

MML Conservative Allocation Fund	MML Growth Allocation Fund	MML Moderate Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$90,119,290	$460,068,575	$332,604,336	$-	$-	$-
9,139,848	55,499,140	37,347,018	-	-	-
$9.86	$8.29	$8.91	$-	$-	$-

$156,441,694	$607,630,727	$462,419,892	$-	$-	$-
15,938,469	73,594,974	52,143,256	-	-	-
$9.82	$8.26	$8.87	$-	$-	$-

$-	$-	$-	$251,290,964	$25,170,530	$23,385,296
-	-	-	27,528,623	3,033,843	2,761,551
$-	$-	$-	$9.13	$8.30	$8.47

19

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

	MML Aggressive Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$-	$-
Dividends - affiliated issuers (Note 7)	231,713	4,319,311
Total investment income	231,713	4,319,311
Expenses (Note 3):
Investment management fees	25,030	145,436
Custody fees	6,489	6,493
Audit fees	14,419	14,460
Legal fees	487	2,831
Proxy fees	395	395
Shareholder reporting fees	2,002	5,813
Trustees' fees	2,918	16,995
	51,740	192,423
Administration fees:
Service Class I	-	-
Service fees:
Service Class	20,368	212,113
Service Class I	-	-
Total expenses	72,108	404,536
Expenses waived (Note 3):
Initial Class fees waived by advisor	(1,120)	-
Service Class fees waived by advisor	(560)	-
Service Class I fees waived by advisor	-	-
Net expenses	70,428	404,536
Net investment income (loss)	161,285	3,914,775
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	-	-
Investment transactions - affiliated issuers	1,514,724	9,544,176
Realized gain distributions - affiliated issuers (Note 7)	13,672	430,322
Net realized gain (loss)	1,528,396	9,974,498
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(4,407,791)	(16,235,465)
Net change in unrealized appreciation (depreciation)	(4,407,791)	(16,235,465)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(2,879,395)	(6,260,967)
Net increase (decrease) in net assets resulting from operations	$(2,718,110)	$(2,346,192)

The accompanying notes are an integral part of the financial statements.

20

MML Conservative Allocation Fund	MML Growth Allocation Fund	MML Moderate Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$-	$-	$-	$1,168,027	$58,304	$185,648
4,188,376	8,090,988	9,129,221	-	-	-
4,188,376	8,090,988	9,129,221	1,168,027	58,304	185,648

118,928	542,567	390,699	244,564	18,013	16,792
6,480	6,511	6,491	2,865	498	497
14,450	14,590	14,539	14,451	14,412	14,414
2,297	10,460	7,451	2,344	223	220
395	395	395	395	395	395
4,953	17,989	13,203	8,318	1,892	1,870
13,792	62,525	44,572	14,032	1,330	1,308
161,295	655,037	477,350	286,969	36,763	35,496

-	-	-	305,705	30,021	27,988

187,765	755,574	550,692	-	-	-
-	-	-	305,705	30,021	27,988
349,060	1,410,611	1,028,042	898,379	96,805	91,472

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	(12,746)	(13,107)
349,060	1,410,611	1,028,042	898,379	84,059	78,365
3,839,316	6,680,377	8,101,179	269,648	(25,755)	107,283

-	-	-	516,198	325,641	175,055
9,125,752	35,704,509	21,847,493	-	-	-
407,153	873,383	967,622	-	-	-
9,532,905	36,577,892	22,815,115	516,198	325,641	175,055

(12,812,207)	(86,065,730)	(48,851,197)	(12,808,938)	(1,853,566)	(3,599,945)
(12,812,207)	(86,065,730)	(48,851,197)	(12,808,938)	(1,853,566)	(3,599,945)
(3,279,302)	(49,487,838)	(26,036,082)	(12,292,740)	(1,527,925)	(3,424,890)
$560,014	$(42,807,461)	$(17,934,903)	$(12,023,092)	$(1,553,680)	$(3,317,607)

21

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$161,285	$491,336
Net realized gain (loss) on investment transactions	1,528,396	(4,997,125)
Net change in unrealized appreciation (depreciation) on investments	(4,407,791)	16,773,725
Net increase (decrease) in net assets resulting from operations	(2,718,110)	12,267,936
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(73,956)
Service Class	-	(27,035)
Total distributions from net investment income	-	(100,991)
From net realized gains:
Initial Class	-	(93,482)
Service Class	-	(35,493)
Total distributions from net realized gains	-	(128,975)
Net fund share transactions (Note 5):
Initial Class	(1,273,645)	1,024,449
Service Class	2,472,796	7,504,641
Increase (decrease) in net assets from fund share transactions	1,199,151	8,529,090
Total increase (decrease) in net assets	(1,518,959)	20,567,060
Net assets
Beginning of period	48,997,062	28,430,002
End of period	$47,478,103	$48,997,062
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of period	$728,830	$567,545

The accompanying notes are an integral part of the financial statements.

22

MML Balanced Allocation Fund		MML Conservative Allocation Fund		MML Growth Allocation Fund
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

$3,914,775	$3,688,932	$3,839,316	$3,251,721	$6,680,377	$11,446,844
9,974,498	(12,393,899)	9,532,905	(1,183,186)	36,577,892	(77,544,556)
(16,235,465)	57,697,293	(12,812,207)	32,142,579	(86,065,730)	289,878,914
(2,346,192)	48,992,326	560,014	34,211,114	(42,807,461)	223,781,202

-	(651,524)	-	(440,055)	-	(1,572,165)
-	(778,602)	-	(585,099)	-	(1,654,924)
-	(1,430,126)	-	(1,025,154)	-	(3,227,089)

-	(94,907)	-	(60,928)	-	(546,541)
-	(115,508)	-	(82,478)	-	(593,326)
-	(210,415)	-	(143,406)	-	(1,139,867)

(2,020,719)	11,054,596	6,008,234	16,592,868	6,821,196	11,674,517
14,958,182	85,964,149	12,634,801	86,452,720	73,999,751	259,601,068
12,937,463	97,018,745	18,643,035	103,045,588	80,820,947	271,275,585
10,591,271	144,370,530	19,203,049	136,088,142	38,013,486	490,689,831

282,239,284	137,868,754	227,357,935	91,269,793	1,029,685,816	538,995,985
$292,830,555	$282,239,284	$246,560,984	$227,357,935	$1,067,699,302	$1,029,685,816
$8,077,164	$4,162,389	$7,529,430	$3,690,114	$19,110,565	$12,430,188

23

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Moderate Allocation Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,101,179	$9,470,167
Net realized gain (loss) on investment transactions	22,815,115	(37,606,218)
Net change in unrealized appreciation (depreciation) on investments	(48,851,197)	171,532,071
Net increase (decrease) in net assets resulting from operations	(17,934,903)	143,396,020
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(1,734,059)
Service Class	-	(1,905,319)
Service Class I	-	-
Total distributions from net investment income	-	(3,639,378)
From net realized gains:
Initial Class	-	(310,541)
Service Class	-	(348,797)
Total distributions from net realized gains	-	(659,338)
Net fund share transactions (Note 5):
Initial Class	7,612,473	15,015,228
Service Class	70,510,334	182,266,054
Service Class I	-	-
Increase (decrease) in net assets from fund share transactions	78,122,807	197,281,282
Total increase (decrease) in net assets	60,187,904	336,378,586
Net assets
Beginning of period	734,836,324	398,457,738
End of period	$795,024,228	$734,836,324
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of period	$18,982,149	$10,880,970

The accompanying notes are an integral part of the financial statements.

24

MML American Funds Core Allocation Fund		MML American Funds Growth Fund		MML American Funds International Fund
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

$269,648	$3,730,659	$(25,755)	$56,180	$107,283	$211,195
516,198	1,470,818	325,641	51,156	175,055	309,253
(12,808,938)	38,813,208	(1,853,566)	5,241,052	(3,599,945)	5,199,420
(12,023,092)	44,014,685	(1,553,680)	5,348,388	(3,317,607)	5,719,868

-	-	-	-	-	-
-	-	-	-	-	-
-	(1,842,885)	-	(63,512)	-	(140,703)
-	(1,842,885)	-	(63,512)	-	(140,703)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-
-	-	-	-	-	-
32,306,091	120,962,490	4,593,854	10,765,687	5,395,378	9,318,714
32,306,091	120,962,490	4,593,854	10,765,687	5,395,378	9,318,714
20,282,999	163,134,290	3,040,174	16,050,563	2,077,771	14,897,879

231,007,965	67,873,675	22,130,356	6,079,793	21,307,525	6,409,646
$251,290,964	$231,007,965	$25,170,530	$22,130,356	$23,385,296	$21,307,525

$3,999,787	$3,730,139	$30,375	$56,130	$318,429	$211,146

25

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Aggressive Allocation Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$8.20		$6.15	$9.99		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03		0.09	0.04		0.06
Net realized and unrealized gain (loss) on investments	(0.47)		2.00	(3.88)		0.16
Total income (loss) from investment operations	(0.44)		2.09	(3.84)		0.22
Less distributions to shareholders:
From net investment income	-		(0.02)	-		(0.23)
From net realized gains	-		(0.02)	(0.00	) †	-
Total distributions	-		(0.04)	(0.00	) †	(0.23)
Net asset value, end of period	$7.76		$8.20	$6.15		$9.99
Total Return ^^	(5.37%	) **	34.04%	(38.43%	)	2.15%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$30,970		$33,931	$24,477		$153
Ratio of expenses to average daily net assets: !
Before expense waiver	0.21%	*	0.24%	0.40%		61.22%	*
After expense waiver	0.20%	*#	0.20% #	0.20%	#	0.20%	*#
Net investment income (loss) to average daily net assets	0.73%	*	1.34%	0.46%		1.85%	*
Portfolio turnover rate !!	29%	**	38%	18%		0%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.16		$6.14	$8.98
Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.08	(0.01)
Net realized and unrealized gain (loss) on investments	(0.46)		1.98	(2.83)
Total income (loss) from investment operations	(0.44)		2.06	(2.84)
Less distributions to shareholders:
From net investment income	-		(0.02)	-
From net realized gains	-		(0.02)	(0.00	) †
Total distributions	-		(0.04)	(0.00	) †
Net asset value, end of period	$7.72		$8.16	$6.14
Total Return ^^	(5.39%	) **	33.60%	(31.62%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$16,508		$15,066	$3,953
Ratio of expenses to average daily net assets: !
Before expense waiver	0.46%	*	0.49%	0.63%	*
After expense waiver	0.45%	*#	0.45% #	0.45%	*#
Net investment income (loss) to average daily net assets	0.46%	*	1.11%	(0.27%	) *
Portfolio turnover rate !!	29%	**	38%	18%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

26

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Balanced Allocation Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$9.31		$7.59	$10.08		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.13		0.15	0.21		0.11
Net realized and unrealized gain (loss) on investments	(0.19)		1.63	(2.70)		0.19
Total income (loss) from investment operations	(0.06)		1.78	(2.49)		0.30
Less distributions to shareholders:
From net investment income	-		(0.05)	-		(0.22)
From net realized gains	-		(0.01)	(0.00	) †	-
Total distributions	-		(0.06)	(0.00	) †	(0.22)
Net asset value, end of period	$9.25		$9.31	$7.59		$10.08
Total Return ^^	(0.64%	) **	23.50%	(24.70%	)	2.96%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$118,286		$120,940	$88,583		$154
Ratio of expenses to average daily net assets: !
Before expense waiver	0.13%	*	0.14%	0.20%		61.68%	*
After expense waiver	N/A		N/A	0.20%	##	0.20%	*#
Net investment income (loss) to average daily net assets	2.85%	*	1.83%	2.43%		3.23%	*
Portfolio turnover rate !!	25%	**	42%	21%		0%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.28		$7.59	$9.60
Income (loss) from investment operations:
Net investment income (loss) ***	0.12		0.14	0.02
Net realized and unrealized gain (loss) on investments	(0.19)		1.61	(2.03)
Total income (loss) from investment operations	(0.07)		1.75	(2.01)
Less distributions to shareholders:
From net investment income	-		(0.05)	-
From net realized gains	-		(0.01)	(0.00	) †
Total distributions	-		(0.06)	(0.00	) †
Net asset value, end of period	$9.21		$9.28	$7.59
Total Return ^^	(0.75%	) **	23.09%	(20.94%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$174,545		$161,300	$49,286
Ratio of expenses to average daily net assets: !
Before expense waiver	0.38%	*	0.39%	0.47%	*
After expense waiver	N/A		N/A	0.45%	*#
Net investment income (loss) to average daily net assets	2.58%	*	1.65%	0.87%	*
Portfolio turnover rate !!	25%	**	42%	21%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

27

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Conservative Allocation Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$9.81		$8.15	$10.11		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.17		0.19	0.28		0.13
Net realized and unrealized gain (loss) on investments	(0.12)		1.53	(2.24)		0.18
Total income (loss) from investment operations	0.05		1.72	(1.96)		0.31
Less distributions to shareholders:
From net investment income	-		(0.05)	(0.00	) †	(0.20)
From net realized gains	-		(0.01)	(0.00	) †	-
Total distributions	-		(0.06)	(0.00	) †	(0.20)
Net asset value, end of period	$9.86		$9.81	$8.15		$10.11
Total Return ^^	0.51%	**	21.15%	(19.38%	)	3.09%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$90,119		$83,810	$52,819		$155
Ratio of expenses to average daily net assets: !
Before expense waiver	0.14%	*	0.15%	0.27%		61.88%	*
After expense waiver	N/A		N/A	0.20%	#	0.20%	*#
Net investment income (loss) to average daily net assets	3.38%	*	2.11%	3.06%		3.81%	*
Portfolio turnover rate !!	29%	**	47%	37%		0%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.78		$8.14	$9.79
Income (loss) from investment operations:
Net investment income (loss) ***	0.16		0.18	0.05
Net realized and unrealized gain (loss) on investments	(0.12)		1.52	(1.70)
Total income (loss) from investment operations	0.04		1.70	(1.65)
Less distributions to shareholders:
From net investment income	-		(0.05)	(0.00	) †
From net realized gains	-		(0.01)	(0.00	) †
Total distributions	-		(0.06)	(0.00	) †
Net asset value, end of period	$9.82		$9.78	$8.14
Total Return ^^	0.41%	**	20.91%	(16.85%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$156,442		$143,548	$38,451
Ratio of expenses to average daily net assets: !
Before expense waiver	0.39%	*	0.40%	0.49%	*
After expense waiver	N/A		N/A	0.45%	*#
Net investment income (loss) to average daily net assets	3.14%	*	1.96%	1.62%	*
Portfolio turnover rate !!	29%	**	47%	37%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

28

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Growth Allocation Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$8.59		$6.66	$10.02		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.12	0.10		0.08
Net realized and unrealized gain (loss) on investments	(0.36)		1.85	(3.46)		0.17
Total income (loss) from investment operations	(0.30)		1.97	(3.36)		0.25
Less distributions to shareholders:
From net investment income	-		(0.03)	-		(0.23)
From net realized gains	-		(0.01)	(0.00	) †	-
Total distributions	-		(0.04)	(0.00	) †	(0.23)
Net asset value, end of period	$8.29		$8.59	$6.66		$10.02
Total Return ^^	(3.49%	) **	29.61%	(33.53%	)	2.45%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$460,069		$470,601	$354,595		$154
Ratio of expenses to average daily net assets: !
Before expense waiver	0.12%	*	0.12%	0.13%		61.40%	*
After expense waiver	N/A		N/A	N/A		0.20%	*#
Net investment income (loss) to average daily net assets	1.37%	*	1.57%	1.24%		2.44%	*
Portfolio turnover rate !!	23%	**	40%	14%		0%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.57		$6.66	$9.20
Income (loss) from investment operations:
Net investment income (loss) ***	0.05		0.10	0.01
Net realized and unrealized gain (loss) on investments	(0.36)		1.85	(2.55)
Total income (loss) from investment operations	(0.31)		1.95	(2.54)
Less distributions to shareholders:
From net investment income	-		(0.03)	-
From net realized gains	-		(0.01)	(0.00	) †
Total distributions	-		(0.04)	(0.00	) †
Net asset value, end of period	$8.26		$8.57	$6.66
Total Return ^^	(3.62%	) **	29.29%	(27.61%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$607,631		$559,084	$184,401
Net expenses to average daily net assets !	0.37%	*	0.37%	0.39%	*
Net investment income (loss) to average daily net assets	1.12%	*	1.34%	0.24%	*
Portfolio turnover rate !!	23%	**	40%	14%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

29

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Moderate Allocation Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$9.08		$7.26	$10.04		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.10		0.14	0.18		0.11
Net realized and unrealized gain (loss) on investments	(0.27)		1.74	(2.96)		0.15
Total income (loss) from investment operations	(0.17)		1.88	(2.78)		0.26
Less distributions to shareholders:
From net investment income	-		(0.05)	-		(0.22)
From net realized gains	-		(0.01)	(0.00	) †	-
Total distributions	-		(0.06)	(0.00	) †	(0.22)
Net asset value, end of period	$8.91		$9.08	$7.26		$10.04
Total Return ^^	(1.87%	) **	25.90%	(27.69%	)	2.63%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$332,604		$331,628	$251,682		$154
Ratio of expenses to average daily net assets: !
Before expense waiver	0.12%	*	0.13%	0.14%		61.59%	*
After expense waiver	N/A		N/A	N/A		0.20%	*#
Net investment income (loss) to average daily net assets	2.23%	*	1.77%	2.09%		3.05%	*
Portfolio turnover rate !!	23%	**	39%	18%		0%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.05		$7.26	$9.44
Income (loss) from investment operations:
Net investment income (loss) ***	0.09		0.12	0.02
Net realized and unrealized gain (loss) on investments	(0.27)		1.73	(2.20)
Total income (loss) from investment operations	(0.18)		1.85	(2.18)
Less distributions to shareholders:
From net investment income	-		(0.05)	-
From net realized gains	-		(0.01)	(0.00	) †
Total distributions	-		(0.06)	(0.00	) †
Net asset value, end of period	$8.87		$9.05	$7.26
Total Return ^^	(1.99%	) **	25.48%	(23.09%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$462,420		$403,209	$146,775
Net expenses to average daily net assets !	0.37%	*	0.38%	0.39%	*
Net investment income (loss) to average daily net assets	1.95%	*	1.54%	0.86%	*
Portfolio turnover rate !!	23%	**	39%	18%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

30

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

	Service Class I
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+
Net asset value, beginning of period	$9.56		$7.75	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.01		0.20	0.72
Net realized and unrealized gain (loss) on investments	(0.44)		1.69	(2.97)
Total income (loss) from investment operations	(0.43)		1.89	(2.25)
Less distributions to shareholders:
From net investment income	-		(0.08)	-
Total distributions	-		(0.08)	-
Net asset value, end of period	$9.13		$9.56	$7.75
Total Return ^^	(4.50%	) **	24.52%	(22.50%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$251,291		$231,008	$67,874
Ratio of expenses to average daily net assets: !
Before expense waiver	0.73%	*	0.77%	1.85%	*
After expense waiver	N/A		0.75% #	0.75%	*#
Net investment income (loss) to average daily net assets	0.22%	*	2.31%	25.06%	*
Portfolio turnover rate !!	1%	**	10%	1%	**
*			Annualized.
**			Percentage represents the results for the period and is not annualized.
***			Per share amount calculated on the average shares method.
+			For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#			Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

!			Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!			Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

31

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds Growth Fund

	Service Class I
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+
Net asset value, beginning of period	$8.80		$6.36	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		0.03	0.22
Net realized and unrealized gain (loss) on investments	(0.49)		2.44	(3.86)
Total income (loss) from investment operations	(0.50)		2.47	(3.64)
Less distributions to shareholders:
From net investment income	-		(0.03)	-
Total distributions	-		(0.03)	-
Net asset value, end of period	$8.30		$8.80	$6.36
Total Return ^^	(5.68%	) **	38.86%	(36.40%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$25,171		$22,130	$6,080
Ratio of expenses to average daily net assets: !
Before expense waiver	0.81%	*	0.90%	13.92%	*
After expense waiver	0.70%	*#	0.70% #	0.70%	*#
Net investment income (loss) to average daily net assets	(0.21%	) *	0.39%	9.23%	*
Portfolio turnover rate !!	5%	**	9%	5%	**
*			Annualized.
**			Percentage represents the results for the period and is not annualized.
***			Per share amount calculated on the average shares method.
+			For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#			Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

!			Expenses of the Master Fund are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
!!			Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

32

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds International Fund

	Service Class I
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+
Net asset value, beginning of period	$9.79		$6.92	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.04		0.12	0.51
Net realized and unrealized gain (loss) on investments	(1.36)		2.82	(3.59)
Total income (loss) from investment operations	(1.32)		2.94	(3.08)
Less distribution to shareholders:
From net investment income	-		(0.07)	-
Total distributions	-		(0.07)	-
Net asset value, end of period	$8.47		$9.79	$6.92
Total Return ^^	(13.48%	) **	42.63%	(30.80%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$23,385		$21,308	$6,410
Ratio of expenses to average daily net assets: !
Before expense waiver	0.82%	*	0.91%	13.59%	*
After expense waiver	0.70%	*#	0.70% #	0.70%	*#
Net investment income (loss) to average daily net assets	0.96%	*	1.48%	19.94%	*
Portfolio turnover rate !!	3%	**	12%	7%	**
*			Annualized.
**			Percentage represents the results for the period and is not annualized.
***			Per share amount calculated on the average shares method.
+			For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#			Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

!			Expenses of the Master Fund are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
!!			Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

33

Notes to Financial Statements (Unaudited)

1. The Fund

MML Series Investment Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are eight series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Aggressive Allocation Fund ("Aggressive Allocation Fund"), MML Balanced Allocation Fund ("Balanced Allocation Fund"), MML Conservative Allocation Fund ("Conservative Allocation Fund"), MML Growth Allocation Fund ("Growth Allocation Fund"), MML Moderate Allocation Fund ("Moderate Allocation Fund"), MML American Funds® Core Allocation Fund ("American Funds Core Allocation Fund"), MML American Funds® Growth Fund ("American Funds Growth Fund"), and MML American Funds® International Fund ("American Funds International Fund").

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Aggressive Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund (the "Allocation Funds") invest their investable assets primarily in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The Allocation Funds may also invest in non-affiliated funds. The financial statements of other series of the Trust, the applicable series of the MML Series Investment Fund II, Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority owned, indirect subsidiary of MassMutual, and non-affiliated funds are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder's interest is limited to the series of the Trust, MML Series Investment Fund II, Oppenheimer Funds, or any non-affiliated funds in which the shares are invested.

The American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company. American Funds Growth Fund and American Funds International Fund (each a "Feeder Fund," collectively the "Feeder Funds") invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a "Master Fund," collectively the "Master Funds"). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds' financial statements. As of June 30, 2010, the American Funds Growth Fund and American Funds International Fund owned 0.11% and 0.28% of the Growth and International Master Funds, respectively.

Each Fund, other than the American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund, offers the following two classes of shares: Initial Class and Service Class shares. The American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund offer one class of shares: Service Class I shares. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and

34

Notes to Financial Statements (Unaudited) (Continued)

administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor,

35

Notes to Financial Statements (Unaudited) (Continued)

in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 - quoted prices (unadjusted) in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

All Funds had all investments at Level 1, as of June 30, 2010. For each Fund, the level of classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement

36

Notes to Financial Statements (Unaudited) (Continued)

date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund, except American Funds Growth Fund and American Funds International Fund, may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

37

Notes to Financial Statements (Unaudited) (Continued)

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Aggressive Allocation Fund	0.10%	Moderate Allocation Fund	0.10%
Balanced Allocation Fund	0.10%	American Funds Core Allocation Fund	0.20%
Conservative Allocation Fund	0.10%	American Funds Growth Fund	0.15%
Growth Allocation Fund	0.10%	American Funds International Fund	0.15%

Administration Fees

For the American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
American Funds Core Allocation Fund	0.25%
American Funds Growth Fund	0.25%
American Funds International Fund	0.25%

Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, Master Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Aggressive Allocation Fund*		Growth Allocation Fund**
Initial Class	0.20%	Initial Class	0.20%
Service Class	0.45%	Service Class	0.45%
Balanced Allocation Fund**		Moderate Allocation Fund**
Initial Class	0.20%	Initial Class	0.20%
Service Class	0.45%	Service Class	0.45%
Conservative Allocation Fund**		American Funds Core Allocation Fund*	0.75%
Initial Class	0.20%	American Funds Growth Fund*	0.70%
Service Class	0.45%	American Funds International Fund*	0.70%

Expense caps and waiver amounts are reflected as a reduction on the Statement of Operations.

38

Notes to Financial Statements (Unaudited) (Continued)

#    Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*    Expense cap in effect through May 1, 2011.
**  Expense cap in effect through May 2, 2010.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the period ended June 30, 2010, no material amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Aggressive Allocation Fund	$-	$15,926,524	$-	$14,551,891
Balanced Allocation Fund	-	91,311,745	-	74,004,775
Conservative Allocation Fund	-	92,104,863	-	69,194,930
Growth Allocation Fund	-	334,990,250	-	246,488,200
Moderate Allocation Fund	-	266,369,998	-	179,083,434
American Funds Core Allocation Fund	-	35,111,048	-	2,502,339
American Funds Growth Fund	-	5,725,636	-	1,160,827
American Funds International Fund	-	6,079,112	-	581,468

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Aggressive Allocation Fund Initial Class
Sold	303,186	$2,537,239	507,428	$3,537,373
Issued as reinvestment of dividends	-	-	22,177	167,438
Redeemed	(452,159)	(3,810,884)	(368,978)	(2,680,362)
Net increase (decrease)	(148,973)	$(1,273,645)	160,627	$1,024,449
Aggressive Allocation Fund Service Class
Sold	477,979	$4,001,001	1,308,234	$8,168,607
Issued as reinvestment of dividends	-	-	8,304	62,527
Redeemed	(185,124)	(1,528,205)	(114,862)	(726,493)
Net increase (decrease)	292,855	$2,472,796	1,201,676	$7,504,641
Balanced Allocation Fund Initial Class
Sold	1,307,522	$12,312,818	2,755,854	$22,826,549
Issued as reinvestment of dividends	-	-	85,015	746,431
Redeemed	(1,508,243)	(14,333,537)	(1,520,617)	(12,518,384)
Net increase (decrease)	(200,721)	$(2,020,719)	1,320,252	$11,054,596

39

Notes to Financial Statements (Unaudited) (Continued)

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Balanced Allocation Fund Service Class
Sold	2,597,515	$24,680,796	11,491,581	$91,151,113
Issued as reinvestment of dividends	-	-	102,067	894,111
Redeemed	(1,022,455)	(9,722,614)	(713,174)	(6,081,075)
Net increase (decrease)	1,575,060	$14,958,182	10,880,474	$85,964,149
Conservative Allocation Fund Initial Class
Sold	1,859,722	$18,667,183	4,068,117	$34,653,159
Issued as reinvestment of dividends	-	-	53,869	500,983
Redeemed	(1,259,679)	(12,658,949)	(2,065,952)	(18,561,274)
Net increase (decrease)	600,043	$6,008,234	2,056,034	$16,592,868
Conservative Allocation Fund Service Class
Sold	2,840,348	$28,456,337	11,176,989	$97,578,744
Issued as reinvestment of dividends	-	-	71,937	667,577
Redeemed	(1,577,036)	(15,821,536)	(1,298,330)	(11,793,601)
Net increase (decrease)	1,263,312	$12,634,801	9,950,596	$86,452,720
Growth Allocation Fund Initial Class
Sold	2,772,109	$24,595,371	5,369,261	$39,792,900
Issued as reinvestment of dividends	-	-	265,170	2,118,708
Redeemed	(2,029,994)	(17,774,175)	(4,134,189)	(30,237,091)
Net increase (decrease)	742,115	$6,821,196	1,500,242	$11,674,517
Growth Allocation Fund Service Class
Sold	9,498,370	$83,896,424	39,214,962	$272,922,097
Issued as reinvestment of dividends	-	-	281,735	2,248,248
Redeemed	(1,137,028)	(9,896,673)	(1,967,542)	(15,569,277)
Net increase (decrease)	8,361,342	$73,999,751	37,529,155	$259,601,068
Moderate Allocation Fund Initial Class
Sold	2,973,956	$27,596,367	4,921,477	$38,992,944
Issued as reinvestment of dividends	-	-	240,258	2,044,599
Redeemed	(2,159,566)	(19,983,894)	(3,292,868)	(26,022,315)
Net increase (decrease)	814,390	$7,612,473	1,868,867	$15,015,228
Moderate Allocation Fund Service Class
Sold	8,099,851	$75,181,870	26,769,575	$202,976,229
Issued as reinvestment of dividends	-	-	265,502	2,254,116
Redeemed	(507,928)	(4,671,536)	(2,710,904)	(22,964,291)
Net increase (decrease)	7,591,923	$70,510,334	24,324,173	$182,266,054
American Funds Core Allocation Fund Service Class I
Sold	3,894,298	$37,435,990	16,641,191	$131,873,715
Issued as reinvestment of dividends	-	-	206,139	1,842,885
Redeemed	(527,235)	(5,129,899)	(1,446,034)	(12,754,110)
Net increase (decrease)	3,367,063	$32,306,091	15,401,296	$120,962,490
American Funds Growth Fund Service Class I
Sold	705,393	$6,287,527	1,822,448	$12,797,555
Issued as reinvestment of dividends	-	-	7,949	63,512
Redeemed	(187,623)	(1,693,673)	(270,438)	(2,095,380)
Net increase (decrease)	517,770	$4,593,854	1,559,959	$10,765,687

40

Notes to Financial Statements (Unaudited) (Continued)

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
American Funds International Fund Service Class I
Sold	734,423	$6,802,499	1,483,639	$11,380,441
Issued as reinvestment of dividends	-	-	15,721	140,703
Redeemed	(149,576)	(1,407,121)	(248,657)	(2,202,430)
Net increase (decrease)	584,847	$5,395,378	1,250,703	$9,318,714

6. Federal Income Tax Information

At June 30, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aggressive Allocation Fund	$45,946,221	$2,536,969	$(966,722)	$1,570,247
Balanced Allocation Fund	273,793,466	20,783,055	(1,560,676)	19,222,379
Conservative Allocation Fund	235,767,986	12,667,698	(1,713,341)	10,954,357
Growth Allocation Fund	998,344,569	79,444,160	(9,460,646)	69,983,514
Moderate Allocation Fund	744,762,248	57,437,000	(6,711,279)	50,725,721
American Funds Core Allocation Fund	226,753,784	24,824,997	-	24,824,997
American Funds Growth Fund	21,938,160	3,272,355	-	3,272,355
American Funds International Fund	21,786,943	1,636,081	-	1,636,081

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

Expiring 2017
Aggressive Allocation Fund	$4,266,778
Balanced Allocation Fund	9,765,052
Conservative Allocation Fund	390,407
Growth Allocation Fund	66,259,182
Moderate Allocation Fund	31,640,946

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

41

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Aggressive Allocation Fund	$118,245	$111,721	$-
Balanced Allocation Fund	1,435,833	204,708	-
Conservative Allocation Fund	1,052,280	116,280	-
Growth Allocation Fund	3,236,265	1,130,691	-
Moderate Allocation Fund	3,695,558	603,158	-
American Funds Core Allocation Fund	1,842,885	-	-
American Funds Growth Fund	63,512	-	-
American Funds International Fund	140,703	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Aggressive Allocation Fund	$569,846	$(4,266,778)	$(2,302)	$4,590,092
Balanced Allocation Fund	4,173,155	(9,765,052)	(10,765)	30,557,613
Conservative Allocation Fund	3,697,732	(390,407)	(7,618)	21,554,627
Growth Allocation Fund	12,471,712	(66,259,182)	(41,524)	138,400,896
Moderate Allocation Fund	10,910,649	(31,640,946)	(29,679)	87,759,112
American Funds Core Allocation Fund	5,366,087	406,582	(6,874)	37,008,000
American Funds Growth Fund	94,242	111,493	(614)	4,965,482
American Funds International Fund	306,728	266,103	(614)	5,110,260

The Funds did not have any unrecognized tax benefits at June 30, 2010, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

42

Notes to Financial Statements (Unaudited) (Continued)

7. Investment in Affiliated Issuers

A summary of the Funds' transactions in the securities of affiliated issuers during the period ended June 30, 2010, was as follows:

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	364,545	304,214	22,589	646,170	$5,737,989	$-	$-	$(15,470)
MML Concentrated Growth Fund, Class I	322,662	36,693	123,040	236,315	1,361,172	-	-	(379,972)
MML Equity Fund, Initial Class	219,709	34,479	16,119	238,069	3,806,643	-	-	(63,776)
MML Equity Income Fund, Initial Class	523,006	302,529	36,822	788,713	6,199,284	-	-	(61,297)
MML Foreign Fund, Initial Class	160,993	105,873	14,704	252,162	1,939,124	-	-	18,905
MML Global Fund, Class I	262,400	37,972	23,409	276,963	1,891,659	-	-	36,720
MML High Yield Fund, Class II	-	39,265	-	39,265	379,296	-	-	-
MML Income & Growth Fund, Initial Class	751,028	19,763	517,565	253,226	1,851,085	-	-	701,772
MML Inflation-Protected and Income Fund, Initial Class	93,347	8,735	47,331	54,751	589,665	6,905	-	33,186
MML Large Cap Growth Fund, Initial Class	-	326,053	-	326,053	2,634,506	-	-	-
MML Managed Bond Fund, Initial Class	192,054	54,579	108,633	138,000	1,792,064	28,143	13,672	70,199
MML Mid Cap Growth Fund, Initial Class	360,350	38,310	30,640	368,020	3,496,194	-	-	4,712
MML Mid Cap Value Fund, Initial Class	341,400	35,933	28,639	348,694	3,047,583	-	-	13,293
MML Short-Duration Bond Fund, Class II	-	122,618	1,560	121,058	1,225,108	-	-	126
MML Small Cap Equity Fund, Initial Class	192,747	9,417	144,439	57,725	430,866	-	-	364,971
MML Small Cap Growth Equity Fund, Initial Class	169,888	14,071	54,486	129,473	1,811,311	-	-	34,840
MML Small Company Value Fund, Class II	184,956	15,436	38,957	161,435	2,431,214	-	-	190,895
Oppenheimer Capital Appreciation Fund, Non-Service Shares	82,052	17,373	65,778	33,647	1,095,555	5,214	-	544,967
Oppenheimer Global Securities Fund, Non-Service Shares	55,388	7,034	4,948	57,474	1,386,276	21,106	-	40,436
Oppenheimer International Growth Fund, Non-Service Shares	2,031,270	343,714	176,430	2,198,554	3,297,830	41,942	-	2,768
Oppenheimer Strategic Bond Fund, Non-Service Shares	276,105	41,490	99,974	217,621	1,112,044	128,403	-	(22,551)
					$47,516,468	$231,713	$13,672	$1,514,724
Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,209,335	895,866	35,900	2,069,301	$18,375,393	$-	$-	$129,736
MML Concentrated Growth Fund, Class I	936,488	82,436	270,360	748,564	4,311,730	-	-	132,191
MML Equity Fund, Initial Class	797,742	91,831	26,076	863,497	13,807,015	-	-	110,313
MML Equity Income Fund, Initial Class	2,025,761	880,676	66,232	2,840,205	22,324,014	-	-	62,913
MML Foreign Fund, Initial Class	311,525	439,980	12,157	739,348	5,685,588	-	-	17,805
MML Global Fund, Class I	761,738	94,173	31,207	824,704	5,632,728	-	-	52,278
MML High Yield Fund, Class II	-	769,224	-	769,224	7,430,703	-	-	-
MML Income & Growth Fund, Initial Class	2,544,618	41,801	1,717,497	868,922	6,351,818	-	-	2,710,640
MML Inflation-Protected and Income Fund, Initial Class	2,166,049	142,961	309,600	1,999,410	21,533,648	158,202	-	445,077
MML Large Cap Growth Fund, Initial Class	-	960,003	-	960,003	7,756,824	-	-	-
MML Managed Bond Fund, Initial Class	6,671,754	944,769	2,178,105	5,438,418	70,623,078	885,803	430,322	1,677,131
MML Mid Cap Growth Fund, Initial Class	897,696	73,159	35,154	935,701	8,889,162	-	-	(1,854)
MML Mid Cap Value Fund, Initial Class	991,321	79,850	38,470	1,032,701	9,025,810	-	-	9,766
MML Money Market Fund, Initial Class	50,667	-	-	50,667	50,636	-	-	-
MML Short-Duration Bond Fund, Class II	-	2,541,517	9,325	2,532,192	25,625,785	-	-	263
MML Small Cap Equity Fund, Initial Class	1,121,137	36,640	782,944	374,833	2,797,780	-	-	1,917,926
MML Small Cap Growth Equity Fund, Initial Class	395,255	24,479	53,510	366,224	5,123,444	-	-	230,158
MML Small Company Value Fund, Class II	538,107	32,905	162,999	408,013	6,144,671	-	-	845,194

43

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Balanced Allocation Fund (Continued)
Oppenheimer Capital Appreciation Fund, Non-Service Shares	238,296	85,236	122,870	200,662	$6,533,571	$15,382	$-	$1,237,442
Oppenheimer Global Securities Fund, Non-Service Shares	321,620	34,620	12,677	343,563	8,286,742	124,415	-	81,011
Oppenheimer International Growth Fund, Non-Service Shares	5,055,280	839,463	194,915	5,699,828	8,549,742	105,991	-	114,024
Oppenheimer Strategic Bond Fund, Non-Service Shares	6,406,610	905,425	1,802,062	5,509,973	28,155,963	3,029,518	-	(227,838)
					$293,015,845	$4,319,311	$430,322	$9,544,176
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	731,733	697,862	31,255	1,398,340	$12,417,257	$-	$-	$118,876
MML Concentrated Growth Fund, Class I	755,187	120,178	355,000	520,365	2,997,300	-	-	390,399
MML Equity Fund, Initial Class	515,200	99,010	25,380	588,830	9,415,181	-	-	123,628
MML Equity Income Fund, Initial Class	1,363,103	790,611	68,348	2,085,366	16,390,973	-	-	158,726
MML Foreign Fund, Initial Class	251,327	381,890	16,697	616,520	4,741,036	-	-	21,835
MML Global Fund, Class I	614,680	124,692	38,919	700,453	4,784,096	-	-	63,392
MML High Yield Fund, Class II	-	770,296	-	770,296	7,441,058	-	-	-
MML Income & Growth Fund, Initial Class	1,760,353	79,925	1,471,834	368,444	2,693,327	-	-	2,198,969
MML Inflation-Protected and Income Fund, Initial Class	2,183,672	240,391	341,515	2,082,548	22,429,045	160,274	-	414,233
MML Large Cap Growth Fund, Initial Class	-	670,537	-	670,537	5,417,941	-	-	-
MML Managed Bond Fund, Initial Class	6,277,928	1,400,053	2,116,817	5,561,164	72,217,053	838,110	407,153	1,778,891
MML Mid Cap Growth Fund, Initial Class	483,092	68,999	32,318	519,773	4,937,848	-	-	128,218
MML Mid Cap Value Fund, Initial Class	800,250	112,908	52,865	860,293	7,518,959	-	-	61,387
MML Money Market Fund, Initial Class	67,136	-	-	67,136	67,094	-	-	-
MML Short-Duration Bond Fund, Class II	-	2,321,434	27,366	2,294,068	23,215,967	-	-	1,566
MML Small Cap Equity Fund, Initial Class	603,478	40,206	336,828	306,856	2,290,395	-	-	1,204,131
MML Small Cap Growth Equity Fund, Initial Class	319,099	27,352	197,393	149,058	2,085,314	-	-	879,632
MML Small Company Value Fund, Class II	289,773	33,594	41,509	281,858	4,244,783	-	-	185,543
Oppenheimer Capital Appreciation Fund, Non-Service Shares	128,193	73,196	92,288	109,101	3,552,314	8,363	-	598,319
Oppenheimer Global Securities Fund, Non-Service Shares	173,029	29,721	10,965	191,785	4,625,862	67,440	-	89,488
Oppenheimer International Growth Fund, Non-Service Shares	2,719,930	813,717	161,098	3,372,549	5,058,823	57,457	-	88,139
Oppenheimer Strategic Bond Fund, Non-Service Shares	6,456,684	1,165,803	2,107,670	5,514,817	28,180,717	3,056,732	-	620,380
					$246,722,343	$4,188,376	$407,153	$9,125,752
Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	6,587,287	5,012,955	12,075	11,588,167	$102,902,926	$-	$-	$19,529
MML Concentrated Growth Fund, Class I	5,101,520	495,879	950,124	4,647,275	26,768,306	-	-	(2,082,225)
MML Equity Fund, Initial Class	4,053,802	431,291	16,387	4,468,706	71,453,049	-	-	(38,255)
MML Equity Income Fund, Initial Class	9,803,903	4,536,066	33,007	14,306,962	112,452,720	-	-	(32,079)
MML Foreign Fund, Initial Class	2,262,522	1,892,478	17,616	4,137,384	31,816,483	-	-	9,359
MML Global Fund, Class I	4,149,203	446,621	35,612	4,560,212	31,146,247	-	-	40,106
MML High Yield Fund, Class II	-	2,003,760	-	2,003,760	19,356,321	-	-	-
MML Income & Growth Fund, Initial Class	13,197,032	244,314	8,376,641	5,064,705	37,022,991	-	-	11,964,225
MML Inflation-Protected and Income Fund, Initial Class	3,934,339	324,105	631,567	3,626,877	39,061,464	298,174	-	973,134
MML Large Cap Growth Fund, Initial Class	-	5,843,112	-	5,843,112	47,212,349	-	-	-
MML Managed Bond Fund, Initial Class	12,907,605	2,080,450	5,055,364	9,932,691	128,985,530	1,797,828	873,383	3,735,412

44

Notes to Financial Statements (Unaudited) (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Growth Allocation Fund (Continued)
MML Mid Cap Growth Fund, Initial Class	5,429,783	432,874	42,922	5,819,735	$55,287,479	$-	$-	$1,426
MML Mid Cap Value Fund, Initial Class	5,999,531	472,683	46,880	6,425,334	56,157,417	-	-	13,306
MML Money Market Fund, Initial Class	158,820	-	-	158,820	158,722	-	-	-
MML Short-Duration Bond Fund, Class II	-	6,343,867	28,567	6,315,300	63,910,838	-	-	1,281
MML Small Cap Equity Fund, Initial Class	4,067,372	134,207	2,697,286	1,504,293	11,228,154	-	-	7,234,843
MML Small Cap Growth Equity Fund, Initial Class	2,868,054	214,484	915,401	2,167,137	30,318,077	-	-	1,509,774
MML Small Company Value Fund, Class II	3,253,184	243,873	560,139	2,936,918	44,229,984	-	-	3,076,530
Oppenheimer Capital Appreciation Fund, Non-Service Shares	1,441,894	373,913	865,888	949,919	30,929,353	93,850	-	8,149,325
Oppenheimer Global Securities Fund, Non-Service Shares	1,167,811	115,072	10,037	1,272,846	30,701,042	455,711	-	86,121
Oppenheimer International Growth Fund, Non-Service Shares	36,709,196	4,461,136	255,705	40,914,627	61,371,941	776,495	-	66,936
Oppenheimer Strategic Bond Fund, Non-Service Shares	9,698,680	1,279,158	3,960,873	7,016,965	35,856,690	4,668,930	-	975,761
					$1,068,328,083	$8,090,988	$873,383	$35,704,509
Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	3,928,425	3,100,246	10,383	7,018,288	$62,322,393	$-	$-	$32,464
MML Concentrated Growth Fund, Class I	3,650,862	416,912	987,229	3,080,545	17,743,939	-	-	(1,625,185)
MML Equity Fund, Initial Class	2,486,549	335,519	7,060	2,815,008	45,010,993	-	-	(17,110)
MML Equity Income Fund, Initial Class	6,138,315	2,913,172	16,810	9,034,677	71,012,560	-	-	(17,873)
MML Foreign Fund, Initial Class	1,619,241	1,482,441	5,291	3,096,391	23,811,245	-	-	7,295
MML Global Fund, Class I	1,979,604	327,642	9,376	2,297,870	15,694,455	-	-	12,633
MML High Yield Fund, Class II	-	1,900,745	-	1,900,745	18,361,199	-	-	-
MML Income & Growth Fund, Initial Class	6,610,952	136,835	4,108,170	2,639,617	19,295,600	-	-	6,633,981
MML Inflation-Protected and Income Fund, Initial Class	4,224,035	392,512	551,278	4,065,269	43,782,952	321,080	-	912,713
MML Large Cap Growth Fund, Initial Class	-	3,358,112	-	3,358,112	27,133,545	-	-	-
MML Managed Bond Fund, Initial Class	14,449,442	2,531,314	4,709,173	12,271,583	159,358,282	1,991,816	967,622	3,633,863
MML Mid Cap Growth Fund, Initial Class	3,109,018	318,602	14,127	3,413,493	32,428,184	-	-	(6,527)
MML Mid Cap Value Fund, Initial Class	2,575,847	261,046	11,501	2,825,392	24,693,928	-	-	3,358
MML Money Market Fund, Initial Class	137,355	-	-	137,355	137,270	-	-	-
MML Short-Duration Bond Fund, Class II	-	6,018,616	10,884	6,007,732	60,798,249	-	-	597
MML Small Cap Equity Fund, Initial Class	2,911,569	127,329	2,018,069	1,020,829	7,619,543	-	-	4,253,429
MML Small Cap Growth Equity Fund, Initial Class	1,539,832	135,687	641,223	1,034,296	14,469,715	-	-	1,840,344
MML Small Company Value Fund, Class II	1,862,799	163,732	398,860	1,627,671	24,512,718	-	-	2,194,281
Oppenheimer Capital Appreciation Fund, Non-Service Shares	825,521	267,665	517,083	576,103	18,757,909	54,085	-	4,864,439
Oppenheimer Global Securities Fund, Non-Service Shares	835,722	105,028	2,764	937,986	22,624,211	328,467	-	19,573
Oppenheimer International Growth Fund, Non-Service Shares	17,512,056	3,633,026	54,273	21,090,809	31,636,214	373,183	-	25,127
Oppenheimer Strategic Bond Fund, Non-Service Shares	12,496,195	1,885,856	3,759,181	10,622,870	54,282,865	6,060,590	-	(919,909)
					$795,487,969	$9,129,221	$967,622	$21,847,493

45

Notes to Financial Statements (Unaudited) (Continued)

8. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, "Improving Disclosures About Fair Value Measurements" ("ASU"). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds' financial statement disclosures.

46

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser uses to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees' Approval of Investment Advisory Contracts

At their meetings in April and May 2010, the Contract Committee (the "Committee") and the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust or MassMutual (the "Independent Trustees"), re-approved the existing advisory agreements (collectively, the "Contracts") for each of the Aggressive Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund, American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund. In preparation for the meetings, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Contracts (the "Meeting Materials"). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the "Third-Party Report") with respect to each Fund prepared by an independent third-party vendor (the "Third-Party"). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual's ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund's advisory fee and total net expense ratio against peer funds; and (ii) the Fund's relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee's review, MassMutual provided commentary and analysis regarding each Fund's performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year, detailed information regarding MassMutual's ability to provide investment oversight and administrative and shareholder services to the Funds. Throughout the discussion, MassMutual responded to Committee members' questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund.

47

Other Information (Unaudited) (Continued)

The Committee noted that, in the case of the Aggressive Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund, American Funds Growth Fund, and American Funds International Fund, expense information showed the Funds to be in the first or second quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their peer categories for the one-year period ended December 31, 2009. The Committee reviewed this information with MassMutual, and determined that further inquiry was not required at this time.

The Committee considered that the American Funds Core Allocation Fund's expense ratio was relatively high compared to its peers, but that it had experienced recent favorable performance compared to its peers. Management noted that, although the Fund's expense ratio appeared relatively high compared to its peers, many funds in the peer group do not compute an all-in expense number, and that the Fund's all-in expense ratio of 75 basis points is highly favorable.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual's advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for the Funds and each individual Fund, which included a sensitivity analysis of the expected level of profitability assuming increased Fund assets at specified levels. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called "fallout benefits" to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual's oversight of each Fund; (ii) MassMutual's levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund's total net expenses are fair and reasonable; (iii) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (iv) the terms of the Contract were fair and reasonable with respect to each Fund and were in the best interest of each Fund's shareholders.

48

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2010:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.20%	$946.30	$0.97	$1,023.80	$1.00
Service Class	1,000	0.45%	946.10	2.17	1,022.60	2.26
Balanced Allocation Fund
Initial Class	1,000	0.13%	993.60	0.64	1,024.10	0.65
Service Class	1,000	0.38%	992.50	1.88	1,022.90	1.91
Conservative Allocation Fund
Initial Class	1,000	0.14%	1,005.10	0.70	1,024.10	0.70
Service Class	1,000	0.39%	1,004.10	1.94	1,022.90	1.96
Growth Allocation Fund
Initial Class	1,000	0.12%	965.10	0.58	1,024.20	0.60
Service Class	1,000	0.37%	963.80	1.80	1,023.00	1.86
Moderate Allocation Fund
Initial Class	1,000	0.12%	981.30	0.59	1,024.20	0.60
Service Class	1,000	0.37%	980.10	1.82	1,023.00	1.86
American Funds Core Allocation Fund
Service Class I	1,000	0.73%	955.00	3.54	1,021.20	3.66

49

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
American Funds Growth Fund **
Service Class I	$1,000	1.05%	$943.20	$5.06	$1,019.60	$5.26
American Funds International Fund**
Service Class I	1,000	1.24%	865.20	5.73	1,018.60	6.21

*

Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

50

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540b 610

CRN201108-137707

MML Series Investment Fund
Semiannual Report

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2010

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

President's Letter to Shareholders	1
Portfolio Summaries	3
Portfolio of Investments
MML Asset Allocation Fund	11
MML Concentrated Growth Fund	16
MML Equity Income Fund	17
MML Foreign Fund	19
MML Global Fund	21
MML Growth & Income Fund	23
MML Income & Growth Fund	25
MML Large Cap Growth Fund	29
MML Mid Cap Growth Fund	31
MML Mid Cap Value Fund	34
MML Small Cap Index Fund	36
MML Small Company Value Fund	44
MML Small/Mid Cap Value Fund	47
Statements of Assets and Liabilities	50
Statements of Operations	58
Statements of Changes in Net Assets	62
Financial Highlights	70
Notes to Financial Statements	85
Other Information
Proxy Voting	113
Quarterly Reporting	113
Trustees' Approval of Investment Advisory Contracts	113
Fund Expenses	117

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund – President's Letter to Shareholders

 To Our Shareholders

Richard J. Byrne

"Uncertainty about the near-term prospects of the financial markets and economies worldwide has driven increased market volatility in the recent environment, and investors still remember the damage done by the recent financial crisis. We believe investors are wise to be wary, but should put the current environment into perspective and avoid overreaction. In our view, investors are still best served by reviewing their strategy and maintaining an investment plan focused on their own time horizon, risk tolerance and anticipated long-term needs."

June 30, 2010

Welcome to the MML Series Investment Fund Semiannual Report covering the six months ended June 30, 2010. Domestic and foreign stocks, which had advanced steadily with only minor setbacks since March 2009, began to weaken in April 2010. The market environment in May and June proved especially challenging and resulted in equity losses across the board at mid-year. Investors' confidence in stocks fell due to deepening fears over the European debt crisis and growing concerns about a possible double-dip recession in the United States. Economic data released during the second quarter reflected a still-expanding, but fragile, U.S. economy. For example, in June, the third and final estimate of gross domestic product (GDP) growth for the first quarter was revised downward to 2.7% from 3.0%.

Key events that defined the period

In the United States, health care reform dominated the headlines early in the year. On March 23, 2010, President Obama signed the Patient Protection and Affordable Care Act (PPACA) into law. The law's passage did not have a pronounced effect on the markets in the near term; however, the likely downstream impact on the U.S. budget and interest rates will continue to be a point of focus for market watchers in the future.

In the international arena, the drama that unfolded in the Greek economy and concerns about other struggling European countries drove increased volatility in equity and bond markets in Europe and other regions. The situation accelerated during the last week of April, when Standard & Poor's downgraded Greece's debt to below-investment-grade or "junk" status. This news helped push the price of Greek bonds down and drove their yields higher. European finance ministers eventually came up with a bailout plan, but not before European stocks suffered and investors pushed down the value of the euro versus the dollar. U.S. markets also suffered intermittently from the uncertainties of the situation in Greece in the first quarter of the year. These international problems continued to affect both U.S. and foreign markets throughout the second quarter.

The developments in Europe, coupled with investor concerns over the U.S. economic recovery, resulted in losses for all major domestic stock indexes for the six-month period ended June 30, 2010. The Dow Jones Industrial AverageSM (the "Dow"), a benchmark of blue-chip domestic stock performance, fell 6.27%, and the S&P 500® Index (the S&P 500), a barometer of large-cap stock performance, lost 6.65%. The small-cap benchmark Russell 2000® Index lost 1.95%, making it the strongest performer among U.S. broad-market stock indexes. The technology-laden NASDAQ Composite® Index lost 7.05% for the six-month period, nearly in line with the declines of the Dow and the S&P 500. The MSCI® EAFE® Index, an indicator of foreign developed-market stocks, turned in a double-digit loss of 13.23%. The only bright spot came from the fixed-income arena, where the Barclays Capital U.S. Aggregate Bond Index advanced 5.33%.*

The six months in review

Solid earnings reports from many companies and high consumer confidence figures characterized the economic environment as 2010 began, which helped the market continue its general pattern of advancement early in the year. The European debt situation, news from China about steps the country intended to take to rein in growth (to fend off potential inflation), and the specter of potential U.S.

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund – President's Letter to Shareholders (Continued)

government regulation of banks combined to reverse the market's gains in the second half of January and into early February. Strong economic readings from the U.S. and Asia, additional positive earnings announcements, and the burgeoning efforts of the European Union to find a sustainable solution to Greece's debt crisis seemed encouraging to investors and helped drive major stock indexes into positive territory for the year-to-date period by the end of March. During April, U.S. equity market performance built upon gains from the first quarter, but experienced periods of volatility driven mainly by events overseas. In this environment, foreign markets posted generally weaker results. May turned out to be quite volatile for U.S. and foreign stocks, driven primarily by events overseas and culminating on May 6, when the Dow dropped almost 1,000 points in intraday trading in what was termed a "flash crash." June brought the major market indexes their biggest drop since the fourth quarter of 2008, due to concerns about a return to recession in the U.S., slower growth globally, the ongoing sovereign debt crisis in Europe, and weakness in China due to lower expected growth. In late June, the Federal Reserve reaffirmed that short-term interest rates would remain near zero for "an extended period," and concerns about global economic growth and the volatile market environment caused investors to flock to the safety of U.S. Treasury securities, driving their prices up and yields down.

As the first six months of 2010 drew to a close, investors reflected on the changing economic environment and looked for clues about what the future may have in store. One of the most vexing economic issues remains the high unemployment rate in the U.S. Although 400,000 U.S. Census workers added jobs to May's non-farm payrolls, the overall unemployment rate remained high, closing out June at 9.7%. In housing, residential real estate weakened significantly after the April 30 expiration of the $8,000 tax credit for first-time home buyers – declining to a seasonally adjusted rate of 300,000, the slowest pace since the Commerce Department began keeping records in 1963.

Keeping it in perspective

Uncertainty about the near-term prospects of the financial markets and economies worldwide has driven increased market volatility in the recent environment, and investors still remember the damage done by the recent financial crisis. We believe investors are wise to be wary, but should put the current environment into perspective and avoid overreaction. In our view, investors are still best served by reviewing their strategy and maintaining an investment plan focused on their own time horizon, risk tolerance and anticipated long-term needs. This may be an ideal time to consult your financial professional to assess your plan and help ensure you are on track to reach your financial goals. Building broad diversification into your plan may help you navigate a wide variety of investment climates and has historically helped investors pursue their long-term financial objectives.

Thank you for your ongoing confidence in MassMutual. Our goal is to help you prepare for a stronger financial future – throughout all market conditions.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Portfolio Summaries

What is the investment objective of MML Asset Allocation Fund, and who is the Fund's subadviser?
The Fund seeks to provide high total return consistent with preservation of capital over the long-term by investing its assets in both equity and fixed income securities. The Fund's subadviser has full discretion to determine the asset allocation between equity and fixed income securities and may allocate up to 80% of the Fund's assets to equities and up to 60% to fixed income. In selecting investments for the Fund, the subadviser generally gives greater consideration to potential appreciation and future dividends than to current income. The Fund's subadviser is Capital Guardian Trust Company (Capital Guardian).

MML Asset Allocation Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
U.S. Treasury Note 2.750% 2/15/19	3.5%
U.S. Treasury Note 3.125% 5/15/19	3.3%
Philip Morris International, Inc.	3.0%
Target Corp.	2.0%
Federal National Mortgage Association 2.750% 3/13/14	1.8%
U.S. Treasury Bond 4.625% 2/15/40	1.6%
American Tower Corp. Class A	1.4%
Federal National Mortgage Association Pool #891436 6.000% 3/01/36	1.4%
The Allstate Corp.	1.3%
Federal Home Loan Mortgage Corp. 1.500% 1/07/11	1.3%
20.6%

MML Asset Allocation Fund Asset Allocation (% of Net Assets) on 6/30/10 (Unaudited)
Equities	60.5%
Bonds & Notes	37.1%
Total Long-Term Investments	97.6%
Total Short-Term Investments and Other Assets and Liabilities	2.4%
Net Assets	100.0%

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Concentrated Growth Fund, and who is the Fund's subadviser?
The Fund seeks long-term growth of capital by investing primarily in common stocks of companies that the Fund's subadviser believes offer above-average growth potential and trade at a significant discount to the subadviser's assessment of their intrinsic value. Any income realized will be incidental to the Fund's objective. The Fund's subadviser is Legg Mason Capital Management, Inc. (Legg Mason).

MML Concentrated Growth Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
PepsiCo, Inc.	5.2%
The Procter & Gamble Co.	5.0%
Genzyme Corp.	4.7%
EMC Corp.	4.6%
American Express Co.	4.6%
Johnson & Johnson	4.5%
Qualcomm, Inc.	4.4%
Cisco Systems, Inc.	4.1%
Apple, Inc.	4.1%
Medtronic, Inc.	3.9%
45.1%

MML Concentrated Growth Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Consumer, Non-cyclical	37.8%
Technology	18.3%
Communications	15.7%
Industrial	8.1%
Financial	7.0%
Consumer, Cyclical	6.8%
Energy	4.1%
Basic Materials	1.8%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

What is the investment objective of MML Equity Income Fund, and who is the Fund's subadviser?
The Fund seeks dividend income and long-term capital growth by investing primarily in the common stocks of established companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Fund's subadviser currently considers well-established companies to mean companies that it considers to be seasoned companies with relatively long operating histories. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MML Equity Income Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
T. Rowe Price Reserve Investment Fund	3.2%
JP Morgan Chase & Co.	3.0%
Chevron Corp.	2.4%
General Electric Co.	2.4%
American Express Co.	2.2%
Bank of America Corp.	2.2%
Exxon Mobil Corp.	2.1%
AT&T, Inc.	1.9%
Wells Fargo & Co.	1.9%
3M Co.	1.8%
23.1%

MML Equity Income Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Financial	20.1%
Industrial	12.9%
Energy	12.0%
Consumer, Non-cyclical	11.7%
Communications	10.7%
Utilities	8.2%
Consumer, Cyclical	7.8%
Basic Materials	6.8%
Technology	4.9%
Mutual Funds	3.2%
Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%
Net Assets	100.0%

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Foreign Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, and, while there are no set percentage targets, the Fund invests primarily to predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion to a significant amount in smaller companies. The Fund's subadviser is Templeton Investment Counsel, LLC (Templeton).

MML Foreign Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Samsung Electronics Co., Ltd.	2.3%
Nestle SA	2.1%
DBS Group Holdings, Ltd.	1.9%
Sanofi-Aventis	1.8%
Telefonica SA Sponsored ADR (Spain)	1.8%
Siemens AG	1.7%
Telenor ASA	1.7%
Vodafone Group PLC Sponsored ADR (United Kingdom)	1.7%
Novartis AG	1.6%
Royal Dutch Shell PLC Class B	1.6%
18.2%

MML Foreign Fund Country Weightings (% of Net Assets) on 6/30/10 (Unaudited)
United Kingdom	19.2%
Germany	11.4%
France	9.6%
Switzerland	8.7%
Netherlands	5.5%
Japan	5.0%
Republic of Korea	3.9%
Singapore	3.8%
Brazil	3.2%
Spain	2.9%
Taiwan	2.5%
Norway	2.4%
Italy	2.0%
Sweden	1.5%
Israel	1.4%
Hong Kong	1.4%
China	1.3%
India	1.1%
South Africa	1.0%
Ireland	1.0%
Russia	0.8%
Portugal	0.6%
Austria	0.6%
Canada	0.5%
Denmark	0.4%
Bermuda	0.4%
Total Long-Term Investments	92.1%
Short-Term Investments and Other Assets and Liabilities	7.9%
Net Assets	100.0%

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Global Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital appreciation by investing primarily in the equity securities (including over-the-counter securities) of U.S. and foreign companies, including companies in developed and emerging markets. The Fund's subadviser is Massachusetts Financial Services Company (MFS).

MML Global Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Nestle SA	3.4%
Heineken NV	2.7%
Linde AG	2.6%
Roche Holding AG	2.3%
Reckitt Benckiser Group PLC	2.2%
The Walt Disney Co.	2.1%
Oracle Corp.	2.1%
Diageo PLC	2.0%
3M Co.	2.0%
LVMH Moet Hennessy Louis Vuitton SA	2.0%
23.4%

MML Global Fund Country Weightings (% of Net Assets) on 6/30/10 (Unaudited)
United States	42.4%
Switzerland	11.1%
United Kingdom	10.2%
France	10.2%
Germany	6.6%
Japan	5.5%
Netherlands	5.2%
Canada	1.7%
Ireland	1.6%
Sweden	1.1%
Republic of Korea	1.1%
Austria	0.8%
Singapore	0.6%
India	0.5%
Czech Republic	0.3%
Italy	0.3%
Spain	0.2%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Growth & Income Fund, and who is the Fund's subadviser?
The Fund seeks capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund's subadviser is Capital Guardian Trust Company (Capital Guardian).

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Philip Morris International, Inc.	4.8%
Target Corp.	3.2%
American Tower Corp. Class A	2.2%
Cisco Systems, Inc.	2.2%
Google, Inc. Class A	2.1%
The Allstate Corp.	2.0%
PepsiCo, Inc.	1.9%
The Goldman Sachs Group, Inc.	1.8%
Qualcomm, Inc.	1.8%
JP Morgan Chase & Co.	1.8%
23.8%

MML Growth & Income Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Consumer, Non-cyclical	24.5%
Communications	14.4%
Energy	11.1%
Financial	11.0%
Consumer, Cyclical	9.9%
Technology	9.7%
Basic Materials	8.0%
Industrial	7.8%
Utilities	0.9%
Total Long-Term Investments	97.3%
Short-Term Investments and Other Assets and Liabilities	2.7%
Net Assets	100.0%

What is the investment objective of MML Income & Growth Fund, and who is the Fund's subadviser?
The Fund seeks growth of capital. Income is a secondary objective. The Fund invests primarily in equity securities of companies that the Fund's subadviser believes offer prospects for capital growth. The Fund's subadviser is American Century Investment Management, Inc. (American Century).

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Exxon Mobil Corp.	3.5%
International Business Machines Corp.	2.6%
Johnson & Johnson	2.6%
Chevron Corp.	2.2%
JP Morgan Chase & Co.	2.2%
AT&T, Inc.	2.1%
Bank of America Corp.	1.9%
Intel Corp.	1.9%
The Procter & Gamble Co.	1.9%
Microsoft Corp.	1.9%
22.8%

MML Income & Growth Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Consumer, Non-cyclical	25.0%
Technology	15.9%
Financial	15.8%
Energy	10.5%
Communications	9.3%
Industrial	9.0%
Consumer, Cyclical	7.1%
Basic Materials	3.7%
Utilities	3.7%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Net Assets	100.0%

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Large Cap Growth Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund's subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund's subadviser is Rainier Investment Management, Inc. (Rainier).

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Apple, Inc.	5.2%
Cisco Systems, Inc.	2.9%
Microsoft Corp.	2.6%
Google, Inc. Class A	2.5%
Amazon.com, Inc.	2.4%
Cummins, Inc.	2.1%
3M Co.	2.1%
EMC Corp.	2.1%
Oracle Corp.	2.0%
Occidental Petroleum Corp.	1.9%
25.8%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Consumer, Non-cyclical	20.2%
Technology	19.9%
Industrial	15.3%
Communications	14.4%
Consumer, Cyclical	10.1%
Energy	8.1%
Financial	5.4%
Basic Materials	3.1%
Utilities	0.7%
Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%
Net Assets	100.0%

What is the investment objective of MML Mid Cap Growth Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund's subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
T. Rowe Price Government Reserve Investment Fund	2.1%
McDermott International, Inc.	1.5%
AMETEK, Inc.	1.5%
Edwards Lifesciences Corp.	1.4%
Marriott International, Inc. Class A	1.4%
Agnico-Eagle Mines Ltd.	1.3%
Quanta Services, Inc.	1.3%
IHS, Inc. Class A	1.3%
Roper Industries, Inc.	1.2%
Calpine Corp.	1.2%
14.2%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Consumer, Non-cyclical	22.1%
Technology	15.1%
Industrial	13.9%
Consumer, Cyclical	13.0%
Communications	11.7%
Financial	9.2%
Energy	6.5%
Mutual Funds	2.1%
Basic Materials	2.0%
Utilities	1.2%
Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%
Net Assets	100.0%

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Mid Cap Value Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund's subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium-size companies. The Fund's subadviser is American Century Investment Management, Inc. (American Century).

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Republic Services, Inc.	3.2%
Northern Trust Corp.	2.7%
Imperial Oil Ltd.	2.7%
Lowe's Cos., Inc.	2.5%
Aon Corp.	2.4%
Kimberly-Clark Corp.	2.3%
Marsh & McLennan Cos., Inc.	2.2%
Zimmer Holdings, Inc.	2.1%
ConAgra Foods, Inc.	1.9%
The Chubb Corp.	1.9%
23.9%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Financial	26.8%
Consumer, Non-cyclical	15.6%
Industrial	15.5%
Utilities	10.5%
Consumer, Cyclical	9.5%
Energy	8.4%
Technology	6.1%
Basic Materials	4.0%
Communications	3.1%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

What is the investment objective of MML Small Cap Index Fund, and who is the Fund's subadviser?
The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor's SmallCap 600 Index (the index). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the securities of companies that make up the index, in weightings that approximate the relative composition of the securities contained in the index, and in S&P SmallCap 600 Index futures contracts. The Fund's subadviser is Northern Trust Investments, N.A. (NTI).

"Standard & Poor's®," "S&P®," "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Small Cap Index Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Skyworks Solutions, Inc.	0.7%
SM Energy Co.	0.6%
East West Bancorp, Inc.	0.6%
Salix Pharmaceuticals Ltd.	0.6%
Varian Semiconductor Equipment Associates, Inc.	0.5%
Oil States International, Inc.	0.5%
Watsco, Inc.	0.5%
The Cooper Cos., Inc.	0.5%
Concur Technologies, Inc.	0.5%
ProAssurance Corp.	0.5%
5.5%

MML Small Cap Index Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Consumer, Non-cyclical	19.4%
Financial	18.2%
Industrial	17.2%
Consumer, Cyclical	16.5%
Technology	10.9%
Communications	5.4%
Energy	4.4%
Utilities	3.8%
Basic Materials	2.9%
Mutual Funds	0.0%
Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%
Net Assets	100.0%

MML Series Investment Fund – Portfolio Summaries (Continued)

What is the investment objective of MML Small Company Value Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital appreciation by investing primarily in equity securities that the subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are within the market capitalization range of companies included in the Russell 2000® Index. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Landstar System, Inc.	2.1%
ProAssurance Corp.	2.0%
Aaron's, Inc.	1.8%
Owens & Minor, Inc.	1.8%
Whiting Petroleum Corp.	1.6%
Beacon Roofing Supply, Inc.	1.6%
Kirby Corp.	1.5%
Genesee & Wyoming, Inc. Class A	1.5%
Nordson Corp.	1.4%
AptarGroup, Inc.	1.4%
16.7%

MML Small Company Value Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Industrial	24.9%
Financial	21.4%
Consumer, Non-cyclical	11.4%
Consumer, Cyclical	11.1%
Energy	8.2%
Basic Materials	8.0%
Technology	4.9%
Utilities	3.9%
Communications	2.7%
Mutual Funds	0.8%
Diversified	0.6%
Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%
Net Assets	100.0%

What is the investment objective of MML Small/Mid Cap Value Fund, and who is the Fund's subadviser?
The Fund seeks long-term total return by investing primarily in securities that the subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- and mid-cap companies. The Fund's subadviser is AllianceBernstein L.P. (AllianceBernstein).

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 6/30/10 (Unaudited)
Pepco Holdings, Inc.	1.3%
CMS Energy Corp.	1.3%
Portland General Electric Co.	1.3%
NiSource, Inc.	1.3%
Comerica, Inc.	1.2%
Reinsurance Group of America, Inc. Class A	1.2%
Constellation Brands, Inc. Class A	1.2%
First Niagara Financial Group, Inc.	1.2%
Cimarex Energy Co.	1.2%
WESCO International, Inc.	1.2%
12.4%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 6/30/10 (Unaudited)
Financial	22.8%
Consumer, Cyclical	15.0%
Consumer, Non-cyclical	14.5%
Industrial	13.4%
Utilities	8.8%
Energy	7.3%
Basic Materials	6.8%
Technology	3.9%
Communications	3.6%
Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%
Net Assets	100.0%

MML Asset Allocation Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES (a) – 60.5%
COMMON STOCK – 60.5%
Aerospace & Defense – 0.9%
The Boeing Co.	7,500	$470,625
Spirit AeroSystems Holdings, Inc. Class A (b)	25,100	478,406
United Technologies Corp.	3,400	220,694
		1,169,725
Agriculture – 3.0%
Philip Morris International, Inc.	86,800	3,978,912
Banks – 0.1%
Bank of New York Mellon Corp.	4,300	106,167
Beverages – 1.1%
PepsiCo, Inc.	24,900	1,517,655
Biotechnology – 1.0%
Celgene Corp. (b)	26,200	1,331,484
Chemicals – 1.6%
Air Products & Chemicals, Inc.	7,900	511,999
Monsanto Co.	25,500	1,178,610
Potash Corporation of Saskatchewan, Inc.	4,300	370,832
		2,061,441
Commercial Services – 1.3%
Iron Mountain, Inc.	21,000	471,660
Strayer Education, Inc.	1,120	232,837
Visa, Inc. Class A	14,100	997,575
		1,702,072
Computers – 2.2%
Apple, Inc. (b)	3,000	754,590
Hewlett-Packard Co.	9,600	415,488
International Business Machines Corp.	7,400	913,752
NetApp, Inc. (b)	8,700	324,597
Research In Motion Ltd. (b)	9,900	487,674
		2,896,101
Cosmetics & Personal Care – 1.8%
Colgate-Palmolive Co.	15,300	1,205,028
The Procter & Gamble Co.	19,300	1,157,614
		2,362,642
Diversified Financial – 3.5%
The Charles Schwab Corp.	88,300	1,252,094
CME Group, Inc.	600	168,930
The Goldman Sachs Group, Inc.	11,300	1,483,351
JP Morgan Chase & Co.	39,300	1,438,773
T. Rowe Price Group, Inc.	6,300	279,657
		4,622,805
Electric – 0.2%
Edison International	4,500	142,740
PPL Corp.	4,200	104,790
		247,530
Electrical Components & Equipment – 0.5%
Emerson Electric Co.	14,600	637,874
Electronics – 0.6%
Jabil Circuit, Inc.	20,000	266,000
Mettler-Toledo International, Inc. (b)	1,300	145,119
Tyco Electronics Ltd.	14,100	357,858
		768,977
Energy - Alternate Sources – 0.3%
First Solar, Inc. (b)	3,400	387,022
Engineering & Construction – 0.1%
Jacobs Engineering Group, Inc. (b)	3,000	109,320
Entertainment – 0.2%
DreamWorks Animation SKG, Inc. Class A (b)	9,700	276,935
Foods – 1.0%
General Mills, Inc.	11,800	419,136
Kraft Foods, Inc. Class A	26,744	748,832
Unilever NV NY Shares	5,400	147,528
		1,315,496
Forest Products & Paper – 0.1%
Plum Creek Timber Co., Inc.	4,200	145,026
Gas – 0.1%
Sempra Energy	2,400	112,296
Hand & Machine Tools – 0.1%
Stanley Black & Decker, Inc.	2,800	141,456
Health Care - Products – 1.7%
Baxter International, Inc.	6,700	272,288
Boston Scientific Corp. (b)	124,700	723,260
Medtronic, Inc.	34,000	1,233,180
		2,228,728
Health Care - Services – 0.8%
DaVita, Inc. (b)	8,000	499,520
Universal Health Services, Inc. Class B	13,100	499,765
		999,285
Insurance – 3.0%
ACE Ltd.	5,400	277,992
The Allstate Corp.	60,400	1,735,292
Aon Corp.	19,900	738,688
Berkshire Hathaway, Inc. Class A (b)	1	120,000
The Progressive Corp.	57,000	1,067,040
		3,939,012
Internet – 1.6%
Akamai Technologies, Inc. (b)	10,900	442,213
Google, Inc. Class A (b)	3,850	1,713,057
		2,155,270
Iron & Steel – 1.7%
Allegheny Technologies, Inc.	21,900	967,761
Cliffs Natural Resources, Inc.	11,400	537,624
Nucor Corp.	18,400	704,352
		2,209,737
Leisure Time – 0.2%
Carnival Corp.	9,500	287,280
Machinery - Diversified – 0.4%
Cummins, Inc.	8,300	540,579
Manufacturing – 1.0%
Danaher Corp.	15,400	571,648
General Electric Co.	26,200	377,804
Illinois Tool Works, Inc.	9,400	388,032
		1,337,484
Media – 2.4%
CBS Corp. Class B	48,600	628,398

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gannett Co., Inc.	16,000	$215,360
Scripps Networks Interactive Class A	15,100	609,134
Time Warner Cable, Inc.	16,800	874,944
Viacom, Inc. Class B	16,700	523,879
The Walt Disney Co.	11,200	352,800
		3,204,515
Mining – 1.7%
Barrick Gold Corp.	17,700	803,757
Vulcan Materials Co.	33,100	1,450,773
		2,254,530
Oil & Gas – 3.7%
Anadarko Petroleum Corp.	19,800	714,582
Cenovus Energy, Inc.	19,600	505,484
Chevron Corp.	17,100	1,160,406
Diamond Offshore Drilling, Inc.	2,900	180,351
Pioneer Natural Resources Co.	11,900	707,455
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	26,200	1,315,764
Royal Dutch Shell PLC B Shares Sponsored ADR (United Kingdom)	4,600	222,088
		4,806,130
Oil & Gas Services – 3.0%
Halliburton Co.	28,100	689,855
Schlumberger Ltd.	26,700	1,477,578
Transocean Ltd. (b)	15,500	718,115
Weatherford International Ltd. (b)	80,300	1,055,142
		3,940,690
Pharmaceuticals – 3.4%
Allergan, Inc.	20,900	1,217,634
Bristol-Myers Squibb Co.	11,800	294,292
Merck & Co., Inc.	38,025	1,329,734
Shire PLC Sponsored ADR (United Kingdom)	20,800	1,276,704
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	5,800	301,542
		4,419,906
Real Estate Investment Trusts (REITS) – 0.2%
Ventas, Inc.	4,500	211,275
Retail – 4.7%
Coach, Inc.	16,800	614,040
The Home Depot, Inc.	17,200	482,804
Lowe's Cos., Inc.	44,900	916,858
McDonald's Corp.	3,400	223,958
Target Corp.	52,500	2,581,425
Urban Outfitters, Inc. (b)	28,600	983,554
Wal-Mart Stores, Inc.	8,000	384,560
		6,187,199
Savings & Loans – 0.1%
Hudson City Bancorp, Inc.	11,900	145,656
Semiconductors – 1.6%
Broadcom Corp. Class A	37,500	1,236,375
Maxim Integrated Products, Inc.	26,700	446,691
Microchip Technology, Inc.	13,200	366,168
		2,049,234
Software – 1.9%
Adobe Systems, Inc. (b)	18,400	486,312
Cerner Corp. (b)	17,300	1,312,897
Microsoft Corp.	19,800	455,598
Oracle Corp.	13,600	291,856
		2,546,663
Telecommunications – 4.8%
American Tower Corp. Class A (b)	41,000	1,824,500
Cisco Systems, Inc. (b)	78,600	1,674,966
Juniper Networks, Inc. (b)	52,300	1,193,486
Qualcomm, Inc.	47,100	1,546,764
Qwest Communications International, Inc.	23,400	122,850
		6,362,566
Toys, Games & Hobbies – 0.9%
Nintendo Co. Ltd. Sponsored ADR (Japan)	30,500	1,136,796
Transportation – 1.7%
FedEx Corp.	15,300	1,072,683
Norfolk Southern Corp.	21,200	1,124,660
		2,197,343
Water – 0.3%
American Water Works Co., Inc.	19,900	409,940
TOTAL COMMON STOCK (Cost $79,210,485)		79,460,754
TOTAL EQUITIES (Cost $79,210,485)		79,460,754
	Principal Amount
BONDS & NOTES – 37.1%
CORPORATE DEBT – 11.2%
Aerospace & Defense – 0.4%
Lockheed Martin Corp. (c) 5.720% 6/01/40	$378,000	409,444
Raytheon Co. 6.400% 12/15/18	60,000	71,970
		481,414
Auto Manufacturers – 0.3%
Volvo Treasury AB (c) 5.950% 4/01/15	430,000	449,487
Banks – 1.4%
Bank of America Corp. 6.500% 8/01/16	550,000	595,222
Barclays Bank PLC 5.125% 1/08/20	525,000	522,220
CoBank ACB FRN (c) 1.137% 6/15/22	295,000	232,398
HBOS PLC (c) 6.750% 5/21/18	100,000	93,600
Societe Generale (c) 5.750% 4/20/16	100,000	103,950
US AgBank FCB VRN (c) 6.110% 12/31/49	345,000	249,970
		1,797,360
Biotechnology – 0.0%
Biogen Idec, Inc. 6.000% 3/01/13	35,000	38,498
Chemicals – 0.1%
Nalco Co. 8.875% 11/15/13	100,000	102,500
Commercial Services – 0.1%
Altegrity, Inc. (Acquired 11/20/08, Cost $74,054) (c) (d) 10.500% 11/01/15	100,000	95,000

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cosmetics & Personal Care – 0.1%
The Procter & Gamble Co. 4.700% 2/15/19	$90,000	$98,621
Diversified Financial – 3.7%
Citigroup, Inc. 6.125% 11/21/17	475,000	496,048
Federal Home Loan Mortgage Corp. 1.500% 1/07/11	1,710,000	1,719,622
Federal National Mortgage Association 2.750% 3/13/14	2,300,000	2,393,648
Ford Motor Credit Co. LLC 8.000% 12/15/16	200,000	204,518
		4,813,836
Electric – 0.8%
The AES Corp. 7.750% 10/15/15	100,000	101,250
The Cleveland Electric Illuminating Co. 8.875% 11/15/18	110,000	140,527
Consumers Energy Co. 6.700% 9/15/19	250,000	299,068
Consumers Energy Co. Series M 5.500% 8/15/16	65,000	71,922
Edison Mission Energy 7.750% 6/15/16	175,000	121,625
Ohio Edison Co. 6.400% 7/15/16	25,000	27,908
Pacific Gas & Electric Co. 4.200% 3/01/11	50,000	51,024
Pacific Gas & Electric Co. 8.250% 10/15/18	110,000	140,743
PacifiCorp 6.000% 1/15/39	30,000	34,462
		988,529
Foods – 0.4%
Kraft Foods, Inc. 5.375% 2/10/20	525,000	562,564
Health Care - Services – 0.2%
HCA, Inc. 9.250% 11/15/16	150,000	159,000
Tenet Healthcare Corp. (c) 8.875% 7/01/19	150,000	159,000
		318,000
Insurance – 0.4%
Berkshire Hathaway Finance Corp. 4.600% 5/15/13	120,000	130,281
Liberty Mutual Group, Inc. (c) 7.500% 8/15/36	195,000	192,559
Monumental Global Funding III FRN (c) 0.503% 1/15/14	170,000	162,213
		485,053
Machinery - Construction & Mining – 0.0%
Atlas Copco AB (c) 5.600% 5/22/17	50,000	54,132
Media – 0.7%
Comcast Corp. 6.400% 3/01/40	500,000	538,159
COX Communications, Inc. 7.750% 11/01/10	50,000	51,016
News America, Inc. 6.650% 11/15/37	50,000	56,115
Nielsen Finance LLC/Nielsen Finance Co. 10.000% 8/01/14	200,000	204,500
Time Warner, Inc. 5.875% 11/15/16	70,000	78,911
Time Warner, Inc. 6.500% 11/15/36	25,000	27,189
		955,890
Oil & Gas – 0.3%
Petrobras International Finance Co. 6.875% 1/20/40	75,000	75,614
Statoil ASA 2.900% 10/15/14	365,000	373,187
		448,801
Pharmaceuticals – 0.1%
AstraZeneca PLC 5.400% 9/15/12	50,000	54,595
Express Scripts, Inc. 7.250% 6/15/19	95,000	114,834
		169,429
Pipelines – 0.2%
Enbridge Energy Partners LP 6.500% 4/15/18	25,000	27,982
Kinder Morgan Energy Partners LP 5.125% 11/15/14	65,000	68,747
Rockies Express Pipeline LLC (c) 6.850% 7/15/18	70,000	73,744
TransCanada PipeLines Ltd. 6.200% 10/15/37	75,000	81,535
		252,008
Real Estate Investment Trusts (REITS) – 0.4%
ProLogis 7.375% 10/30/19	500,000	489,686
Retail – 0.6%
CVS Pass-Through Trust (c) 5.789% 1/10/26	8,201	8,325
New Albertsons, Inc. 7.250% 5/01/13	275,000	279,813
Wal-Mart Stores, Inc. 4.875% 7/08/40	500,000	492,325
		780,463
Savings & Loans – 0.4%
Teco Finance, Inc. 5.150% 3/15/20	500,000	521,156
Software – 0.2%
Oracle Corp. 6.125% 7/08/39	250,000	292,393
Telecommunications – 0.2%
Telecom Italia Capital SA 5.250% 10/01/15	50,000	50,463
Telecom Italia Capital SA 7.721% 6/04/38	25,000	25,598
Windstream Corp. 7.000% 3/15/19	200,000	184,500
		260,561
Transportation – 0.2%
Norfolk Southern Corp. 5.750% 4/01/18	50,000	56,519
Norfolk Southern Corp. 7.050% 5/01/37	30,000	37,047
Union Pacific Corp. 5.700% 8/15/18	105,000	117,620
Union Pacific Corp. 5.750% 11/15/17	15,000	16,935
		228,121

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Water – 0.0%
Veolia Environnement 5.250% 6/03/13	$50,000	$53,966
TOTAL CORPORATE DEBT (Cost $14,151,542)		14,737,468
MUNICIPAL OBLIGATIONS – 0.6%
State of California 7.625% 3/01/40	500,000	540,235
Dartmouth College 4.750% 6/01/19	175,000	190,351
		730,586
TOTAL MUNICIPAL OBLIGATIONS (Cost $690,605)		730,586
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 1.2%
Commercial MBS – 1.1%
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5 VRN 5.224% 4/10/37	800,000	820,056
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A4 VRN 5.197% 11/15/30	550,000	579,187
		1,399,243
Credit Card ABS – 0.1%
Washington Mutual Master Note Trust, Series 2006-A2A, Class A FRN (c) 0.400% 6/15/15	100,000	99,388
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,398,383)		1,498,631
SOVEREIGN DEBT OBLIGATIONS – 1.0%
Bolivaria Republic of Venezuela 5.375% 8/07/10	60,000	59,520
Brazilian Government International Bond BRL (e) 12.500% 1/05/16	400,000	247,987
Indonesia Government Bond IDR (e) 10.750% 5/15/16	85,000,000	10,582
Indonesia Government Bond IDR (e) 11.000% 10/15/14	75,000,000	9,261
Indonesia Government Bond IDR (e) 12.500% 3/15/13	80,000,000	9,951
Indonesia Government Bond IDR (e) 12.800% 6/15/21	95,000,000	13,698
Mexican Bonos MXN (e) 7.750% 12/14/17	1,400,000	115,768
Republic of Argentina 7.000% 10/03/15	100,000	80,125
Republic of Colombia COP (e) 9.850% 6/28/27	52,000,000	34,959
Republic of Colombia COP (e) 12.000% 10/22/15	155,000,000	103,892
Republic of Iraq 5.800% 1/15/28	250,000	201,250
Republic of Venezuela 9.375% 1/13/34	130,000	81,575
Thailand Government Bond THB (e) 3.625% 5/22/15	1,325,000	42,214
Thailand Government Bond THB (e) 5.250% 5/12/14	775,000	26,229
Turkey Government Bond TRY (e) 10.000% 2/15/12	166,148	116,533
Turkey Government International Bond 6.750% 5/30/40	100,000	100,000
United Mexican States MXN (e) 10.000% 12/05/24	300,000	29,196
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,245,098)		1,282,740
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 12.6%
Collateralized Mortgage Obligations – 0.5%
Federal Home Loan Mortgage Corp., Series 3233, Class PA 6.000% 10/15/36	83,013	91,451
Federal Home Loan Mortgage Corp., Series 3312, Class PA 5.500% 5/15/37	94,372	101,332
Federal National Mortgage Association, Series 2007-33, Class HE 5.500% 4/25/37	124,094	134,114
Federal National Mortgage Association, Series 2007-40, Class PT 5.500% 5/25/37	259,129	278,169
		605,066
Pass-Through Securities – 12.1%
Federal Home Loan Mortgage Corp.
Pool #A74199 5.000% 2/01/38	843,207	892,844
Pool #G03865 5.500% 12/01/37	426,559	457,801
Pool #G04553 6.500% 8/01/38	25,827	28,299
Federal National Mortgage Association
Pool #931195 4.500% 5/01/24	1,074,029	1,134,736
Pool #934854 4.500% 5/01/24	868,038	917,102
Pool #992261 4.500% 1/01/39	334,642	347,440
Pool #891908 5.500% 6/01/21	425,424	459,856
Pool #888352 5.500% 5/01/37	975,056	1,048,871
Pool #929318 5.500% 3/01/38	87,172	93,635
Pool #962553 5.500% 4/01/38	123,486	132,642
Pool #891436 6.000% 3/01/36	1,648,554	1,796,151
Pool #888408 6.000% 3/01/37	49,055	52,827
Pool #888637 6.000% 9/01/37	279,694	303,599
Pool #940664 6.000% 9/01/37	1,201,642	1,303,594

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #944066 6.500% 7/01/37	$113,440	$122,989
Pool #256860 6.500% 8/01/37	16,656	18,059
Pool #995230 6.500% 1/01/39	30,777	33,694
Pool #995231 6.500% 1/01/39	883,819	967,609
Pool #888373 7.000% 3/01/37	118,105	130,810
Pool #955210 7.000% 12/01/37	44,216	48,199
Pool #256975 7.000% 10/01/47	35,021	38,175
Federal National Mortgage Association TBA Pool #24741 5.000% 2/01/36 (f)	1,300,000	1,375,359
Government National Mortgage Association
Pool #720160 4.500% 7/15/39	1,500,000	1,565,800
Pool #739377 4.500% 5/15/40	1,098,652	1,146,847
Pool #733737 4.500% 6/15/40	1,450,000	1,513,608
		15,930,546
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $15,756,854)		16,535,612
U.S. TREASURY OBLIGATIONS – 10.5%
U.S. Treasury Bonds & Notes – 10.5%
U.S. Treasury Bond 4.625% 2/15/40	1,850,000	2,080,238
U.S. Treasury Note 0.875% 3/31/11	1,450,000	1,456,202
U.S. Treasury Note 2.250% 5/31/14	950,000	980,355
U.S. Treasury Note 2.375% 9/30/14	375,000	387,378
U.S. Treasury Note 2.750% 2/15/19	4,645,000	4,628,307
U.S. Treasury Note 3.125% 5/15/19	4,200,000	4,288,266
		13,820,746
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,951,619)		13,820,746
TOTAL BONDS & NOTES (Cost $46,194,101)		48,605,783
TOTAL LONG-TERM INVESTMENTS (Cost $125,404,586)		128,066,537
SHORT-TERM INVESTMENTS – 3.4%
Repurchase Agreement – 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (g)	4,466,295	4,466,295
Time Deposits – 0.0%
Euro Time Deposit 0.010% 7/01/10	2,264	2,264
TOTAL SHORT-TERM INVESTMENTS (Cost $4,468,559)		4,468,559
TOTAL INVESTMENTS – 101.0% (Cost $129,873,145) (h)		132,535,096
Other Assets/ (Liabilities) – (1.0)%		(1,270,196)
NET ASSETS – 100.0%		$131,264,900

Notes to Portfolio of Investments
ABS	Asset Backed Security
ADR	American Depositary Receipt
BRL	Brazilian Real
COP	Colombian Peso
FRN	Floating Rate Note
IDR	Indonesian Rupiah
MBS	Mortgage Backed Security
MXN	Mexican Peso
TBA	To Be Announced
THB	Thai Baht
TRY	New Turkish Lira
VRN	Variable Rate Note
(a)	A portion of the Portfolio of Investments is segregated to cover when-issued, delayed-delivery or forward commitments (Note 2).
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities amounted to a value of $2,383,210 or 1.82% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2010, these securities amounted to a value of $95,000 or 0.07% of net assets.
(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	Maturity value of $4,466,296. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $4,557,352.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 99.6%
COMMON STOCK – 99.6%
Aerospace & Defense – 4.1%
Goodrich Corp.	26,300	$1,742,375
United Technologies Corp.	27,100	1,759,061
		3,501,436
Apparel – 2.0%
Nike, Inc. Class B	25,300	1,709,015
Banks – 2.4%
Wells Fargo & Co.	81,400	2,083,840
Beverages – 8.6%
Diageo PLC Sponsored ADR (United Kingdom)	46,700	2,929,958
PepsiCo, Inc.	74,300	4,528,585
		7,458,543
Biotechnology – 4.7%
Genzyme Corp. (a)	79,500	4,036,215
Chemicals – 1.9%
Monsanto Co.	34,500	1,594,590
Commercial Services – 4.3%
Paychex, Inc.	67,200	1,745,184
Quanta Services, Inc. (a)	95,800	1,978,270
		3,723,454
Computers – 8.7%
Apple, Inc. (a)	14,100	3,546,573
EMC Corp. (a)	217,600	3,982,080
		7,528,653
Cosmetics & Personal Care – 5.0%
The Procter & Gamble Co.	72,500	4,348,550
Diversified Financial – 4.6%
American Express Co.	99,800	3,962,060
Environmental Controls – 2.0%
Nalco Holding Co.	83,500	1,708,410
Foods – 2.1%
Kellogg Co.	36,300	1,825,890
Health Care - Products – 8.3%
Johnson & Johnson	65,300	3,856,618
Medtronic, Inc.	91,800	3,329,586
		7,186,204
Internet – 7.1%
Amazon.com, Inc. (a)	21,800	2,381,868
Google, Inc. Class A (a)	3,475	1,546,201
Rackspace Hosting, Inc. (a)	121,500	2,228,310
		6,156,379
Oil & Gas Services – 4.1%
Halliburton Co.	76,800	1,885,440
Transocean Ltd. (a)	35,900	1,663,247
		3,548,687
Pharmaceuticals – 4.7%
Abbott Laboratories	50,800	2,376,424
Allergan, Inc.	29,000	1,689,540
		4,065,964
Retail – 4.8%
Costco Wholesale Corp.	34,700	1,902,601
McDonald's Corp.	34,400	2,265,928
		4,168,529
Software – 9.6%
Autodesk, Inc. (a)	63,300	1,541,988
Microsoft Corp.	138,300	3,182,283
Nuance Communications, Inc. (a)	115,900	1,732,705
Red Hat, Inc. (a)	61,700	1,785,598
		8,242,574
Telecommunications – 8.5%
Cisco Systems, Inc. (a)	166,600	3,550,246
Qualcomm, Inc.	115,900	3,806,156
		7,356,402
Transportation – 2.1%
Expeditors International of Washington, Inc.	51,600	1,780,716
TOTAL COMMON STOCK (Cost $80,111,830)		85,986,111
TOTAL EQUITIES (Cost $80,111,830)		85,986,111
TOTAL LONG-TERM INVESTMENTS (Cost $80,111,830)		85,986,111
	Principal Amount
SHORT-TERM INVESTMENTS – 0.5%
Repurchase Agreement – 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$399,186	399,186
TOTAL SHORT-TERM INVESTMENTS (Cost $399,186)		399,186
TOTAL INVESTMENTS – 100.1% (Cost $80,511,016) (c)		86,385,297
Other Assets/ (Liabilities) – (0.1)%		(58,941)
NET ASSETS – 100.0%		$86,326,356

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $399,186. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $411,090.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 95.1%
COMMON STOCK – 95.1%
Aerospace & Defense – 1.6%
The Boeing Co.	73,900	$4,637,225
Lockheed Martin Corp.	41,900	3,121,550
		7,758,775
Agriculture – 0.3%
Archer-Daniels-Midland Co.	51,000	1,316,820
Banks – 9.1%
Bank of America Corp.	732,277	10,522,821
Bank of New York Mellon Corp.	179,500	4,431,855
Capital One Financial Corp.	91,200	3,675,360
KeyCorp	277,300	2,132,437
Marshall & Ilsley Corp.	170,000	1,220,600
Regions Financial Corp.	280,300	1,844,374
SunTrust Banks, Inc.	167,700	3,907,410
U.S. Bancorp	330,100	7,377,735
Wells Fargo & Co.	359,400	9,200,640
		44,313,232
Biotechnology – 0.6%
Amgen, Inc. (a)	52,900	2,782,540
Building Materials – 0.8%
Masco Corp.	257,500	2,770,700
USG Corp. (a)	92,000	1,111,360
		3,882,060
Chemicals – 2.7%
E.I. du Pont de Nemours & Co.	128,700	4,451,733
International Flavors & Fragrances, Inc.	91,900	3,898,398
Monsanto Co.	100,100	4,626,622
		12,976,753
Commercial Services – 0.3%
H&R Block, Inc.	91,000	1,427,790
Computers – 1.3%
Computer Sciences Corp.	88,300	3,995,575
Dell, Inc. (a)	196,700	2,372,202
		6,367,777
Distribution & Wholesale – 0.5%
Genuine Parts Co.	59,600	2,351,220
Diversified Financial – 7.3%
American Express Co.	270,200	10,726,940
JP Morgan Chase & Co.	397,700	14,559,797
Legg Mason, Inc.	149,200	4,182,076
NYSE Euronext	101,900	2,815,497
SLM Corp. (a)	289,500	3,007,905
		35,292,215
Electric – 7.3%
CenterPoint Energy, Inc.	95,800	1,260,728
Constellation Energy Group, Inc.	75,900	2,447,775
Duke Energy Corp.	202,800	3,244,800
Entergy Corp.	50,900	3,645,458
Exelon Corp.	131,000	4,974,070
FirstEnergy Corp.	46,100	1,624,103
NRG Energy, Inc. (a)	57,100	1,211,091
PG&E Corp.	73,300	3,012,630
Pinnacle West Capital Corp.	76,200	2,770,632
PPL Corp.	109,000	2,719,550
Progress Energy, Inc.	95,600	3,749,432
TECO Energy, Inc.	71,600	1,079,012
Xcel Energy, Inc.	179,700	3,703,617
		35,442,898
Electrical Components & Equipment – 0.4%
Emerson Electric Co.	44,300	1,935,467
Entertainment – 0.1%
Madison Square Garden, Inc., Class A (a)	36,025	708,612
Foods – 2.9%
Campbell Soup Co.	24,500	877,835
The Hershey Co.	169,400	8,119,342
Kraft Foods, Inc. Class A	113,400	3,175,200
McCormick & Co., Inc.	56,200	2,133,352
		14,305,729
Forest Products & Paper – 2.1%
International Paper Co.	255,700	5,786,491
MeadWestvaco Corp.	126,800	2,814,960
Weyerhaeuser Co.	45,200	1,591,040
		10,192,491
Gas – 0.9%
NiSource, Inc.	304,500	4,415,250
Health Care - Products – 1.0%
Johnson & Johnson	78,800	4,653,928
Home Builders – 0.2%
D.R. Horton, Inc.	89,200	876,836
Home Furnishing – 1.0%
Whirlpool Corp.	57,900	5,084,778
Household Products – 2.9%
Avery Dennison Corp.	91,300	2,933,469
Fortune Brands, Inc.	150,200	5,884,836
Kimberly-Clark Corp.	86,100	5,220,243
		14,038,548
Insurance – 3.7%
The Chubb Corp.	44,400	2,220,444
Lincoln National Corp.	151,400	3,677,506
Marsh & McLennan Cos., Inc.	236,200	5,326,310
The Progressive Corp.	112,200	2,100,384
Sun Life Financial, Inc.	122,700	3,228,237
The Travelers Cos., Inc.	28,900	1,423,325
		17,976,206
Internet – 0.5%
eBay, Inc. (a)	133,100	2,610,091
Iron & Steel – 1.0%
Nucor Corp.	122,000	4,670,160
Leisure Time – 0.4%
Harley-Davidson, Inc.	90,700	2,016,261
Lodging – 1.0%
Marriott International, Inc. Class A	121,964	3,651,602
MGM MIRAGE (a)	148,200	1,428,648
		5,080,250
Machinery - Diversified – 1.3%
Deere & Co.	80,200	4,465,536
Eaton Corp.	25,800	1,688,352
		6,153,888
Manufacturing – 7.8%
3M Co.	108,400	8,562,516
Cooper Industries PLC Class A	78,400	3,449,600
General Electric Co.	817,000	11,781,140
Honeywell International, Inc.	132,100	5,155,863
Illinois Tool Works, Inc.	136,500	5,634,720
ITT Corp.	58,300	2,618,836
Pall Corp.	19,600	673,652
		37,876,327

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media – 5.5%
Cablevision Systems Corp. Class A	142,700	$3,426,227
Comcast Corp. Class A	125,500	2,179,935
The McGraw-Hill Cos., Inc.	170,600	4,800,684
The New York Times Co. Class A (a)	196,100	1,696,265
Time Warner, Inc.	252,033	7,286,274
The Walt Disney Co.	192,000	6,048,000
WPP PLC	160,500	1,509,911
		26,947,296
Mining – 1.1%
Alcoa, Inc.	134,700	1,355,082
Vulcan Materials Co.	86,400	3,786,912
		5,141,994
Oil & Gas – 10.2%
Anadarko Petroleum Corp.	97,400	3,515,166
BP PLC Sponsored ADR (United Kingdom)	113,600	3,280,768
Chevron Corp.	174,900	11,868,714
ConocoPhillips	56,300	2,763,767
Exxon Mobil Corp.	176,300	10,061,441
Murphy Oil Corp.	125,900	6,238,345
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	166,900	8,381,718
Sunoco, Inc.	94,900	3,299,673
		49,409,592
Oil & Gas Services – 1.4%
Baker Hughes, Inc.	29,100	1,209,687
Schlumberger Ltd.	100,700	5,572,738
		6,782,425
Pharmaceuticals – 3.8%
Bristol-Myers Squibb Co.	177,200	4,419,368
Eli Lilly & Co.	127,200	4,261,200
Merck & Co., Inc.	161,700	5,654,649
Pfizer, Inc.	277,854	3,962,198
		18,297,415
Pipelines – 0.5%
Spectra Energy Corp.	113,050	2,268,914
Retail – 3.7%
Bed Bath & Beyond, Inc. (a)	119,300	4,423,644
The Home Depot, Inc.	279,100	7,834,337
Macy's, Inc.	99,400	1,779,260
Tiffany & Co.	54,600	2,069,886
Wal-Mart Stores, Inc.	35,800	1,720,906
		17,828,033
Semiconductors – 1.9%
Analog Devices, Inc.	156,400	4,357,304
Applied Materials, Inc.	153,900	1,849,878
Intel Corp.	150,200	2,921,390
		9,128,572
Software – 1.5%
Electronic Arts, Inc. (a)	109,900	1,582,560
Microsoft Corp.	259,700	5,975,697
		7,558,257
Telecommunications – 4.6%
AT&T, Inc.	388,000	9,385,720
Cisco Systems, Inc. (a)	90,100	1,920,031
Qwest Communications International, Inc.	699,200	3,670,800
Sprint Nextel Corp. (a)	326,200	1,383,088
Verizon Communications, Inc.	151,400	4,242,228
Vodafone Group PLC	933,400	1,934,985
		22,536,852
Toys, Games & Hobbies – 0.8%
Mattel, Inc.	194,600	4,117,736
Transportation – 1.1%
United Parcel Service, Inc. Class B	91,400	5,199,746
TOTAL COMMON STOCK (Cost $500,480,603)		461,723,734
TOTAL EQUITIES (Cost $500,480,603)		461,723,734
MUTUAL FUNDS – 3.2%
Diversified Financial – 3.2%
T. Rowe Price Reserve Investment Fund	15,742,465	15,742,465
TOTAL MUTUAL FUNDS (Cost $15,742,465)		15,742,465
TOTAL LONG-TERM INVESTMENTS (Cost $516,223,068)		477,466,199
	Principal Amount
SHORT-TERM INVESTMENTS – 0.8%
Repurchase Agreement – 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$3,625,010	3,625,010
Time Deposits – 0.0%
Euro Time Deposit 0.010% 7/01/10	33,331	33,331
TOTAL SHORT-TERM INVESTMENTS (Cost $3,658,341)		3,658,341
TOTAL INVESTMENTS – 99.1% (Cost $519,881,409) (c)		481,124,540
Other Assets/ (Liabilities) – 0.9%		4,498,020
NET ASSETS – 100.0%		$485,622,560

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,625,011. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $3,699,809.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 92.1%
COMMON STOCK – 90.7%
Aerospace & Defense – 1.8%
BAE Systems PLC	609,590	$2,833,103
Empresa Brasileira de Aeronautica SA ADR (Brazil)	74,920	1,569,574
Rolls-Royce Group PLC (a)	101,011	841,509
		5,244,186
Apparel – 0.6%
Burberry Group PLC	155,432	1,753,418
Auto Manufacturers – 2.2%
Bayerische Motoren Werke AG	80,391	3,908,083
Toyota Motor Corp. Sponsored ADR (Japan)	37,300	2,557,661
		6,465,744
Automotive & Parts – 1.2%
Cie Generale des Etablissements Michelin	49,970	3,500,927
Banks – 8.2%
Banco Espirito Santo SA	472,526	1,871,493
Banco Santander SA	104,831	1,107,147
Credit Agricole SA	207,090	2,130,604
DBS Group Holdings, Ltd.	573,479	5,572,320
HSBC Holdings PLC	158,400	1,451,098
ICICI Bank Ltd. Sponsored ADR (India)	84,850	3,066,479
Intesa Sanpaolo	507,836	1,344,108
KB Financial Group, Inc. Sponsored ADR (Republic of Korea)	80,670	3,056,586
Mitsubishi UFJ Financial Group, Inc.	228,100	1,032,962
Nordea Bank AB	116,605	968,226
UniCredit Italiano SpA	1,062,833	2,371,133
		23,972,156
Building Materials – 1.0%
CRH PLC	138,562	2,832,085
Chemicals – 1.3%
Akzo Nobel NV	26,040	1,353,828
Lonza Group AG Registered	36,480	2,429,116
		3,782,944
Commercial Services – 2.9%
Adecco SA	51,300	2,421,146
G4S PLC	750,040	2,973,166
Randstad Holding NV (a)	58,153	2,300,570
Rentokil Initial PLC (a)	428,422	680,479
		8,375,361
Computers – 1.0%
Compal Electronics, Inc.	1,612,785	1,922,803
Lite On Technology Corp.	1,033,075	1,130,042
		3,052,845
Distribution & Wholesale – 0.9%
ITOCHU Corp.	191,400	1,490,808
Wolseley PLC (a)	61,409	1,201,059
		2,691,867
Diversified Financial – 0.4%
Invesco Ltd.	62,993	1,060,172
Electric – 2.1%
E.ON AG	119,450	3,231,868
Iberdrola SA	358,349	2,019,709
National Grid PLC	138,282	1,019,059
		6,270,636
Electronics – 1.8%
Flextronics International Ltd. (a)	190,570	1,067,192
Koninklijke Philips Electronics NV	135,910	4,071,657
		5,138,849
Energy - Alternate Sources – 0.4%
Vestas Wind Systems A/S (a)	26,952	1,126,042
Food Services – 0.9%
Compass Group PLC	354,702	2,692,201
Foods – 4.7%
Nestle SA	124,680	6,017,482
Tesco PLC	580,210	3,268,168
Unilever PLC	169,667	4,523,646
		13,809,296
Gas – 0.7%
Gaz De France	75,588	2,149,422
Health Care - Services – 0.9%
Rhoen-Klinikum AG	118,083	2,636,066
Holding Company - Diversified – 0.5%
Hutchison Whampoa Ltd.	224,291	1,381,909
Home Furnishing – 0.4%
Sony Corp.	44,235	1,176,258
Insurance – 6.0%
ACE Ltd.	59,484	3,062,236
Aviva PLC	518,615	2,411,423
AXA SA	152,617	2,326,306
ING Groep NV (a)	464,460	3,465,857
Muenchener Rueckversicherungs AG	25,570	3,217,396
Swiss Reinsurance Co. Ltd.	73,840	3,038,342
		17,521,560
Internet – 1.4%
Check Point Software Technologies Ltd. (a)	134,429	3,962,967
Iron & Steel – 0.6%
POSCO ADR (Republic of Korea)	17,281	1,629,944
Lodging – 0.6%
Accor SA (a)	39,450	1,820,880
Machinery - Diversified – 0.2%
Alstom SA	14,680	665,344
Manufacturing – 3.7%
FUJIFILM Holdings Corp.	51,226	1,472,071
Konica Minolta Holdings, Inc.	239,500	2,302,431
Olympus Corp.	44,610	1,054,830
Siemens AG	56,176	5,052,502
Smiths Group PLC	49,316	780,837
		10,662,671
Media – 4.4%
British Sky Broadcasting Group PLC	351,474	3,667,391
Pearson PLC	249,124	3,261,363
Reed Elsevier NV	277,543	3,077,282
Vivendi SA	134,470	2,734,233
		12,740,269

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas – 7.9%
BP PLC	468,264	$2,249,843
ENI SpA	118,312	2,182,880
Petroleo Brasileiro SA Sponsored ADR (Brazil)	122,780	3,658,844
Royal Dutch Shell PLC Class B	188,304	4,560,917
Sasol Ltd. Sponsored ADR (South Africa)	86,770	3,060,378
StatoilHydro ASA	107,080	2,072,422
Talisman Energy, Inc.	98,700	1,498,345
Total SA	84,772	3,791,861
		23,075,490
Oil & Gas Services – 0.6%
SBM Offshore NV	116,456	1,670,366
Pharmaceuticals – 7.9%
Bayer AG	24,730	1,386,807
Celesio AG	71,790	1,570,731
GlaxoSmithKline PLC	226,254	3,835,903
Merck KGAA	35,150	2,573,730
Novartis AG	96,350	4,675,861
Roche Holding AG	26,670	3,663,440
Sanofi-Aventis	86,458	5,240,099
		22,946,571
Real Estate – 0.9%
Cheung Kong Holdings	221,215	2,553,297
Retail – 1.9%
Kingfisher PLC	1,084,774	3,367,803
Marks & Spencer Group PLC	434,140	2,140,530
		5,508,333
Semiconductors – 4.7%
Infineon Technologies AG (a)	509,387	2,958,723
Samsung Electronics Co., Ltd.	10,502	6,594,077
Taiwan Semiconductor Manufacturing Co. Ltd.	2,213,275	4,138,605
		13,691,405
Software – 2.0%
SAP AG Sponsored ADR (Germany)	95,360	4,224,448
The Sage Group PLC	442,850	1,515,995
		5,740,443
Telecommunications – 11.9%
China Telecom Corp. Ltd. Class H	8,147,643	3,900,273
France Telecom SA	198,787	3,447,637
Mobile TeleSystems Sponsored ADR (Russia)	114,225	2,188,551
Singapore Telecommunications Ltd.	1,849,000	4,002,372
Singapore Telecommunications Ltd.	239,000	512,059
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	309,690	3,412,784
Telefonica SA Sponsored ADR (Spain)	94,025	5,221,208
Telekom Austria AG	163,910	1,831,221
Telenor ASA	399,566	5,035,416
Vodafone Group PLC Sponsored ADR (United Kingdom)	240,423	4,969,543
		34,521,064
Toys, Games & Hobbies – 1.2%
Nintendo Co. Ltd.	12,000	3,492,001
Transportation – 0.9%
Deutsche Post AG	172,271	2,511,648
TOTAL COMMON STOCK (Cost $332,115,662)		263,826,637
PREFERRED STOCK – 1.4%
Mining – 1.4%
Vale SA Sponsored ADR (Brazil) 2.190%	191,752	4,030,627
TOTAL PREFERRED STOCK (Cost $2,736,273)		4,030,627
TOTAL EQUITIES (Cost $334,851,935)		267,857,264
RIGHTS – 0.0%
Electric – 0.0%
Iberdrola SA (a)	358,349	84,122
TOTAL RIGHTS (Cost $84,023)		84,122
TOTAL LONG-TERM INVESTMENTS (Cost $334,935,958)		267,941,386
	Principal Amount
SHORT-TERM INVESTMENTS – 4.2%
Repurchase Agreement – 4.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$12,041,939	12,041,939
TOTAL SHORT-TERM INVESTMENTS (Cost $12,041,939)		12,041,939
TOTAL INVESTMENTS – 96.3% (Cost $346,977,897) (c)		279,983,325
Other Assets/ (Liabilities) – 3.7%		10,887,483
NET ASSETS – 100.0%		$290,870,808

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $12,041,942. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 8/15/39 - 9/25/39, and an aggregate market value, including accrued interest, of $12,284,197.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 99.4%
COMMON STOCK – 99.4%
Advertising – 1.4%
Omnicom Group, Inc.	33,330	$1,143,219
Apparel – 2.9%
Burberry Group PLC	74,300	838,173
Nike, Inc. Class B	23,320	1,575,266
		2,413,439
Banks – 7.5%
Bank of New York Mellon Corp.	64,400	1,590,036
Erste Group Bank AG	19,542	624,848
ICICI Bank Ltd. Sponsored ADR (India)	11,510	415,972
Intesa Sanpaolo	82,120	217,350
Julius Baer Group Ltd.	27,817	792,193
Komercni Banka AS	1,639	266,465
Standard Chartered PLC	34,150	829,355
State Street Corp.	43,960	1,486,727
		6,222,946
Beverages – 6.7%
Diageo PLC	107,020	1,677,575
Dr. Pepper Snapple Group, Inc.	1,450	54,216
Heineken NV	51,760	2,205,197
PepsiCo, Inc.	11,330	690,563
Pernod-Ricard SA	11,142	866,279
		5,493,830
Chemicals – 8.9%
Air Liquide	8,759	884,232
Akzo Nobel NV	17,140	891,114
Givaudan SA Registered	922	779,532
International Flavors & Fragrances, Inc.	6,260	265,549
Linde AG	20,480	2,161,356
Monsanto Co.	7,740	357,743
Praxair, Inc.	10,940	831,331
The Sherwin-Williams Co.	7,130	493,325
Shin-Etsu Chemical Co. Ltd.	15,300	711,067
		7,375,249
Computers – 1.9%
Accenture PLC Class A	34,390	1,329,174
DST Systems, Inc.	5,650	204,191
		1,533,365
Cosmetics & Personal Care – 2.8%
Beiersdorf AG	7,400	408,850
Kao Corp.	32,200	756,180
The Procter & Gamble Co.	18,830	1,129,423
		2,294,453
Diversified Financial – 4.1%
Aeon Credit Service Co. Ltd.	21,100	186,948
American Express Co.	19,380	769,386
Deutsche Boerse AG	11,920	727,893
The Goldman Sachs Group, Inc.	7,820	1,026,531
UBS AG (a)	53,178	705,101
		3,415,859
Electric – 0.2%
Red Electrica Corp. SA	5,318	191,063
Electrical Components & Equipment – 2.6%
Legrand SA	31,310	927,098
Schneider Electric SA	11,944	1,215,039
		2,142,137
Electronics – 2.6%
Hirose Electric Co. Ltd.	1,600	145,935
Hoya Corp.	41,300	876,069
Waters Corp. (a)	17,220	1,114,134
		2,136,138
Entertainment – 0.9%
Ladbrokes PLC	138,550	261,736
William Hill PLC	181,650	458,321
		720,057
Foods – 7.7%
Danone SA	16,011	859,354
General Mills, Inc.	32,780	1,164,346
The J.M. Smucker Co.	17,570	1,058,065
Nestle SA	58,222	2,809,992
Tesco PLC	85,300	480,472
		6,372,229
Forest Products & Paper – 1.2%
Svenska Cellulosa AB Class B	80,200	948,746
Gas – 0.5%
Gaz De France	13,979	397,507
Health Care - Products – 7.1%
Alcon, Inc.	1,620	240,068
Cie Generale d'Optique Essilor International SA	6,510	389,573
Johnson & Johnson	16,660	983,940
Medtronic, Inc.	37,220	1,349,969
Sonova Holding AG	1,764	216,380
St. Jude Medical, Inc. (a)	29,080	1,049,497
Synthes, Inc.	6,890	792,488
Zimmer Holdings, Inc. (a)	15,180	820,479
		5,842,394
Health Care - Services – 1.2%
Thermo Fisher Scientific, Inc. (a)	19,810	971,681
Holding Company - Diversified – 2.0%
LVMH Moet Hennessy Louis Vuitton SA	14,890	1,630,155
Household Products – 2.2%
Reckitt Benckiser Group PLC	39,990	1,850,543
Insurance – 1.4%
AXA SA	38,800	591,420
Swiss Reinsurance Co. Ltd.	13,210	543,560
		1,134,980
Leisure Time – 0.3%
Harley-Davidson, Inc.	11,480	255,200
Machinery - Diversified – 0.4%
Rockwell Automation, Inc.	6,140	301,413
Manufacturing – 4.0%
3M Co.	21,150	1,670,639
Honeywell International, Inc.	26,340	1,028,050
Smiths Group PLC	36,459	577,267
		3,275,956
Media – 3.8%
The Walt Disney Co.	55,820	1,758,330
Wolters Kluwer NV	20,310	389,517
WPP PLC	105,596	993,399
		3,141,246
Office Equipment/Supplies – 1.0%
Canon, Inc.	22,100	823,118

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas – 3.0%
Chevron Corp.	9,850	$668,421
Inpex Corp.	141	782,877
Royal Dutch Shell PLC Class A	16,380	417,736
Total SA	13,760	615,486
		2,484,520
Oil & Gas Services – 1.0%
National Oilwell Varco, Inc.	25,990	859,489
Pharmaceuticals – 6.0%
Actelion Ltd. (a)	4,383	163,494
Bayer AG	22,255	1,248,014
DENTSPLY International, Inc.	23,730	709,764
Merck KGAA	12,160	890,372
Roche Holding AG	13,890	1,907,956
		4,919,600
Retail – 3.6%
Abercrombie & Fitch Co. Class A	12,080	370,735
Cie Financiere Richemont SA	28,666	997,585
Lawson, Inc.	5,100	222,669
Sally Beauty Holdings, Inc. (a)	22,080	181,056
Walgreen Co.	44,760	1,195,092
		2,967,137
Semiconductors – 2.1%
Intel Corp.	43,400	844,130
Samsung Electronics Co., Ltd.	1,439	903,531
		1,747,661
Software – 2.1%
Oracle Corp.	79,880	1,714,225
Telecommunications – 2.4%
Cisco Systems, Inc. (a)	67,140	1,430,754
Singapore Telecommunications Ltd.	240,000	519,507
Singapore Telecommunications Ltd.	8,000	17,140
		1,967,401
Transportation – 3.9%
Canadian National Railway Co.	24,140	1,385,153
TNT NV	32,515	823,671
United Parcel Service, Inc. Class B	18,140	1,031,985
		3,240,809
TOTAL COMMON STOCK (Cost $76,226,639)		81,927,765
TOTAL EQUITIES (Cost $76,226,639)		81,927,765
TOTAL LONG-TERM INVESTMENTS (Cost $76,226,639)		81,927,765
	Principal Amount
SHORT-TERM INVESTMENTS – 1.0%
Repurchase Agreement – 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$859,724	859,724
Time Deposits – 0.0%
Euro Time Deposit 0.010% 7/01/10	5,056	5,056
TOTAL SHORT-TERM INVESTMENTS (Cost $864,780)		864,780
TOTAL INVESTMENTS – 100.4% (Cost $77,091,419) (c)		82,792,545
Other Assets/ (Liabilities) – (0.4)%		(325,850)
NET ASSETS – 100.0%		$82,466,695

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $859,724. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $878,424.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 97.3%
COMMON STOCK – 97.3%
Aerospace & Defense – 1.4%
The Boeing Co.	10,300	$646,325
Spirit AeroSystems Holdings, Inc. Class A (a)	44,600	850,076
United Technologies Corp.	5,800	376,478
		1,872,879
Agriculture – 5.0%
Altria Group, Inc.	16,200	324,648
Philip Morris International, Inc.	143,100	6,559,704
		6,884,352
Banks – 0.2%
Bank of New York Mellon Corp.	9,000	222,210
Beverages – 1.9%
PepsiCo, Inc.	42,200	2,572,090
Biotechnology – 1.6%
Celgene Corp. (a)	44,000	2,236,080
Chemicals – 2.4%
Air Products & Chemicals, Inc.	13,900	900,859
Monsanto Co.	39,800	1,839,556
Potash Corporation of Saskatchewan, Inc.	6,600	569,184
		3,309,599
Commercial Services – 2.1%
Iron Mountain, Inc.	31,900	716,474
Strayer Education, Inc.	2,050	426,174
Visa, Inc. Class A	23,800	1,683,850
		2,826,498
Computers – 3.4%
Apple, Inc. (a)	4,700	1,182,191
Hewlett-Packard Co.	15,500	670,840
International Business Machines Corp.	11,800	1,457,064
NetApp, Inc. (a)	15,600	582,036
Research In Motion Ltd. (a)	16,900	832,494
		4,724,625
Cosmetics & Personal Care – 2.8%
Colgate-Palmolive Co.	23,500	1,850,860
The Procter & Gamble Co.	33,500	2,009,330
		3,860,190
Diversified Financial – 5.4%
The Charles Schwab Corp.	146,100	2,071,698
The Goldman Sachs Group, Inc.	19,100	2,507,257
JP Morgan Chase & Co.	66,400	2,430,904
T. Rowe Price Group, Inc.	10,500	466,095
		7,475,954
Electric – 0.3%
Edison International	8,400	266,448
PPL Corp.	7,200	179,640
		446,088
Electrical Components & Equipment – 0.7%
Emerson Electric Co.	22,100	965,549
Electronics – 1.1%
Jabil Circuit, Inc.	35,600	473,480
Mettler-Toledo International, Inc. (a)	2,500	279,075
Tyco Electronics Ltd.	27,700	703,026
		1,455,581
Energy - Alternate Sources – 0.5%
First Solar, Inc. (a)	6,000	682,980
Engineering & Construction – 0.2%
Jacobs Engineering Group, Inc. (a)	6,000	218,640
Entertainment – 0.4%
DreamWorks Animation SKG, Inc. Class A (a)	17,500	499,625
Foods – 1.9%
General Mills, Inc.	22,400	795,648
Kraft Foods, Inc. Class A	55,601	1,556,828
Unilever NV NY Shares	9,900	270,468
		2,622,944
Forest Products & Paper – 0.2%
Plum Creek Timber Co., Inc.	8,200	283,146
Gas – 0.1%
Sempra Energy	4,200	196,518
Hand & Machine Tools – 0.2%
Stanley Black & Decker, Inc.	4,800	242,496
Health Care - Products – 2.7%
Baxter International, Inc.	11,900	483,616
Boston Scientific Corp. (a)	173,300	1,005,140
Medtronic, Inc.	60,200	2,183,454
		3,672,210
Health Care - Services – 1.2%
DaVita, Inc. (a)	13,800	861,672
Universal Health Services, Inc. Class B	19,600	747,740
		1,609,412
Insurance – 4.9%
ACE Ltd.	9,500	489,060
The Allstate Corp.	97,500	2,801,175
Aon Corp.	33,300	1,236,096
Berkshire Hathaway, Inc. Class A (a)	2	240,000
The Progressive Corp.	106,500	1,993,680
		6,760,011
Internet – 2.7%
Akamai Technologies, Inc. (a)	19,400	787,058
Google, Inc. Class A (a)	6,500	2,892,175
		3,679,233
Iron & Steel – 2.6%
Allegheny Technologies, Inc.	38,200	1,688,058
Cliffs Natural Resources, Inc.	17,000	801,720
Nucor Corp.	29,600	1,133,088
		3,622,866
Leisure Time – 0.5%
Carnival Corp.	23,300	704,592
Machinery - Diversified – 0.7%
Cummins, Inc.	14,700	957,411
Manufacturing – 1.6%
Danaher Corp.	20,800	772,096
General Electric Co.	52,600	758,492
Illinois Tool Works, Inc.	14,900	615,072
		2,145,660

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media – 3.9%
CBS Corp. Class B	72,400	$936,132
Gannett Co., Inc.	35,400	476,484
Scripps Networks Interactive Class A	23,400	943,956
Time Warner Cable, Inc.	28,000	1,458,240
Viacom, Inc. Class B	30,600	959,922
The Walt Disney Co.	19,800	623,700
		5,398,434
Mining – 2.7%
Barrick Gold Corp.	31,000	1,407,710
Vulcan Materials Co.	53,100	2,327,373
		3,735,083
Oil & Gas – 5.8%
Anadarko Petroleum Corp.	31,300	1,129,617
Cenovus Energy, Inc.	33,200	856,228
Chevron Corp.	28,300	1,920,438
Diamond Offshore Drilling, Inc.	4,900	304,731
Pioneer Natural Resources Co.	21,100	1,254,395
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	45,300	2,274,966
Royal Dutch Shell PLC B Shares Sponsored ADR (United Kingdom)	5,800	280,024
		8,020,399
Oil & Gas Services – 4.7%
Halliburton Co.	46,500	1,141,575
Schlumberger Ltd.	42,900	2,374,086
Transocean Ltd. (a)	26,300	1,218,479
Weatherford International Ltd. (a)	135,700	1,783,098
		6,517,238
Pharmaceuticals – 5.4%
Allergan, Inc.	34,700	2,021,622
Bristol-Myers Squibb Co.	20,900	521,246
Merck & Co., Inc.	60,509	2,116,000
Shire PLC Sponsored ADR (United Kingdom)	35,600	2,185,128
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	10,300	535,497
		7,379,493
Real Estate Investment Trusts (REITS) – 0.3%
Ventas, Inc.	8,900	417,855
Retail – 7.6%
Coach, Inc.	30,000	1,096,500
The Home Depot, Inc.	26,200	735,434
Lowe's Cos., Inc.	76,200	1,556,004
McDonald's Corp.	6,000	395,220
Target Corp.	89,400	4,395,798
Urban Outfitters, Inc. (a)	46,700	1,606,013
Wal-Mart Stores, Inc.	13,900	668,173
		10,453,142
Savings & Loans – 0.2%
Hudson City Bancorp, Inc.	21,400	261,936
Semiconductors – 2.5%
Broadcom Corp. Class A	66,600	2,195,802
Maxim Integrated Products, Inc.	46,400	776,272
Microchip Technology, Inc.	18,500	513,190
		3,485,264
Software – 3.2%
Adobe Systems, Inc. (a)	27,700	732,111
Cerner Corp. (a)	31,900	2,420,891
Microsoft Corp.	31,900	734,019
Oracle Corp.	24,600	527,916
		4,414,937
Telecommunications – 7.8%
American Tower Corp. Class A (a)	67,700	3,012,650
Cisco Systems, Inc. (a)	139,300	2,968,483
Juniper Networks, Inc. (a)	89,100	2,033,262
Qualcomm, Inc.	75,200	2,469,568
Qwest Communications International, Inc.	39,500	207,375
		10,691,338
Toys, Games & Hobbies – 1.4%
Nintendo Co. Ltd. Sponsored ADR (Japan)	50,300	1,874,782
Transportation – 2.6%
FedEx Corp.	24,400	1,710,684
Norfolk Southern Corp.	34,800	1,846,140
		3,556,824
Water – 0.5%
American Water Works Co., Inc.	30,700	632,420
TOTAL COMMON STOCK (Cost $132,981,987)		133,588,584
TOTAL EQUITIES (Cost $132,981,987)		133,588,584
TOTAL LONG-TERM INVESTMENTS (Cost $132,981,987)		133,588,584
	Principal Amount
SHORT-TERM INVESTMENTS – 2.3%
Repurchase Agreement – 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$3,089,148	3,089,148
Time Deposits – 0.0%
Euro Time Deposit 0.010% 7/01/10	2,991	2,991
TOTAL SHORT-TERM INVESTMENTS (Cost $3,092,139)		3,092,139
TOTAL INVESTMENTS – 99.6% (Cost $136,074,126) (c)		136,680,723
Other Assets/ (Liabilities) – 0.4%		603,626
NET ASSETS – 100.0%		$137,284,349

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,089,149. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 11/25/39, and an aggregate market value, including accrued interest, of $3,154,458.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 100.0%
COMMON STOCK – 100.0%
Aerospace & Defense – 1.4%
Cubic Corp.	1,472	$53,551
General Dynamics Corp.	1,133	66,348
Lockheed Martin Corp.	1,249	93,051
Northrop Grumman Corp.	25,229	1,373,467
Raytheon Co.	7,077	342,456
		1,928,873
Agriculture – 1.1%
Philip Morris International, Inc.	7,343	336,603
Reynolds American, Inc.	21,303	1,110,313
		1,446,916
Apparel – 0.1%
The Timberland Co. Class A (a)	5,468	88,308
Auto Manufacturers – 0.8%
Ford Motor Co. (a)	33,126	333,910
Oshkosh Corp. (a)	25,565	796,606
		1,130,516
Automotive & Parts – 0.2%
The Goodyear Tire & Rubber Co. (a)	2,844	28,269
TRW Automotive Holdings Corp. (a)	10,807	297,949
		326,218
Banks – 5.3%
Bank of America Corp.	184,178	2,646,638
Bank of New York Mellon Corp.	18,963	468,196
BB&T Corp.	3,163	83,219
Canadian Imperial Bank of Commerce	217	13,504
Cullen/Frost Bankers, Inc.	806	41,428
Fifth Third Bancorp	16,203	199,135
First Horizon National Corp. (a)	51	584
PNC Financial Services Group, Inc.	1,506	85,089
Regions Financial Corp.	8,359	55,002
SunTrust Banks, Inc.	1,502	34,997
The Toronto-Dominion Bank	16,321	1,059,396
U.S. Bancorp	46,552	1,040,437
Wells Fargo & Co.	52,356	1,340,314
Westamerica Bancorp	1,720	90,334
		7,158,273
Beverages – 1.4%
The Coca-Cola Co.	6,096	305,531
Coca-Cola Enterprises, Inc.	11,751	303,881
Dr. Pepper Snapple Group, Inc.	33,020	1,234,618
		1,844,030
Biotechnology – 1.6%
Amgen, Inc. (a)	38,166	2,007,532
Biogen Idec, Inc. (a)	3,823	181,401
		2,188,933
Chemicals – 2.4%
Ashland, Inc.	25,122	1,166,163
Cytec Industries, Inc.	1,417	56,666
E.I. du Pont de Nemours & Co.	36,327	1,256,551
Huntsman Corp.	8,877	76,964
The Lubrizol Corp.	761	61,116
Minerals Technologies, Inc.	2,411	114,619
OM Group, Inc. (a)	12,684	302,640
The Valspar Corp.	7,319	220,448
		3,255,167
Commercial Services – 2.0%
Apollo Group, Inc. Class A (a)	410	17,413
Automatic Data Processing, Inc.	21,469	864,342
Convergys Corp. (a)	31,991	313,832
Corinthian Colleges, Inc. (a)	4,921	48,472
Donnelley (R.R.) & Sons Co.	50,753	830,826
Rent-A-Center, Inc. (a)	33,710	682,964
		2,757,849
Computers – 9.5%
Accenture PLC Class A	25,874	1,000,030
Apple, Inc. (a)	8,849	2,225,789
Computer Sciences Corp.	15,353	694,723
EMC Corp. (a)	21,129	386,661
Hewlett-Packard Co.	49,169	2,128,034
International Business Machines Corp.	28,654	3,538,196
Mentor Graphics Corp. (a)	906	8,018
SanDisk Corp. (a)	15,872	667,735
Seagate Technology (a)	67,687	882,638
Synaptics, Inc. (a)	2,381	65,478
Synopsys, Inc. (a)	13,466	281,035
Western Digital Corp. (a)	36,172	1,090,948
		12,969,285
Cosmetics & Personal Care – 2.3%
The Estee Lauder Cos., Inc. Class A	10,059	560,588
The Procter & Gamble Co.	42,902	2,573,262
		3,133,850
Distribution & Wholesale – 0.2%
Tech Data Corp. (a)	8,440	300,633
Diversified Financial – 4.6%
American Express Co.	14,392	571,362
AmeriCredit Corp. (a)	20,082	365,894
BlackRock, Inc.	952	136,517
Citigroup, Inc. (a)	107,056	402,531
CME Group, Inc.	316	88,970
The Goldman Sachs Group, Inc.	6,974	915,477
Investment Technology Group, Inc. (a)	2,394	38,448
JP Morgan Chase & Co.	80,384	2,942,858
Legg Mason, Inc.	24,884	697,498
Ocwen Financial Corp. (a)	5,994	61,079
		6,220,634
Electric – 3.4%
Constellation Energy Group, Inc.	42,306	1,364,369
DTE Energy Co.	17,974	819,794
Entergy Corp.	2,370	169,739
Exelon Corp.	11,174	424,277
Integrys Energy Group, Inc.	25,566	1,118,257
NextEra Energy, Inc.	13,676	666,842
PPL Corp.	1,955	48,777
		4,612,055
Electrical Components & Equipment – 0.4%
Emerson Electric Co.	11,002	480,678

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
General Cable Corp. (a)	2,259	$60,202
		540,880
Electronics – 0.7%
Brady Corp. Class A	1,544	38,477
Celestica, Inc. (a)	92,864	748,484
Garmin Ltd.	3,322	96,936
Tyco Electronics Ltd.	1,198	30,405
		914,302
Engineering & Construction – 1.3%
Emcor Group, Inc. (a)	48,148	1,115,589
The Shaw Group, Inc. (a)	17,469	597,789
		1,713,378
Environmental Controls – 0.1%
Republic Services, Inc.	6,518	193,780
Foods – 3.7%
ConAgra Foods, Inc.	932	21,734
Corn Products International, Inc.	4,121	124,866
Del Monte Foods Co.	79,045	1,137,458
Dole Food Co., Inc. (a)	16,418	171,240
Fresh Del Monte Produce, Inc. (a)	377	7,630
General Mills, Inc.	24,592	873,508
The Hershey Co.	5,660	271,284
Kraft Foods, Inc. Class A	16,414	459,592
Sara Lee Corp.	70,615	995,671
SUPERVALU, Inc.	3,727	40,401
Tyson Foods, Inc. Class A	59,807	980,237
		5,083,621
Forest Products & Paper – 0.3%
Domtar Corp.	2,439	119,877
International Paper Co.	11,493	260,086
		379,963
Gas – 0.3%
Nicor, Inc.	7,026	284,553
NiSource, Inc.	7,710	111,795
		396,348
Health Care - Products – 4.2%
Becton, Dickinson & Co.	18,295	1,237,108
Hill-Rom Holdings, Inc.	14,496	441,113
Johnson & Johnson	59,107	3,490,859
Medtronic, Inc.	13,628	494,288
		5,663,368
Health Care - Services – 1.8%
Centene Corp. (a)	6,235	134,053
Coventry Health Care, Inc. (a)	25,305	447,392
Humana, Inc. (a)	17,273	788,858
WellPoint, Inc. (a)	21,214	1,038,001
		2,408,304
Home Furnishing – 0.5%
Whirlpool Corp.	7,267	638,188
Household Products – 1.2%
American Greetings Corp. Class A	10,417	195,423
Blyth, Inc.	776	26,438
Kimberly-Clark Corp.	23,860	1,446,632
		1,668,493
Insurance – 4.9%
ACE Ltd.	19,538	1,005,816
Allied World Assurance Co. Holdings Ltd.	1,885	85,541
The Allstate Corp.	1,643	47,203
American Financial Group, Inc.	32,979	900,986
Arch Capital Group Ltd. (a)	1,513	112,719
Aspen Insurance Holdings Ltd.	23,364	578,025
Berkshire Hathaway, Inc. Class B (a)	5,882	468,737
Endurance Specialty Holdings Ltd.	4,412	165,582
The Hartford Financial Services Group, Inc.	1,998	44,216
Horace Mann Educators Corp.	5,530	84,609
Loews Corp.	730	24,316
Metlife, Inc.	1,292	48,786
Principal Financial Group, Inc.	47,297	1,108,642
Protective Life Corp.	3,098	66,266
Prudential Financial, Inc.	29,994	1,609,478
Reinsurance Group of America, Inc. Class A	1,110	50,738
Sun Life Financial, Inc.	10,709	281,754
Transatlantic Holdings, Inc.	1,160	55,634
		6,739,048
Internet – 1.5%
AOL, Inc. (a)	12,829	266,715
EarthLink, Inc.	24,161	192,322
Google, Inc. Class A (a)	2,359	1,049,637
Symantec Corp. (a)	39,656	550,425
		2,059,099
Investment Companies – 0.2%
Apollo Investment Corp.	36,392	339,537
Iron & Steel – 0.3%
Reliance Steel & Aluminum Co.	10,137	366,453
Lodging – 0.1%
Wyndham Worldwide Corp.	4,351	87,629
Machinery - Construction & Mining – 0.5%
Caterpillar, Inc.	12,017	721,861
Machinery - Diversified – 0.8%
Briggs & Stratton Corp.	8,430	143,478
Cummins, Inc.	2,844	185,230
Eaton Corp.	11,286	738,556
		1,067,264
Manufacturing – 2.4%
3M Co.	5,226	412,802
Carlisle Cos., Inc.	14,820	535,447
Eastman Kodak Co. (a)	26,104	113,291
General Electric Co.	93,379	1,346,525
Honeywell International, Inc.	7,496	292,569
Parker Hannifin Corp.	9,218	511,230
		3,211,864
Media – 2.6%
Comcast Corp. Class A	60,664	1,053,734
Gannett Co., Inc.	37,525	505,086
Scholastic Corp.	6,438	155,285
Time Warner, Inc.	52,375	1,514,161
The Walt Disney Co.	9,069	285,674
		3,513,940
Metal Fabricate & Hardware – 0.5%
Mueller Industries, Inc.	3,561	87,600
Timken Co. The (United States)	14,117	366,901
Worthington Industries, Inc.	12,938	166,383
		620,884
Mining – 0.8%
Freeport-McMoRan Copper & Gold, Inc.	17,890	1,057,836

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kinross Gold Corp.	1,634	$27,925
		1,085,761
Office Equipment/Supplies – 0.1%
Xerox Corp.	21,541	173,190
Oil & Gas – 9.8%
Chevron Corp.	44,940	3,049,628
ConocoPhillips	40,900	2,007,781
Exxon Mobil Corp.	83,886	4,787,374
Hess Corp.	5,775	290,714
Murphy Oil Corp.	20,071	994,518
Occidental Petroleum Corp.	27,721	2,138,675
		13,268,690
Oil & Gas Services – 0.6%
Complete Production Services, Inc. (a)	13,604	194,537
National Oilwell Varco, Inc.	7,624	252,126
Transocean Ltd. (a)	9,342	432,815
		879,478
Packaging & Containers – 0.1%
Graphic Packaging Holding Co. (a)	43,874	138,203
Pharmaceuticals – 5.8%
Bristol-Myers Squibb Co.	74,487	1,857,706
Cardinal Health, Inc.	2,281	76,664
Cephalon, Inc. (a)	13,730	779,177
Cubist Pharmaceuticals, Inc. (a)	10,381	213,849
Eli Lilly & Co.	57,667	1,931,844
Endo Pharmaceuticals Holdings, Inc. (a)	9,858	215,102
Forest Laboratories, Inc. (a)	6,832	187,402
King Pharmaceuticals, Inc. (a)	15,992	121,379
Merck & Co., Inc.	3,053	106,763
Pfizer, Inc.	156,114	2,226,186
Talecris Biotherapeutics Holdings Corp. (a)	6,826	144,029
		7,860,101
Pipelines – 0.1%
The Williams Cos., Inc.	6,351	116,096
Real Estate Investment Trusts (REITS) – 0.7%
CapitalSource, Inc.	29,940	142,514
CBL & Associates Properties, Inc.	5,064	62,996
Duke Realty Corp.	4,996	56,705
Public Storage	3,823	336,080
Simon Property Group, Inc.	4,671	377,183
Vornado Realty Trust	110	8,025
		983,503
Retail – 5.2%
AnnTaylor Stores Corp. (a)	3,330	54,179
Barnes & Noble, Inc.	10,178	131,296
Big Lots, Inc. (a)	5,053	162,151
Cash America International, Inc.	1,357	46,504
Dillard's, Inc. Class A	11,854	254,861
Dollar Tree, Inc. (a)	3,402	141,625
Family Dollar Stores, Inc.	6,400	241,216
The Gap, Inc.	63,706	1,239,719
The Home Depot, Inc.	5,384	151,129
Jones Apparel Group, Inc.	33,462	530,373
Macy's, Inc.	1,549	27,727
McDonald's Corp.	19,364	1,275,507
OfficeMax, Inc. (a)	3,188	41,635
Ross Stores, Inc.	14,165	754,853
Starbucks Corp.	10,066	244,604
Wal-Mart Stores, Inc.	28,518	1,370,860
Williams-Sonoma, Inc.	15,944	395,730
		7,063,969
Semiconductors – 3.4%
Broadcom Corp. Class A	3,125	103,031
Integrated Device Technology, Inc. (a)	8,577	42,456
Intel Corp.	134,858	2,622,988
LSI Corp. (a)	85,688	394,165
Maxim Integrated Products, Inc.	9,121	152,594
Micron Technology, Inc. (a)	75,217	638,592
Texas Instruments, Inc.	31,337	729,526
		4,683,352
Software – 2.7%
ACI Worldwide, Inc. (a)	6,174	120,208
Acxiom Corp. (a)	5,177	76,050
Fair Isaac Corp.	2,382	51,904
Microsoft Corp.	111,682	2,569,803
Oracle Corp.	41,026	880,418
		3,698,383
Telecommunications – 5.2%
Anixter International, Inc. (a)	4,540	193,404
Arris Group, Inc. (a)	19,036	193,977
AT&T, Inc.	115,773	2,800,549
Cisco Systems, Inc. (a)	36,075	768,758
CommScope, Inc. (a)	6,890	163,775
Motorola, Inc. (a)	7,833	51,071
Qwest Communications International, Inc.	76,192	400,008
RF Micro Devices, Inc. (a)	45,923	179,559
Sprint Nextel Corp. (a)	47,561	201,659
Verizon Communications, Inc.	77,407	2,168,944
		7,121,704
Transportation – 0.9%
CSX Corp.	12,674	629,011
FedEx Corp.	3,072	215,378
United Parcel Service, Inc. Class B	6,518	370,809
		1,215,198
TOTAL COMMON STOCK (Cost $135,849,846)		135,977,372
TOTAL EQUITIES (Cost $135,849,846)		135,977,372
TOTAL LONG-TERM INVESTMENTS (Cost $135,849,846)		135,977,372
	Principal Amount
SHORT-TERM INVESTMENTS – 0.1%
Repurchase Agreement – 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$115,945	115,945
Time Deposits – 0.0%
Euro Time Deposit 0.010% 7/01/10	2,331	2,331
TOTAL SHORT-TERM INVESTMENTS (Cost $118,276)		118,276

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Value
TOTAL INVESTMENTS – 100.1% (Cost $135,968,122) (c)	$136,095,648
Other Assets/ (Liabilities) – (0.1)%	(99,309)
NET ASSETS – 100.0%	$135,996,339

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $115,945. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $122,003.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 97.2%
COMMON STOCK – 97.2%
Agriculture – 1.5%
Philip Morris International, Inc.	40,540	$1,858,354
Apparel – 1.2%
Nike, Inc. Class B	22,590	1,525,954
Beverages – 1.6%
PepsiCo, Inc.	34,130	2,080,223
Biotechnology – 3.6%
Alexion Pharmaceuticals, Inc. (a)	11,150	570,769
Amgen, Inc. (a)	23,680	1,245,568
Celgene Corp. (a)	38,920	1,977,914
Vertex Pharmaceuticals, Inc. (a)	21,240	698,796
		4,493,047
Chemicals – 1.8%
FMC Corp.	16,810	965,398
Praxair, Inc.	17,330	1,316,907
		2,282,305
Coal – 0.8%
Walter Energy, Inc.	17,510	1,065,484
Commercial Services – 1.6%
Visa, Inc. Class A	28,680	2,029,110
Computers – 9.6%
Apple, Inc. (a)	25,970	6,532,234
Cognizant Technology Solutions Corp. Class A (a)	17,700	886,062
EMC Corp. (a)	143,200	2,620,560
NetApp, Inc. (a)	38,090	1,421,138
Research In Motion Ltd. (a)	13,810	680,281
		12,140,275
Cosmetics & Personal Care – 2.2%
Avon Products, Inc.	39,890	1,057,085
Colgate-Palmolive Co.	21,000	1,653,960
		2,711,045
Diversified Financial – 5.4%
BlackRock, Inc.	13,250	1,900,050
Franklin Resources, Inc.	10,400	896,376
IntercontinentalExchange, Inc. (a)	16,430	1,857,083
JP Morgan Chase & Co.	57,230	2,095,190
		6,748,699
Electric – 0.7%
The AES Corp. (a)	100,760	931,022
Electrical Components & Equipment – 1.1%
AMETEK, Inc.	33,710	1,353,457
Entertainment – 0.3%
DreamWorks Animation SKG, Inc. Class A (a)	12,210	348,596
Foods – 0.7%
General Mills, Inc.	25,160	893,683
Health Care - Products – 1.0%
QIAGEN NV (a)	22,830	438,793
ResMed, Inc. (a)	12,860	782,016
		1,220,809
Household Products – 0.9%
Church & Dwight Co., Inc.	17,910	1,123,136
Internet – 7.5%
Amazon.com, Inc. (a)	27,660	3,022,131
Check Point Software Technologies Ltd. (a)	51,800	1,527,064
F5 Networks, Inc. (a)	14,280	979,180
Google, Inc. Class A (a)	7,110	3,163,594
Priceline.com, Inc. (a)	3,920	692,037
		9,384,006
Iron & Steel – 0.7%
Cliffs Natural Resources, Inc.	17,630	831,431
Lodging – 1.8%
Marriott International, Inc. Class A	73,910	2,212,865
Machinery - Construction & Mining – 0.8%
Bucyrus International, Inc. Class A	20,720	983,164
Machinery - Diversified – 3.9%
Cummins, Inc.	40,730	2,652,745
Deere & Co.	41,000	2,282,880
		4,935,625
Manufacturing – 3.8%
3M Co.	33,250	2,626,418
Danaher Corp.	56,970	2,114,726
		4,741,144
Media – 2.0%
DIRECTV Class A (a)	20,990	711,981
The Walt Disney Co.	58,820	1,852,830
		2,564,811
Metal Fabricate & Hardware – 1.8%
Precision Castparts Corp.	22,610	2,327,021
Mining – 0.6%
Freeport-McMoRan Copper & Gold, Inc.	13,390	791,751
Oil & Gas – 3.9%
Concho Resources, Inc. (a)	26,460	1,464,032
Occidental Petroleum Corp.	30,640	2,363,876
Petrohawk Energy Corp. (a)	61,030	1,035,679
		4,863,587
Oil & Gas Services – 3.3%
Halliburton Co.	87,810	2,155,736
Schlumberger Ltd.	36,780	2,035,405
		4,191,141
Pharmaceuticals – 7.1%
Allergan, Inc.	27,170	1,582,924
AmerisourceBergen Corp.	29,560	938,530
Express Scripts, Inc. (a)	38,470	1,808,859
Merck & Co., Inc.	39,590	1,384,462
Shire PLC Sponsored ADR (United Kingdom)	21,470	1,317,829
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	37,110	1,929,349
		8,961,953
Retail – 6.9%
Costco Wholesale Corp.	25,080	1,375,137
Kohl's Corp. (a)	26,410	1,254,475
Limited Brands, Inc.	32,340	713,744
Lowe's Cos., Inc.	27,500	561,550
McDonald's Corp.	30,560	2,012,987

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Target Corp.	31,730	$1,560,164
Tiffany & Co.	30,520	1,157,013
		8,635,070
Semiconductors – 2.4%
Broadcom Corp. Class A	41,460	1,366,936
Marvell Technology Group Ltd. (a)	104,320	1,644,083
		3,011,019
Software – 6.7%
Adobe Systems, Inc. (a)	57,320	1,514,968
Citrix Systems, Inc. (a)	28,550	1,205,666
Microsoft Corp.	139,930	3,219,789
Oracle Corp.	114,730	2,462,106
		8,402,529
Telecommunications – 6.1%
American Tower Corp. Class A (a)	49,110	2,185,395
Cisco Systems, Inc. (a)	174,150	3,711,136
Juniper Networks, Inc. (a)	57,390	1,309,640
Tellabs, Inc.	78,100	499,059
		7,705,230
Transportation – 3.9%
CSX Corp.	37,840	1,877,999
Expeditors International of Washington, Inc.	36,440	1,257,545
FedEx Corp.	25,420	1,782,196
		4,917,740
TOTAL COMMON STOCK (Cost $133,297,828)		122,265,286
TOTAL EQUITIES (Cost $133,297,828)		122,265,286
TOTAL LONG-TERM INVESTMENTS (Cost $133,297,828)		122,265,286
	Principal Amount
SHORT-TERM INVESTMENTS – 3.1%
Repurchase Agreement – 3.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$3,930,386	3,930,386
TOTAL SHORT-TERM INVESTMENTS (Cost $3,930,386)		3,930,386
TOTAL INVESTMENTS – 100.3% (Cost $137,228,214) (c)		126,195,672
Other Assets/ (Liabilities) – (0.3)%		(375,165)
NET ASSETS – 100.0%		$125,820,507

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,930,387. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $4,012,531.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 94.7%
COMMON STOCK – 94.7%
Advertising – 1.0%
Lamar Advertising Co. Class A (a)	110,000	$2,697,200
Aerospace & Defense – 2.0%
Alliant Techsystems, Inc. (a)	16,000	992,960
Goodrich Corp.	27,000	1,788,750
Rockwell Collins, Inc.	53,000	2,815,890
		5,597,600
Airlines – 0.1%
Southwest Airlines Co.	28,000	311,080
Automotive & Parts – 0.6%
WABCO Holdings, Inc. (a)	55,000	1,731,400
Banks – 2.7%
Fifth Third Bancorp	141,000	1,732,890
KeyCorp	98,000	753,620
Marshall & Ilsley Corp.	178,000	1,278,040
Popular, Inc. (a)	377,000	1,010,360
SunTrust Banks, Inc.	45,000	1,048,500
TCF Financial Corp.	109,000	1,810,490
		7,633,900
Biotechnology – 3.6%
Alexion Pharmaceuticals, Inc. (a)	24,000	1,228,560
Human Genome Sciences, Inc. (a)	90,000	2,039,400
Illumina, Inc. (a)	59,000	2,568,270
Millipore Corp. (a)	16,000	1,706,400
Regeneron Pharmaceuticals, Inc. (a)	36,000	803,520
Vertex Pharmaceuticals, Inc. (a)	53,000	1,743,700
		10,089,850
Coal – 1.7%
CONSOL Energy, Inc.	85,000	2,869,600
Peabody Energy Corp.	45,000	1,760,850
		4,630,450
Commercial Services – 6.3%
Education Management Corp. (a)	27,000	411,750
Global Payments, Inc.	93,000	3,398,220
Hertz Global Holdings, Inc. (a)	241,000	2,279,860
Manpower, Inc.	38,000	1,640,840
Quanta Services, Inc. (a)	176,000	3,634,400
Robert Half International, Inc.	103,000	2,425,650
Verisk Analytics, Inc. Class A (a)	29,000	867,100
Western Union Co.	195,000	2,907,450
		17,565,270
Computers – 2.0%
IHS, Inc. Class A (a)	62,000	3,622,040
MICROS Systems, Inc. (a)	63,000	2,007,810
		5,629,850
Distribution & Wholesale – 1.2%
Fastenal Co.	68,000	3,412,920
Diversified Financial – 4.1%
CBOE Holdings, Inc. (a)	32,000	1,041,600
Eaton Vance Corp.	63,000	1,739,430
Interactive Brokers Group, Inc. Class A (a)	65,000	1,079,000
IntercontinentalExchange, Inc. (a)	19,000	2,147,570
Janus Capital Group, Inc.	109,300	970,584
NYSE Euronext	68,000	1,878,840
Raymond James Financial, Inc.	47,000	1,160,430
TD Ameritrade Holding Corp. (a)	106,000	1,621,800
		11,639,254
Electric – 1.2%
Calpine Corp. (a)	273,000	3,472,560
Electrical Components & Equipment – 1.6%
A123 Systems, Inc. (a)	36,000	339,480
AMETEK, Inc.	103,000	4,135,450
		4,474,930
Electronics – 3.9%
Dolby Laboratories, Inc. Class A (a)	55,300	3,466,757
FLIR Systems, Inc. (a)	92,000	2,676,280
Trimble Navigation Ltd. (a)	74,000	2,072,000
Waters Corp. (a)	41,000	2,652,700
		10,867,737
Energy - Alternate Sources – 0.4%
First Solar, Inc. (a)	11,000	1,252,130
Engineering & Construction – 1.8%
Foster Wheeler AG (a)	36,000	758,160
McDermott International, Inc. (a)	196,000	4,245,360
		5,003,520
Entertainment – 0.2%
Madison Square Garden, Inc., Class A (a)	24,000	472,080
Environmental Controls – 0.3%
Stericycle, Inc. (a)	14,000	918,120
Foods – 0.9%
Whole Foods Market, Inc. (a)	71,000	2,557,420
Health Care - Products – 5.8%
Bruker Corp. (a)	38,400	466,944
C.R. Bard, Inc.	36,000	2,791,080
CareFusion Corp. (a)	114,000	2,587,800
Edwards Lifesciences Corp. (a)	72,000	4,033,440
Henry Schein, Inc. (a)	53,000	2,909,700
IDEXX Laboratories, Inc. (a)	25,000	1,522,500
QIAGEN NV (a)	109,000	2,094,980
		16,406,444
Health Care - Services – 1.8%
Community Health Systems, Inc. (a)	44,000	1,487,640
Covance, Inc. (a)	43,000	2,206,760
Humana, Inc. (a)	27,000	1,233,090
		4,927,490
Insurance – 2.1%
Aon Corp.	61,000	2,264,320
Principal Financial Group, Inc.	71,000	1,664,240
W.R. Berkley Corp.	70,000	1,852,200
		5,780,760
Internet – 3.9%
Akamai Technologies, Inc. (a)	58,000	2,353,060
Expedia, Inc.	179,000	3,361,620

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Liberty Media Corp. - Interactive Class A (a)	152,000	$1,596,000
McAfee, Inc. (a)	71,000	2,181,120
VeriSign, Inc. (a)	58,000	1,539,900
		11,031,700
Lodging – 2.8%
Choice Hotels International, Inc.	40,000	1,208,400
Gaylord Entertainment Co. (a)	47,000	1,038,230
Marriott International, Inc. Class A	134,000	4,011,960
Wynn Resorts Ltd.	22,000	1,677,940
		7,936,530
Machinery - Diversified – 2.8%
Gardner Denver, Inc.	45,000	2,006,550
IDEX Corp.	82,000	2,342,740
Roper Industries, Inc.	62,000	3,469,520
		7,818,810
Manufacturing – 1.2%
Danaher Corp.	18,000	668,160
Harsco Corp.	46,000	1,081,000
Textron, Inc.	89,000	1,510,330
		3,259,490
Media – 3.6%
Cablevision Systems Corp. Class A	103,400	2,482,634
Discovery Communications, Inc. Series A (a)	54,000	1,928,340
Discovery Communications, Inc. Series C (a)	63,000	1,948,590
FactSet Research Systems, Inc.	36,000	2,411,640
Liberty Media Corp. - Starz Class A (a)	27,000	1,399,680
		10,170,884
Mining – 2.0%
Agnico-Eagle Mines Ltd.	62,000	3,768,360
Franco-Nevada Corp.	59,000	1,802,461
		5,570,821
Oil & Gas – 2.7%
Atlas Energy, Inc. (a)	47,000	1,272,290
Continental Resources, Inc. (a)	18,000	803,160
Range Resources Corp.	54,000	2,168,100
SM Energy Co.	20,000	803,200
Ultra Petroleum Corp. (a)	56,000	2,478,000
		7,524,750
Oil & Gas Services – 1.7%
Cameron International Corp. (a)	36,000	1,170,720
FMC Technologies, Inc. (a)	45,000	2,369,700
Trican Well Service Ltd.	104,000	1,336,590
		4,877,010
Pharmaceuticals – 3.7%
BioMarin Pharmaceutical, Inc. (a)	43,000	815,280
Cephalon, Inc. (a)	54,000	3,064,500
DENTSPLY International, Inc.	70,000	2,093,700
Elan Corp. PLC Sponsored ADR (Ireland) (a)	131,000	589,500
Perrigo Co.	21,000	1,240,470
Theravance, Inc. (a)	41,000	515,370
Valeant Pharmaceuticals International (a)	40,000	2,091,600
		10,410,420
Real Estate – 0.2%
The St. Joe Co. (a)	27,000	625,320
Retail – 8.1%
Bed Bath & Beyond, Inc. (a)	36,000	1,334,880
CarMax, Inc. (a)	127,000	2,527,300
Chipotle Mexican Grill, Inc. (a)	25,000	3,420,250
Coach, Inc.	56,000	2,046,800
Dollar General Corp. (a)	107,000	2,947,850
MSC Industrial Direct Co., Inc. Class A	32,000	1,621,120
O'Reilly Automotive, Inc. (a)	56,000	2,663,360
Panera Bread Co. Class A (a)	13,000	978,770
Shoppers Drug Mart Corp.	81,000	2,514,280
Starbucks Corp.	55,000	1,336,500
Tim Hortons, Inc.	40,000	1,280,000
		22,671,110
Semiconductors – 7.4%
Altera Corp.	120,000	2,977,200
Cree, Inc. (a)	21,000	1,260,630
Intersil Corp. Class A	80,000	968,800
Marvell Technology Group Ltd. (a)	89,000	1,402,640
MEMC Electronic Materials, Inc. (a)	151,000	1,491,880
Microchip Technology, Inc.	85,000	2,357,900
National Semiconductor Corp.	108,000	1,453,680
NVIDIA Corp. (a)	89,000	908,690
PMC-Sierra, Inc. (a)	80,000	601,600
Rovi Corp. (a)	64,000	2,426,240
Silicon Laboratories, Inc. (a)	21,000	851,760
Varian Semiconductor Equipment Associates, Inc. (a)	50,000	1,433,000
Xilinx, Inc.	103,000	2,601,780
		20,735,800
Software – 5.7%
Autodesk, Inc. (a)	36,000	876,960
Cerner Corp. (a)	11,000	834,790
Electronic Arts, Inc. (a)	109,000	1,569,600
Fiserv, Inc. (a)	71,000	3,241,860
MSCI, Inc. Class A (a)	86,000	2,356,400
Nuance Communications, Inc. (a)	107,000	1,599,650
Red Hat, Inc. (a)	107,000	3,096,580
Solera Holdings, Inc.	70,000	2,534,000
		16,109,840
Telecommunications – 3.2%
American Tower Corp. Class A (a)	53,000	2,358,500
JDS Uniphase Corp. (a)	290,000	2,853,600
Juniper Networks, Inc. (a)	146,000	3,331,720
Leap Wireless International, Inc. (a)	28,000	363,440
		8,907,260
Transportation – 0.4%
UTI Worldwide, Inc.	93,000	1,151,340
TOTAL COMMON STOCK (Cost $240,672,796)		265,873,050
TOTAL EQUITIES (Cost $240,672,796)		265,873,050

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS – 2.1%
Diversified Financial – 2.1%
T. Rowe Price Government Reserve Investment Fund	5,856,724	$5,856,724
TOTAL MUTUAL FUNDS (Cost $5,856,724)		5,856,724
TOTAL LONG-TERM INVESTMENTS (Cost $246,529,520)		271,729,774
	Principal Amount
SHORT-TERM INVESTMENTS – 3.1%
Repurchase Agreement – 3.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$8,629,583	8,629,583
Time Deposits – 0.0%
Euro Time Deposit 0.010% 7/01/10	7,379	7,379
TOTAL SHORT-TERM INVESTMENTS (Cost $8,636,962)		8,636,962
TOTAL INVESTMENTS – 99.9% (Cost $255,166,482) (c)		280,366,736
Other Assets/ (Liabilities) – 0.1%		390,423
NET ASSETS – 100.0%		$280,757,159

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $8,629,585. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $8,806,347.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 99.5%
COMMON STOCK – 99.5%
Advertising – 0.7%
Omnicom Group, Inc.	75,900	$2,603,370
Aerospace & Defense – 0.5%
Northrop Grumman Corp.	33,700	1,834,628
Banks – 6.6%
Comerica, Inc.	127,162	4,683,377
Commerce Bancshares, Inc.	99,766	3,590,578
Northern Trust Corp.	211,102	9,858,463
Northwest Bancshares, Inc.	138,900	1,593,183
State Street Corp.	126,000	4,261,320
		23,986,921
Beverages – 0.5%
Coca-Cola Enterprises, Inc.	74,800	1,934,328
Chemicals – 0.8%
Minerals Technologies, Inc.	59,481	2,827,727
Commercial Services – 0.7%
Automatic Data Processing, Inc.	51,700	2,081,442
Pharmaceutical Product Development, Inc.	15,900	404,019
		2,485,461
Computers – 1.9%
Accenture PLC Class A	50,400	1,947,960
Cadence Design Systems, Inc. (a)	264,500	1,531,455
Diebold, Inc.	77,207	2,103,891
Synopsys, Inc. (a)	72,500	1,513,075
		7,096,381
Distribution & Wholesale – 1.4%
Genuine Parts Co.	129,518	5,109,485
Diversified Financial – 1.3%
Ameriprise Financial, Inc.	75,606	2,731,645
Invesco Ltd.	121,500	2,044,845
		4,776,490
Electric – 9.8%
American Electric Power Co., Inc.	69,848	2,256,090
Great Plains Energy, Inc.	111,357	1,895,296
IDACORP, Inc.	51,373	1,709,180
Northeast Utilities	140,271	3,574,105
NV Energy, Inc.	350,700	4,141,767
PG&E Corp.	140,100	5,758,110
Portland General Electric Co.	168,881	3,095,589
Westar Energy, Inc.	241,777	5,224,801
Wisconsin Energy Corp.	108,339	5,497,121
Xcel Energy, Inc.	129,885	2,676,930
		35,828,989
Electrical Components & Equipment – 3.7%
Emerson Electric Co.	92,300	4,032,587
Hubbell, Inc. Class B	151,166	5,999,779
Molex, Inc.	183,380	3,344,851
		13,377,217
Electronics – 1.1%
Thomas & Betts Corp. (a)	96,300	3,341,610
Woodward Governor Co.	26,900	686,757
		4,028,367
Entertainment – 1.5%
International Speedway Corp. Class A	126,221	3,251,453
Speedway Motorsports, Inc.	158,854	2,154,060
		5,405,513
Environmental Controls – 4.5%
Republic Services, Inc.	394,328	11,723,371
Waste Management, Inc.	155,212	4,856,584
		16,579,955
Foods – 4.3%
Campbell Soup Co.	56,400	2,020,812
ConAgra Foods, Inc.	298,909	6,970,558
H.J. Heinz Co.	128,200	5,540,804
Kellogg Co.	19,700	990,910
		15,523,084
Forest Products & Paper – 1.5%
MeadWestvaco Corp.	61,400	1,363,080
Weyerhaeuser Co.	116,655	4,106,256
		5,469,336
Gas – 0.7%
PAA Natural Gas Storage LP (a)	27,647	658,828
Southwest Gas Corp.	60,049	1,771,445
		2,430,273
Health Care - Products – 4.6%
Beckman Coulter, Inc.	85,981	5,183,794
Boston Scientific Corp. (a)	334,600	1,940,680
CareFusion Corp. (a)	40,150	911,405
Symmetry Medical, Inc. (a)	113,363	1,194,846
Zimmer Holdings, Inc. (a)	141,700	7,658,885
		16,889,610
Health Care - Services – 1.4%
LifePoint Hospitals, Inc. (a)	107,600	3,378,640
Select Medical Holdings Corp. (a)	241,005	1,634,014
		5,012,654
Home Builders – 0.6%
Toll Brothers, Inc. (a)	124,100	2,030,276
Household Products – 3.9%
The Clorox Co.	33,400	2,076,144
Fortune Brands, Inc.	94,000	3,682,920
Kimberly-Clark Corp.	139,694	8,469,647
		14,228,711
Insurance – 13.5%
ACE Ltd.	109,600	5,642,208
The Allstate Corp.	106,900	3,071,237
Aon Corp.	236,300	8,771,456
The Chubb Corp.	137,400	6,871,374
The Hartford Financial Services Group, Inc.	60,300	1,334,439
HCC Insurance Holdings, Inc.	211,620	5,239,711
Marsh & McLennan Cos., Inc.	350,111	7,895,003
Symetra Financial Corp.	189,232	2,270,784
Transatlantic Holdings, Inc.	80,364	3,854,258
The Travelers Cos., Inc.	86,600	4,265,050
		49,215,520
Machinery - Diversified – 1.2%
Altra Holdings, Inc. (a)	240,590	3,132,482

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Robbins & Myers, Inc.	65,500	$1,423,970
		4,556,452
Manufacturing – 1.1%
Dover Corp.	11,900	497,301
Tyco International Ltd.	94,900	3,343,327
		3,840,628
Media – 0.3%
Scholastic Corp.	38,900	938,268
Metal Fabricate & Hardware – 1.5%
Kaydon Corp.	171,210	5,625,961
Mining – 1.7%
Newmont Mining Corp.	63,089	3,895,115
Vulcan Materials Co.	51,700	2,266,011
		6,161,126
Office Equipment/Supplies – 0.9%
Pitney Bowes, Inc.	147,000	3,228,120
Oil & Gas – 7.4%
Devon Energy Corp.	65,000	3,959,800
EQT Corp.	163,599	5,912,468
Helmerich & Payne, Inc.	10,200	372,504
Imperial Oil Ltd.	265,600	9,711,911
Murphy Oil Corp.	74,400	3,686,520
Noble Energy, Inc.	31,200	1,882,296
Ultra Petroleum Corp. (a)	32,700	1,446,975
		26,972,474
Oil & Gas Services – 0.6%
Baker Hughes, Inc.	48,600	2,020,302
Packaging & Containers – 1.8%
Bemis Co., Inc.	167,966	4,535,082
Sonoco Products Co.	71,400	2,176,272
		6,711,354
Pharmaceuticals – 0.3%
Patterson Cos., Inc.	32,000	912,960
Pipelines – 0.4%
Williams Pipeline Partners LP	46,700	1,509,344
Real Estate Investment Trusts (REITS) – 3.6%
Annaly Capital Management, Inc.	152,500	2,615,375
Boston Properties, Inc.	14,150	1,009,461
Government Properties Income Trust	109,210	2,787,039
HCP, Inc.	56,068	1,808,193
Host Hotels & Resorts, Inc.	155,238	2,092,608
Piedmont Office Realty Trust, Inc.	157,888	2,957,243
		13,269,919
Retail – 5.1%
CEC Entertainment, Inc. (a)	90,500	3,191,030
Lowe's Cos., Inc.	448,100	9,150,202
PetSmart, Inc.	112,200	3,385,074
Staples, Inc.	143,800	2,739,390
		18,465,696
Savings & Loans – 1.8%
Hudson City Bancorp, Inc.	228,400	2,795,616
People's United Financial, Inc.	276,412	3,731,562
		6,527,178
Semiconductors – 3.2%
Applied Materials, Inc.	454,500	5,463,090
Emulex Corp. (a)	286,600	2,630,988
KLA-Tencor Corp.	65,900	1,837,292
Verigy Ltd. (a)	209,400	1,819,686
		11,751,056
Telecommunications – 2.1%
CenturyTel, Inc.	33,787	1,125,445
Consolidated Communications Holdings, Inc.	108,200	1,840,482
Qwest Communications International, Inc.	793,300	4,164,825
Windstream Corp.	53,274	562,573
		7,693,325
Textiles – 0.7%
Cintas Corp.	103,100	2,471,307
Toys, Games & Hobbies – 0.3%
Mattel, Inc.	58,600	1,239,976
TOTAL COMMON STOCK (Cost $363,181,071)		362,569,742
TOTAL EQUITIES (Cost $363,181,071)		362,569,742
TOTAL LONG-TERM INVESTMENTS (Cost $363,181,071)		362,569,742
	Principal Amount
SHORT-TERM INVESTMENTS – 0.3%
Repurchase Agreement – 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$1,073,942	1,073,942
Time Deposits – 0.0%
Euro Time Deposit 0.010% 7/01/10	38	38
TOTAL SHORT-TERM INVESTMENTS (Cost $1,073,980)		1,073,980
TOTAL INVESTMENTS – 99.8% (Cost $364,255,051) (c)		363,643,722
Other Assets/ (Liabilities) – 0.2%		844,784
NET ASSETS – 100.0%		$364,488,506

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $1,073,943. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $1,098,024.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 98.7%
COMMON STOCK – 98.7%
Advertising – 0.2%
inVentiv Health, Inc. (a)	3,271	$83,738
Aerospace & Defense – 2.5%
AAR Corp. (a)	3,760	62,942
Aerovironment, Inc. (a)	1,416	30,770
Cubic Corp.	1,500	54,570
Curtiss-Wright Corp.	4,444	129,054
Esterline Technologies Corp. (a)	2,879	136,609
GenCorp, Inc. (a)	4,965	21,747
Kaman Corp.	2,531	55,986
Moog, Inc. Class A (a)	4,405	141,973
Orbital Sciences Corp. (a)	5,602	88,343
Teledyne Technologies, Inc. (a)	3,516	135,647
Triumph Group, Inc.	1,610	107,274
		964,915
Agriculture – 0.2%
Alliance One International, Inc. (a)	8,605	30,634
The Andersons, Inc.	1,768	57,619
		88,253
Airlines – 0.3%
Allegiant Travel Co.	1,465	62,541
SkyWest, Inc.	5,347	65,340
		127,881
Apparel – 2.6%
Carter's, Inc. (a)	5,733	150,491
Crocs, Inc. Class A (a)	8,356	88,406
Deckers Outdoor Corp. (a)	1,248	178,302
Iconix Brand Group, Inc. (a)	7,035	101,093
K-Swiss, Inc. Class A (a)	2,579	28,962
Maidenform Brands, Inc. (a)	2,122	43,204
Oxford Industries, Inc.	1,289	26,979
Perry Ellis International, Inc. (a)	949	19,170
Quiksilver, Inc. (a)	12,516	46,309
Skechers U.S.A., Inc. Class A (a)	3,290	120,151
True Religion Apparel, Inc. (a)	2,423	53,475
Volcom, Inc. (a)	1,638	30,418
Wolverine World Wide, Inc.	4,813	121,384
		1,008,344
Automotive & Parts – 0.2%
ATC Technology Corp. (a)	1,987	32,031
Spartan Motors, Inc.	3,010	12,642
Standard Motor Products, Inc.	1,882	15,188
Superior Industries International, Inc.	2,228	29,944
		89,805
Banks – 6.5%
Bank Mutual Corp.	4,500	25,560
Bank of the Ozarks, Inc.	1,243	44,089
Boston Private Financial Holdings, Inc.	6,624	42,592
City Holding Co.	1,539	42,907
Columbia Banking System, Inc.	3,771	68,859
Community Bank System, Inc.	3,212	70,760
East West Bancorp, Inc.	14,249	217,297
First BanCorp	7,996	4,238
First Commonwealth Financial Corp.	7,587	39,832
First Financial Bancorp	4,767	71,267
First Financial Bankshares, Inc.	2,020	97,142
First Midwest Bancorp, Inc.	7,141	86,835
Glacier Bancorp, Inc.	6,956	102,045
Hancock Holding Co.	2,755	91,907
Hanmi Financial Corp. (a)	5,476	6,900
Home Bancshares, Inc.	2,083	47,513
Independent Bank Corp.	2,029	50,076
Nara Bancorp, Inc. (a)	3,179	26,799
National Penn Bancshares, Inc.	12,203	73,340
NBT Bancorp, Inc.	3,307	67,529
Old National Bancorp	8,476	87,811
Pinnacle Financial Partners, Inc. (a)	3,168	40,709
PrivateBancorp, Inc.	5,643	62,524
S&T Bancorp, Inc.	2,300	45,448
Signature Bank (a)	3,938	149,683
Simmons First National Corp. Class A	1,461	38,366
The South Financial Group, Inc.	18,613	5,072
Sterling Bancorp	2,631	23,679
Sterling Bancshares, Inc.	9,768	46,007
Susquehanna Bancshares, Inc.	12,453	103,734
Tompkins Financial Corp.	768	28,992
Trustco Bank Corp. NY	7,300	40,880
UMB Financial Corp.	2,884	102,555
Umpqua Holdings Corp.	11,080	127,198
United Bankshares, Inc.	3,710	88,817
United Community Banks, Inc. (a)	8,052	31,805
Whitney Holding Corp.	9,348	86,469
Wilshire Bancorp, Inc.	1,857	16,249
Wintrust Financial Corp.	3,024	100,820
		2,504,305
Beverages – 0.3%
Boston Beer Co., Inc. Class A (a)	961	64,819
Peet's Coffee & Tea, Inc. (a)	1,295	50,855
		115,674
Biotechnology – 0.9%
Arqule, Inc. (a)	2,643	11,365
Cambrex Corp. (a)	3,000	9,450
CryoLife, Inc. (a)	2,593	13,976
Enzo Biochem, Inc. (a)	3,400	13,838
Integra LifeSciences Holdings (a)	2,035	75,295
Martek Biosciences Corp. (a)	3,195	75,754
Regeneron Pharmaceuticals, Inc. (a)	6,256	139,634
		339,312
Building Materials – 1.5%
AAON, Inc.	1,206	28,112
Apogee Enterprises, Inc.	2,625	28,429
Comfort Systems USA, Inc.	3,689	35,636
Drew Industries, Inc. (a)	1,869	37,754
Eagle Materials, Inc.	4,244	110,047

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gibraltar Industries, Inc. (a)	2,947	$29,764
NCI Building Systems, Inc. (a)	1,640	13,727
Quanex Building Products Corp.	3,674	63,523
Simpson Manufacturing Co., Inc.	3,735	91,694
Texas Industries, Inc.	2,683	79,256
Universal Forest Products, Inc.	1,871	56,710
		574,652
Chemicals – 1.5%
A. Schulman, Inc.	3,062	58,056
American Vanguard Corp.	2,100	16,653
Arch Chemicals, Inc.	2,418	74,329
Balchem Corp.	2,750	68,750
H.B. Fuller Co.	4,699	89,234
OM Group, Inc. (a)	2,972	70,912
Penford Corp. (a)	1,200	7,776
PolyOne Corp. (a)	8,954	75,393
Quaker Chemical Corp.	1,100	29,799
Stepan Co.	738	50,501
Zep, Inc.	2,100	36,624
		578,027
Commercial Services – 6.6%
ABM Industries, Inc.	4,541	95,134
Administaff, Inc.	2,168	52,379
American Public Education, Inc. (a)	1,756	76,737
AMN Healthcare Services, Inc. (a)	3,078	23,023
Arbitron, Inc.	2,552	65,408
Bowne & Co., Inc.	3,944	44,252
Capella Education Co. (a)	1,418	115,354
CDI Corp.	1,201	18,652
Chemed Corp.	2,194	119,880
Coinstar, Inc. (a)	3,069	131,875
Consolidated Graphics, Inc. (a)	1,086	46,959
Corvel Corp. (a)	666	22,504
Cross Country Healthcare, Inc. (a)	2,900	26,071
Exponent, Inc. (a)	1,342	43,910
Forrester Research, Inc. (a)	1,464	44,301
The Geo Group, Inc. (a)	4,740	98,355
Healthcare Services Group, Inc.	4,193	79,457
Healthspring, Inc. (a)	4,743	73,564
Heartland Payment Systems, Inc.	3,700	54,908
Heidrick & Struggles International, Inc.	1,722	39,296
Hillenbrand, Inc.	6,064	129,709
HMS Holdings Corp. (a)	2,610	141,514
Kelly Services, Inc. Class A (a)	2,506	37,264
Kendle International, Inc. (a)	1,352	15,575
Landauer, Inc.	900	54,792
Live Nation Entertainment Inc (a)	13,882	145,067
Maximus, Inc.	1,698	98,263
Medifast, Inc. (a)	1,306	33,838
Midas, Inc. (a)	1,311	10,055
Monro Muffler Brake, Inc.	1,913	75,621
On Assignment, Inc. (a)	3,325	16,725
PAREXEL International Corp. (a)	5,651	122,514
Pre-Paid Legal Services, Inc. (a)	662	30,114
Rewards Network, Inc.	900	12,303
SFN Group, Inc. (a)	5,094	27,813
Startek, Inc. (a)	1,300	5,070
TeleTech Holdings, Inc. (a)	3,136	40,423
TrueBlue, Inc. (a)	4,334	48,498
Universal Technical Institute, Inc. (a)	1,980	46,807
Viad Corp.	2,027	35,777
Volt Information Sciences, Inc. (a)	1,117	9,383
Wright Express Corp. (a)	3,763	111,761
		2,520,905
Computers – 1.7%
Agilysys, Inc.	1,842	12,323
CACI International, Inc. Class A (a)	2,899	123,149
Ciber, Inc. (a)	6,428	17,806
Compellent Technologies, Inc. (a)	2,242	27,173
Hutchinson Technology, Inc. (a)	2,421	10,483
Integral Systems, Inc. (a)	1,800	11,430
Manhattan Associates, Inc. (a)	2,163	59,591
Mercury Computer Systems, Inc. (a)	2,226	26,111
MTS Systems Corp.	1,569	45,501
NCI, Inc. Class A (a)	696	15,716
Netscout Systems, Inc. (a)	3,326	47,296
Radiant Systems, Inc. (a)	2,700	39,042
RadiSys Corp. (a)	2,400	22,848
Stratasys, Inc. (a)	2,000	49,120
SYKES Enterprises, Inc. (a)	3,935	55,995
Synaptics, Inc. (a)	3,269	89,897
		653,481
Distribution & Wholesale – 1.5%
Brightpoint, Inc. (a)	6,639	46,473
MWI Veterinary Supply, Inc. (a)	1,200	60,312
Pool Corp.	4,801	105,238
ScanSource, Inc. (a)	2,625	65,441
United Stationers, Inc. (a)	2,342	127,569
Watsco, Inc.	3,133	181,463
		586,496
Diversified Financial – 1.6%
Investment Technology Group, Inc. (a)	4,192	67,324
LaBranche & Co., Inc. (a)	3,913	16,748
National Financial Partners Corp. (a)	4,129	40,340
optionsXpress Holdings, Inc. (a)	4,072	64,093
Piper Jaffray Cos., Inc. (a)	1,657	53,389
Portfolio Recovery Associates, Inc. (a)	1,627	108,651
Stifel Financial Corp. (a)	3,429	148,784
SWS Group, Inc.	2,679	25,450
TradeStation Group, Inc. (a)	3,058	20,642
World Acceptance Corp. (a)	1,514	58,001
		603,422
Electric – 1.7%
Allete, Inc.	2,908	99,570
Avista Corp.	5,255	102,630
Central Vermont Public Service Corp.	1,200	23,688
CH Energy Group, Inc.	1,521	59,684

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
El Paso Electric Co. (a)	4,246	$82,160
NorthWestern Corp.	3,488	91,385
UIL Holdings Corp.	2,898	72,537
Unisource Energy Corp.	3,459	104,393
		636,047
Electrical Components & Equipment – 0.9%
Advanced Energy Industries, Inc. (a)	3,224	39,623
Belden, Inc.	4,524	99,528
Encore Wire Corp.	1,781	32,396
Greatbatch, Inc. (a)	2,200	49,082
Littelfuse, Inc. (a)	2,127	67,235
Powell Industries, Inc. (a)	866	23,676
Vicor Corp. (a)	1,855	23,169
		334,709
Electronics – 3.9%
American Science & Engineering, Inc.	880	67,065
Analogic Corp.	1,243	56,569
Badger Meter, Inc.	1,446	55,946
Bel Fuse, Inc. Class B	1,100	18,161
Benchmark Electronics, Inc. (a)	6,042	95,766
Brady Corp. Class A	5,060	126,095
Checkpoint Systems, Inc. (a)	3,812	66,176
Cogent, Inc. (a)	4,544	40,941
CTS Corp.	3,289	30,390
Cymer, Inc. (a)	2,899	87,086
Daktronics, Inc.	3,277	24,578
Dionex Corp. (a)	1,709	127,252
Electro Scientific Industries, Inc. (a)	2,637	35,230
Faro Technologies, Inc. (a)	1,566	29,300
FEI Co. (a)	3,653	72,001
II-VI, Inc. (a)	2,516	74,549
Keithley Instruments, Inc.	1,400	12,362
Lo-Jack Corp. (a)	2,000	7,380
Methode Electronics, Inc.	3,600	35,064
Newport Corp. (a)	3,608	32,688
OSI Systems, Inc. (a)	1,731	48,070
Park Electrochemical Corp.	1,968	48,039
Plexus Corp. (a)	3,881	103,778
Rogers Corp. (a)	1,542	42,821
Sonic Solutions (a)	3,030	25,301
Technitrol, Inc.	4,278	13,518
TTM Technologies, Inc. (a)	4,154	39,463
Watts Water Technologies, Inc. Class A	2,845	81,538
		1,497,127
Energy - Alternate Sources – 0.0%
Headwaters, Inc. (a)	5,522	15,683
Engineering & Construction – 0.8%
Dycom Industries, Inc. (a)	3,761	32,157
Emcor Group, Inc. (a)	6,411	148,543
Insituform Technologies, Inc. Class A (a)	3,817	78,172
Stanley, Inc. (a)	1,545	57,752
		316,624
Entertainment – 0.3%
Pinnacle Entertainment, Inc. (a)	5,829	55,142
Shuffle Master, Inc. (a)	5,194	41,604
		96,746
Environmental Controls – 0.6%
Calgon Carbon Corp. (a)	5,323	70,477
Darling International, Inc. (a)	7,855	58,991
TETRA Technologies, Inc. (a)	5,972	117,111
		246,579
Foods – 2.1%
Cal-Maine Foods, Inc.	1,200	38,316
Calavo Growers, Inc.	1,103	19,810
Diamond Foods, Inc.	2,106	86,557
The Great Atlantic & Pacific Tea Co., Inc. (a)	2,676	10,436
Hain Celestial Group, Inc. (a)	3,998	80,640
J&J Snack Foods Corp.	1,353	56,961
Lance, Inc.	3,116	51,383
Nash Finch Co.	1,241	42,393
Sanderson Farms, Inc.	1,900	96,406
Spartan Stores, Inc.	2,153	29,539
TreeHouse Foods, Inc. (a)	3,378	154,239
United Natural Foods, Inc. (a)	4,182	124,958
		791,638
Forest Products & Paper – 0.7%
Buckeye Technologies, Inc. (a)	3,700	36,815
Clearwater Paper Corp. (a)	1,100	60,236
Deltic Timber Corp.	1,018	42,552
Neenah Paper, Inc.	1,380	25,254
Schweitzer-Mauduit International, Inc.	1,774	89,498
Wausau Paper Corp. (a)	4,750	32,158
		286,513
Gas – 2.0%
The Laclede Group, Inc.	2,168	71,826
New Jersey Resources Corp.	3,953	139,146
Northwest Natural Gas Co.	2,575	112,193
Piedmont Natural Gas Co., Inc.	6,967	176,265
South Jersey Industries, Inc.	2,888	124,068
Southwest Gas Corp.	4,347	128,236
		751,734
Hand & Machine Tools – 0.4%
Baldor Electric Co.	4,068	146,774
Health Care - Products – 3.6%
Abaxis, Inc. (a)	2,127	45,582
American Medical Systems Holdings, Inc. (a)	7,266	160,724
Cantel Medical Corp.	1,192	19,906
CONMED Corp. (a)	2,856	53,207
The Cooper Cos., Inc.	4,507	179,334
Cyberonics, Inc. (a)	2,315	54,819
Haemonetics Corp. (a)	2,490	133,265
Hanger Orthopedic Group, Inc. (a)	3,100	55,676
ICU Medical, Inc. (a)	1,091	35,097
Invacare Corp.	3,111	64,522
Kensey Nash Corp. (a)	952	22,572
LCA-Vision, Inc. (a)	1,718	9,518
Meridian Bioscience, Inc.	3,943	67,031
Merit Medical Systems, Inc. (a)	2,712	43,582
Natus Medical, Inc. (a)	2,700	43,983
Osteotech, Inc. (a)	1,900	6,023
Palomar Medical Technologies, Inc. (a)	1,723	19,280
PSS World Medical, Inc. (a)	5,552	117,425

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SurModics, Inc. (a)	1,730	$28,389
Symmetry Medical, Inc. (a)	3,456	36,426
West Pharmaceutical Services, Inc.	3,216	117,352
Zoll Medical Corp. (a)	2,049	55,528
		1,369,241
Health Care - Services – 2.9%
Air Methods Corp. (a)	1,049	31,208
Almost Family, Inc. (a)	773	27,001
Amedisys, Inc. (a)	2,762	121,445
AMERIGROUP Corp. (a)	4,967	161,328
AmSurg Corp. (a)	2,950	52,569
Bio-Reference Laboratories, Inc. (a)	2,304	51,080
Centene Corp. (a)	4,719	101,458
Genoptix, Inc. (a)	1,700	29,240
Gentiva Health Services, Inc. (a)	2,906	78,491
Healthways, Inc. (a)	3,285	39,157
The IPC Hospitalist Co. (a)	1,298	32,580
LHC Group, Inc. (a)	1,477	40,987
Magellan Health Services, Inc. (a)	3,278	119,057
Medcath Corp. (a)	1,836	14,431
Molina Healthcare, Inc. (a)	1,300	37,440
Odyssey Healthcare, Inc. (a)	3,200	85,504
RehabCare Group, Inc. (a)	2,369	51,597
Res-Care, Inc. (a)	2,400	23,184
		1,097,757
Home Builders – 0.4%
M/I Homes, Inc. (a)	1,867	17,998
Meritage Home Corp. (a)	3,115	50,712
Skyline Corp.	700	12,607
Standard Pacific Corp. (a)	9,741	32,437
Winnebago Industries, Inc. (a)	2,853	28,359
		142,113
Home Furnishing – 0.4%
Audiovox Corp. Class A (a)	1,900	13,965
DTS, Inc. (a)	1,700	55,879
Ethan Allen Interiors, Inc.	2,532	35,423
La-Z-Boy, Inc. (a)	5,000	37,150
Universal Electronics, Inc. (a)	1,300	21,619
		164,036
Household Products – 0.6%
Blyth, Inc.	597	20,340
Central Garden & Pet Co. Class A (a)	6,257	56,125
Helen of Troy Ltd. (a)	3,000	66,180
Kid Brands, Inc. (a)	1,983	13,940
The Standard Register Co.	1,300	4,082
WD-40 Co.	1,597	53,340
		214,007
Housewares – 0.5%
National Presto Industries, Inc.	456	42,344
The Toro Co.	3,122	153,353
		195,697
Insurance – 2.6%
American Physicians Capital, Inc.	824	25,420
AMERISAFE, Inc. (a)	1,800	31,590
Delphi Financial Group, Inc. Class A	4,599	112,262
eHealth, Inc. (a)	2,373	26,981
Employers Holdings, Inc.	4,093	60,290
Horace Mann Educators Corp.	3,805	58,217
Infinity Property & Casualty Corp.	1,273	58,787
The Navigators Group, Inc. (a)	1,242	51,083
Presidential Life Corp.	1,892	17,217
ProAssurance Corp. (a)	3,149	178,737
RLI Corp.	1,675	87,954
Safety Insurance Group, Inc.	1,482	54,864
Selective Insurance Group	5,109	75,920
Stewart Information Services Corp.	1,863	16,804
Tower Group, Inc.	4,372	94,129
United Fire & Casualty Co.	2,145	42,514
		992,769
Internet – 2.2%
Blue Coat Systems, Inc. (a)	4,107	83,906
Blue Nile, Inc. (a)	1,420	66,854
Comscore, Inc. (a)	2,414	39,759
CyberSources Corp. (a)	6,801	173,629
DealerTrack Holdings, Inc. (a)	3,939	64,797
eResearch Technology, Inc. (a)	4,118	32,450
InfoSpace, Inc. (a)	3,386	25,463
j2 Global Communications, Inc. (a)	4,312	94,174
The Knot, Inc. (a)	2,784	21,659
NutriSystem, Inc.	3,011	69,072
PC-Tel, Inc. (a)	2,000	10,080
Perficient, Inc. (a)	2,982	26,570
Stamps.com, Inc. (a)	1,000	10,250
United Online, Inc.	8,449	48,666
Websense, Inc. (a)	4,122	77,906
		845,235
Iron & Steel – 0.1%
Olympic Steel, Inc.	902	20,719
Leisure Time – 1.0%
Arctic Cat, Inc. (a)	1,149	10,467
Brunswick Corp.	8,582	106,674
Callaway Golf Co.	6,270	37,871
Interval Leisure Group, Inc. (a)	3,900	48,555
Multimedia Games, Inc. (a)	2,500	11,250
Nautilus, Inc. (a)	1,835	2,789
Polaris Industries, Inc.	3,193	174,402
		392,008
Lodging – 0.1%
Marcus Corp.	2,086	19,734
Monarch Casino & Resort, Inc. (a)	1,016	10,292
		30,026
Machinery - Construction & Mining – 0.1%
Astec Industries, Inc. (a)	1,947	53,990
Machinery - Diversified – 1.3%
Albany International Corp. Class A	2,712	43,907
Applied Industrial Technologies, Inc.	3,618	91,608
Briggs & Stratton Corp.	4,836	82,309
Cascade Corp.	900	32,049
Cognex Corp.	3,778	66,417

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gerber Scientific, Inc. (a)	2,500	$13,375
Intermec, Inc. (a)	4,699	48,165
Intevac, Inc. (a)	2,105	22,460
Lindsay Corp.	1,188	37,648
Robbins & Myers, Inc.	3,133	68,111
		506,049
Manufacturing – 2.5%
A.O. Smith Corp.	2,204	106,211
Actuant Corp. Class A	6,577	123,845
AZZ, Inc.	1,200	44,124
Barnes Group, Inc.	4,192	68,707
Ceradyne, Inc. (a)	2,460	52,570
Clarcor, Inc.	4,878	173,267
EnPro Industries, Inc. (a)	1,949	54,864
ESCO Technologies, Inc.	2,524	64,993
Federal Signal Corp.	5,984	36,143
Griffon Corp. (a)	4,218	46,651
John Bean Technologies Corp.	2,700	41,175
LSB Industries, Inc. (a)	1,719	22,880
Lydall, Inc. (a)	1,558	11,903
Myers Industries, Inc.	2,698	21,827
Standex International Corp.	1,200	30,420
Sturm, Ruger & Co., Inc.	1,865	26,725
Tredegar Corp.	1,975	32,232
		958,537
Media – 0.3%
DG FastChannel, Inc. (a)	2,406	78,388
The Dolan Co. (a)	2,969	33,015
The E.W. Scripps Co. Class A (a)	3,003	22,312
		133,715
Metal Fabricate & Hardware – 0.7%
A.M. Castle & Co. (a)	1,583	21,988
Circor International, Inc.	1,633	41,772
Kaydon Corp.	3,252	106,861
Lawson Products, Inc.	380	6,452
Mueller Industries, Inc.	3,636	89,446
		266,519
Mining – 0.6%
Amcol International Corp.	2,464	57,904
Brush Engineered Materials, Inc. (a)	1,983	39,620
Century Aluminum Co. (a)	5,530	48,830
RTI International Metals, Inc. (a)	2,870	69,196
		215,550
Office Furnishings – 0.2%
Interface, Inc. Class A	5,450	58,533
Oil & Gas – 1.9%
Holly Corp.	4,216	112,061
Penn Virginia Corp.	4,395	88,383
Petroleum Development Corp. (a)	1,854	47,500
PetroQuest Energy, Inc. (a)	5,220	35,287
Pioneer Drilling Co. (a)	5,213	29,558
Seahawk Drilling, Inc. (a)	1,200	11,664
SM Energy Co.	6,085	244,374
Stone Energy Corp. (a)	4,115	45,923
Swift Energy Co. (a)	3,638	97,899
		712,649
Oil & Gas Services – 2.5%
Basic Energy Services, Inc. (a)	2,099	16,162
CARBO Ceramics, Inc.	1,869	134,923
Dril-Quip, Inc. (a)	2,913	128,230
Gulf Island Fabrication, Inc.	1,432	22,225
Hornbeck Offshore Services, Inc. (a)	2,212	32,295
ION Geophysical Corp. (a)	12,267	42,689
Lufkin Industries, Inc.	2,878	112,213
Matrix Service Co. (a)	2,588	24,094
Oil States International, Inc. (a)	4,823	190,895
SEACOR Holdings, Inc. (a)	2,175	153,686
Superior Well Services, Inc. (a)	1,712	28,625
TETRA Technologies, Inc. (a)	7,216	65,521
		951,558
Pharmaceuticals – 2.6%
Align Technology, Inc. (a)	6,272	93,265
Cubist Pharmaceuticals, Inc. (a)	5,637	116,122
Emergent Biosolutions, Inc. (a)	1,676	27,386
HealthExtras, Inc. (a)	3,752	129,444
Hi-Tech Pharmacal Co., Inc. (a)	921	21,100
Mannatech, Inc. (a)	1,700	3,383
Neogen Corp. (a)	2,165	56,398
Par Pharmaceutical Cos., Inc. (a)	3,394	88,108
PetMed Express, Inc.	2,200	39,160
PharMerica Corp. (a)	2,986	43,775
Salix Pharmaceuticals Ltd. (a)	5,486	214,119
Savient Pharmaceuticals, Inc. (a)	6,564	82,706
Viropharma, Inc. (a)	7,463	83,660
		998,626
Real Estate – 0.2%
Forestar Real Esate Group, Inc. (a)	3,523	63,273
Real Estate Investment Trusts (REITS) – 7.1%
Acadia Realty Trust	3,864	64,993
BioMed Realty Trust, Inc.	10,948	176,153
Cedar Shopping Centers, Inc.	5,256	31,641
Colonial Properties Trust	6,800	98,804
DiamondRock Hospitality Co. (a)	14,911	122,568
Eastgroup Properties	2,587	92,045
Entertainment Properties Trust	4,513	171,810
Extra Space Storage, Inc.	8,402	116,788
Franklin Street Properties Corp.	6,479	76,517
Healthcare Realty Trust, Inc.	6,050	132,919
Home Properties, Inc.	3,517	158,511
Inland Real Estate Corp.	6,819	54,006
Kilroy Realty Corp.	5,046	150,018
Kite Realty Group Trust	5,878	24,570
LaSalle Hotel Properties	6,773	139,321
Lexington Realty Trust	10,876	65,365
LTC Properties, Inc.	2,330	56,549
Medical Properties Trust, Inc.	10,744	101,423
Mid-America Apartment Communities, Inc.	2,917	150,138
National Retail Properties, Inc.	8,041	172,399
Parkway Properties, Inc.	2,092	30,480

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pennsylvania Real Estate Investment Trust	4,703	$57,471
Post Properties, Inc.	4,680	106,376
PS Business Parks, Inc.	1,748	97,503
Sovran Self Storage, Inc.	2,643	90,999
Tanger Factory Outlet Centers, Inc.	3,923	162,334
Urstadt Biddle Properties, Inc. Class A	2,068	33,357
		2,735,058
Retail – 8.5%
Big 5 Sporting Goods Corp.	2,071	27,213
Biglari Holdings, Inc. (a)	119	34,141
BJ's Restaurants, Inc. (a)	2,078	49,041
Brown Shoe Co., Inc.	4,130	62,693
The Buckle, Inc.	2,500	81,050
Buffalo Wild Wings, Inc. (a)	1,739	63,613
Cabela's, Inc. (a)	3,855	54,510
California Pizza Kitchen, Inc. (a)	2,400	36,360
Casey's General Stores, Inc.	4,892	170,731
Cash America International, Inc.	2,869	98,321
The Cato Corp. Class A	2,900	63,858
CEC Entertainment, Inc. (a)	2,117	74,645
The Children's Place Retail Store, Inc. (a)	2,659	117,049
Christopher & Banks Corp.	3,400	21,046
CKE Restaurants, Inc.	5,416	67,862
Cracker Barrel Old Country Store, Inc.	2,278	106,064
DineEquity, Inc. (a)	1,484	41,433
EZCORP, Inc. Class A (a)	4,729	87,723
The Finish Line, Inc. Class A	5,219	72,701
First Cash Financial Services, Inc. (a)	2,600	56,680
Fred's, Inc. Class A	3,787	41,884
Genesco, Inc. (a)	2,345	61,697
Group 1 Automotive, Inc. (a)	2,353	55,366
The Gymboree Corp. (a)	2,844	121,467
Haverty Furniture Cos., Inc.	1,800	22,122
Hibbett Sports, Inc. (a)	2,795	66,968
Hot Topic, Inc.	4,306	21,874
HSN, Inc. (a)	3,900	93,600
Insight Enterprises, Inc. (a)	4,500	59,220
Jack in the Box, Inc. (a)	5,297	103,027
Jo-Ann Stores, Inc. (a)	2,656	99,627
Jos. A. Bank Clothiers, Inc. (a)	1,784	96,318
Landrys Restaurants, Inc. (a)	761	18,614
Lithia Motors, Inc. Class A	2,116	13,077
Liz Claiborne, Inc. (a)	9,041	38,153
Lumber Liquidators Holdings, Inc. (a)	1,504	35,088
MarineMax, Inc. (a)	2,207	15,317
Men's Wearhouse, Inc.	5,058	92,865
Movado Group, Inc. (a)	1,800	19,224
O'Charley's, Inc. (a)	1,771	9,386
OfficeMax, Inc. (a)	8,213	107,262
P.F. Chang's China Bistro, Inc.	2,235	88,618
Papa John's International, Inc. (a)	2,079	48,066
The Pep Boys-Manny, Moe & Jack	4,500	39,870
Red Robin Gourmet Burgers, Inc. (a)	1,497	25,689
Ruby Tuesday, Inc. (a)	6,209	52,777
Ruth's Hospitality Group, Inc. (a)	2,712	11,336
School Specialty, Inc. (a)	1,601	28,930
Sonic Automotive, Inc. Class A (a)	3,790	32,442
Sonic Corp. (a)	5,872	45,508
Stage Stores, Inc.	3,758	40,135
Stein Mart, Inc. (a)	2,464	15,351
Texas Roadhouse, Inc. (a)	4,973	62,759
Tuesday Morning Corp. (a)	3,200	12,768
World Fuel Services Corp.	5,772	149,726
Zale Corp. (a)	2,577	4,072
Zumiez, Inc. (a)	2,012	32,413
		3,269,350
Savings & Loans – 0.2%
Brookline Bancorp, Inc.	5,720	50,794
Dime Community Bancshares	2,431	29,974
		80,768
Semiconductors – 4.9%
Actel Corp. (a)	2,555	32,755
ATMI, Inc. (a)	3,055	44,725
Brooks Automation, Inc. (a)	6,273	48,490
Cabot Microelectronics Corp. (a)	2,265	78,346
Cohu, Inc.	2,266	27,487
Cypress Semiconductor Corp. (a)	15,790	158,532
Diodes, Inc. (a)	3,386	53,736
DSP Group, Inc. (a)	2,123	13,566
Exar Corp. (a)	4,184	28,995
Hittite Microwave Corp. (a)	2,100	93,954
Kopin Corp. (a)	6,383	21,638
Kulicke & Soffa Industries, Inc. (a)	6,869	48,220
Micrel, Inc.	4,145	42,196
Microsemi Corp. (a)	7,970	116,601
MKS Instruments, Inc. (a)	4,868	91,129
Pericom Semiconductor Corp. (a)	2,469	23,702
Rudolph Technologies, Inc. (a)	2,923	22,069
Sigma Designs, Inc. (a)	2,600	26,026
Skyworks Solutions, Inc. (a)	17,054	286,337
Standard Microsystems Corp. (a)	2,186	50,890
Supertex, Inc. (a)	1,216	29,987
Tessera Technologies, Inc. (a)	4,868	78,131
TriQuint Semiconductor, Inc. (a)	15,117	92,365
Ultratech, Inc. (a)	2,283	37,145
Varian Semiconductor Equipment Associates, Inc. (a)	7,183	205,865
Veeco Instruments, Inc. (a)	3,937	134,960
		1,887,847
Software – 4.1%
Avid Technology, Inc. (a)	2,749	34,995
Blackbaud, Inc.	4,269	92,936

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CommVault Systems, Inc. (a)	4,184	$94,140
Computer Programs & Systems, Inc.	932	38,137
Concur Technologies, Inc. (a)	4,188	178,744
CSG Systems International, Inc. (a)	3,269	59,921
Digi International, Inc. (a)	2,500	20,675
Ebix, Inc. (a)	3,034	47,573
Eclipsys Corp. (a)	5,600	99,904
Epicor Software Corp. (a)	4,653	37,178
EPIQ Systems, Inc. (a)	3,218	41,609
Interactive Intelligence, Inc. (a)	1,284	21,096
JDA Software Group, Inc. (a)	3,511	77,172
MicroStrategy, Inc. Class A (a)	879	66,004
Omnicell, Inc. (a)	3,094	36,169
Phase Forward, Inc. (a)	4,159	69,372
Phoenix Technologies Ltd. (a)	3,689	10,661
Progress Software Corp. (a)	4,063	122,012
Quality Systems, Inc.	1,854	107,513
Smith Micro Software, Inc. (a)	3,000	28,530
SYNNEX Corp. (a)	2,013	51,573
Take-Two Interactive Software, Inc. (a)	8,158	73,422
Taleo Corp. Class A (a)	3,722	90,407
THQ, Inc. (a)	6,555	28,318
Tyler Technologies, Inc. (a)	2,673	41,485
		1,569,546
Storage & Warehousing – 0.2%
Mobile Mini, Inc. (a)	3,569	58,103
Telecommunications – 2.6%
Adaptec, Inc. (a)	11,583	33,475
Anixter International, Inc. (a)	2,717	115,744
Applied Signal Technology, Inc.	1,310	25,742
Arris Group, Inc. (a)	12,178	124,094
Black Box Corp.	1,680	46,855
Cbeyond, Inc. (a)	2,647	33,087
Comtech Telecommunications (a)	2,745	82,158
EMS Technologies, Inc. (a)	1,504	22,590
General Communication, Inc. Class A (a)	4,400	33,396
Harmonic, Inc. (a)	9,405	51,163
Netgear, Inc. (a)	3,359	59,925
Network Equipment Technologies, Inc. (a)	3,000	10,470
Neutral Tandem, Inc. (a)	3,263	36,709
Novatel Wireless, Inc. (a)	3,139	18,018
NTELOS Holdings Corp.	2,928	50,362
Symmetricom, Inc. (a)	4,388	22,335
Tekelec (a)	6,575	87,053
Tollgrade Communications, Inc. (a)	1,300	8,190
USA Mobility, Inc.	2,169	28,023
ViaSat, Inc. (a)	3,833	124,802
		1,014,191
Textiles – 0.3%
G&K Services, Inc. Class A	1,819	37,562
UniFirst Corp.	1,375	60,528
		98,090
Toys, Games & Hobbies – 0.2%
JAKKS Pacific, Inc. (a)	2,695	38,754
RC2 Corp. (a)	2,061	33,203
		71,957
Transportation – 1.6%
Arkansas Best Corp.	2,494	51,750
Bristow Group, Inc. (a)	3,486	102,488
Forward Air Corp.	2,805	76,436
Heartland Express, Inc.	5,016	72,832
Hub Group, Inc. Class A (a)	3,684	110,557
Knight Transportation, Inc.	5,623	113,810
Old Dominion Freight Line, Inc. (a)	2,697	94,773
		622,646
Water – 0.2%
American States Water Co.	1,791	59,354
TOTAL COMMON STOCK (Cost $46,742,717)		37,808,901
TOTAL EQUITIES (Cost $46,742,717)		37,808,901
RIGHTS – 0.0%
Banks – 0.0%
Hanmi Financial Corp. (a) (b)	4,331	260
TOTAL RIGHTS (Cost $0)		260
MUTUAL FUNDS – 0.0%
Diversified Financial – 0.0%
iShares S&P SmallCap 600 Index Fund	323	17,487
TOTAL MUTUAL FUNDS (Cost $20,130)		17,487
TOTAL LONG-TERM INVESTMENTS (Cost $46,762,847)		37,826,648
	Principal Amount
SHORT-TERM INVESTMENTS – 1.4%
Repurchase Agreement – 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (c)	$463,956	463,956
U.S. Treasury Bills – 0.2% (d)
U.S. Treasury Bill 0.188% 11/18/10	2,000	1,998
U.S. Treasury Bill 0.203% 11/18/10	3,000	2,998
U.S. Treasury Bill 0.210% 11/18/10	5,000	4,996
U.S. Treasury Bill 0.211% 11/18/10	40,000	39,967
U.S. Treasury Bill 0.217% 11/18/10	15,000	14,987

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bill 0.226% 11/18/10	$5,000	$4,996
		69,942
TOTAL SHORT-TERM INVESTMENTS (Cost $533,898)		533,898
TOTAL INVESTMENTS – 100.1% (Cost $47,296,745) (e)		38,360,546
Other Assets/ (Liabilities) – (0.1)%		(48,537)
NET ASSETS – 100.0%		$38,312,009

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $463,956. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $474,808.
(d)	These securities are held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 97.1%
COMMON STOCK – 95.8%
Aerospace & Defense – 0.6%
Kaman Corp.	17,500	$387,100
Kratos Defense & Security Solutions, Inc. (a)	9,800	102,900
		490,000
Agriculture – 0.3%
Alliance One International, Inc. (a)	80,800	287,648
Airlines – 1.2%
Alaska Air Group, Inc. (a)	22,600	1,015,870
Banks – 6.3%
Columbia Banking System, Inc.	18,700	341,462
East West Bancorp, Inc.	67,800	1,033,950
Glacier Bancorp, Inc.	49,100	720,297
Home Bancshares, Inc.	31,570	720,112
Signature Bank (a)	13,900	528,339
SVB Financial Group (a)	27,000	1,113,210
Wintrust Financial Corp.	23,700	790,158
		5,247,528
Biotechnology – 0.3%
Exelixis, Inc. (a)	61,800	214,446
Building Materials – 2.3%
Comfort Systems USA, Inc.	33,200	320,712
Drew Industries, Inc. (a)	33,300	672,660
Gibraltar Industries, Inc. (a)	38,000	383,800
Universal Forest Products, Inc.	18,000	545,580
		1,922,752
Chemicals – 2.3%
American Vanguard Corp.	33,600	266,448
Arch Chemicals, Inc.	24,250	745,445
Innospec, Inc. (a)	37,400	350,812
Minerals Technologies, Inc.	8,500	404,090
Symyx Technologies, Inc. (a)	31,800	159,318
		1,926,113
Coal – 0.2%
Cloud Peak Energy, Inc. (a)	15,100	200,226
Commercial Services – 6.7%
Aaron's, Inc.	89,500	1,527,765
Corinthian Colleges, Inc. (a)	25,900	255,115
Electro Rent Corp.	44,700	571,713
FTI Consulting, Inc. (a)	17,970	783,312
Landauer, Inc.	9,000	547,920
McGrath Rentcorp	43,000	979,540
Navigant Consulting, Inc. (a)	46,400	481,632
On Assignment, Inc. (a)	61,300	308,339
Startek, Inc. (a)	34,400	134,160
		5,589,496
Computers – 0.4%
Xyratex Ltd. (a)	26,000	367,900
Distribution & Wholesale – 4.2%
Beacon Roofing Supply, Inc. (a)	74,600	1,344,292
Owens & Minor, Inc.	53,750	1,525,425
Pool Corp.	27,900	611,568
		3,481,285
Diversified Financial – 1.3%
JMP Group, Inc.	24,100	149,179
Piper Jaffray Cos., Inc. (a)	9,800	315,756
Stifel Financial Corp. (a)	14,850	644,342
		1,109,277
Electric – 2.8%
Black Hills Corp.	22,500	640,575
Cleco Corp.	30,450	804,184
El Paso Electric Co. (a)	37,000	715,950
The Empire District Electric Co.	9,300	174,561
		2,335,270
Electrical Components & Equipment – 2.0%
Advanced Energy Industries, Inc. (a)	39,200	481,768
Belden, Inc.	25,800	567,600
C&D Technologies, Inc. (a)	19,300	17,005
Littelfuse, Inc. (a)	18,700	591,107
		1,657,480
Electronics – 2.2%
Analogic Corp.	8,940	406,859
Methode Electronics, Inc.	15,600	151,944
Newport Corp. (a)	29,000	262,740
Woodward Governor Co.	40,800	1,041,624
		1,863,167
Engineering & Construction – 1.1%
Insituform Technologies, Inc. Class A (a)	39,500	808,960
Sterling Construction Co., Inc. (a)	11,400	147,516
		956,476
Entertainment – 0.4%
Ascent Media Corp. Series A (a)	11,600	293,016
Environmental Controls – 1.6%
Mine Safety Appliances Co.	15,800	391,524
Waste Connections, Inc. (a)	26,400	921,096
		1,312,620
Foods – 0.7%
Nash Finch Co.	17,000	580,720
Forest Products & Paper – 2.9%
Clearwater Paper Corp. (a)	11,400	624,264
Deltic Timber Corp.	15,200	635,360
Potlatch Corp.	22,050	787,846
Wausau Paper Corp. (a)	47,300	320,221
		2,367,691
Gas – 1.1%
Southwest Gas Corp.	20,400	601,800
Vectren Corp.	14,500	343,070
		944,870
Hand & Machine Tools – 0.2%
Franklin Electric Co., Inc.	6,400	184,448

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care - Products – 1.8%
AngioDynamics, Inc. (a)	26,000	$383,500
Quidel Corp. (a)	26,000	329,940
West Pharmaceutical Services, Inc.	21,500	784,535
		1,497,975
Health Care - Services – 1.2%
National Healthcare Corp.	15,400	530,684
Triple-S Management Corp. Class B (a)	23,000	426,650
		957,334
Holding Company - Diversified – 0.6%
Compass Diversified Holdings	36,600	490,806
Home Builders – 1.4%
M/I Homes, Inc. (a)	19,400	187,016
Meritage Home Corp. (a)	31,500	512,820
Winnebago Industries, Inc. (a)	43,100	428,414
		1,128,250
Home Furnishing – 0.2%
Ethan Allen Interiors, Inc.	6,900	96,531
Stanley Furniture Co., Inc. (a)	26,400	107,184
		203,715
Household Products – 0.4%
CSS Industries, Inc.	19,500	321,750
Insurance – 4.4%
Alterra Capital Holdings Ltd.	33,300	625,374
Employers Holdings, Inc.	18,500	272,505
Markel Corp. (a)	1,620	550,800
National Interstate Corp.	27,000	535,140
ProAssurance Corp. (a)	28,900	1,640,364
		3,624,183
Internet – 0.7%
Websense, Inc. (a)	29,950	566,055
Investment Companies – 2.0%
Ares Capital Corp.	77,500	971,075
Hercules Technology Growth Capital, Inc.	49,000	451,290
Kohlberg Capital Corp.	45,500	227,955
		1,650,320
Iron & Steel – 0.9%
Carpenter Technology Corp.	21,550	707,487
Lodging – 0.6%
Orient-Express Hotels Ltd. (a)	66,200	489,880
Machinery - Construction & Mining – 0.4%
Astec Industries, Inc. (a)	12,100	335,533
Machinery - Diversified – 3.6%
Cascade Corp.	12,200	434,442
IDEX Corp.	28,000	799,960
Nordson Corp.	21,300	1,194,504
Robbins & Myers, Inc.	27,300	593,502
		3,022,408
Manufacturing – 3.8%
Ameron International Corp.	10,900	657,597
AptarGroup, Inc.	31,400	1,187,548
Matthews International Corp. Class A	29,350	859,368
Myers Industries, Inc.	50,800	410,972
		3,115,485
Media – 0.5%
The Dolan Co. (a)	17,800	197,936
Saga Communications, Inc. Class A (a)	10,200	243,576
		441,512
Metal Fabricate & Hardware – 1.2%
Circor International, Inc.	16,300	416,954
Sims Group Ltd. Sponsored ADR (Australia)	38,400	543,744
		960,698
Mining – 2.0%
Amcol International Corp.	14,600	343,100
Franco-Nevada Corp.	20,200	617,114
Royal Gold, Inc.	13,860	665,280
		1,625,494
Oil & Gas – 5.6%
Arena Resources, Inc. (a)	11,800	376,420
Atwood Oceanics, Inc. (a)	12,100	308,792
Forest Oil Corp. (a)	19,450	532,152
Hercules Offshore, Inc. (a)	39,600	96,228
Mariner Energy, Inc. (a)	23,900	513,372
Northern Oil and Gas, Inc. (a)	22,100	283,764
Oasis Petroleum, Inc. (a)	22,800	330,600
Penn Virginia Corp.	43,200	868,752
Whiting Petroleum Corp. (a)	17,250	1,352,745
		4,662,825
Oil & Gas Services – 1.7%
CARBO Ceramics, Inc.	10,650	768,824
TETRA Technologies, Inc. (a)	55,500	503,940
Union Drilling, Inc. (a)	19,400	106,894
		1,379,658
Real Estate Investment Trusts (REITS) – 6.8%
Acadia Realty Trust	21,300	358,266
CBL & Associates Properties, Inc.	89,600	1,114,624
Cedar Shopping Centers, Inc.	41,200	248,024
First Potomac Realty Trust	32,600	468,462
Hatteras Financial Corp.	21,000	584,220
Kilroy Realty Corp.	30,700	912,711
LaSalle Hotel Properties	36,650	753,890
Parkway Properties, Inc.	15,100	220,007
Redwood Trust, Inc.	30,500	446,520
Washington Real Estate Investment Trust	19,700	543,523
		5,650,247
Retail – 2.4%
Fred's, Inc. Class A	33,300	368,298
Haverty Furniture Cos., Inc.	40,300	495,287
MarineMax, Inc. (a)	33,500	232,490
Men's Wearhouse, Inc.	27,700	508,572
Stein Mart, Inc. (a)	57,800	360,094
		1,964,741
Semiconductors – 2.6%
ATMI, Inc. (a)	18,300	267,912
Brooks Automation, Inc. (a)	46,000	355,580
Cabot Microelectronics Corp. (a)	8,900	307,851

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Formfactor, Inc. (a)	24,200	$261,360
Microsemi Corp. (a)	29,900	437,437
Teradyne, Inc. (a)	52,700	513,825
		2,143,965
Software – 1.9%
Progress Software Corp. (a)	33,550	1,007,507
SYNNEX Corp. (a)	23,200	594,384
		1,601,891
Telecommunications – 1.5%
Ixia (a)	58,900	505,951
Premiere Global Services, Inc. (a)	58,300	369,622
Sonus Networks, Inc. (a)	127,400	345,254
		1,220,827
Textiles – 0.8%
Culp, Inc. (a)	19,400	212,624
G&K Services, Inc. Class A	21,500	443,975
		656,599
Transportation – 5.7%
Genesee & Wyoming, Inc. Class A (a)	32,850	1,225,634
Kirby Corp. (a)	32,750	1,252,687
Landstar System, Inc.	44,150	1,721,408
UTI Worldwide, Inc.	44,000	544,720
		4,744,449
TOTAL COMMON STOCK (Cost $71,578,099)		79,512,386
CONVERTIBLE PREFERRED STOCK – 1.3%
Banks – 0.1%
East West Bancorp, Inc., Series A 8.000% (b)	100	120,434
Insurance – 0.5%
Assured Guaranty Ltd. 8.500%	6,900	398,475
Oil & Gas – 0.7%
Whiting Petroleum Corp. 6.250%	2,800	542,332
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $796,671)		1,061,241
TOTAL EQUITIES (Cost $72,374,770)		80,573,627
MUTUAL FUNDS – 0.8%
Diversified Financial – 0.8%
First Opportunity Fund, Inc.	44,500	265,665
iShares Russell 2000 Value Index Fund	6,600	376,464
T. Rowe Price Reserve Investment Fund	1,139	1,139
TOTAL MUTUAL FUNDS (Cost $666,474)		643,268
TOTAL LONG-TERM INVESTMENTS (Cost $73,041,244)		81,216,895
	Principal Amount
SHORT-TERM INVESTMENTS – 2.2%
Repurchase Agreement – 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (c)	$1,870,916	1,870,916
TOTAL SHORT-TERM INVESTMENTS (Cost $1,870,916)		1,870,916
TOTAL INVESTMENTS – 100.1% (Cost $74,912,160) (d)		83,087,811
Other Assets/ (Liabilities) – (0.1)%		(80,096)
NET ASSETS – 100.0%		$83,007,715

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $1,870,917. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $1,909,579.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

June 30, 2010 (Unaudited)

	Number of Shares	Value
EQUITIES – 96.1%
COMMON STOCK – 96.1%
Advertising – 0.6%
The Interpublic Group of Companies, Inc. (a)	130,300	$929,039
Agriculture – 1.3%
Bunge Ltd.	22,000	1,082,180
Universal Corp.	27,000	1,071,360
		2,153,540
Airlines – 0.6%
Alaska Air Group, Inc. (a)	21,550	968,672
Automotive & Parts – 3.8%
Cooper Tire & Rubber Co.	77,300	1,507,350
Dana Holding Corp. (a)	185,200	1,852,000
Federal-Mogul Corp. (a)	118,700	1,545,474
TRW Automotive Holdings Corp. (a)	53,600	1,477,752
		6,382,576
Banks – 7.5%
Associated Banc-Corp.	118,600	1,454,036
City National Corp.	19,150	981,055
Comerica, Inc.	54,200	1,996,186
Marshall & Ilsley Corp.	186,300	1,337,634
Popular, Inc. (a)	499,433	1,338,480
Susquehanna Bancshares, Inc.	191,325	1,593,737
Umpqua Holdings Corp.	89,600	1,028,608
Webster Financial Corp.	84,400	1,514,136
Whitney Holding Corp.	140,400	1,298,700
		12,542,572
Beverages – 1.2%
Constellation Brands, Inc. Class A (a)	127,550	1,992,331
Building Materials – 0.6%
Masco Corp.	88,300	950,108
Chemicals – 4.7%
Arch Chemicals, Inc.	52,900	1,626,146
Cytec Industries, Inc.	43,100	1,723,569
Huntsman Corp.	142,550	1,235,908
PolyOne Corp. (a)	169,600	1,428,032
Rockwood Holdings, Inc. (a)	82,800	1,878,732
		7,892,387
Coal – 0.4%
Patriot Coal Corp. (a)	62,300	732,025
Commercial Services – 2.7%
Convergys Corp. (a)	186,400	1,828,584
Hertz Global Holdings, Inc. (a)	125,100	1,183,446
Kelly Services, Inc. Class A (a)	101,200	1,504,844
		4,516,874
Computers – 0.7%
NCR Corp. (a)	91,700	1,111,404
Distribution & Wholesale – 1.2%
WESCO International, Inc. (a)	57,400	1,932,658
Diversified Financial – 0.5%
MF Global (Holdings) Ltd. (a)	156,700	894,757
Electric – 6.7%
CMS Energy Corp.	148,800	2,179,920
Northeast Utilities	68,200	1,737,736
NV Energy, Inc.	129,400	1,528,214
Pepco Holdings, Inc.	139,400	2,185,792
Portland General Electric Co.	116,425	2,134,070
Wisconsin Energy Corp.	27,300	1,385,202
		11,150,934
Electrical Components & Equipment – 1.9%
EnerSys (a)	66,600	1,423,242
General Cable Corp. (a)	64,200	1,710,930
		3,134,172
Electronics – 3.7%
Arrow Electronics, Inc. (a)	41,900	936,465
AU Optronics Corp. Sponsored ADR (Taiwan)	126,066	1,119,466
Avnet, Inc. (a)	40,000	964,400
Flextronics International Ltd. (a)	238,800	1,337,280
Thomas & Betts Corp. (a)	53,400	1,852,980
		6,210,591
Foods – 3.1%
Dean Foods Co. (a)	144,200	1,452,094
Smithfield Foods, Inc. (a)	111,100	1,655,390
SUPERVALU, Inc.	80,600	873,704
Tyson Foods, Inc. Class A	77,600	1,271,864
		5,253,052
Gas – 2.2%
NiSource, Inc.	145,625	2,111,563
Southern Union Co.	69,200	1,512,712
		3,624,275
Health Care - Products – 1.1%
Kinetic Concepts, Inc. (a)	50,600	1,847,406
Health Care - Services – 3.6%
AMERIGROUP Corp. (a)	29,200	948,416
Community Health Systems, Inc. (a)	55,600	1,879,836
LifePoint Hospitals, Inc. (a)	60,800	1,909,120
Molina Healthcare, Inc. (a)	44,700	1,287,360
		6,024,732
Home Builders – 1.1%
NVR, Inc. (a)	1,600	1,048,048
Pulte Group, Inc. (a)	98,400	814,752
		1,862,800
Household Products – 0.8%
American Greetings Corp. Class A	74,575	1,399,027
Insurance – 5.3%
Aspen Insurance Holdings Ltd.	62,400	1,543,776
Endurance Specialty Holdings Ltd.	47,000	1,763,910
Fidelity National Financial, Inc. Class A	83,300	1,082,067
Reinsurance Group of America, Inc. Class A	43,600	1,992,956
StanCorp Financial Group, Inc.	24,300	985,122
Unum Group	68,150	1,478,855
		8,846,686

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Iron & Steel – 2.1%
AK Steel Holding Corp.	44,900	$535,208
Reliance Steel & Aluminum Co.	48,900	1,767,735
Steel Dynamics, Inc.	91,600	1,208,204
		3,511,147
Leisure Time – 1.5%
Callaway Golf Co.	154,600	933,784
Royal Caribbean Cruises Ltd. (a)	72,500	1,650,825
		2,584,609
Lodging – 1.5%
Boyd Gaming Corp. (a)	117,900	1,000,971
Wyndham Worldwide Corp.	77,800	1,566,892
		2,567,863
Machinery - Construction & Mining – 1.0%
Terex Corp. (a)	91,000	1,705,340
Machinery - Diversified – 0.9%
Briggs & Stratton Corp.	85,500	1,455,210
Manufacturing – 1.6%
A.O. Smith Corp.	22,700	1,093,913
Teleflex, Inc.	29,700	1,612,116
		2,706,029
Media – 0.6%
CBS Corp. Class B	72,900	942,597
Metal Fabricate & Hardware – 2.2%
Commercial Metals Co.	139,400	1,842,868
Mueller Industries, Inc.	74,828	1,840,769
		3,683,637
Oil & Gas – 5.2%
Cimarex Energy Co.	27,000	1,932,660
Forest Oil Corp. (a)	67,850	1,856,376
Helmerich & Payne, Inc.	45,900	1,676,268
Rowan Cos., Inc. (a)	82,100	1,801,274
Whiting Petroleum Corp. (a)	19,500	1,529,190
		8,795,768
Oil & Gas Services – 1.6%
Helix Energy Solutions Group, Inc. (a)	149,900	1,614,423
Oil States International, Inc. (a)	25,500	1,009,290
		2,623,713
Pharmaceuticals – 0.7%
Par Pharmaceutical Cos., Inc. (a)	42,700	1,108,492
Real Estate – 1.5%
CB Richard Ellis Group, Inc. Class A (a)	87,800	1,194,958
Jones Lang LaSalle, Inc.	20,100	1,319,364
		2,514,322
Real Estate Investment Trusts (REITS) – 5.1%
Brandywine Realty Trust	107,500	1,155,625
Camden Property Trust	36,000	1,470,600
CBL & Associates Properties, Inc.	110,200	1,370,888
DiamondRock Hospitality Co. (a)	165,900	1,363,698
Sunstone Hotel Investors, Inc. (a)	163,004	1,618,630
Tanger Factory Outlet Centers, Inc.	36,400	1,506,232
		8,485,673
Retail – 6.1%
AnnTaylor Stores Corp. (a)	93,900	1,527,753
Dress Barn, Inc. (a)	41,000	976,210
Foot Locker, Inc.	80,800	1,019,696
Insight Enterprises, Inc. (a)	108,500	1,427,860
Jones Apparel Group, Inc.	110,700	1,754,595
Men's Wearhouse, Inc.	79,200	1,454,112
Office Depot, Inc. (a)	289,500	1,169,580
Signet Jewelers Ltd. (a)	35,200	968,000
		10,297,806
Savings & Loans – 2.9%
Astoria Financial Corp.	88,200	1,213,632
First Niagara Financial Group, Inc.	155,500	1,948,415
Washington Federal, Inc.	104,500	1,690,810
		4,852,857
Semiconductors – 2.3%
Lam Research Corp. (a)	38,900	1,480,534
Siliconware Precision Industries Co. Sponsored ADR (Taiwan)	228,900	1,224,615
Teradyne, Inc. (a)	126,000	1,228,500
		3,933,649
Telecommunications – 2.5%
Amdocs Ltd. (a)	36,400	977,340
Anixter International, Inc. (a)	42,500	1,810,500
CommScope, Inc. (a)	59,100	1,404,807
		4,192,647
Transportation – 1.5%
Con-way, Inc.	31,000	930,620
Teekay Corp.	62,100	1,625,158
		2,555,778
TOTAL COMMON STOCK (Cost $162,903,589)		160,869,755
TOTAL EQUITIES (Cost $162,903,589)		160,869,755
TOTAL LONG-TERM INVESTMENTS (Cost $162,903,589)		160,869,755
	Principal Amount
SHORT-TERM INVESTMENTS – 0.9%
Repurchase Agreement – 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/10, 0.010%, due 7/01/10 (b)	$1,524,208	1,524,208
TOTAL SHORT-TERM INVESTMENTS (Cost $1,524,208)		1,524,208
TOTAL INVESTMENTS – 97.0% (Cost $164,427,797) (c)		162,393,963
Other Assets/ (Liabilities) – 3.0%		5,044,342
NET ASSETS – 100.0%		$167,438,305

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,524,208. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $1,555,953.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities
June 30, 2010 (Unaudited)

		MML Asset Allocation Fund	MML Concentrated Growth Fund
Assets:
	Investments, at value (Note 2) (a)	$128,066,537	$85,986,111
	Short-term investments, at value (Note 2) (b)	4,468,559	399,186
	Total investments	132,535,096	86,385,297
	Foreign currency, at value (c)	-	-
	Receivables from:
	Investments sold	295,388	-
	Open forward foreign currency contracts (Note 2)	9,013	-
	Investment adviser (Note 3)	-	4,433
	Fund shares sold	52,571	111,113
	Interest and dividends	546,876	36,701
	Foreign taxes withheld	3,803	-
	Total assets	133,442,747	86,537,544
Liabilities:
	Payables for:
	Investments purchased	616,572	-
	Fund shares repurchased	47,436	82,015
	Investments purchased on a when-issued basis (Note 2)	1,360,035	-
	Trustees' fees and expenses (Note 3)	31,054	14,333
	Affiliates (Note 3):
	Investment management fees	67,481	53,201
	Administration fees	-	19,349
	Service fees	3,831	830
	Accrued expense and other liabilities	51,438	41,460
	Total liabilities	2,177,847	211,188
	Net assets	$131,264,900	$86,326,356
Net assets consist of:
	Paid-in capital	$190,799,799	$139,650,476
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	4,805,471	706,169
	Accumulated net realized gain (loss) on investments and foreign currency transactions	(67,010,781)	(59,904,570)
	Net unrealized appreciation (depreciation) on investments and foreign currency translations	2,670,411	5,874,281
	Net assets	$131,264,900	$86,326,356

(a)	Cost of investments:	$125,404,586	$80,111,830
(b)	Cost of short-term investments:	$4,468,559	$399,186
(c)	Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund	MML Foreign Fund	MML Global Fund	MML Growth & Income Fund

$477,466,199	$267,941,386	$81,927,765	$133,588,584
3,658,341	12,041,939	864,780	3,092,139
481,124,540	279,983,325	82,792,545	136,680,723
-	1,355,684	20,311	-

158,253	13,589	53,291	572,706
-	-	-	-
-	-	10,912	-
5,343,908	8,739,796	85,718	231,738
832,307	706,947	46,765	218,768
10,726	466,169	76,758	5,884
487,469,734	291,265,510	83,086,300	137,709,819

1,305,206	337	424,929	209,730
13,578	9,119	74,585	57,334
-	-	-	-
56,715	42,064	8,522	33,484

341,241	232,375	45,294	65,560
-	-	19,548	-
11,355	2,718	424	7,134
119,079	108,089	46,303	52,228
1,847,174	394,702	619,605	425,470
$485,622,560	$290,870,808	$82,466,695	$137,284,349

$582,188,040	$381,439,873	$92,866,456	$219,799,878
12,162,288	9,180,538	1,204,834	2,886,666
(69,970,365)	(32,714,264)	(17,303,442)	(86,008,792)
(38,757,403)	(67,035,339)	5,698,847	606,597
$485,622,560	$290,870,808	$82,466,695	$137,284,349

$516,223,068	$334,935,958	$76,226,639	$132,981,987
$3,658,341	$12,041,939	$864,780	$3,092,139
$-	$1,381,330	$20,337	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
June 30, 2010 (Unaudited)

	MML Asset Allocation Fund	MML Concentrated Growth Fund
Initial Class shares:
Net assets	$125,229,896	$-
Shares outstanding (a)	16,798,607	-
Net asset value, offering price and redemption price per share	$7.45	$-
Class I shares:
Net assets	$-	$64,800,108
Shares outstanding (a)	-	11,244,916
Net asset value, offering price and redemption price per share	$-	$5.76
Class II shares:
Net assets	$-	$20,260,355
Shares outstanding (a)	-	3,502,133
Net asset value, offering price and redemption price per share	$-	$5.79
Service Class shares:
Net assets	$6,035,004	$-
Shares outstanding (a)	813,286	-
Net asset value, offering price and redemption price per share	$7.42	$-
Service Class I shares:
Net assets	$-	$1,265,893
Shares outstanding (a)	-	221,042
Net asset value, offering price and redemption price per share	$-	$5.73

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund	MML Foreign Fund	MML Global Fund	MML Growth & Income Fund

$468,175,894	$286,512,865	$-	$126,555,072
59,594,468	37,273,664	-	18,927,945
$7.86	$7.69	$-	$6.69

$-	$-	$64,899,970	$-
-	-	9,501,640	-
$-	$-	$6.83	$-

$-	$-	$16,847,638	$-
-	-	2,438,380	-
$-	$-	$6.91	$-

$17,446,666	$4,357,943	$-	$10,729,277
2,230,365	569,239	-	1,612,424
$7.82	$7.66	$-	$6.65

$-	$-	$719,087	$-
-	-	105,270	-
$-	$-	$6.83	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
June 30, 2010 (Unaudited)

	MML Income & Growth Fund	MML Large Cap Growth Fund
Assets:
Investments, at value (Note 2) (a)	$135,977,372	$122,265,286
Short-term investments, at value (Note 2) (b)	118,276	3,930,386
Total investments	136,095,648	126,195,672
Cash	-	-
Receivables from:
Investments sold	-	492,156
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	78,916	159,612
Interest and dividends	174,738	80,162
Foreign taxes withheld	-	5,275
Total assets	136,349,302	126,932,877
Liabilities:
Payables for:
Investments purchased	-	979,715
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	167,444	23,459
Variation margin on open futures contracts (Note 2)	-	-
Trustees' fees and expenses (Note 3)	25,721	8,595
Affiliates (Note 3):
Investment management fees	85,425	72,960
Administration fees	-	-
Service fees	1,839	352
Accrued expense and other liabilities	72,534	27,289
Total liabilities	352,963	1,112,370
Net assets	$135,996,339	$125,820,507
Net assets consist of:
Paid-in capital	$141,844,412	$149,274,818
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	4,262,246	256,447
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,237,842)	(12,678,216)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	127,523	(11,032,542)
Net assets	$135,996,339	$125,820,507

(a) Cost of investments:	$135,849,846	$133,297,828
(b) Cost of short-term investments:	$118,276	$3,930,386

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Index Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$271,729,774	$362,569,742	$37,826,648	$81,216,895	$160,869,755
8,636,962	1,073,980	533,898	1,870,916	1,524,208
280,366,736	363,643,722	38,360,546	83,087,811	162,393,963
-	-	-	2,526	-

870,641	7,376,968	2,766	-	1,211,990
-	202,084	-	-	-
-	-	-	5,616	-
90,154	84,503	31,277	18,460	5,488,170
72,322	970,847	35,672	96,108	122,358
-	-	-	-	-
281,399,853	372,278,124	38,430,261	83,210,521	169,216,481

169,678	5,640,235	54,519	47,671	1,556,781
-	1,238	-	-	-
136,576	1,690,158	8,281	24,423	11,295
-	-	4,824	-	-
40,652	55,164	7,840	3,953	29,716

206,355	290,105	12,847	67,961	119,559
-	-	-	19,989	-
7,395	4,358	1,934	860	2,931
82,038	108,360	28,007	37,949	57,894
642,694	7,789,618	118,252	202,806	1,778,176
$280,757,159	$364,488,506	$38,312,009	$83,007,715	$167,438,305

$280,609,536	$418,118,342	$51,260,068	$66,743,429	$239,100,805
(530,081)	8,932,400	349,048	204,012	1,485,630
(24,522,217)	(62,151,449)	(4,332,083)	7,884,623	(71,114,296)
25,199,921	(410,787)	(8,965,024)	8,175,651	(2,033,834)
$280,757,159	$364,488,506	$38,312,009	$83,007,715	$167,438,305

$246,529,520	$363,181,071	$46,762,847	$73,041,244	$162,903,589
$8,636,962	$1,073,980	$533,898	$1,870,916	$1,524,208

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
June 30, 2010 (Unaudited)

	MML Income & Growth Fund	MML Large Cap Growth Fund
Initial Class shares:
Net assets	$133,165,354	$125,307,213
Shares outstanding (a)	18,225,130	15,511,931
Net asset value, offering price and redemption price per share	$7.31	$8.08
Class II shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-
Service Class shares:
Net assets	$2,830,985	$513,294
Shares outstanding (a)	389,114	63,817
Net asset value, offering price and redemption price per share	$7.28	$8.04
Service Class I shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Index Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$269,222,407	$357,602,226	$35,422,960	$-	$163,050,905
28,340,461	40,935,386	4,559,658	-	22,641,974
$9.50	$8.74	$7.77	$-	$7.20

$-	$-	$-	$81,557,695	$-
-	-	-	5,415,895	-
$-	$-	$-	$15.06	$-

$11,534,752	$6,886,280	$2,889,049	$-	$4,387,400
1,219,587	791,864	373,718	-	611,758
$9.46	$8.70	$7.73	$-	$7.17

$-	$-	$-	$1,450,020	$-
-	-	-	96,565	-
$-	$-	$-	$15.02	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

		MML Asset Allocation Fund	MML Concentrated Growth Fund
Investment income (Note 2):
	Dividends (a)	$726,046	$739,192
	Interest	1,119,870	74
	Total investment income	1,845,916	739,266
Expenses (Note 3):
	Investment management fees	387,640	319,798
	Custody fees	10,797	7,419
	Audit fees	16,186	15,719
	Legal fees	1,433	1,071
	Proxy fees	570	533
	Shareholder reporting fees	13,809	10,500
	Trustees' fees	8,628	6,416
		439,063	361,456
	Administration fees:
	Class I	-	98,815
	Class II	-	16,076
	Service Class I	-	1,545
	Service fees:
	Service Class	7,303	-
	Service Class I	-	1,610
	Total expenses	446,366	479,502
	Expenses waived (Note 3):
	Class I fees waived by advisor	-	-
	Class II fees waived by advisor	-	-
	Service Class I fees waived by advisor	-	-
	Class I management fees waived	-	(20,586)
	Class II management fees waived	-	(5,742)
	Service Class I management fees waived	-	(322)
	Net expenses	446,366	452,852
	Net investment income (loss)	1,399,550	286,414
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	1,657,433	5,880,217
	Foreign currency transactions	(28,443)	-
	Net realized gain (loss)	1,628,990	5,880,217
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	(8,167,957)	(15,312,917)
	Translation of assets and liabilities in foreign currencies	21,816	-
	Net change in unrealized appreciation (depreciation)	(8,146,141)	(15,312,917)
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	(6,517,151)	(9,432,700)
	Net increase (decrease) in net assets resulting from operations	$(5,117,601)	$(9,146,286)

(a)	Net of withholding tax of:	$9,894	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund	MML Foreign Fund	MML Global Fund	MML Growth & Income Fund

$5,836,326	$5,699,934	$1,091,084	$1,285,043
27,793	639	67	119
5,864,119	5,700,573	1,091,151	1,285,162

1,836,469	1,278,616	257,526	385,312
25,282	91,132	32,049	7,764
15,502	17,283	17,167	15,450
4,707	2,894	867	1,577
464	533	687	570
40,790	26,262	8,711	14,994
27,939	17,344	5,184	9,479
1,951,153	1,434,064	322,191	435,146

-	-	92,515	-
-	-	17,219	-
-	-	879	-

21,847	5,353	-	14,059
-	-	785	-
1,973,000	1,439,417	433,589	449,205

-	-	(43,233)	-
-	-	(12,433)	-
-	-	(415)	-
-	-	-	-
-	-	-	-
-	-	-	-
1,973,000	1,439,417	377,508	449,205
3,891,119	4,261,156	713,643	835,957

6,128,951	(4,198,493)	1,392,812	1,185,985
(1,960)	(8,557)	(25,949)	26
6,126,991	(4,207,050)	1,366,863	1,186,011

(42,469,374)	(46,720,523)	(10,719,563)	(15,471,296)
1,801	(87,251)	(2,676)	-
(42,467,573)	(46,807,774)	(10,722,239)	(15,471,296)
(36,340,582)	(51,014,824)	(9,355,376)	(14,285,285)
$(32,449,463)	$(46,753,668)	$(8,641,733)	$(13,449,328)

$51,300	$667,941	$123,577	$18,349

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

		MML Income & Growth Fund	MML Large Cap Growth Fund
Investment income (Note 2):
	Dividends (a)	$2,148,554	$380,905
	Interest	140	186
	Total investment income	2,148,694	381,091
Expenses (Note 3):
	Investment management fees	660,276	217,298
	Custody fees	34,771	4,709
	Audit fees	15,746	15,429
	Legal fees	2,348	415
	Proxy fees	493	486
	Shareholder reporting fees	24,140	4,836
	Trustees' fees	14,660	2,495
		752,434	245,668
	Administration fees:
	Class II	-	-
	Service Class I	-	-
	Service fees:
	Service Class	3,429	751
	Service Class I	-	-
	Total expenses	755,863	246,419
	Expenses waived (Note 3):
	Class II fees waived by advisor	-	-
	Service Class I fees waived by advisor	-	-
	Net expenses	755,863	246,419
	Net investment income (loss)	1,392,831	134,672
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	21,186,554	1,653,387
	Futures contracts	1,157,391	-
	Foreign currency transactions	(428)	-
	Net realized gain (loss)	22,343,517	1,653,387
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	(28,709,512)	(17,411,263)
	Futures contracts	-	-
	Translation of assets and liabilities in foreign currencies	(23)	-
	Net change in unrealized appreciation (depreciation)	(28,709,535)	(17,411,263)
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	(6,366,018)	(15,757,876)
	Net increase (decrease) in net assets resulting from operations	$(4,973,187)	$(15,623,204)

(a)	Net of withholding tax of:	$4,967	$615

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Index Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$736,485	$4,895,928	$227,171	$776,418	$1,156,460
6,130	69	58	136	60
742,615	4,895,997	227,229	776,554	1,156,520

1,138,236	1,627,205	73,229	420,674	700,724
23,184	41,247	7,762	9,993	12,077
15,749	15,766	15,429	15,825	15,454
2,877	3,824	408	980	1,833
464	493	469	464	567
25,997	34,467	4,753	9,681	17,180
17,208	22,940	2,452	5,825	11,006
1,223,715	1,745,942	104,502	463,442	758,841

-	-	-	122,357	-
-	-	-	1,370	-

13,751	8,252	3,663	-	5,489
-	-	-	1,370	-
1,237,466	1,754,194	108,165	588,539	764,330

-	-	-	(17,817)	-
-	-	-	(205)	-
1,237,466	1,754,194	108,165	570,517	764,330
(494,851)	3,141,803	119,064	206,037	392,190

12,095,358	40,080,212	(426,360)	7,643,444	11,322,154
-	-	(3,440)	-	-
(1,443)	65,253	-	29	-
12,093,915	40,145,465	(429,800)	7,643,473	11,322,154

(13,225,088)	(47,964,780)	26,954	(9,029,149)	(13,181,550)
-	-	(32,503)	-	-
(463)	63,948	-	-	-
(13,225,551)	(47,900,832)	(5,549)	(9,029,149)	(13,181,550)
(1,131,636)	(7,755,367)	(435,349)	(1,385,676)	(1,859,396)
$(1,626,487)	$(4,613,564)	$(316,285)	$(1,179,639)	$(1,467,206)

$10,110	$14,088	$-	$888	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Asset Allocation Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,399,550	$3,260,613
Net realized gain (loss) on investment transactions	1,628,990	(26,416,227)
Net change in unrealized appreciation (depreciation) on investments	(8,146,141)	44,222,866
Net increase (decrease) in net assets resulting from operations	(5,117,601)	21,067,252
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(5,404,123)
Class I	-	-
Class II	-	-
Service Class	-	(168,250)
Service Class I	-	-
Total distributions from net investment income	-	(5,572,373)
From net realized gains:
Net fund share transactions (Note 5):
Initial Class	(8,844,090)	(12,329,765)
Class I	-	-
Class II	-	-
Service Class	778,593	3,200,454
Service Class I	-	-
Increase (decrease) in net assets from fund share transactions	(8,065,497)	(9,129,311)
Total increase (decrease) in net assets	(13,183,098)	6,365,568
Net assets
Beginning of period	144,447,998	138,082,430
End of period	$131,264,900	$144,447,998
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of period	$4,805,471	$3,405,921

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund		MML Equity Income Fund		MML Foreign Fund
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

$286,414	$428,194	$3,891,119	$8,303,223	$4,261,156	$4,972,985
5,880,217	(14,043,481)	6,126,991	(51,942,386)	(4,207,050)	(20,778,291)
(15,312,917)	48,295,568	(42,467,573)	142,548,038	(46,807,774)	82,417,542
(9,146,286)	34,680,281	(32,449,463)	98,908,875	(46,753,668)	66,612,236

-	-	-	(9,089,369)	-	(6,097,987)
-	(273,859)	-	-	-	-
-	(69,794)	-	-	-	-
-	-	-	(323,441)	-	(83,617)
-	(5,108)	-	-	-	-
-	(348,761)	-	(9,412,810)	-	(6,181,604)

-	-	69,180,886	(9,460,280)	43,796,930	20,624,883
(10,172,817)	(3,984,483)	-	-	-	-
(1,880,857)	(3,458,179)	-	-	-	-
-	-	1,962,748	6,728,535	700,478	1,687,192
185,859	362,513	-	-	-	-
(11,867,815)	(7,080,149)	71,143,634	(2,731,745)	44,497,408	22,312,075
(21,014,101)	27,251,371	38,694,171	86,764,320	(2,256,260)	82,742,707

107,340,457	80,089,086	446,928,389	360,164,069	293,127,068	210,384,361
$86,326,356	$107,340,457	$485,622,560	$446,928,389	$290,870,808	$293,127,068
$706,169	$419,755	$12,162,288	$8,271,169	$9,180,538	$4,919,382

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Global Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$713,643	$540,201
Net realized gain (loss) on investment transactions	1,366,863	(6,864,185)
Net change in unrealized appreciation (depreciation) on investments	(10,722,239)	23,887,546
Net increase (decrease) in net assets resulting from operations	(8,641,733)	17,563,562
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	-	(548,755)
Class II	-	(133,588)
Service Class	-	-
Service Class I	-	(5,335)
Total distributions from net investment income	-	(687,678)
From net realized gains:
Net fund share transactions (Note 5):
Initial Class	-	-
Class I	6,358,940	47,920,652
Class II	(1,506,458)	(3,367,089)
Service Class	-	-
Service Class I	229,336	135,804
Increase (decrease) in net assets from fund share transactions	5,081,818	44,689,367
Total increase (decrease) in net assets	(3,559,915)	61,565,251
Net assets
Beginning of period	86,026,610	24,461,359
End of period	$82,466,695	$86,026,610
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of period	$1,204,834	$491,191

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund		MML Income & Growth Fund
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

$835,957	$2,071,894	$1,392,831	$2,851,928
1,186,011	(27,416,912)	22,343,517	(12,967,363)
(15,471,296)	60,520,917	(28,709,535)	50,695,566
(13,449,328)	35,175,899	(4,973,187)	40,580,131

-	(2,675,505)	-	(2,061,951)
-	-	-	-
-	-	-	-
-	(184,375)	-	(13,965)
-	-	-	-
-	(2,859,880)	-	(2,075,916)

(8,819,357)	(15,696,871)	(132,335,253)	155,681,017
-	-	-	-
-	-	-	-
568,309	7,810,429	635,681	1,386,647
-	-	-	-
(8,251,048)	(7,886,442)	(131,699,572)	157,067,664
(21,700,376)	24,429,577	(136,672,759)	195,571,879

158,984,725	134,555,148	272,669,098	77,097,219
$137,284,349	$158,984,725	$135,996,339	$272,669,098
$2,886,666	$2,050,709	$4,262,246	$2,869,415

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Growth Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$134,672	$129,229
Net realized gain (loss) on investment transactions	1,653,387	(6,221,455)
Net change in unrealized appreciation (depreciation) on investments	(17,411,263)	16,548,652
Net increase (decrease) in net assets resulting from operations	(15,623,204)	10,456,426
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(177,283)
Service Class	-	(2,376)
Total distributions from net investment income	-	(179,659)
From net realized gains:
Net fund share transactions (Note 5):
Initial Class	99,818,135	(5,262,576)
Service Class	(81,592)	260,471
Increase (decrease) in net assets from fund share transactions	99,736,543	(5,002,105)
Total increase (decrease) in net assets	84,113,339	5,274,662
Net assets
Beginning of period	41,707,168	36,432,506
End of period	$125,820,507	$41,707,168
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of period	$256,447	$121,775

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

$(494,851)	$(584,866)	$3,141,803	$6,340,285
12,093,915	(20,742,328)	40,145,465	(2,455,872)
(13,225,551)	110,156,837	(47,900,832)	88,742,094
(1,626,487)	88,829,643	(4,613,564)	92,626,507

-	-	-	(7,031,877)
-	-	-	(103,215)
-	-	-	(7,135,092)

(4,293,378)	5,026,169	(13,315,179)	(122,786)
1,980,016	3,198,019	871,416	2,465,079
(2,313,362)	8,224,188	(12,443,763)	2,342,293
(3,939,849)	97,053,831	(17,057,327)	87,833,708

284,697,008	187,643,177	381,545,833	293,712,125
$280,757,159	$284,697,008	$364,488,506	$381,545,833
$(530,081)	$(35,230)	$8,932,400	$5,790,597

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Index Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$119,064	$224,286
Net realized gain (loss) on investment transactions	(429,800)	(2,401,056)
Net change in unrealized appreciation (depreciation) on investments	(5,549)	10,576,014
Net increase (decrease) in net assets resulting from operations	(316,285)	8,399,244
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(417,813)
Class II	-	-
Service Class	-	(27,020)
Service Class I	-	-
Total distributions from net investment income	-	(444,833)
From net realized gains:
Initial Class	-	(675,436)
Class II	-	-
Service Class	-	(44,276)
Service Class I	-	-
Total distributions from net realized gains	-	(719,712)
Net fund share transactions (Note 5):
Initial Class	(2,772,956)	(2,154,683)
Class II	-	-
Service Class	204,096	989,088
Service Class I	-	-
Increase (decrease) in net assets from fund share transactions	(2,568,860)	(1,165,595)
Total increase (decrease) in net assets	(2,885,145)	6,069,104
Net assets
Beginning of period	41,197,154	35,128,050
End of period	$38,312,009	$41,197,154
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of period	$349,048	$229,984

*	Fund commenced operations on February 27, 2009.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009*	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

$206,037	$184,351	$392,190	$1,083,547
7,643,473	2,545,639	11,322,154	(20,202,597)
(9,029,149)	17,204,800	(13,181,550)	78,767,432
(1,179,639)	19,934,790	(1,467,206)	59,648,382

-	-	-	(2,007,657)
-	(209,952)	-	-
-	-	-	(38,998)
-	(902)	-	-
-	(210,854)	-	(2,046,655)

-	-	-	-
-	(2,265,082)	-	-
-	-	-	-
-	(14,929)	-	-
-	(2,280,011)	-	-

-	-	(13,931,583)	(23,196,315)
(13,580,064)	78,852,336	-	-
-	-	712,922	1,055,440
887,230	583,927	-	-
(12,692,834)	79,436,263	(13,218,661)	(22,140,875)
(13,872,473)	96,880,188	(14,685,867)	35,460,852

96,880,188	-	182,124,172	146,663,320
$83,007,715	$96,880,188	$167,438,305	$182,124,172
$204,012	$(2,025)	$1,485,630	$1,093,440

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Asset Allocation Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$7.75		$6.90	$9.91		$10.30	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.08		0.17	0.23		0.25	0.16
Net realized and unrealized gain (loss) on investments	(0.38)		0.98	(3.23)		(0.13)	0.31
Total income (loss) from investment operations	(0.30)		1.15	(3.00)		0.12	0.47
Less distributions to shareholders:
From net investment income	-		(0.30)	(0.01)		(0.25)	(0.16)
From net realized gains	-		-	-		(0.26)	(0.01)
Total distributions	-		(0.30)	(0.01)		(0.51)	(0.17)
Net asset value, end of period	$7.45		$7.75	$6.90		$9.91	$10.30
Total Return ^^	(3.87%	) **	17.02%	(30.32%	)	1.14%	4.74%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$125,230		$138,938	$136,326		$255,294	$266,212
Ratio of expenses to average daily net assets:
Before expense waiver	0.62%	*	0.63%	0.62%		0.59%	0.61%	*
After expense waiver	N/A		N/A	0.60%	#	0.57% #	0.57%	*#
Net investment income (loss) to average daily net assets	2.00%	*	2.43%	2.63%		2.34%	2.40%	*
Portfolio turnover rate	34%	**	109%	67%		62%	38%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$7.72		$6.90	$8.98
Income (loss) from investment operations:
Net investment income (loss) ***	0.07		0.15	0.08
Net realized and unrealized gain (loss) on investments	(0.37)		0.97	(2.15)
Total income (loss) from investment operations	(0.30)		1.12	(2.07)
Less distributions to shareholders:
From net investment income	-		(0.30)	(0.01)
Total distributions	-		(0.30)	(0.01)
Net asset value, end of period	$7.42		$7.72	$6.90
Total Return ^^	(3.89%	) **	16.56%	(23.10%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,035		$5,510	$1,757
Net expenses to average daily net assets	0.87%	*	0.88%	0.90%	*
Net investment income (loss) to average daily net assets	1.76%	*	2.09%	3.09%	*
Portfolio turnover rate	34%	**	109%	67%	~
*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Concentrated Growth Fund

	Class I
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.32		$4.45	$11.09		$10.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.02	0.03		0.02	0.01
Net realized and unrealized gain (loss) on investments	(0.58)		1.87	(6.67)		1.54	0.21
Total income (loss) from investment operations	(0.56)		1.89	(6.64)		1.56	0.22
Less distributions to shareholders:
From net investment income	-		(0.02)	-		(0.02)	-
From net realized gains	-		-	-		(0.66)	(0.01)
Total distributions	-		(0.02)	-		(0.68)	(0.01)
Net asset value, end of period	$5.76		$6.32	$4.45		$11.09	$10.21
Total Return ^^	(8.86%	) **	42.58%	(59.87%	)	15.04%	2.19%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$64,800		$82,035	$59,617		$23,930	$18,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	*	0.93%	0.93%		0.91%	0.94%	*
After expense waiver	0.87%	*#	0.90% #	0.90%	#	0.76% #	0.76%	*#
Net investment income (loss) to average daily net assets	0.52%	*	0.44%	0.40%		0.16%	0.11%	*
Portfolio turnover rate	39%	**	69%	104%		59%	43%	**

	Class II
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.35		$4.46	$11.10		$10.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.03	0.03		0.03	0.01
Net realized and unrealized gain (loss) on investments	(0.58)		1.88	(6.67)		1.55	0.22
Total income (loss) from investment operations	(0.56)		1.91	(6.64)		1.58	0.23
Less distributions to shareholders:
From net investment income	-		(0.02)	-		(0.03)	-
From net realized gains	-		-	-		(0.66)	(0.02)
Total distributions	-		(0.02)	-		(0.69)	(0.02)
Net asset value, end of period	$5.79		$6.35	$4.46		$11.10	$10.21
Total Return ^^	(8.82%	) **	42.82%	(59.82%	)	15.20%	2.25%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$20,260		$24,102	$19,978		$61,686	$64,702
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	*	0.83%	0.82%		0.81%	0.84%	*
After expense waiver	0.77%	*#	0.80% #	0.76%	#	0.66% #	0.66%	*#
Net investment income (loss) to average daily net assets	0.61%	*	0.52%	0.40%		0.26%	0.21%	*
Portfolio turnover rate	39%	**	69%	104%		59%	43%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Concentrated Growth Fund (Continued)

	Service Class I
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.29		$4.45	$8.78
Income (loss) from investment operations:
Net investment income (loss) ***	0.01		0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.57)		1.86	(4.34)
Total income (loss) from investment operations	(0.56)		1.87	(4.33)
Less distributions to shareholders:
From net investment income	-		(0.03)	-
Total distributions	-		(0.03)	-
Net asset value, end of period	$5.73		$6.29	$4.45
Total Return ^^	(8.90%	) **	42.11%	(49.32%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,266		$1,203	$494
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%	*	1.18%	1.19%	*
After expense waiver	1.12%	*#	1.15% #	N/A
Net investment income (loss) to average daily net assets	0.26%	*	0.15%	0.73%	*
Portfolio turnover rate	39%	**	69%	104%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Income Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.35		$6.82	$10.77		$10.97	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.07		0.15	0.22		0.20	0.11
Net realized and unrealized gain (loss) on investments	(0.56)		1.56	(4.04)		0.15	0.99
Total income (loss) from investment operations	(0.49)		1.71	(3.82)		0.35	1.10
Less distributions to shareholders:
From net investment income	-		(0.18)	-		(0.17)	(0.10)
From net realized gains	-		-	(0.13)		(0.38)	(0.03)
Total distributions	-		(0.18)	(0.13)		(0.55)	(0.13)
Net asset value, end of period	$7.86		$8.35	$6.82		$10.77	$10.97
Total Return ^^	(5.87%	) **	25.19%	(35.80%	)	3.13%	11.01%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$468,176		$430,300	$353,862		$378,616	$292,357
Net expenses to average daily net assets	0.80%	*	0.81%	0.80%		0.78%	0.80%	*
Ratio of expenses to average daily net assets:
Net investment income (loss) to average daily net assets	1.60%	*	2.13%	2.51%		1.76%	1.66%	*
Portfolio turnover rate	5%	**	31%	32%		27%	12%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.32		$6.82	$9.60
Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.56)		1.54	(2.74)
Total income (loss) from investment operations	(0.50)		1.67	(2.65)
Less distributions to shareholders:
From net investment income	-		(0.17)	-
From net realized gains	-		-	(0.13)
Total distributions	-		(0.17)	(0.13)
Net asset value, end of period	$7.82		$8.32	$6.82
Total Return ^^	(6.01%	) **	24.74%	(27.98%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$17,447		$16,629	$6,302
Net expenses to average daily net assets	1.05%	*	1.06%	1.06%	*
Net investment income (loss) to average daily net assets	1.36%	*	1.77%	3.36%	*
Portfolio turnover rate	5%	**	31%	32%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Foreign Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.95		$7.08	$12.02		$11.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.13		0.16	0.27		0.24	0.13
Net realized and unrealized gain (loss) on investments	(1.39)		1.90	(5.21)		1.24	1.00
Total income (loss) from investment operations	(1.26)		2.06	(4.94)		1.48	1.13
Less distributions to shareholders:
From net investment income	-		(0.19)	(0.00	) †	(0.27)	(0.12)
From net realized gains	-		-	-		(0.19)	(0.01)
Total distributions	-		(0.19)	(0.00	) †	(0.46)	(0.13)
Net asset value, end of period	$7.69		$8.95	$7.08		$12.02	$11.00
Total Return ^^	(14.08%	) **	29.28%	(41.07%	)	13.48%	11.26%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$286,513		$288,815	$208,709		$359,018	$253,512
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%	*	1.01%	1.00%		1.00%	1.03%	*
After expense waiver	N/A		N/A	0.98%	#	N/A	1.02%	*#
Net investment income (loss) to average daily net assets	2.97%	*	2.08%	2.74%		2.00%	1.90%	*
Portfolio turnover rate	4%	**	11%	10%		9%	9%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.92		$7.07	$9.96
Income (loss) from investment operations:
Net investment income (loss) ***	0.11		0.15	0.03
Net realized and unrealized gain (loss) on investments	(1.37)		1.89	(2.92)
Total income (loss) from investment operations	(1.26)		2.04	(2.89)
Less distributions to shareholders:
From net investment income	-		(0.19)	(0.00	) †
Total distributions	-		(0.19)	(0.00	) †
Net asset value, end of period	$7.66		$8.92	$7.07
Total Return ^^	(14.24%	) **	29.01%	(28.99%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,358		$4,313	$1,675
Net expenses to average daily net assets	1.25%	*	1.26%	1.25%	*
Net investment income (loss) to average daily net assets	2.68%	*	1.88%	1.00%	*
Portfolio turnover rate	4%	**	11%	10%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Global Fund

	Class I
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$7.56		$5.78	$10.31	$10.52	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.05	0.15	0.16	0.10
Net realized and unrealized gain (loss) on investments	(0.79)		1.80	(4.64)	0.22	0.53
Total income (loss) from investment operations	(0.73)		1.85	(4.49)	0.38	0.63
Less distributions to shareholders:
From net investment income	-		(0.07)	-	(0.16)	(0.11)
From net realized gains	-		-	(0.04)	(0.43)	-
Total distributions	-		(0.07)	(0.04)	(0.59)	(0.11)
Net asset value, end of period	$6.83		$7.56	$5.78	$10.31	$10.52
Total Return ^^	(9.66%	) **	32.06%	(43.70% )	3.57%	6.25%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$64,900		$65,305	$5,589	$10,156	$9,698
Ratio of expenses to average daily net assets:
Before expense waiver	1.03%	*	1.14%	1.27%	1.15%	1.15%	*
After expense waiver	0.90%	*#	0.90% #	0.83% #	0.71% #	0.71%	*#
Net investment income (loss) to average daily net assets	1.65%	*	0.76%	1.82%	1.41%	1.47%	*
Portfolio turnover rate	7%	**	88%	65%	56%	41%	**

	Class II
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$7.64		$5.83	$10.31	$10.52	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.10	0.17	0.17	0.10
Net realized and unrealized gain (loss) on investments	(0.79)		1.76	(4.61)	0.22	0.53
Total income (loss) from investment operations	(0.73)		1.86	(4.44)	0.39	0.63
Less distributions to shareholders:
From net investment income	-		(0.05)	-	(0.17)	(0.11)
From net realized gains	-		-	(0.04)	(0.43)	-
Total distributions	-		(0.05)	(0.04)	(0.60)	(0.11)
Net asset value, end of period	$6.91		$7.64	$5.83	$10.31	$10.52
Total Return ^^	(9.55%	) **	31.96%	(43.27% )	3.75%	6.30%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$16,848		$20,163	$18,607	$43,429	$51,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.93%	*	1.04%	1.17%	1.05%	1.04%	*
After expense waiver	0.80%	*#	0.80% #	0.72% #	0.61% #	0.61%	*#
Net investment income (loss) to average daily net assets	1.72%	*	1.63%	1.95%	1.51%	1.60%	*
Portfolio turnover rate	7%	**	88%	65%	56%	41%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Global Fund (Continued)

	Service Class I
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$7.57		$5.80	$8.72
Income (loss) from investment operations:
Net investment income (loss) ***	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments	(0.79)		1.76	(2.89)
Total income (loss) from investment operations	(0.74)		1.84	(2.88)
Less distributions to shareholders:
From net investment income	-		(0.07)	-
From net realized gains	-		-	(0.04)
Total distributions	-		(0.07)	(0.04)
Net asset value, end of period	$6.83		$7.57	$5.80
Total Return ^^	(9.78%	) **	31.77%	(33.21%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$719		$559	$265
Ratio of expenses to average daily net assets:
Before expense waiver	1.28%	*	1.39%	1.19%	*
After expense waiver	1.15%	*#	1.15% #	1.15%	*#
Net investment income (loss) to average daily net assets	1.42%	*	1.20%	0.46%	*
Portfolio turnover rate	7%	**	88%	65%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Growth & Income Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$7.35		$5.87	$9.80		$10.36		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.04		0.09	0.11		0.12		0.07
Net realized and unrealized gain (loss) on investments	(0.70)		1.52	(4.04)		(0.14)		0.37
Total income (loss) from investment operations	(0.66)		1.61	(3.93)		(0.02)		0.44
Less distributions to shareholders:
From net investment income	-		(0.13)	-		(0.12)		(0.08)
From net realized gains	-		-	-		(0.42)		-
Tax return of capital	-		-	-		(0.00	) †	-
Total distributions	-		(0.13)	-		(0.54)		(0.08)
Net asset value, end of period	$6.69		$7.35	$5.87		$9.80		$10.36
Total Return ^^	(8.98%	) **	27.66%	(40.10%	)	(0.33%	)	4.35%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$126,555		$147,773	$133,236		$269,803		$302,641
Ratio of expenses to average daily net assets:
Before expense waiver	0.56%	*	0.58%	0.56%		0.54%		0.55%	*
After expense waiver	N/A		N/A	0.55%	#	0.52%	#	0.52%	*#
Net investment income (loss) to average daily net assets	1.10%	*	1.51%	1.39%		1.13%		1.11%	*
Portfolio turnover rate	19%	**	47%	48%		38%		22%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$7.32		$5.86	$8.59
Income (loss) from investment operations:
Net investment income (loss) ***	0.03		0.07	0.05
Net realized and unrealized gain (loss) on investments	(0.70)		1.52	(2.78)
Total income (loss) from investment operations	(0.67)		1.59	(2.73)
Less distributions to shareholders:
From net investment income	-		(0.13)	-
Total distributions	-		(0.13)	-
Net asset value, end of period	$6.65		$7.32	$5.86
Total Return ^^	(9.15%	) **	27.35%	(31.78%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,729		$11,212	$1,319
Net expenses to average daily net assets	0.81%	*	0.83%	0.84%	*
Net investment income (loss) to average daily net assets	0.86%	*	1.05%	2.15%	*
Portfolio turnover rate	19%	**	47%	48%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Income & Growth Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$7.82		$6.68	$10.24		$11.03		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.05		0.13	0.16		0.17		0.13
Net realized and unrealized gain (loss) on investments	(0.56)		1.07	(3.72)		(0.24)		1.04
Total income (loss) from investment operations	(0.51)		1.20	(3.56)		(0.07)		1.17
Less distributions to shareholders:
From net investment income	-		(0.06)	(0.00	) †	(0.17)		(0.14)
From net realized gains	-		-	(0.00	) †	(0.55)		-
Tax return of capital	-		-	-		(0.00	) †	-
Total distributions	-		(0.06)	(0.00	) †	(0.72)		(0.14)
Net asset value, end of period	$7.31		$7.82	$6.68		$10.24		$11.03
Total Return ^^	(6.52%	) **	18.06%	(34.76%	)	(0.77%	)	11.66%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$133,165		$270,263	$76,447		$150,272		$180,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.74%	*	0.72%	0.74%		0.70%		0.72%	*
After expense waiver	N/A		N/A	0.73%	#	0.70%	##	0.70%	*#
Net investment income (loss) to average daily net assets	1.37%	*	1.79%	1.82%		1.48%		1.84%	*
Portfolio turnover rate	25%	**	52%	59%		57%		38%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$7.79		$6.68	$9.09
Income (loss) from investment operations:
Net investment income (loss) ***	0.04		0.11	0.06
Net realized and unrealized gain (loss) on investments	(0.55)		1.06	(2.47)
Total income (loss) from investment operations	(0.51)		1.17	(2.41)
Less distributions to shareholders:
From net investment income	-		(0.06)	(0.00	) †
From net realized gains	-		-	(0.00	) †
Total distributions	-		(0.06)	(0.00	) †
Net asset value, end of period	$7.28		$7.79	$6.68
Total Return ^^	(6.55%	) **	17.59%	(26.51%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,831		$2,406	$650
Net expenses to average daily net assets	0.99%	*	0.97%	1.03%	*
Net investment income (loss) to average daily net assets	1.09%	*	1.59%	2.33%	*
Portfolio turnover rate	25%	**	52%	59%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Large Cap Growth Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.80		$6.71	$11.34		$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.03	0.03		0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.74)		2.10	(4.66)		1.35	(0.00	) †
Total income (loss) from investment operations	(0.72)		2.13	(4.63)		1.36	0.01
Less distributions to shareholders:
From net investment income	-		(0.04)	-		(0.02)	(0.01)
Total distributions	-		(0.04)	-		(0.02)	(0.01)
Net asset value, end of period	$8.08		$8.80	$6.71		$11.34	$10.00
Total Return ^^	(8.18%	) **	31.75%	(40.83%	)	13.57%	0.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$125,307		$41,071	$36,197		$74,225	$77,892
Ratio of expenses to average daily net assets:
Before expense waiver	0.73%	*	0.81%	0.78%		0.72%	0.76%	*
After expense waiver	N/A		N/A	0.77%	#	N/A	0.73%	*#
Net investment income (loss) to average daily net assets	0.41%	*	0.35%	0.35%		0.12%	0.15%	*
Portfolio turnover rate	45%	**	151%	86%		85%	61%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.78		$6.71	$9.87
Income (loss) from investment operations:
Net investment income (loss) ***	0.01		0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.75)		2.09	(3.17)
Total income (loss) from investment operations	(0.74)		2.10	(3.16)
Less distributions to shareholders:
From net investment income	-		(0.03)	-
Total distributions	-		(0.03)	-
Net asset value, end of period	$8.04		$8.78	$6.71
Total Return ^^	(8.43%	) **	31.43%	(32.02%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$513		$636	$236
Net expenses to average daily net assets	0.98%	*	1.06%	1.13%	*
Net investment income (loss) to average daily net assets	0.12%	*	0.08%	0.53%	*
Portfolio turnover rate	45%	**	151%	86%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Mid Cap Growth Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.55		$6.57		$11.18		$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.02)		(0.02)		0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(0.03)		3.00		(4.41)		1.71	0.05
Total income (loss) from investment operations	(0.05)		2.98		(4.43)		1.72	0.04
Less distributions to shareholders:
From net investment income	-		-		-		(0.01)	-
From net realized gains	-		-		(0.18)		(0.57)	-
Total distributions	-		-		(0.18)		(0.58)	-
Net asset value, end of period	$9.50		$9.55		$6.57		$11.18	$10.04
Total Return ^^	(0.52%	) **	45.36%		(40.21%	)	16.89%	0.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$269,222		$274,954		$183,886		$285,701	$285,149
Net expenses to average daily net assets	0.83%	*	0.84%		0.83%		0.81%	0.83%	*
Net investment income (loss) to average daily net assets	(0.33%	) *	(0.25%	)	(0.21%	)	0.08%	(0.11%	) *
Portfolio turnover rate	17%	**	52%		32%		31%	30%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$9.52		$6.57		$10.46
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	(0.03)		2.99		(3.70)
Total income (loss) from investment operations	(0.06)		2.95		(3.71)
Less distributions to shareholders:
From net realized gains	-		-		(0.18)
Total distributions	-		-		(0.18)
Net asset value, end of period	$9.46		$9.52		$6.57
Total Return ^^	(0.63%	) **	44.90%		(36.09%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$11,535		$9,743		$3,757
Net expenses to average daily net assets	1.08%	*	1.09%		1.11%	*
Net investment income (loss) to average daily net assets	(0.57%	) *	(0.50%	)	(0.29%	) *
Portfolio turnover rate	17%	**	52%		32%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Mid Cap Value Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.85		$6.93	$9.18		$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.07		0.15	0.17		0.15	0.10
Net realized and unrealized gain (loss) on investments	(0.18)		1.93	(2.42)		(0.35)	1.03
Total income (loss) from investment operations	(0.11)		2.08	(2.25)		(0.20)	1.13
Less distributions to shareholders:
From net investment income	-		(0.16)	(0.00	) †	(0.10)	(0.10)
From net realized gains	-		-	-		(1.33)	(0.22)
Total distributions	-		(0.16)	(0.00	) †	(1.43)	(0.32)
Net asset value, end of period	$8.74		$8.85	$6.93		$9.18	$10.81
Total Return ^^	(1.24%	) **	30.31%	(24.51%	)	(2.32% )	11.23%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$357,602		$375,386	$291,433		$404,928	$358,906
Net expenses to average daily net assets	0.90%	*	0.91%	0.90%		0.88%	0.90%	*
Net investment income (loss) to average daily net assets	1.63%	*	1.99%	2.09%		1.33%	1.44%	*
Portfolio turnover rate	68%	**	159%	189%		206%	173%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.83		$6.92	$9.06
Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.19)		1.94	(2.23)
Total income (loss) from investment operations	(0.13)		2.07	(2.14)
Less distributions to shareholders:
From net investment income	-		(0.16)	(0.00	) †
Total distributions	-		(0.16)	(0.00	) †
Net asset value, end of period	$8.70		$8.83	$6.92
Total Return ^^	(1.47%	) **	30.20%	(23.62%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,886		$6,160	$2,279
Net expenses to average daily net assets	1.15%	*	1.16%	1.16%	*
Net investment income (loss) to average daily net assets	1.40%	*	1.76%	3.51%	*
Portfolio turnover rate	68%	**	159%	189%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Index Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$7.86		$6.49	$9.56		$10.10	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.04	0.08		0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.11)		1.55	(3.05)		(0.13)	0.10
Total income (loss) from investment operations	(0.09)		1.59	(2.97)		(0.04)	0.14
Less distributions to shareholders:
From net investment income	-		(0.08)	-		(0.09)	(0.04)
From net realized gains	-		(0.14)	(0.10)		(0.41)	-
Total distributions	-		(0.22)	(0.10)		(0.50)	(0.04)
Net asset value, end of period	$7.77		$7.86	$6.49		$9.56	$10.10
Total Return ^^	(1.15%	) **	24.80%	(31.36%	)	(0.57% )	1.41%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$35,423		$38,456	$33,944		$58,893	$68,783
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%	*	0.53%	0.54%		0.44%	0.52%	*
After expense waiver	N/A		N/A	0.53%	#	N/A	0.45%	*#
Net investment income (loss) to average daily net assets	0.59%	*	0.65%	0.98%		0.90%	0.60%	*
Portfolio turnover rate	4%	**	16%	23%		15%	73%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$7.83		$6.48	$9.60
Income (loss) from investment operations:
Net investment income (loss) ***	0.01		0.03	0.03
Net realized and unrealized gain (loss) on investments	(0.11)		1.54	(3.05)
Total income (loss) from investment operations	(0.10)		1.57	(3.02)
Less distributions to shareholders:
From net investment income	-		(0.08)	-
From net realized gains	-		(0.14)	(0.10)
Total distributions	-		(0.22)	(0.10)
Net asset value, end of period	$7.73		$7.83	$6.48
Total Return ^^	(1.28%	) **	24.51%	(31.75%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,889		$2,741	$1,184
Net expenses to average daily net assets	0.75%	*	0.78%	0.91%	*
Ratio of expenses to average daily net assets:
Net investment income (loss) to average daily net assets	0.34%	*	0.41%	1.33%	*
Portfolio turnover rate	4%	**	16%	23%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Company Value Fund

	Class II
	Six Months Ended 06/30/10 (Unaudited)		Period Ended 12/31/09+
Net asset value, beginning of period	$15.70		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03		0.05
Net realized and unrealized gain (loss) on investments	(0.67)		6.07
Total income (loss) from investment operations	(0.64)		6.12
Less distributions to shareholders:
From net investment income	-		(0.04)
From net realized gains	-		(0.38)
Total distributions	-		(0.42)
Net asset value, end of period	$15.06		$15.70
Total Return ^^	(4.08%	) **	61.26%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$81,558		$96,203
Ratio of expenses to average daily net assets:
Before expense waiver	1.19%	*	1.26%	*
After expense waiver	1.15%	*#	1.15%	*#
Net investment income (loss) to average daily net assets	0.42%	*	0.41%	*
Portfolio turnover rate	16%	**	44%	**

Service Class I
	Six Months Ended 06/30/10 (Unaudited)		Period Ended 12/31/09+
Net asset value, beginning of period	$15.67		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03		0.03
Net realized and unrealized gain (loss) on investments	(0.68)		6.04
Total income (loss) from investment operations	(0.65)		6.07
Less distributions to shareholders:
From net investment income	-		(0.02)
From net realized gains	-		(0.38)
Total distributions	-		(0.40)
Net asset value, end of period	$15.02		$15.67
Total Return ^^	(4.15%	) **	60.83%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,450		$677
Ratio of expenses to average daily net assets:
Before expense waiver	1.44%	*	1.51%	*
After expense waiver	1.40%	*#	1.40%	*#
Net investment income (loss) to average daily net assets	0.35%	*	0.25%	*
Portfolio turnover rate	16%	**	44%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period February 27, 2009 (commencement of operations) through December 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

	Initial Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$7.35		$5.21	$8.45		$10.45		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.04	0.08		0.11		0.08
Net realized and unrealized gain (loss) on investments	(0.17)		2.18	(3.32)		(2.02)		0.44
Total income (loss) from investment operations	(0.15)		2.22	(3.24)		(1.91)		0.52
Less distributions to shareholders:
From net investment income	-		(0.08)	-		(0.09)		(0.07)
Tax return of capital	-		-	-		(0.00	) †	-
Total distributions	-		(0.08)	-		(0.09)		(0.07)
Net asset value, end of period	$7.20		$7.35	$5.21		$8.45		$10.45
Total Return ^^	(2.04%	) **	42.73%	(38.34%	)	(18.31%	)	5.20%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$163,051		$178,318	$145,129		$248,583		$207,239
Net expenses to average daily net assets	0.81%	*	0.82%	0.81%		0.79%		0.83%	*
Net investment income (loss) to average daily net assets	0.43%	*	0.69%	1.10%		1.14%		1.29%	*
Portfolio turnover rate	26%	**	65%	145%		152%		173%	**

	Service Class
	Six Months Ended 06/30/10 (Unaudited)		Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$7.33		$5.21	$8.11
Income (loss) from investment operations:
Net investment income (loss) ***	0.01		0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.17)		2.18	(2.93)
Total income (loss) from investment operations	(0.16)		2.20	(2.90)
Less distributions to shareholders:
From net investment income	-		(0.08)	-
Total distributions	-		(0.08)	-
Net asset value, end of period	$7.17		$7.33	$5.21
Total Return ^^	(2.18%	) **	42.32%	(35.76%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,387		$3,806	$1,535
Net expenses to average daily net assets	1.06%	*	1.07%	1.07%	*
Net investment income (loss) to average daily net assets	0.18%	*	0.40%	1.79%	*
Portfolio turnover rate	26%	**	65%	145%~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1. The Fund

MML Series Investment Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are thirteen series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Asset Allocation Fund ("Asset Allocation Fund"), MML Concentrated Growth Fund ("Concentrated Growth Fund"), MML Equity Income Fund ("Equity Income Fund"), MML Foreign Fund ("Foreign Fund"), MML Global Fund ("Global Fund"), MML Growth & Income Fund ("Growth & Income Fund"), MML Income & Growth Fund ("Income & Growth Fund"), MML Large Cap Growth Fund ("Large Cap Growth Fund"), MML Mid Cap Growth Fund ("Mid Cap Growth Fund"), MML Mid Cap Value Fund ("Mid Cap Value Fund"), MML Small Cap Index Fund ("Small Cap Index Fund"), MML Small Company Value Fund ("Small Company Value Fund"), and MML Small/Mid Cap Value Fund ("Small/Mid Cap Value Fund").

The Small Company Value Fund commenced operations on February 27, 2009.

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund, other than the Concentrated Growth Fund, Global Fund, and Small Company Value Fund, offers the following two classes of shares: Initial Class and Service Class shares. The Concentrated Growth Fund and Global Fund offer the following three classes of shares: Class I, Class II, and Service Class I shares. The Small Company Value Fund offers the following two classes of shares: Class II and Service Class I shares. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors,

Notes to Financial Statements (Unaudited) (Continued)

such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 - quoted prices (unadjusted) in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Notes to Financial Statements (Unaudited) (Continued)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds ("ETFs"), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements (Unaudited) (Continued)

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

The Concentrated Growth Fund, Income & Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Mid Cap Value Fund, and Small/Mid Cap Value Fund had all long-term investments at Level 1, and all short-term investments at Level 2, as of June 30, 2010. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level as of June 30, 2010 for the Funds' investments:

Assets Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Asset Allocation Fund
Equities
Common Stock
Basic Materials	$6,670,734	$-	$-	$6,670,734
Communications	11,722,351	-	-	11,722,351
Consumer, Cyclical	6,751,414	1,136,796	-	7,888,210
Consumer, Non-cyclical	19,856,180	-	-	19,856,180
Energy	9,133,842	-	-	9,133,842
Financial	9,024,915	-	-	9,024,915
Industrial	6,544,900	-	-	6,544,900
Technology	7,849,856	-	-	7,849,856
Utilities	769,766	-	-	769,766
Total Common Stock	78,323,958	1,136,796	-	79,460,754
Total Equities	78,323,958	1,136,796	-	79,460,754
Bonds & Notes
Total Corporate Debt	-	14,642,468	95,000	14,737,468
Total Municipal Obligations	-	730,586	-	730,586

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
Asset Allocation Fund (Continued)
Non-U.S. Government Agency Obligations
Commercial MBS	$-	$1,399,243	$-	$1,399,243
Credit Card ABS	-	99,388	-	99,388
Total Non-U.S. Government Agency Obligations	-	1,498,631	-	1,498,631
Total Sovereign Debt Obligations	-	1,282,740	-	1,282,740
U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	605,066	-	605,066
Pass-Through Securities	-	15,930,546	-	15,930,546
Total U.S. Government Agency Obligations and Instrumentalities	-	16,535,612	-	16,535,612
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	13,820,746	-	13,820,746
Total U.S. Treasury Obligations	-	13,820,746	-	13,820,746
Total Bonds & Notes	-	48,510,783	95,000	48,605,783
Total Long-Term Investments	78,323,958	49,647,579	95,000	128,066,537
Total Short-Term Investments	-	4,468,559	-	4,468,559
Total Investments	$78,323,958	$54,116,138	$95,000	$132,535,096
Equity Income Fund
Equities
Common Stock
Basic Materials	$32,981,398	$-	$-	$32,981,398
Communications	48,649,343	3,444,897	-	52,094,240
Consumer, Cyclical	38,063,726	-	-	38,063,726
Consumer, Non-cyclical	56,822,770	-	-	56,822,770
Energy	58,460,931	-	-	58,460,931
Financial	97,581,652	-	-	97,581,652
Industrial	62,806,263	-	-	62,806,263
Technology	23,054,606	-	-	23,054,606
Utilities	39,858,148	-	-	39,858,148
Total Common Stock	458,278,837	3,444,897	-	461,723,734
Total Equities	458,278,837	3,444,897	-	461,723,734
Total Mutual Funds	15,742,465	-	-	15,742,465
Total Long-Term Investments	474,021,302	3,444,897	-	477,466,199

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
Equity Income Fund (Continued)
Total Short-Term Investments	$-	$3,658,341	$-	$3,658,341
Total Investments	$474,021,302	$7,103,238	-	$481,124,540
Foreign Fund
Equities
Common Stock
Basic Materials	$1,629,944	$5,169,752	$-	$6,799,696
Communications	15,792,086	31,469,246	-	47,261,332
Consumer, Cyclical	2,557,661	26,543,968	-	29,101,629
Consumer, Non-cyclical	-	46,380,487	-	46,380,487
Diversified	-	1,381,909	-	1,381,909
Energy	8,217,567	16,528,288	-	24,745,855
Financial	10,245,473	34,861,713	-	45,107,186
Industrial	2,636,766	25,544,059	-	28,180,825
Technology	8,187,415	18,260,245	-	26,447,660
Utilities	-	8,420,058	-	8,420,058
Total Common Stock	49,266,912	214,559,725	-	263,826,637
Preferred Stock
Basic Materials	4,030,627	-	-	4,030,627
Total Preferred Stock	4,030,627	-	-	4,030,627
Total Equities	53,297,539	214,559,725	-	267,857,264
Rights
Utilities	-	84,122	-	84,122
Total Rights	-	84,122	-	84,122
Total Long-Term Investments	53,297,539	214,643,847	-	267,941,386
Total Short-Term Investments	-	12,041,939	-	12,041,939
Total Investments	$53,297,539	$226,685,786	$-	$279,983,325
Global Fund
Equities
Common Stock
Basic Materials	$1,947,948	$7,624,062	$-	$9,572,010
Communications	4,332,303	1,919,563	-	6,251,866
Consumer, Cyclical	3,577,349	2,778,485	-	6,355,834
Consumer, Non-cyclical	9,250,331	16,274,703	-	25,525,034
Diversified	-	1,630,155	-	1,630,155
Energy	1,527,910	1,816,099	-	3,344,009
Financial	5,288,652	5,485,133	-	10,773,785
Industrial	7,503,054	4,565,079	-	12,068,133
Technology	4,091,719	1,726,649	-	5,818,368
Utilities	-	588,571	-	588,571
Total Common Stock	37,519,266	44,408,499	-	81,927,765

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
Global Fund (Continued)
Total Equities	$37,519,266	$44,408,499	$-	$81,927,765
Total Long-Term Investments	37,519,266	44,408,499	-	81,927,765
Total Short-Term Investments	-	864,780	-	864,780
Total Investments	$37,519,266	$45,273,279	$-	$82,792,545
Growth & Income Fund
Equities
Common Stock
Basic Materials	$10,950,694	$-	$-	$10,950,694
Communications	19,769,005	-	-	19,769,005
Consumer, Cyclical	11,657,359	1,874,782	-	13,532,141
Consumer, Non-cyclical	33,663,269	-	-	33,663,269
Energy	15,220,617	-	-	15,220,617
Financial	15,137,966	-	-	15,137,966
Industrial	10,712,014	-	-	10,712,014
Technology	13,327,852	-	-	13,327,852
Utilities	1,275,026	-	-	1,275,026
Total Common Stock	131,713,802	1,874,782	-	133,588,584
Total Equities	131,713,802	1,874,782	-	133,588,584
Total Long-Term Investments	131,713,802	1,874,782	-	133,588,584
Total Short-Term Investments	-	3,092,139	-	3,092,139
Total Investments	$131,713,802	$4,966,921	$-	$136,680,723
Small Cap Index Fund
Equities
Common Stock
Basic Materials	$1,100,809	$-	$-	$1,100,809
Communications	2,076,878	-	-	2,076,878
Consumer, Cyclical	6,307,557	-	-	6,307,557
Consumer, Non-cyclical	7,452,343	-	-	7,452,343
Energy	1,679,889	-	-	1,679,889
Financial	6,979,596	-	-	6,979,596
Industrial	6,594,600	-	-	6,594,600
Technology	4,170,094	-	-	4,170,094
Utilities	1,447,135	-	-	1,447,135
Total Common Stock	37,808,901	-	-	37,808,901
Total Equities	37,808,901	-	-	37,808,901
Total Mutual Funds	17,487	-	-	17,487

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
Small Cap Index Fund (Continued)
Rights
Financial	$-	$-	$260	$260
Total Rights	-	-	260	260
Total Long-Term Investments	37,826,388	-	260	37,826,648
Total Short-Term Investments	-	533,898	-	533,898
Total Investments	$37,826,388	$533,898	$260	$38,360,546
Small Company Value Fund
Equities
Common Stock
Basic Materials	$6,626,785	$-	$-	$6,626,785
Communications	2,228,394	-	-	2,228,394
Consumer, Cyclical	9,233,356	-	-	9,233,356
Consumer, Non-cyclical	9,449,369	-	-	9,449,369
Diversified	490,806	-	-	490,806
Energy	6,242,708	-	-	6,242,708
Financial	17,281,555	-	-	17,281,555
Industrial	20,565,517	-	-	20,565,517
Technology	4,113,755	-	-	4,113,755
Utilities	3,280,141	-	-	3,280,141
Total Common Stock	79,512,386	-	-	79,512,386
Convertible Preferred Stock
Energy	542,332	-	-	542,332
Financial	-	518,909	-	518,909
Total Convertible Preferred Stock	542,332	518,909	-	1,061,241
Total Equities	80,054,718	518,909	-	80,573,627
Total Mutual Funds	377,603	265,665	-	643,268
Total Long-Term Investments	80,432,321	784,574	-	81,216,895
Total Short-Term Investments	-	1,870,916	-	1,870,916
Total Investments	$80,432,321	$2,655,490	$-	$83,087,811

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level as of June 30, 2010 for the Funds' other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Asset Allocation Fund
Forward Contracts
Foreign Exchange Risk	$-	$9,013	$-	$9,013
Mid Cap Value Fund
Forward Contracts
Foreign Exchange Risk	-	202,084	-	202,084

Liabilities Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Value Fund
Forward Contracts
Foreign Exchange Risk	$-	$(1,238)	$-	$(1,238)
Small Cap Index Fund
Futures Contracts
Equity Risk	(28,825)	-	-	(28,825)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *		Transfers Out *

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Asset Allocation Fund	$-	$483,084	$(483,084)	$-
Growth & Income Fund	$-	$867,762	$(867,762)	$-
Small Company Value Fund	$-	$302,706	$(302,706)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of securities transitioning between exchange traded and non-exchange traded.

Notes to Financial Statements (Unaudited) (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 6/30/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/10
Asset Allocation Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$427,040	$-	$-	$5,750	$-	$89,250	**	$(427,040	)***	$95,000	$5,750
Small Cap Index Fund
Long-Term Investments
Rights
Financial	$-	$-	$-	$260	$-	$-		$-		$260	$260

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transferred from Level 2 to Level 3 as security is deemed to be both a Rule 144A security and illiquid.
***	Transferred from Level 3 to Level 2 as securities have transitioned from illiquid to liquid.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. Each Fund may use the derivatives it held during the period ended June 30, 2010, as follows:

Type of Derivative and Objective for Use	Asset Allocation Fund	Income & Growth Fund	Mid Cap Value Fund	Small Cap Index Fund
Foreign Currency Transactions*
Hedging/Risk Management	X		X
Directional Exposures to Currencies	X
Futures Contracts**
Hedging/Risk Management		X
Short-term Cash Deployment		X
Substitution for Cash Investment		X		X

*	Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.
*	Includes any options on futures contracts, if applicable.

The Foreign Fund and Small Cap Index Fund held rights during the period as a result of corporate actions.

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2010, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Foreign Exchange Risk	Equity Risk	Total
Asset Allocation Fund
Asset Derivatives
Forward Contracts*	$9,013	$-	$9,013
Realized Gain (Loss)#
Forward Contracts	$(14,128)	$-	$(14,128)
Change in Appreciation (Depreciation)##
Forward Contracts	$9,013	$-	$9,013
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$1,517,598	$-	$1,517,598

Foreign Fund
Asset Derivatives
Rights*	$-	$84,122	$84,122
Change in Appreciation (Depreciation)##
Rights	$-	$99	$99
Number of Contracts, Notional Amounts or Shares/Units†
Rights	$-	$333,746	$333,746

Income & Growth Fund
Realized Gain (Loss)#
Futures Contracts	$-	$1,157,391	$1,157,391
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	$-	$156	$156

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$202,084	$-	$202,084
Liability Derivatives
Forward Contracts^	$(1,238)	$-	$(1,238)
Realized Gain (Loss)#
Forward Contracts	$46,463	$-	$46,463
Change in Appreciation (Depreciation)##
Forward Contracts	$64,855	$-	$64,855
Number of Contracts, Notional Amounts or Shares/Units†
Forwards Contracts	$11,518,896	$-	$11,518,896

Notes to Financial Statements (Unaudited) (Continued)

	Foreign Exchange Risk	Equity Risk	Total
Small Cap Index Fund
Asset Derivatives
Rights*	$-	$260	$260
Liability Derivatives
Futures Contracts^^	$-	$(28,825)	$(28,825)
Realized Gain (Loss)#
Futures Contracts	$-	$(3,440)	$(3,440)
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(32,503)	$(32,503)
Rights*	-	260	260
Total Change in Appreciation (Depreciation)	$-	$(32,243)	$(32,243)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	$-	$6	$6
Rights	$-	$3,166	$3,166

*Statements of Assets and Liabilities location: Investments at value, or Receivables from: open forward foreign currency contracts, as applicable.

^Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts.

^^Cumulative appreciation (depreciation) on futures contracts is reported in "Futures Contracts" below. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

#Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or foreign currency transactions, as applicable.

##Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or translation of assets and liabilities in foreign currencies, as applicable.

†Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding for the months that the Fund held such derivatives during the period ended June 30, 2010.

The Foreign Fund had no realized gain (loss) on rights during the period ended June 30, 2010.

The Small Cap Index Fund had no realized gain (loss) on rights during the period ended June 30, 2010.

Further details regarding the derivatives and other investments held by the Funds during the period ended June 30, 2010, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency

Notes to Financial Statements (Unaudited) (Continued)

forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into foreign currency exchange transactions, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at June 30, 2010. A Fund's maximum risk of loss from counterparty risk is the fair value of the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Allocation Fund
SELLS
Bank of America N.A.	2,000,000	Thai Baht	7/23/10	$61,853	$61,741	$112
Bank of America N.A.	450,000	Brazilian Real	7/26/10	252,525	249,567	2,958
Bank of America N.A.	260,775,000	Colombian Peso	7/26/10	137,598	136,168	1,430
Bank of America N.A.	364,650,000	Indonesian Rupiah	7/26/10	40,418	40,067	351
				492,394	487,543	4,851
Credit Suisse Securities LLC London	175,000	New Turkish Lira	7/23/10	111,451	110,542	909

UBS AG	1,800,000	Mexican Peso	7/23/10	143,264	140,011	3,253
				$747,109	$738,096	$9,013
Mid Cap Value Fund
BUYS
Bank of America N.A.	349,994	Canadian Dollar	7/30/10	$331,195	$329,957	$(1,238)
SELLS
Bank of America N.A.	8,700,454	Canadian Dollar	7/30/10	$8,404,450	$8,202,366	$202,084

Notes to Financial Statements (Unaudited) (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at June 30, 2010:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Small Cap Index Fund
BUYS
8	Russell 2000 Mini Index	9/17/10	$486,240	$(28,825)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a "directional" strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call

Notes to Financial Statements (Unaudited) (Continued)

on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will

Notes to Financial Statements (Unaudited) (Continued)

depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) had rights as shown in the Portfolio(s) of Investments at June 30, 2010.

The Fund(s) had no warrants, purchased options, or written options at June 30, 2010.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund's existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund's counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Fund(s) had securities purchased on a when-issued, delayed-delivery, or forward commitment basis as shown in the Portfolio(s) of Investments at June 30, 2010.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or

Notes to Financial Statements (Unaudited) (Continued)

for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the securities sold, but will be supported by different pools of mortgages.

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund's portfolio. Dollar rolls involve the risk that the Fund's counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. A Fund's use of the transaction proceeds may be restricted pending such decision. It is possible that the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar-roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Asset Allocation Fund had dollar roll transactions during the period ended June 30, 2010 which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other

Notes to Financial Statements (Unaudited) (Continued)

than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Asset Allocation Fund held inflation-indexed bonds during the period ended June 30, 2010.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at June 30, 2010.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Notes to Financial Statements (Unaudited) (Continued)

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Foreign Fund invests substantially all of its assets and the Global Fund invests a significant amount of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Notes to Financial Statements (Unaudited) (Continued)

Asset Allocation Fund	0.55%	Large Cap Growth Fund	0.65%
Concentrated Growth Fund	0.60%	Mid Cap Growth Fund	0.77%
Equity Income Fund	0.75%	Mid Cap Value Fund	0.84%
Foreign Fund	0.89%	Small Cap Index Fund	0.35%
Global Fund	0.60%	Small Company Value Fund	0.85%
Growth & Income Fund	0.50%	Small/Mid Cap Value Fund	0.75%
Income & Growth Fund	0.65%

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: AllianceBernstein L.P. for the Small/Mid Cap Value Fund; American Century Investment Management, Inc. for the Income & Growth Fund and Mid Cap Value Fund; Capital Guardian Trust Company for the Asset Allocation Fund and Growth & Income Fund; Legg Mason Capital Management, Inc. for the Concentrated Growth Fund; Massachusetts Financial Services Company for the Global Fund; Northern Trust Investments, N.A. for the Small Cap Index Fund; Rainier Investment Management, Inc. for the Large Cap Growth Fund; Templeton Investment Counsel, LLC for the Foreign Fund; and T. Rowe Price Associates, Inc. for the Equity Income Fund, Mid Cap Growth Fund, and Small Company Value Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds' subadvisory fees are paid out of the management fees previously disclosed above.

Administration Fees

For the Concentrated Growth Fund, Global Fund, and Small Company Value Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Service Class I
Concentrated Growth Fund	0.24%	0.14%	0.24%
Global Fund	0.28%	0.18%	0.28%
Small Company Value Fund	N/A	0.25%	0.25%

Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Notes to Financial Statements (Unaudited) (Continued)

Global Fund*		Small Company Value Fund*
Class I	0.90%	Class II	1.15%
Class II	0.80%	Service Class I	1.40%
Service Class I	1.15%

Expense caps and waiver amounts are reflected as a reduction on the Statement of Operations.

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through May 1, 2011.

For the Concentrated Growth Fund, MassMutual has voluntarily agreed to waive 0.05% of its management fees. MassMutual may amend or discontinue this waiver at any time without advance notice.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the period ended June 30, 2010, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Asset Allocation Fund	$1,160
Concentrated Growth Fund	13,533
Growth & Income Fund	2,516
Large Cap Growth Fund	2,497

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the period ended June 30, 2010, no material amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Allocation Fund	$19,268,061	$26,503,331	$22,039,874	$30,130,415
Concentrated Growth Fund	-	40,066,256	-	49,272,479
Equity Income Fund	-	96,427,384	-	22,797,247
Foreign Fund	-	49,373,993	-	10,304,321
Global Fund	-	12,453,075	-	6,303,553
Growth & Income Fund	-	29,130,285	-	37,925,485
Income & Growth Fund	-	49,341,206	-	176,936,849
Large Cap Growth Fund	-	127,291,200	-	30,660,690
Mid Cap Growth Fund	-	48,345,513	-	57,986,321

Notes to Financial Statements (Unaudited) (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Mid Cap Value Fund	$-	$262,990,332	$-	$275,300,088
Small Cap Index Fund	-	1,654,775	-	4,610,767
Small Company Value Fund	-	15,134,000	-	26,619,387
Small/Mid Cap Value Fund	-	47,257,912	-	66,983,132

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Asset Allocation Fund Initial Class
Sold	470,141	$3,682,031	973,988	$6,907,351
Issued as reinvestment of dividends	-	-	747,458	5,404,123
Redeemed	(1,601,514)	(12,526,121)	(3,538,529)	(24,641,239)
Net increase (decrease)	(1,131,373)	$(8,844,090)	(1,817,083)	$(12,329,765)
Asset Allocation Fund Service Class
Sold	141,800	$1,108,759	480,993	$3,356,944
Issued as reinvestment of dividends	-	-	23,336	168,250
Redeemed	(42,029)	(330,166)	(45,567)	(324,740)
Net increase (decrease)	99,771	$778,593	458,762	$3,200,454
Concentrated Growth Fund Class I
Sold	1,395,865	$8,988,054	6,110,480	$29,466,103
Issued as reinvestment of dividends	-	-	49,344	273,859
Redeemed	(3,123,257)	(19,160,871)	(6,571,898)	(33,724,445)
Net increase (decrease)	(1,727,392)	$(10,172,817)	(412,074)	$(3,984,483)
Concentrated Growth Fund Class II
Sold	316,616	$2,018,780	219,556	$1,097,091
Issued as reinvestment of dividends	-	-	12,530	69,794
Redeemed	(612,431)	(3,899,637)	(911,507)	(4,625,064)
Net increase (decrease)	(295,815)	$(1,880,857)	(679,421)	$(3,458,179)
Concentrated Growth Fund Service Class I
Sold	36,794	$228,374	120,734	$577,837
Issued as reinvestment of dividends	-	-	924	5,108
Redeemed	(6,912)	(42,515)	(41,447)	(220,432)
Net increase (decrease)	29,882	$185,859	80,211	$362,513
Equity Income Fund Initial Class
Sold	10,861,585	$93,499,914	12,798,802	$82,703,115
Issued as reinvestment of dividends	-	-	1,165,304	9,089,369
Redeemed	(2,821,722)	(24,319,028)	(14,298,842)	(101,252,764)
Net increase (decrease)	8,039,863	$69,180,886	(334,736)	$(9,460,280)
Equity Income Fund Service Class
Sold	401,441	$3,423,606	1,231,303	$7,892,909
Issued as reinvestment of dividends	-	-	41,574	323,441
Redeemed	(169,501)	(1,460,858)	(199,173)	(1,487,815)
Net increase (decrease)	231,940	$1,962,748	1,073,704	$6,728,535

Notes to Financial Statements (Unaudited) (Continued)

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Foreign Fund Initial Class
Sold	6,961,135	$60,557,871	7,181,806	$53,993,144
Issued as reinvestment of dividends	-	-	734,697	6,097,987
Redeemed	(1,971,337)	(16,760,941)	(5,130,232)	(39,466,248)
Net increase (decrease)	4,989,798	$43,796,930	2,786,271	$20,624,883
Foreign Fund Service Class
Sold	115,407	$960,092	293,588	$2,058,641
Issued as reinvestment of dividends	-	-	10,086	83,617
Redeemed	(29,555)	(259,614)	(57,147)	(455,066)
Net increase (decrease)	85,852	$700,478	246,527	$1,687,192
Global Fund Class I
Sold	1,313,905	$9,740,573	8,260,570	$51,985,363
Issued as reinvestment of dividends	-	-	80,227	548,755
Redeemed	(453,744)	(3,381,633)	(665,940)	(4,613,466)
Net increase (decrease)	860,161	$6,358,940	7,674,857	$47,920,652
Global Fund Class II
Sold	244,875	$1,849,437	72,424	$465,437
Issued as reinvestment of dividends	-	-	19,305	133,588
Redeemed	(445,312)	(3,355,895)	(647,071)	(3,966,114)
Net increase (decrease)	(200,437)	$(1,506,458)	(555,342)	$(3,367,089)
Global Fund Service Class I
Sold	38,462	$284,503	54,540	$319,752
Issued as reinvestment of dividends	-	-	778	5,335
Redeemed	(7,038)	(55,167)	(27,201)	(189,283)
Net increase (decrease)	31,424	$229,336	28,117	$135,804
Growth & Income Fund Initial Class
Sold	388,243	$2,856,616	607,840	$3,603,814
Issued as reinvestment of dividends	-	-	402,937	2,675,505
Redeemed	(1,578,779)	(11,675,973)	(3,603,670)	(21,976,190)
Net increase (decrease)	(1,190,536)	$(8,819,357)	(2,592,893)	$(15,696,871)
Growth & Income Fund Service Class
Sold	136,242	$987,316	1,346,394	$8,060,020
Issued as reinvestment of dividends	-	-	27,809	184,375
Redeemed	(55,646)	(419,007)	(67,394)	(433,966)
Net increase (decrease)	80,596	$568,309	1,306,809	$7,810,429
Income & Growth Fund Initial Class
Sold	1,083,256	$8,492,900	26,139,636	$176,326,234
Issued as reinvestment of dividends	-	-	281,303	2,061,951
Redeemed	(17,428,616)	(140,828,153)	(3,287,411)	(22,707,168)
Net increase (decrease)	(16,345,360)	$(132,335,253)	23,133,528	$155,681,017
Income & Growth Fund Service Class
Sold	89,705	$709,353	241,058	$1,596,826
Issued as reinvestment of dividends	-	-	1,908	13,965
Redeemed	(9,256)	(73,672)	(31,641)	(224,144)
Net increase (decrease)	80,449	$635,681	211,325	$1,386,647

Notes to Financial Statements (Unaudited) (Continued)

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Large Cap Growth Fund Initial Class
Sold	11,335,930	$104,165,305	211,535	$1,555,903
Issued as reinvestment of dividends	-	-	22,584	177,283
Redeemed	(489,391)	(4,347,170)	(961,957)	(6,995,762)
Net increase (decrease)	10,846,539	$99,818,135	(727,838)	$(5,262,576)
Large Cap Growth Fund Service Class
Sold	6,293	$53,879	48,165	$347,369
Issued as reinvestment of dividends	-	-	303	2,376
Redeemed	(14,984)	(135,471)	(11,087)	(89,274)
Net increase (decrease)	(8,691)	$(81,592)	37,381	$260,471
Mid Cap Growth Fund Initial Class
Sold	1,898,310	$19,179,595	6,163,288	$46,612,334
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,341,121)	(23,472,973)	(5,361,151)	(41,586,165)
Net increase (decrease)	(442,811)	$(4,293,378)	802,137	$5,026,169
Mid Cap Growth Fund Service Class
Sold	246,536	$2,478,452	579,810	$4,315,604
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(50,125)	(498,436)	(128,752)	(1,117,585)
Net increase (decrease)	196,411	$1,980,016	451,058	$3,198,019
Mid Cap Value Fund Initial Class
Sold	1,670,636	$15,466,673	7,052,370	$49,158,706
Issued as reinvestment of dividends	-	-	883,402	7,031,877
Redeemed	(3,130,497)	(28,781,852)	(7,605,329)	(56,313,369)
Net increase (decrease)	(1,459,861)	$(13,315,179)	330,443	$(122,786)
Mid Cap Value Fund Service Class
Sold	139,791	$1,291,196	428,327	$2,949,356
Issued as reinvestment of dividends	-	-	12,999	103,215
Redeemed	(45,921)	(419,780)	(72,536)	(587,492)
Net increase (decrease)	93,870	$871,416	368,790	$2,465,079
Small Cap Index Fund Initial Class
Sold	237,834	$1,999,268	440,296	$2,852,092
Issued as reinvestment of dividends	-	-	150,585	1,093,249
Redeemed	(573,689)	(4,772,224)	(928,895)	(6,100,024)
Net increase (decrease)	(335,855)	$(2,772,956)	(338,014)	$(2,154,683)
Small Cap Index Fund Service Class
Sold	56,446	$475,522	206,909	$1,268,058
Issued as reinvestment of dividends	-	-	9,848	71,296
Redeemed	(32,959)	(271,426)	(49,349)	(350,266)
Net increase (decrease)	23,487	$204,096	167,408	$989,088
Small Company Value Fund Class II*
Sold	590,344	$9,865,602	6,992,020	$91,484,387
Issued as reinvestment of dividends	-	-	161,030	2,475,034
Redeemed	(1,303,267)	(23,445,666)	(1,024,232)	(15,107,085)
Net increase (decrease)	(712,923)	$(13,580,064)	6,128,818	$78,852,336

Notes to Financial Statements (Unaudited) (Continued)

	Six Months ended June 30, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Small Company Value Fund Service Class I*
Sold	60,256	$1,001,598	58,740	$807,508
Issued as reinvestment of dividends	-	-	1,031	15,831
Redeemed	(6,914)	(114,368)	(16,548)	(239,412)
Net increase (decrease)	53,342	$887,230	43,223	$583,927
Small/Mid Cap Value Fund Initial Class
Sold	1,084,609	$8,142,269	1,581,486	$7,722,935
Issued as reinvestment of dividends	-	-	307,451	2,007,657
Redeemed	(2,716,767)	(22,073,852)	(5,448,397)	(32,926,907)
Net increase (decrease)	(1,632,158)	$(13,931,583)	(3,559,460)	$(23,196,315)
Small/Mid Cap Value Fund Service Class
Sold	146,780	$1,169,162	350,241	$1,880,275
Issued as reinvestment of dividends	-	-	5,981	38,998
Redeemed	(54,667)	(456,240)	(131,024)	(863,833)
Net increase (decrease)	92,113	$712,922	225,198	$1,055,440

* Fund commenced operations on February 27, 2009.

6. Federal Income Tax Information

At June 30, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$129,873,145	$8,914,813	$(6,252,862)	$2,661,951
Concentrated Growth Fund	80,511,016	10,236,891	(4,362,610)	5,874,281
Equity Income Fund	519,881,409	24,704,211	(63,461,080)	(38,756,869)
Foreign Fund	346,977,897	10,723,195	(77,717,767)	(66,994,572)
Global Fund	77,091,419	9,240,207	(3,539,081)	5,701,126
Growth & Income Fund	136,074,126	11,241,161	(10,634,564)	606,597
Income & Growth Fund	135,968,122	6,992,360	(6,864,834)	127,526
Large Cap Growth Fund	137,228,214	1,436,975	(12,469,517)	(11,032,542)
Mid Cap Growth Fund	255,166,482	43,019,738	(17,819,484)	25,200,254
Mid Cap Value Fund	364,255,051	16,630,125	(17,241,454)	(611,329)
Small Cap Index Fund	47,296,745	3,450,495	(12,386,694)	(8,936,199)
Small Company Value Fund	74,912,160	12,514,218	(4,338,567)	8,175,651
Small/Mid Cap Value Fund	164,427,797	15,186,707	(17,220,541)	(2,033,834)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

At December 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2014	Expiring 2016	Expiring 2017
Asset Allocation Fund	$-	$35,566,452	$32,697,281
Concentrated Growth Fund	-	31,910,748	30,770,765
Equity Income Fund	-	13,622,103	52,898,884

Notes to Financial Statements (Unaudited) (Continued)

	Expiring 2014	Expiring 2016	Expiring 2017
Foreign Fund	$-	$1,308,609	$24,798,834
Global Fund	-	7,420,704	11,075,189
Growth & Income Fund	-	53,443,635	33,129,010
Income & Growth Fund	-	13,433,084	14,442,243
Large Cap Growth Fund	527,453	5,334,020	8,118,109
Mid Cap Growth Fund	-	8,854,855	26,242,863
Mid Cap Value Fund	-	46,613,345	28,881,416
Small Cap Index Fund	-	-	3,126,742
Small/Mid Cap Value Fund	4,049,171	46,014,709	31,547,218

The following Fund(s) elected to defer to January 1, 2010, post-October capital losses:

Amount
Concentrated Growth Fund	$269,794
Equity Income Fund	1,449,343
Foreign Fund	2,279,550
Global Fund	80,317
Growth & Income Fund	75,065
Income & Growth Fund	84,287
Mid Cap Value Fund	1,133,642
Small Cap Index Fund	219,793

The Mid Cap Growth Equity Fund has elected to defer to January 1, 2010, post-October currency losses in the amount of $106.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Allocation Fund	$5,572,373	$-	$-
Concentrated Growth Fund	348,761	-	-
Equity Income Fund	9,412,810	-	-
Foreign Fund	6,181,604	-	-
Global Fund	687,678	-	-
Growth & Income Fund	2,859,880	-	-
Income & Growth Fund	2,075,916	-	-
Large Cap Growth Fund	179,659	-	-
Mid Cap Value Fund	7,135,092	-	-
Small Cap Index Fund	575,545	589,000	-
Small Company Value Fund	2,466,104	24,761	-
Small/Mid Cap Value Fund	2,046,655	-	-

Notes to Financial Statements (Unaudited) (Continued)

The following Fund(s) have elected to pass through foreign tax credit for the year ended December 31, 2009:

Amount
Foreign Fund	$591,543
Global Fund	53,103

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$3,434,143	$(68,263,733)	$(28,222)	$10,440,514
Concentrated Growth Fund	431,998	(62,681,513)	(282,037)	18,353,718
Equity Income Fund	8,319,072	(66,520,987)	(1,497,246)	(4,416,856)
Foreign Fund	5,256,760	(26,107,443)	(2,315,927)	(20,648,787)
Global Fund	547,762	(18,495,893)	(87,090)	16,277,193
Growth & Income Fund	2,081,065	(86,572,645)	(105,421)	15,530,800
Income & Growth Fund	2,889,640	(27,875,327)	(104,511)	24,215,312
Large Cap Growth Fund	129,778	(13,979,582)	(8,003)	6,026,700
Mid Cap Growth Fund	-	(35,097,718)	(35,230)	36,907,058
Mid Cap Value Fund	5,973,940	(75,494,761)	(1,181,346)	21,685,895
Small Cap Index Fund	237,043	(3,126,742)	(226,851)	(9,515,224)
Small Company Value Fund	231,121	21,476	(2,025)	17,193,353
Small/Mid Cap Value Fund	1,119,624	(81,611,098)	(26,184)	10,322,364

The Funds did not have any unrecognized tax benefits at June 30, 2010, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, "Improving Disclosures About Fair Value Measurements" ("ASU"). The ASU requires

Notes to Financial Statements (Unaudited) (Continued)

enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds' financial statement disclosures.

9. Subsequent Events

Management has evaluated the events and transactions subsequent to June 30, 2010 through the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosures in the Funds' financial statements other than those disclosed below.

Effective August 20, 2010, Massachusetts Financial Services Company replaced Capital Guardian Trust Company as subadviser to the Growth & Income Fund.

Effective August 20, 2010, BlackRock Investment Management, LLC replaced American Century Investment Management, Inc. as subadviser to the Income & Growth Fund.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees' Approval of Investment Advisory Contracts

At their meetings in April and May 2010, the Contract Committee (the "Committee") and the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the "Independent Trustees"), re-approved the existing advisory and subadvisory agreements (collectively, the "Contracts") for each of the Asset Allocation Fund, Concentrated Growth Fund, Equity Income Fund, Foreign Fund, Global Fund, Growth & Income Fund, Income & Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Index Fund, Small Company Value Fund, and Small/Mid Cap Value Fund. In preparation for the meetings, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the "Meeting Materials"). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the "Third-Party Report") with respect to each Fund prepared by an independent third-party vendor (the "Third-Party"). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual's ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund's advisory fee and total net expense ratio against peer funds; and (ii) the Fund's relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee's review, MassMutual provided commentary and analysis regarding each Fund's performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual's ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibilities for providing services to the

Other Information (Unaudited) (Continued)

respective Fund and the fees payable to each subadviser by MassMutual. Throughout the discussion, MassMutual responded to Committee members' questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one-year or three-year period below are to periods ended December 31, 2009.)

The Committee noted that, in the case of the Mid Cap Growth Fund, expense information showed the Fund to be in the second quartile of its peer group (favorable), and performance information showed the Fund to have had second and first quartile investment performance in its peer category for the most recent one- and three-year periods, respectively. The Committee reviewed this information with MassMutual, and determined that further inquiry was not required at this time.

The Committee also noted that the Small/Mid Cap Value Fund's expenses were in the top quartile of its peer group, and that its performance for the one-year period was in the top quartile (12th percentile) of its performance category, up from the 84th percentile for the three-year period. MassMutual reviewed with the Committee the factors that had led to the improvement in performance, and the steps MassMutual was taking to monitor the performance and capabilities of the subadviser to the Fund. The Committee determined that further inquiry was not required at this time.

The Committee considered the expenses and performance of the Small Cap Index Fund. MassMutual noted that the Fund was performing within an acceptable tracking error of its benchmark index and in accordance with expectations. MassMutual explained that the Fund's expense ratio was above its peer group median, but only by a relatively small amount (8 basis points). MassMutual noted that expense and performance information is difficult to analyze for this Fund, because a number of the other funds in the comparison group tend to be ultra-low priced retail index funds that skew the data, and that, in some cases, there are relatively few peer funds for comparison. The Committee noted that the Third-Party Report shows the Fund to have underperformed for the one-year period and outperformed for the three-year period. The Committee considered MassMutual's statements to the effect that MassMutual was satisfied with the performance of the Fund, and that the Fund was performing the role in the MML Series Fund family that it was intended to fulfill.

The Committee considered the Equity Income and Concentrated Growth Funds whose expense ratios were relatively high compared to their peers, but which had experienced recent favorable performance compared to their peers. As to the Equity Income Fund, the Committee considered that, although the Fund was in the third expense quartile of its peer group, it was only slightly below the median, and that the Fund's performance in the one- and three-year periods was in the second quartile of its performance category. The Committee noted that the strong research capabilities of the Fund's subadviser, combined with the diversified, incremental approach of the Fund's portfolio manager had driven its positive performance results. As to the Concentrated Growth Fund, the Committee considered that the Fund's expenses were in the third quartile of its peer group, but that the Fund had achieved first- quartile performance in its performance category for the most recent year. The Committee noted that the Fund had achieved fourth-quartile performance in its performance category for the three-year period due principally to performance in the fourth quarter of 2008, but considered MassMutual's statement that it continues to be comfortable with the subadviser's consistent process.

The Committee noted that the Small Company Value Fund's expenses were in the fourth quartile of its peer group, but considered MassMutual's statement that the Fund's subadviser is viewed at a premium in the marketplace. The Committee also noted that, although the Fund did not have a performance category ranking because it is new, it is a clone of an existing strategy that has had consistent performance.

Other Information (Unaudited) (Continued)

As to the Asset Allocation Fund (whose expenses are in the first quartile as against its peer group), Income & Growth Fund (whose expenses are in the first quartile as against its peer group), and Growth & Income Fund (whose expenses are in the first quartile as against its peer group), MassMutual reported to the Committee that it is actively reviewing the Funds' subadvisers or seeking to make structural changes in light of the Funds' underperformance. The Committee determined to approve the agreements for these Funds pending any future actions taken by MassMutual.

The Committee noted that the Global Fund's expenses were in the second quartile of its peer group, but that the Fund's performance was in the third and fourth quartiles of its performance category for the one- and three-year periods, respectively. It considered MassMutual's statements that the current subadviser had begun managing the portfolio in May 2009 and that the Fund had achieved improved performance since that time.

The Committee noted that the Mid Cap Value Fund's expenses were in the second quartile of its peer group, but that the Fund's one-year performance was in the third quartile of its performance category. It considered MassMutual's statements that, although the Fund had underperformed in 2009, it had achieved very favorable longer-term performance, especially in the difficult 2008 market environment.

The Committee noted that the Large Cap Growth Fund's expenses were in the second quartile of its peer group, but that the Fund's performance had been in the third quartile of its performance category for the one- and three-year periods. The Committee considered MassMutual's statement that the Fund's subadviser had been replaced in May 2009, and that the Fund's portfolio had subsequently been restructured to offer the potential for attractive excess returns over time.

The Committee noted that the Foreign Fund's expense ratio was in the third quartile of its peer group, slightly below the median. It also noted that the Fund had achieved second-quartile performance in its performance category for the three-year period, but third-quartile performance for the one-year period. The Committee considered MassMutual's statements that the Fund has benefited from the subadviser's consistent investment strategy, and that the Fund's one-year performance had been adversely affected by the subadviser's deep value strategy, which was out of favor during the year.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual's advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for the Funds and each individual Fund, which included a sensitivity analysis of the expected level of profitability assuming increased Fund assets at specified levels. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called "fallout benefits" to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called "soft-dollar arrangements."

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual's oversight of each Fund and the subadvisory process; (ii) MassMutual's levels

Other Information (Unaudited) (Continued)

of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund's total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of each subadviser appear well suited to each Fund, given its investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interest of each Fund's shareholders.

At their meetings in February and May 2010, the Trustees voted to approve interim and final new subadvisory agreements ("New Subadvisory Agreements") with American Century Investment Management, Inc. ("American Century"), subadviser for the Income & Growth and Mid Cap Value Funds, due to an unexpected change in control of American Century which caused the subadvisory agreements to terminate due to their assignment. There were no material changes to the New Subadvisory Agreements.

The New Subadvisory Agreements became effective on May 24, 2010.

At their meeting in May 2010, the Trustees, including the Independent Trustees, also approved the termination of the subadvisory agreement ("Prior Sub-Advisory Agreement") with Capital Guardian Trust Company ("Capital Guardian") and the approval of a new subadvisory agreement ("New Subadvisory Agreement") with Massachusetts Financial Services Company ("MFS") as subadviser for the Growth & Income Fund. In all of their deliberations, the Trustees were advised by independent counsel.

After arriving at the decision to replace Capital Guardian as subadviser of the Fund, the Trustees determined that it would be desirable to continue to maintain the Fund's core, diversified, bottom-up fundamental strategy. After careful consideration, the Trustees determined that MFS's large cap core strategy would provide the best opportunity for the Fund.

In reviewing the New Subadvisory Agreement, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) MFS and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that MFS will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of MFS; and (v) the fees payable to MFS by MassMutual and the effect of such fees on the profitability to MassMutual.

Prior to the vote being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MassMutual's level of profitability from its relationship with the Fund was not excessive and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of MFS appear well suited to the Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement were fair and reasonable with respect to the Fund and were in the best interest of the Fund's shareholders.

The New Subadvisory Agreement became effective on August 20, 2010.

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2010:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Allocation Fund
Initial Class	$1,000	0.62%	$961.30	$3.02	$1,021.70	$3.11
Service Class	1,000	0.87%	961.10	4.23	1,020.50	4.36
Concentrated Growth Fund
Class I	1,000	0.87%	911.40	4.12	1,020.50	4.36
Class II	1,000	0.77%	911.80	3.65	1,021.00	3.86
Service Class I	1,000	1.12%	911.00	5.31	1,019.20	5.61
Equity Income Fund
Initial Class	1,000	0.80%	941.30	3.85	1,020.80	4.01
Service Class	1,000	1.05%	939.90	5.05	1,019.60	5.26
Foreign Fund
Initial Class	1,000	1.00%	859.20	4.61	1,019.80	5.01
Service Class	1,000	1.25%	857.60	5.76	1,018.60	6.26
Global Fund
Class I	1,000	0.90%	903.40	4.25	1,020.30	4.51
Class II	1,000	0.80%	904.50	3.78	1,020.80	4.01
Service Class I	1,000	1.15%	902.20	5.42	1,019.10	5.76

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Growth & Income Fund
Initial Class	$1,000	0.56%	$910.20	$2.65	$1,022.00	$2.81
Service Class	1,000	0.81%	908.50	3.83	1,020.80	4.06
Income & Growth Fund
Initial Class	1,000	0.74%	934.80	3.55	1,021.10	3.71
Service Class	1,000	0.99%	934.50	4.75	1,019.90	4.96
Large Cap Growth Fund
Initial Class	1,000	0.73%	918.20	3.47	1,021.20	3.66
Service Class	1,000	0.98%	915.70	4.65	1,019.90	4.91
Mid Cap Growth Fund
Initial Class	1,000	0.83%	994.80	4.11	1,020.70	4.16
Service Class	1,000	1.08%	993.70	5.34	1,019.40	5.41
Mid Cap Value Fund
Initial Class	1,000	0.90%	987.60	4.44	1,020.30	4.51
Service Class	1,000	1.15%	985.30	5.66	1,019.10	5.76
Small Cap Index Fund
Initial Class	1,000	0.50%	988.50	2.47	1,022.30	2.51
Service Class	1,000	0.75%	987.20	3.70	1,021.10	3.76
Small Company Value Fund
Class II	1,000	1.15%	959.20	5.59	1,019.10	5.76
Service Class I	1,000	1.40%	958.50	6.80	1,017.90	7.00
Small/Mid Cap Value Fund
Initial Class	1,000	0.81%	979.60	3.98	1,020.80	4.06
Service Class	1,000	1.06%	978.20	5.20	1,019.50	5.31

*

Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540a 610 CRN201108-137706

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer
Date	8/23/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	8/23/10

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	8/23/10